Registration Nos. 002-11101

811-00242

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 199	☒
and/or REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 127	☒
(Check appropriate box or boxes.)

NATIXIS FUNDS TRUST II

(Exact Name of Registrant as Specified in Charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 449-2810

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copy to:

John M. Loder, Esq.

Ropes & Gray

800 Boylston Street

Boston, Massachusetts 02199

Approximate Date of Public Offering

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2015 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus May 1, 2015

	Class A	Class B	Class C	Class N	Class Y
AEW Real Estate Fund	NRFAX	NRFBX	NRCFX	NRFNX	NRFYX
CGM Advisor Targeted Equity Fund	NEFGX	NEBGX	NEGCX		NEGYX
Natixis Diversified Income Fund	IIDPX		CIDPX		YIDPX
Natixis Oakmark Fund	NEFOX	NEGBX	NECOX		NEOYX
Natixis Oakmark International Fund	NOIAX		NOICX
Natixis U.S. Equity Opportunities Fund	NEFSX	NESBX	NECCX		NESYX
Vaughan Nelson Small Cap Value Fund	NEFJX	NEJBX	NEJCX		NEJYX
Vaughan Nelson Value Opportunity Fund	VNVAX		VNVCX	VNVNX	VNVYX

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Fund Summary

AEW Real Estate Fund

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 65 of the Prospectus and on page 118 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	5.00%	1.00%	None	None
Redemption fees	None	None	None	None	None
*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class N	Class Y
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other expenses [1]	0.35%	0.35%	0.35%	9.34%	0.35%
Total annual fund operating expenses	1.40%	2.15%	2.15%	10.14%	1.15%
Fee waiver and/or expense reimbursement [2],[3]	0.05%	0.05%	0.05%	9.20%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.35%	2.10%	2.10%	0.94%	1.10%
[1]	Other expenses have been restated to reflect current custodian and transfer agency fees for the Fund effective October 1, 2014.
[2]

The Fund's investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.35%, 2.10%, 2.10%, 1.05% and 1.10% of the Fund's average daily net assets for Class A, B, C, N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Fund's investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.35%, 2.10%, 2.10%, 1.05% and 1.10% of the Fund's average daily net assets for Class A, B, C, N and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

[3]

NGAM Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$705	$988	$1,292	$2,154
Class B	$713	$968	$1,350	$2,288
Class C	$313	$668	$1,150	$2,479
Class N	$96	$2,097	$3,900	$7,657

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Fund Summary

Class Y	$112	$360	$628	$1,393

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class B	$213	$668	$1,150	$2,288
Class C	$213	$668	$1,150	$2,479

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities, including common stocks and preferred stocks, of real estate investment trusts ("REITs") and/or real estate-related companies (e.g., real estate operating companies). REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry. Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations.

AEW Capital Management, L.P. ("AEW") employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of the real estate equity securities is dependent upon the underlying real estate assets and company management as well as the overall influence of capital markets.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.

Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund's investment universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of

2

Fund Summary

the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security or portfolio will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Real Estate Risk: Because the Fund concentrates its investments in REITs and the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-cap companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-cap companies.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Returns for Class A Shares

Highest Quarterly Return: Second Quarter 2009, 32.96% Lowest Quarterly Return: Fourth Quarter 2008, -38.19%

The Fund's Class A shares total return year to date as of March 31, 2015 was 5.00%.

Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.

Average Annual Total Returns				Life of Class N
(for the periods ended December 31, 2014)	Past 1 Year	Past 5 Years	Past 10 Years	(5/1/13)
Class A - Return Before Taxes	22.57%	14.85%	7.45%	-
Return After Taxes on Distributions	19.77%	12.49%	5.54%	-
Return After Taxes on Distributions and Sale of Fund Shares	14.24%	11.52%	5.67%	-
Class B - Return Before Taxes	24.02%	15.14%	7.28%	-
Class C - Return Before Taxes	27.99%	15.36%	7.28%	-
Class N - Return Before Taxes	30.52%	-	-	9.72%
Class Y - Return Before Taxes	30.32%	16.53%	8.39%	-
MSCI US REIT Index	30.38%	17.05%	8.31%	9.75%

3

Fund Summary

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

AEW Capital Management, L.P.

Portfolio Managers

Matthew A. Troxell, CFA®, Managing Director of AEW, has served as Senior Portfolio Manager of the Fund since 2000.

John Garofalo, CFA®, Director of AEW, has served as co-portfolio manager of the Fund since 2014.

J. Hall Jones, Jr., CFA®, Director of AEW, has served as co-portfolio manager of the Fund since 2006.

Roman Ranocha, CFA®, Director of AEW, has served as co-portfolio manager of the Fund since 2006.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class B Shares

Class B shares of the Fund are not currently offered for sale.

Class N Shares

Class N shares of the Fund are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors. Class N shares are also available to fund of funds that are distributed by NGAM Distribution, L.P. (the "Distributor"). There is no minimum initial or subsequent investment for these shares. Please see the section "How to Buy Shares" in the SAI for details.

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

■

Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Retirement Plans such as 401(a), 401(k) or 457 plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

4

Fund Summary

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5

Fund Summary

CGM Advisor Targeted Equity Fund

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 65 of the Prospectus and on page 118 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	5.00%	1.00%	None
Redemption fees	None	None	None	None
*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class Y
Management fees	0.71%	0.71%	0.71%	0.71%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses	0.19%	0.18%	0.19%	0.18%
Total annual fund operating expenses	1.15%	1.89%	1.90%	0.89%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods (except where indicated).  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$685	$919	$1,172	$1,892
Class B	$692	$894	$1,221	$2,019
Class C	$293	$597	$1,026	$2,222
Class Y	$91	$284	$493	$1,096

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class B	$192	$594	$1,021	$2,019
Class C	$193	$597	$1,026	$2,222

6

Fund Summary

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 229% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments, including common stocks and preferred stocks. The Fund will generally invest in a focused portfolio of common stocks of large-capitalization companies that the Fund's adviser, Capital Growth Management Limited Partnership ("CGM"), expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors, such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small-capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

■

Well-established, with records of above-average growth

■

Promise of maintaining their leadership positions in their respective industries

■

Likely to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

■

It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

■

CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

■

CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

■

CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

 The Fund may also:

■

Invest a significant portion of its assets in a single industry sector.

■

Invest in foreign securities, including those in emerging markets.

■

Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act").

■

Invest in real estate investment trusts ("REITs").

■

Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's returns, and realization of short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations.  Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the adviser's assessment of the prospects for a company's growth is wrong, or if the adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Focused Investment Risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

7

Fund Summary

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses.

Key Personnel Risk: If one or more key individuals become unavailable to the investment adviser, including the Fund's portfolio manager, who is important to the management of the Fund's assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security or portfolio will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

REITs Risk:  Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Returns for Class A Shares

Highest Quarterly Return: Fourth Quarter 2011, 15.77% Lowest Quarterly Return: Third Quarter 2011, -24.23%

8

Fund Summary

Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.

Average Annual Total Returns
(for the periods ended December 31, 2014)	Past 1 Year	Past 5 Years	Past 10 Years
Class A - Return Before Taxes	2.04%	8.55%	6.74%
Return After Taxes on Distributions	-2.78%	6.38%	5.21%
Return After Taxes on Distributions and Sale of Fund Shares	2.29%	6.15%	5.05%
Class B - Return Before Taxes	2.94%	8.73%	6.59%
Class C - Return Before Taxes	6.52%	9.00%	6.58%
Class Y - Return Before Taxes	8.52%	10.09%	7.65%
S&P 500® Index	13.69%	15.45%	7.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. The Return After Taxes on Distributions and Sale of Fund Shares for the 1-year period exceeds the Return Before Taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

Capital Growth Management Limited Partnership

Portfolio Manager

G. Kenneth Heebner, CFA®, senior portfolio manager of CGM, has served as portfolio manager of the Fund since 1976.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class B Shares

Class B shares of the Fund are not currently offered for sale.

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

■

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Retirement Plans such as 401(a), 401(k) or 457 plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

9

Fund Summary

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

10

Fund Summary

Natixis Diversified Income Fund

Investment Goal

The Fund seeks current income with a secondary objective of capital appreciation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 65 of the Prospectus and on page 118 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None
Redemption fees	None	None	None
*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.26%	0.26%	0.27%
Total annual fund operating expenses	1.06%	1.81%	0.82%
Fee waiver and/or expense reimbursement [1]	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.06%	1.81%	0.82%
[1]

The Fund's investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.25%, 2.00% and 1.00% of the Fund's average daily net assets for Class A, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Fund's investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.25%, 2.00% and 1.00% of the Fund's average daily net assets for Class A, C and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods (except where indicated).  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$553	$772	$1,008	$1,686
Class C	$284	$569	$980	$2,127
Class Y	$84	$262	$455	$1,014

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$184	$569	$980	$2,127

11

Fund Summary

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The Fund is designed to offer investors access to a diversified portfolio of complementary income-producing investment disciplines from specialized money managers through investment in a single mutual fund. The Fund's disciplines focus on income-producing fixed-income and equity securities. Each discipline is listed below.

Adviser/Subadviser and Investment Discipline	Focus of Discipline	Target Allocation	Minimum Allocation	Maximum Allocation
AEW Diversified REIT	U.S. Equity Real Estate Investment Trusts ("REITs")	25.00%	20.00%	30.00%
Active Dividend Equity *	Dividend-paying common stocks of U.S. issuers	20.00%	15.00%	25.00%
Loomis Sayles Inflation Protected Securities	Inflation protected securities, with an emphasis on U.S. Treasury Inflation Protected Securities ("TIPS")	15.00%	10.00%	20.00%
Loomis Sayles Multi-Sector Bond	Investment grade fixed-income securities	40.00%	30.00%	50.00%
*	This discipline is managed by NGAM Advisors, L.P. ("NGAM Advisors") through its division Active Investment Advisors ("Active").

Subject to the allocation policy adopted by the Fund's Board of Trustees, NGAM Advisors generally allocates capital invested in the Fund among its four disciplines according to the target allocations noted above. NGAM Advisors (with respect to the Active Dividend Equity discipline) and each of the subadvisers manages the portion of the Fund's assets allocated to them in accordance with Active's or the respective subadviser's distinct investment style and strategy. NGAM Advisors monitors the relative sizes of the disciplines on a monthly basis. When a discipline's percentage of the Fund exceeds the maximum or minimum allocation set forth in the table above, NGAM Advisors will generally reallocate capital away from or towards one or more disciplines in order to bring the discipline back within its target allocation range. Subject to approval by the Fund's Board of Trustees, NGAM Advisors may revise the Fund's target allocations from time to time. In addition, target allocations will vary and may not always be met.

The Fund may:

■

Invest in equity securities, including common stocks and preferred stocks.

■

Invest a significant portion of its assets in REITs and companies in the real-estate industry.

■

Invest in securities offered in initial public offerings ("IPOs") and securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities").

■

Invest in convertible preferred stock and convertible debt securities.

■

Engage in options for hedging and investment purposes and enter into futures transactions, swap contracts (including credit default swaps), currency hedging transactions and other derivatives.

■

Invest in fixed-income securities of any maturity, including those of foreign issuers and below investment-grade fixed-income securities (commonly known as "junk bonds").

■

Invest in mortgage-related and asset-backed securities (including mortgage dollar rolls).

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Allocation Risk: The Fund's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter ("OTC") derivative transactions, such as OTC options. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including options, foreign currency transactions, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee

12

Fund Summary

that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund's use of derivatives involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter ("OTC") traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Inflation-Linked Securities Risk: Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for all Urban Consumers). There can be no assurance that the inflation index will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of inflation index.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.  In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them, negatively impacting the performance of the Fund.

Leverage Risk: Use of derivative instruments may involve leverage.  Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security or portfolio will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations

13

Fund Summary

affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-cap companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-cap companies.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and life-of-class periods compare to those of two broad measures of market performance. The Blended Index is an unmanaged, blended index composed of the following weights: 40% Barclays U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones U.S. Select Dividend Index, and 15% Barclays U.S. TIPS Index. The four indices composing the Blended Index measure, respectively, the performance of investment-grade fixed-income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Returns for Class A Shares

Highest Quarterly Return: Second Quarter 2009, 18.28% Lowest Quarterly Return: Fourth Quarter 2008, -18.23%

Average Annual Total Returns				Life of Class	Life of Class Y
(for the periods ended December 31, 2014)	Past 1 Year	Past 5 Years		(11/17/05)	(12/3/12)
Class A - Return Before Taxes	7.96%	10.13%		6.74%	-
Return After Taxes on Distributions	6.95%	9.10%		5.51%	-
Return After Taxes on Distributions and Sale of Fund Shares	4.69%	7.65%		4.87%	-
Class C - Return Before Taxes	11.28%	10.31%		6.47%	-
Class Y - Return Before Taxes	13.05%	11.16	% [1]	-	9.78%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%		5.00%	1.77%
Blended Index	13.34%	10.21%		6.92%	8.59%
[1]	Prior to the inception of Class Y shares (12/3/12), performance is that of Class A shares and reflects the higher net expenses of that share class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

14

Fund Summary

Management

Investment Adviser

NGAM Advisors, L.P. ("NGAM Advisors")

Subadvisers

AEW Capital Management, L.P.

Loomis, Sayles & Company, L.P. ("Loomis Sayles")

Portfolio Managers

Active Dividend Equity Discipline

Kevin H. Maeda, Chief Investment Officer for the Active Investment Advisors division of NGAM Advisors, has served as co-manager of the Active Dividend Equity portion of the Fund since 2005.

Serena V. Stone, CFA®, Assistant Vice President for the Active Investment Advisors division of NGAM Advisors, has served as co-manager of the Active Dividend Equity portion of the Fund since 2005.

AEW Diversified REIT Discipline

Matthew A. Troxell, CFA®, Managing Director of AEW, has served as senior portfolio manager of the AEW Diversified REIT portion of the Fund since 2005.

John Garofalo, CFA®, Director of AEW, has served as co-portfolio manager of the AEW Diversified REIT portion of the Fund since 2014.

J. Hall Jones, Jr., CFA®, Director of AEW, has served as co-portfolio manager of the AEW Diversified REIT portion of the Fund since 2005.

Roman Ranocha, CFA®, Director of AEW, has served as co-portfolio manager of the AEW Diversified REIT portion of the Fund since 2005.

Loomis Sayles — Inflation Protected Securities Discipline

Elaine Kan, CFA®, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Inflation Protected Securities portion of the Fund since 2012.

Kevin P. Kearns, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Inflation Protected Securities portion of the Fund since 2012.

Maura T. Murphy, CFA®, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Inflation Protected Securities portion of the Fund since 2012.

Loomis Sayles — Multi-Sector Bond Discipline

Elaine M. Stokes, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Multi-Sector Bond portion of the Fund since 2005.

Matthew J. Eagan, CFA®, Vice President of Loomis Sayles, has served as co-manager of the Loomis Sayles Multi-Sector Bond portion of the Fund since 2005.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

15

Fund Summary

■

Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Retirement Plans such as 401(a), 401(k) or 457 plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

16

Fund Summary

Natixis Oakmark Fund

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 65 of the Prospectus and on page 118 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	5.00%	1.00%	None
Redemption fees	None	None	None	None
*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class Y
Management fees	0.69%	0.69%	0.69%	0.69%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses	0.28%	0.28%	0.28%	0.28%
Total annual fund operating expenses	1.22%	1.97%	1.97%	0.97%
Fee waiver and/or expense reimbursement [1]	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.22%	1.97%	1.97%	0.97%
[1]

The Fund's investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.30%, 2.05%, 2.05% and 1.05% of the Fund's average daily net assets for Class A, B, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Fund's investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.30%, 2.05%, 2.05% and 1.05% of the Fund's average daily net assets for Class A, B, C and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

17

Fund Summary

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$692	$940	$1,207	$1,967
Class B	$700	$918	$1,262	$2,102
Class C	$300	$618	$1,062	$2,296
Class Y	$99	$309	$536	$1,190

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class B	$200	$618	$1,062	$2,102
Class C	$200	$618	$1,062	$2,296

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the Fund primarily invests in common stocks of U.S. companies. The Fund generally invests in securities of larger capitalization companies in any industry. Harris Associates L.P. ("Harris Associates") uses a value investment philosophy in selecting equity securities, including common stocks. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.

Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price approaches its estimated worth or the issuer's fundamentals change. Harris Associates monitors each holding and adjusts its price targets as warranted to reflect changes in the issuer's fundamentals. The Fund's portfolio typically holds 30 to 60 stocks.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Focused Investment Risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security or portfolio will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

18

Fund Summary

Risk/Return Bar Chart and Table

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Returns for Class A Shares

Highest Quarterly Return: Second Quarter 2009, 24.17% Lowest Quarterly Return: Fourth Quarter 2008, -27.03%

Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.

Average Annual Total Returns
(for the periods ended December 31, 2014)	Past 1 Year	Past 5 Years	Past 10 Years
Class A - Return Before Taxes	4.06%	13.32%	6.10%
Return After Taxes on Distributions	0.48%	12.28%	5.57%
Return After Taxes on Distributions and Sale of Fund Shares	4.91%	10.63%	4.88%
Class B - Return Before Taxes	4.88%	13.57%	5.93%
Class C - Return Before Taxes	8.62%	13.82%	5.93%
Class Y - Return Before Taxes	10.70%	14.97%	7.05%
S&P 500® Index	13.69%	15.45%	7.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. The Return After Taxes on Distributions and Sale of Fund Shares for the 1-year period exceeds the Return Before Taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

NGAM Advisors, L.P. ("NGAM Advisors")

Subadviser

Harris Associates L.P.

Portfolio Managers

William C. Nygren, CFA®, Vice President and portfolio manager of Harris Associates, has served as co-manager of the Fund since 2014.

Kevin G. Grant, CFA®, Co-Chief Executive Officer, portfolio manager and analyst of Harris Associates, has served as co-manager of the Fund since 2014.

M. Colin Hudson, CFA®, portfolio manager and analyst of Harris Associates, has served as co-manager of the Fund since 2014.

Michael J. Mangan, CFA®, CPA, portfolio manager of Harris Associates, served as co-manager of the Fund from 2002 until February 2014 and since August 2014.

19

Fund Summary

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class B Shares

Class B shares of the Fund are not currently offered for sale.

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

■

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Retirement Plans such as 401(a), 401(k) or 457 plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

20

Fund Summary

Natixis Oakmark International Fund

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 65 of the Prospectus and on page 118 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%
Redemption fees	None	None
*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C
Management fees	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses [1]	0.20%	0.19%
Total annual fund operating expenses	1.30%	2.04%
Fee waiver and/or expense reimbursement [2]	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.30%	2.04%
[1]	Other expenses have been restated to reflect current custodian and transfer agency fees for the Fund effective October 1, 2014.
[2]

The Fund's investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.45% and 2.20% of the Fund's average daily net assets for Class A and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Fund's investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.45% and 2.20% of the Fund's average daily net assets for Class A and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$700	$963	$1,247	$2,053
Class C	$307	$640	$1,098	$2,369

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$207	$640	$1,098	$2,369

21

Fund Summary

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. The Fund may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's non-U.S. investments. Although the Fund invests primarily in common stocks of non-U.S. companies it may also invest in the securities of U.S. companies. The Fund may invest in the securities of small-, mid- and large-capitalization companies.

The Fund's subadviser, Harris Associates L.P. ("Harris Associates"), uses a value investment philosophy in selecting equity securities, such as common stocks, preferred stocks, warrants, and securities convertible into common stocks and preferred stocks. This investment philosophy is based upon the belief that, over time, a company's stock price converges with Harris Associates' estimate of its intrinsic or true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.

Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price approaches its estimated worth or the issuer's fundamentals change. Harris Associates monitors each holding and adjusts its price targets as warranted to reflect changes in the issuer's fundamentals. The Fund's portfolio typically holds 30 to 65 stocks.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments deniminated in, or received revenues in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations.  Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock. Small and mid-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund's equity portfolio.

Focused Investment Risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

22

Fund Summary

Market Risk: The market value of a security or portfolio will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund's one-year and life-of-fund performance with a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Returns for Class A Shares

Highest Quarterly Return: First Quarter 2012, 17.17% Lowest Quarterly Return: Third Quarter 2011, -20.47%

Average Annual Total Returns		Life of Fund
(for the periods ended December 31, 2014)	Past 1 Year	(12/15/10)
Class A - Return Before Taxes	-11.46%	6.06%
Return After Taxes on Distributions	-12.12%	5.75%
Return After Taxes on Distributions and Sale of Fund Shares	-5.73%	4.87%
Class C - Return Before Taxes	-7.57%	6.85%
MSCI World ex USA Index (Net)	-4.32%	4.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other class of the Fund will vary. The Return After Taxes on Distributions and Sale of Fund Shares for the 1-year period exceeds the Return Before Taxes due to an assumed tax benefit from the pass-through of foreign tax credits and from losses on a sale of Fund shares at the end of the measurement period. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

NGAM Advisors, L.P.

Subadviser

Harris Associates L.P.

Portfolio Managers

David G. Herro, CFA®, Deputy Chairman, Chief Investment Officer of International Equity and portfolio manager of Harris Associates, has served as co-portfolio manager of the Fund since 2010.

Robert A. Taylor, CFA®, Director of International Research, Vice President and portfolio manager of Harris Associates, has served as co-portfolio manager of the Fund since 2010.

23

Fund Summary

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

24

Fund Summary

Natixis U.S. Equity Opportunities Fund

Investment Goal

The Fund seeks long-term growth of capital.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 65 of the Prospectus and on page 118 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	5.00%	1.00%	None
Redemption fees	None	None	None	None
*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class Y
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses
Fee/expense recovery	0.02%	0.02%	0.01%	0.00%
Remainder of other expenses	0.24%	0.24%	0.25%	0.26%
Total other expenses [1],[2]	0.26%	0.26%	0.26%	0.26%
Total annual fund operating expenses	1.31%	2.06%	2.06%	1.06%
Fee waiver and/or expense reimbursement [3]	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.31%	2.06%	2.06%	1.06%
[1]	Other expenses have been restated to reflect current custodian and transfer agency fees for the Fund effective October 1, 2014.
[2]

The expense information shown in the table above includes acquired fund fees and expenses of less than 0.01%; the ratios may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

[3]

The Fund's investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.30%, 2.05%, 2.05% and 1.05% of the Fund's average daily net assets for Class A, B, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Fund's investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.30%, 2.05%, 2.05% and 1.05% of the Fund's average daily net assets for Class A, B, C and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$701	$966	$1,252	$2,063
Class B	$709	$946	$1,308	$2,197

25

Fund Summary

Class C	$309	$646	$1,108	$2,390
Class Y	$108	$337	$585	$1,294

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class B	$209	$646	$1,108	$2,197
Class C	$209	$646	$1,108	$2,390

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 93% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The Fund ordinarily invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities, including common stocks and preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. The Fund's approach to equity investing combines the styles of two subadvisers in selecting securities for each of the Fund's segments. The segments and their subadvisers are listed below.

■

Harris Associates - Large Cap Value segment - Under normal circumstances, the Large Cap Value segment of the Fund managed by Harris Associates L.P. ("Harris Associates") will invest primarily in the common stocks of larger- capitalization companies that Harris Associates believes are trading at a substantial discount to the company's "true business value." By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives. Harris Associates usually sells a security when the price approaches its estimated worth and monitors each holding and adjusts its price targets as warranted to reflect changes in the issuer's fundamentals.

■

Loomis Sayles - All Cap Growth segment - Under normal circumstances, the All Cap Growth segment of the Fund, managed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), will invest primarily in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment may invest in companies of any size. The segment normally invests across a wide range of sectors and industries. The segment's portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term secular growth and profitable cash flow returns and management teams focused on creating long-term value for shareholders. The segment's portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value. The segment will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the portfolio manager believes the current price fully reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate.

Subject to the allocation policy adopted by the Fund's Board of Trustees, NGAM Advisors, L.P. ("NGAM Advisors") generally allocates capital invested in the Fund equally (i.e., 50%) between its two segments. Under the allocation policy, NGAM Advisors may also allocate capital away from or towards each segment from time to time and may reallocate capital between the segments. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

The Fund may also:

■

Invest in securities offered in initial public offerings ("IPOs") and securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities").

■

Invest in convertible preferred stock and convertible debt securities.

■

Invest in real estate investment trusts ("REITs").

■

Invest in fixed-income securities, including U.S. government bonds and below-investment grade fixed-income securities (commonly known as "junk bonds").

■

Hold securities of foreign issuers traded over-the-counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.

■

Invest in equity securities of Canadian issuers.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

26

Fund Summary

Allocation Risk: The Fund's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations.  Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. In the subadviser's assessment of the prospects for a company's growth is wrong, or if the subadviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security or portfolio will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

REITs Risk:  Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-cap companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-cap companies.

27

Fund Summary

Risk/Return Bar Chart and Table

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, and ten-year periods compare to those of two broad measures of market performance. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. A subset of the Russell 3000® Index, it includes approximately 1,000 of the largest stocks based on a combination of market capitalization and current index membership. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Returns for Class A Shares

Highest Quarterly Return: Third Quarter 2009, 17.80% Lowest Quarterly Return: Fourth Quarter 2008, -24.20%

Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.

Average Annual Total Returns
(for the periods ended December 31, 2014)	Past 1 Year	Past 5 Years	Past 10 Years
Class A - Return Before Taxes	6.44%	15.06%	8.65%
Return After Taxes on Distributions	-1.29%	12.63%	7.45%
Return After Taxes on Distributions and Sale of Fund Shares	8.39%	11.92%	6.98%
Class B - Return Before Taxes	8.38%	15.35%	8.49%
Class C - Return Before Taxes	11.37%	15.57%	8.48%
Class Y - Return Before Taxes	13.25%	16.74%	9.62%
S&P 500® Index	13.69%	15.45%	7.67%
Russell 1000® Index	13.24%	15.64%	7.96%

The Fund uses multiple subadvisers.  The performance results shown above reflect results achieved by previous subadvisers using different investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. The Return After Taxes on Distributions and Sale of Fund Shares for the 1-year period exceeds the Return Before Taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

NGAM Advisors, L.P. ("NGAM Advisors")

Subadvisers

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

28

Fund Summary

Portfolio Managers

Harris Associates

William C. Nygren, CFA®, Vice President and portfolio manager of Harris Associates, has served as co-manager of the Harris Associates Large Cap Value segment of the Fund since 2014.

Kevin G. Grant, CFA®, portfolio manager and analyst of Harris Associates, has served as co-manager of the Harris Associates Large Cap Value segment of the Fund since 2014.

M. Colin Hudson, CFA®, portfolio manager and analyst of Harris Associates, has served as co-manager of the Harris Associates Large Cap Value segment of the Fund since 2014.

Michael J. Mangan, CFA®, CPA, portfolio manager of Harris Associates, served as co-manager of the Harris Associates Large Cap Value segment of the Fund from 2005 until February 2014 and since August 2014.

Loomis Sayles

Aziz V. Hamzaogullari, CFA®, Vice President of Loomis Sayles, has served as a manager of the Fund since 2011 and of the Loomis Sayles All Cap Growth segment of the Fund since 2014.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class B Shares

Class B shares of the Fund are not currently offered for sale.

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

■

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Retirement Plans such as 401(a), 401(k) or 457 plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

29

Fund Summary

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

30

Fund Summary

Vaughan Nelson Small Cap Value Fund

Investment Goal

The Fund seeks capital appreciation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 65 of the Prospectus and on page 118 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	5.00%	1.00%	None
Redemption fees	None	None	None	None
*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class Y
Management fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses	0.22%	0.22%	0.22%	0.22%
Acquired fund fees and expenses [1]	0.14%	0.14%	0.14%	0.14%
Total annual fund operating expenses	1.51%	2.26%	2.26%	1.26%
Fee waiver and/or expense reimbursement [2]	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.51%	2.26%	2.26%	1.26%
[1]

The expense information shown in the table differs from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

[2]

The Fund's investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.45%, 2.20%, 2.20% and 1.20% of the Fund's average daily net assets for Class A, B, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Fund's investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.45%, 2.20%, 2.20% and 1.20% of the Fund's average daily net assets for Class A, B, C and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods (except where indicated).  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$720	$1,025	$1,351	$2,273
Class B	$729	$1,006	$1,410	$2,407
Class C	$329	$706	$1,210	$2,595
Class Y	$128	$400	$692	$1,523

31

Fund Summary

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class B	$229	$706	$1,210	$2,407
Class C	$229	$706	$1,210	$2,595

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities, including common stocks and preferred stocks, of "small-cap companies." Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Currently, the Fund defines a small-cap company to be one whose market capitalization, at the time of purchase, either falls within the capitalization range of the Russell 2000® Value Index, an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values, or is $3.5 billion or less. While the market capitalization range for the Russell 2000® Value Index fluctuates, at December 31, 2014, it was $19 million to $4.9 billion. The Fund may, however, invest in companies with large capitalizations.

Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson") invests in small-capitalization companies with a focus on those companies meeting Vaughan Nelson's return expectations. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund's portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

■

Companies earning a positive return on capital with stable-to-improving returns.

■

Companies valued at a discount to their asset value.

■

Companies with an attractive and sustainable dividend level.

In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:

■

Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out of favor or misunderstood.

■

Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.

■

Vaughan Nelson uses fundamental analysis to construct a portfolio of 60 to 80 securities that, in the opinion of Vaughan Nelson, is made up of quality companies with the potential to provide significant increases in share price over a three year period.

■

Vaughan Nelson will generally sell a security when it reaches Vaughan Nelson's price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions or internal or external forces reducing future expected returns from the investment thesis.

The Fund may also:

■

Invest in convertible preferred stock and convertible debt securities.

■

Invest in foreign securities, including emerging market securities.

■

Invest in real estate investment trusts ("REITs").

■

Invest in securities offered in initial public offerings ("IPOs").

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations.  Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly

32

Fund Summary

reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole.  In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security or portfolio will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

REITs Risk:  Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-Cap Companies Risk: Small-cap companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of larger companies. Stocks of small-cap companies may therefore be more vulnerable to adverse developments than those of larger companies.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund's one-year, five-year and ten-year performance with a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Returns for Class A Shares

Highest Quarterly Return: Third Quarter 2009, 18.56% Lowest Quarterly Return: Third Quarter 2011, -19.60%

33

Fund Summary

Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.

Average Annual Total Returns
(for the periods ended December 31, 2014)	Past 1 Year	Past 5 Years	Past 10 Years
Class A - Return Before Taxes	2.54%	14.29%	10.50%
Return After Taxes on Distributions	-1.25%	10.56%	8.68%
Return After Taxes on Distributions and Sale of Fund Shares	4.36%	10.97%	8.44%
Class B - Return Before Taxes	3.51%	14.60%	10.33%
Class C - Return Before Taxes	7.07%	14.78%	10.33%
Class Y - Return Before Taxes	9.04%	15.94%	11.41	% [1]
Russell 2000® Value Index	4.22%	14.26%	6.89%
[1]	Prior to the inception of Class Y shares (12/3/12), performance is that of Class A shares and reflects the higher net expenses of that share class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. The Return After Taxes on Distributions and Sale of Fund Shares for the 1-year period exceeds the Return Before Taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period.  Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

NGAM Advisors, L.P.

Subadviser

Vaughan Nelson Investment Management, L.P.

Portfolio Managers

Dennis G. Alff, CFA®, Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2013.

Chad D. Fargason, Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2013.

Chris D. Wallis, CFA®, Chief Executive Officer and Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2004.

Scott J. Weber, CFA®, Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2004.

Purchase and Sale of Fund Shares

The Vaughan Nelson Small Cap Value Fund is closed to new investors; however, in its sole discretion, Vaughan Nelson may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund. NGAM Advisors may determine to reopen the Fund for investment at any time without notice to shareholders. For more information please see the section "It's Easy to Open an Account" in the Prospectus.

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

34

Fund Summary

Class B Shares

Class B shares of the Fund are not currently offered for sale.

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

■

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Retirement Plans such as 401(a), 401(k) or 457 plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

35

Fund Summary

Vaughan Nelson Value Opportunity Fund

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 65 of the Prospectus and on page 118 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None	None
Redemption fees	None	None	None	None
*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class Y
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses
Fee/expense recovery	0.00%	0.00%	0.00%	0.00%
Remainder of other expenses	0.20%	0.20%	0.11%	0.20%
Total other expenses	0.20%	0.20%	0.11%	0.20%
Acquired fund fees and expenses [1]	0.16%	0.16%	0.16%	0.16%
Total annual fund operating expenses	1.41%	2.16%	1.07%	1.16%
Fee waiver and/or expense reimbursement [2],3	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.41%	2.16%	1.07%	1.16%
[1]

The expense information shown in the table differs from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

[2]

The Fund's investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.40%, 2.15%, 1.10% and 1.15% of the Fund's average daily net assets for Class A, C, N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Fund's investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.40%, 2.15%, 1.10% and 1.15% of the Fund's average daily net assets for Class A, C, N and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

[3]

The Fund's investment adviser has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

36

Fund Summary

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$710	$996	$1,302	$2,169
Class C	$319	$676	$1,159	$2,493
Class N	$109	$340	$590	$1,306
Class Y	$118	$368	$638	$1,409

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$219	$676	$1,159	$2,493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The Fund, under normal market conditions, will invest primarily in companies that, at the time of purchase, have market capitalizations either within the capitalization range of the Russell Midcap® Value Index, an unmanaged index that measures the performance of companies with lower price-to-book ratios and lower forecasted growth values within the broader Russell Midcap® Index, or of $15 billion or less. While the market capitalization range for the Russell Midcap® Value Index fluctuates, at December 31, 2014, it was $275 million to $31.8 billion. However, the Fund does not have any market capitalization limits and may invest in companies with smaller or larger capitalizations. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and similar securities.

Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson") invests in medium-capitalization companies with a focus on those companies meeting Vaughan Nelson's return expectations. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund's portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

■

Companies earning a positive return on capital with stable-to-improving returns.

■

Companies valued at a discount to their asset value.

■

Companies with an attractive and sustainable dividend level.

In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:

■

Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis and discounted cash flow models. Vaughan Nelson selects companies that it believes are out of favor or misunderstood.

■

Vaughan Nelson narrows the investment universe by using value-driven screens to create a research universe of companies with market capitalizations between $1 billion and $20 billion.

■

Vaughan Nelson uses fundamental analysis to construct a portfolio that, in the opinion of Vaughan Nelson, is made up of quality companies with the potential to provide significant increases in share price over a three year period.

■

Vaughan Nelson will generally sell a security when it reaches Vaughan Nelson's price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions or internal or external forces reducing future expected returns from the investment thesis.

The Fund may also:

■

Invest in convertible preferred stock and convertible debt securities.

■

Invest in foreign securities, including emerging markets securities.

■

Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.

■

Invest in real estate investment trusts ("REITs").

■

Invest in securities offered in initial public offerings ("IPOs") and securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities").

■

Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's returns, and realization of short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance.

37

Fund Summary

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations.  Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security or portfolio will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

REITs Risk:  Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-cap companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-cap companies.

38

Fund Summary

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund's one-year, five-year and life-of-class performance (as applicable) with a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Returns for Class A Shares

Highest Quarterly Return: Third Quarter 2009, 21.30% Lowest Quarterly Return: Third Quarter 2011, -21.15%

Average Annual Total Returns			Life of Class	Life of Class N
(for the periods ended December 31, 2014)	Past 1 Year	Past 5 Years	(10/31/08)	(5/1/13)
Class A - Return Before Taxes	4.54%	14.78%	16.10%	-
Return After Taxes on Distributions	2.70%	13.71%	15.17%	-
Return After Taxes on Distributions and Sale of Fund Shares	3.88%	11.78%	13.08%	-
Class C - Return Before Taxes	9.12%	15.30%	16.36%	-
Class N - Return Before Taxes	11.24%	-	-	21.67%
Class Y - Return Before Taxes	11.23%	16.44%	17.52%	-
Russell Midcap® Value Index	14.75%	17.43%	18.36%	19.35%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

NGAM Advisors, L.P.

Subadviser

Vaughan Nelson Investment Management, L.P.

Portfolio Managers

Dennis G. Alff, CFA®, Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2008.

Chad D. Fargason, Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2013.

Chris D. Wallis, CFA®, Chief Executive Officer and Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2008.

Scott J. Weber, CFA®, Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2008.

39

Fund Summary

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class N Shares

Class N shares of the Fund are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors. Class N shares are also available to fund of funds that are distributed by NGAM Distribution, L.P. (the "Distributor"). There is no minimum initial or subsequent investment for these shares. Please see the section "How to Buy Shares" in the SAI for details.

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

■

Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Retirement Plans such as 401(a), 401(k) or 457 plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

40

Investment Goals, Strategies and Risks

More Information About the Funds

AEW Real Estate Fund

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital. The Fund's investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days' prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities, including common stocks and preferred stocks, of real estate investment trusts ("REITs") and/or real estate-related companies (e.g., real estate operating companies). REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry. Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations.

AEW Capital Management, L.P. ("AEW") employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of the real estate equity securities is dependent upon the underlying real estate assets and company management as well as the overall influence of capital markets.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.

Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund's investment universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Investment Risks." The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices.

Equity Securities Risk

Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally. This means that you may lose money on your investment due to unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

41

Investment Goals, Strategies and Risks

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline.

Market Risk

This is the risk that the value of the Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs.  The value of a company's securities also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates.

Real Estate Risk

Because the Fund concentrates its investments in REITs and the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. Investments in the real estate industry including REITs are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small- and Mid-Capitalization Companies Risk

Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

CGM Advisor Targeted Equity Fund

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy. The Fund's investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days' prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments, including common stocks and preferred stocks. The Fund will generally invest in a focused portfolio of common stocks of large-capitalization companies that the Fund's adviser, Capital Growth Management Limited Partnership ("CGM"), expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors, such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small-capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

■

Well-established, with records of above-average growth

■

Promise of maintaining their leadership positions in their respective industries

■

Likely to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces

42

Investment Goals, Strategies and Risks

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

■

It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

■

CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

■

CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

■

CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

 The Fund may also:

■

Invest a significant portion of its assets in a single industry sector.

■

Invest in foreign securities, including those in emerging markets.

■

Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act").

■

Invest in real estate investment trusts ("REITs").

■

Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's returns, and realization of short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Investment Risks." The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices.

Emerging Markets Risk

This is the risk associated with investing in emerging securities markets, which may be smaller and have shorter operating histories than developed markets. In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging market companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the adviser's assessment of the prospects for a company's growth is wrong, or the adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the adviser has placed on it. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Focused Investment Risk

Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund's non-U.S. investments

43

Investment Goals, Strategies and Risks

to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments may also cause the value of the Fund's non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund's return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Investments in Other Investment Companies Risk

The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.

Key Personnel Risk

This is the risk that if one or more key individuals become unavailable to the investment adviser, including the Fund's portfolio manager, who is important to the management of the Fund's assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable.

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio manager will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio manager expects to appreciate in value may, in fact, decline.

Market Risk

This is the risk that the market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

REITs Risk

The Fund's performance may be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the mortgage loans held by the REIT. REITs also are subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Natixis Diversified Income Fund

Investment Goal

The Fund seeks current income with a secondary objective of capital appreciation. The Fund's investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days' prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund is designed to offer investors access to a diversified portfolio of complementary income-producing investment disciplines from specialized money managers through investment in a single mutual fund. The Fund's disciplines focus on income-producing fixed-income and equity securities. Each discipline is listed below.

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Investment Goals, Strategies and Risks

Adviser/Subadviser and Investment Discipline	Focus of Discipline	Target Allocation	Minimum Allocation	Maximum Allocation
AEW Diversified REIT	U.S. Equity Real Estate Investment Trusts ("REITs")	25.00%	20.00%	30.00%
Active Dividend Equity *	Dividend-paying common stocks of U.S. issuers	20.00%	15.00%	25.00%
Loomis Sayles Inflation Protected Securities	Inflation protected securities, with an emphasis on U.S. Treasury Inflation Protected Securities ("TIPS")	15.00%	10.00%	20.00%
Loomis Sayles Multi-Sector Bond	Investment grade fixed-income securities	40.00%	30.00%	50.00%
*	This discipline is managed by NGAM Advisors, L.P. ("NGAM Advisors") through its division Active Investment Advisors ("Active").

Subject to the allocation policy adopted by the Fund's Board of Trustees, NGAM Advisors generally allocates capital invested in the Fund among its four disciplines according to the target allocations noted above. NGAM Advisors (with respect to the Active Dividend Equity discipline) and each of the subadvisers manages the portion of the Fund's assets allocated to them in accordance with Active's or the respective subadviser's distinct investment style and strategy. NGAM Advisors monitors the relative sizes of the disciplines on a monthly basis. When a discipline's percentage of the Fund exceeds the maximum or minimum allocation set forth in the table above, NGAM Advisors will generally reallocate capital away from or towards one or more disciplines in order to bring the discipline back within its target allocation range. Subject to approval by the Fund's Board of Trustees, NGAM Advisors may revise the Fund's target allocations from time to time. In addition, target allocations will vary and may not always be met.

The Fund may:

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Invest in equity securities, including common stocks and preferred stocks.

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Invest a significant portion of its assets in REITs and companies in the real-estate industry.

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Invest in securities offered in initial public offerings ("IPOs") and securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities").

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Invest in convertible preferred stock and convertible debt securities.

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Engage in options for hedging and investment purposes and enter into futures transactions, swap contracts (including credit default swaps), currency hedging transactions and other derivatives.

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Invest in fixed-income securities of any maturity, including those of foreign issuers and below investment-grade fixed-income securities (commonly known as "junk bonds").

■

Invest in mortgage-related and asset-backed securities (including mortgage dollar rolls).

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Investment Risks." The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices.

Allocation Risk

The Fund's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit/Counterparty Risk

Credit risk is the risk that the issuer or guarantor of a fixed-income security, or counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter ("OTC") derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

Derivatives Risk

As described herein and in the SAI, the use of derivative instruments (such as those in which the Fund may invest, including futures and forward contracts) involves special risks. Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. The Fund's use of derivatives involves other risks, such as the credit and counterparty risk relating to a broker, futures commission merchant or other party to a derivative contract (which is greater for OTC traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with relevant assets, rates or indices, liquidity risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. To the extent that the Fund uses a derivative for purposes

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Investment Goals, Strategies and Risks

other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. When used, derivatives may affect the amount, timing or character of tax distributions payable to, and thus taxes payable by, shareholders.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Securities issued in initial public offerings tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Small-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund's portfolio. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk

Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. Below investment grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A fixed-income securities may be less liquid than other fixed-income securities.

Foreign Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund's non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments may also cause the value of the Fund's non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund's return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Inflation-Linked Securities Risk

Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for all Urban Consumers). There can be no assurance that the inflation index will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of inflation index.

Interest Rate Risk

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds

46

Investment Goals, Strategies and Risks

that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. A significant change in interest rates could cause the Fund's share price (and the value of your investment) to change.

Leverage Risk

Use of derivative instruments may involve leverage.  Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the portfolio managers will seek to manage the Fund's risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the portfolio managers may not be successful in this respect. The use of leverage will increase the impact of gains and losses on the Fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefited the Fund.

Market Risk

This is the risk that the market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Mortgage-Related and Asset-Backed Securities Risk

In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities.  The value of some mortgage-related securities and other asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain "subprime" or "Alt-A" loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with the servicing of those assets.  These types of securities may also decline for reasons associated with the underlying collateral.

REITs Risk

The Fund's performance may be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the mortgage loans held by the REIT. REITs also are subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

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Investment Goals, Strategies and Risks

Small- and Mid-Capitalization Companies Risk

Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

More on Investment Disciplines

The Fund is divided into four different disciplines, each comprising a different asset class and managed by the adviser, through its division Active, or one of the Fund's two subadvisers. Using this multi-discipline strategy, the Fund provides shareholders with exposure to income-producing fixed income and equity securities. The adviser and the subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

AEW

This portion of the Fund will normally invest at least 80% of its net assets in securities of REITs and/or real estate related companies. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. This portion of the Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for this portion of the Fund, AEW draws upon the combined expertise of its securities, real estate and research professionals.

When selecting investments for this portion of the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

■

Valuation: AEW has developed a proprietary model to assess the relative value of each stock in this portion of the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will consider selling a security once it believes that there is greater relative value in other securities in this portion of the Fund's investment universe.

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Price: AEW examines the historic pricing of each company in this portion of the Fund's universe of potential investments in order to identify stocks that it believes are out of favor. Those stocks that have underperformed in price, either in absolute terms or relative to this portion of the Fund's universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

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Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

■

Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the future. These catalysts can be macro-economic, market driven or company-specific in nature.

Active Investment Advisors

This portion of the Fund is managed by the Active division of NGAM Advisors, and attempts to fully replicate the Dow Jones Select Dividend Index (the "Index"). Active will generally seek to provide a return similar to the Index by investing in all of the stocks in the Index at close to their Index weights. The Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Index is comprised of one hundred of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Total Market Index, a broad-based index representative of the total market for U.S. equity securities.

In deciding which securities to buy, Active will generally include only those stocks which are constituents of the Index. As the underlying Index makes changes to its constituents or the weighting of those constituents, Active will generally make similar adjustments to this portion of the Fund, ensuring that the Fund minimizes active risk relative to the performance of the Index. Securities removed from the Index thus will generally be sold from this portion of the Fund as well.

Loomis Sayles—Inflation Protected Securities Discipline

This portion of the Fund, one of two portions managed by Loomis Sayles, normally will invest at least 80% of its net assets in inflation-protected securities, with an emphasis on debt securities issued by the U.S. Treasury ("TIPs"). The principal value of these securities is periodically adjusted according to the rate of inflation, and repayment of the original bond principal upon maturity is guaranteed by the U.S. government.

This portion of the Fund may invest in other securities, including but not limited to: inflation-protected debt securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, by other entities such as corporations and foreign governments, and by foreign issuers; nominal treasury

48

Investment Goals, Strategies and Risks

securities, corporate bonds, asset-backed securities, and mortgage-related securities (including mortgage dollar rolls). This portion of the Fund may invest in fixed-income securities of any maturity. It also may engage in futures transactions.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, Loomis Sayles' expectations regarding general trends in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return on those investments.

Loomis Sayles—Multi-Sector Bond Discipline

This portion of the Fund, the second of two portions managed by Loomis Sayles, will invest primarily in investment grade fixed-income securities, although it may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as "junk bonds") and up to 20% of its assets in preferred stocks. This portion of the Fund may invest in fixed-income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive this portion of the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles' credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, Loomis Sayles makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that this portion of the Fund may generate positive returns by having a portion of its assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for this portion of the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for this portion of the Fund in comparison to their risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

This portion of the Fund may invest in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. This portion of the Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed-income securities in which this portion of the Fund may invest include corporate securities, U.S. government securities, commercial paper, zerocoupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, whenissued securities, REITs, Rule 144A securities, repurchase agreements and convertible securities. The portion of the Fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.

Natixis Oakmark Fund

Investment Goal

The Fund seeks long-term capital appreciation. The Fund's investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days' prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal market conditions, the Fund primarily invests in common stocks of U.S. companies. The Fund generally invests in securities of larger capitalization companies in any industry. Harris Associates L.P. ("Harris Associates") uses a value investment philosophy in selecting equity securities, including common stocks. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.

Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price approaches its estimated worth or the issuer's fundamentals change. Harris Associates monitors each holding and adjusts its price targets as warranted to reflect changes in the issuer's fundamentals. The Fund's portfolio typically holds 30 to 60 stocks.

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Investment Goals, Strategies and Risks

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Investment Risks." The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Focused Investment Risk

Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline.

Market Risk

This is the risk that the market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Natixis Oakmark International Fund

Investment Goal

The Fund seeks long-term capital appreciation. The Fund's investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days' prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. The Fund may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's non-U.S. investments. Although the Fund invests primarily in common stocks of non-U.S. companies it may also invest in the securities of U.S. companies. The Fund may invest in the securities of small-, mid- and large-capitalization companies.

The Fund's subadviser, Harris Associates L.P. ("Harris Associates"), uses a value investment philosophy in selecting equity securities, such as common stocks, preferred stocks, warrants, and securities convertible into common stocks and preferred stocks. This investment philosophy is based upon the belief that, over time, a company's stock price converges with Harris Associates' estimate of its intrinsic or true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objective.

Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.

Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price

50

Investment Goals, Strategies and Risks

approaches its estimated worth or the issuer's fundamentals change. Harris Associates monitors each holding and adjusts its price targets as warranted to reflect changes in the issuer's fundamentals. The Fund's portfolio typically holds 30 to 65 stocks.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Investment Risks." The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices.

Currency Risk

Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The market for some or all currencies may from time to time have low trading volume and become illiquid, which may prevent the Fund from effecting a position or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Emerging Markets Risk

This is the risk associated with investing in emerging securities markets, which may be smaller and have shorter operating histories than developed markets. In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging market companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Small-capitalization and mid-capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund's portfolio. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Focused Investment Risk

Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund's non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments may also cause the value of the Fund's non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund's return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

51

Investment Goals, Strategies and Risks

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline.

Market Risk

This is the risk that the market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Natixis U.S. Equity Opportunities Fund

Investment Goal

The Fund seeks long-term growth of capital. The Fund's investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days' prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund ordinarily invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities, including common stocks and preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. The Fund's approach to equity investing combines the styles of two subadvisers in selecting securities for each of the Fund's segments. The segments and their subadvisers are listed below.

■

Harris Associates - Large Cap Value segment - Under normal circumstances, the Large Cap Value segment of the Fund managed by Harris Associates L.P. ("Harris Associates") will invest primarily in the common stocks of larger- capitalization companies that Harris Associates believes are trading at a substantial discount to the company's "true business value." By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives. Harris Associates usually sells a security when the price approaches its estimated worth and monitors each holding and adjusts its price targets as warranted to reflect changes in the issuer's fundamentals.

■

Loomis Sayles - All Cap Growth segment - Under normal circumstances, the All Cap Growth segment of the Fund, managed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), will invest primarily in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment may invest in companies of any size. The segment normally invests across a wide range of sectors and industries. The segment's portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term secular growth and profitable cash flow returns and management teams focused on creating long-term value for shareholders. The segment's portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value. The segment will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the portfolio manager believes the current price fully reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate.

Subject to the allocation policy adopted by the Fund's Board of Trustees, NGAM Advisors, L.P. ("NGAM Advisors") generally allocates capital invested in the Fund equally (i.e., 50%) between its two segments. Under the allocation policy, NGAM Advisors may also allocate capital away from or towards each segment from time to time and may reallocate capital between the segments. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

The Fund may also:

■

Invest in securities offered in initial public offerings ("IPOs") and securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities").

■

Invest in convertible preferred stock and convertible debt securities.

■

Invest in real estate investment trusts ("REITs").

■

Invest in fixed-income securities, including U.S. government bonds and below-investment grade fixed-income securities (commonly known as "junk bonds").

■

Hold securities of foreign issuers traded over-the-counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.

■

Invest in equity securities of Canadian issuers.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Investment Risks." The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices.

52

Investment Goals, Strategies and Risks

Allocation Risk

The Fund's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit Risk

This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Emerging Markets Risk

This is the risk associated with investing in emerging securities markets, which may be smaller and have shorter operating histories than developed markets. In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging market companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Small-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund's portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser's assessment of the prospects for a company's growth is wrong, or if the subadviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk

Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. Below investment grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A fixed-income securities may be less liquid than other fixed-income securities.

Foreign Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund's non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments may also cause the value of the Fund's non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce

53

Investment Goals, Strategies and Risks

the Fund's return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefited the Fund.

Market Risk

This is the risk that the market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

REITs Risk

The Fund's performance may be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the mortgage loans held by the REIT. REITs also are subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small- and Mid-Capitalization Companies Risk

Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Natixis U.S. Equity Opportunities Fund -
More on Investment Strategies

The Fund's portfolio is divided into two different segments managed by the two subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates - Large Cap Value segment

Under normal circumstances, the Large Cap Value segment of the Fund managed by Harris Associates L.P. ("Harris Associates") will invest primarily in the common stocks of larger- capitalization companies that Harris Associates believes are trading at a substantial discount to the company's "true business value." By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's

54

Investment Goals, Strategies and Risks

investment objectives. Harris Associates usually sells a security when the price approaches its estimated worth and monitors each holding and adjusts its price targets as warranted to reflect changes in the issuer's fundamentals.

Loomis Sayles - All Cap Growth segment

Under normal circumstances, the All Cap Growth segment of the Fund, managed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), will invest primarily in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment may invest in companies of any size. The segment normally invests across a wide range of sectors and industries. The segment's portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term secular growth and profitable cash flow returns and management teams focused on creating long-term value for shareholders. The segment's portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value. The segment will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the portfolio manager believes the current price fully reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate.

Vaughan Nelson Small Cap Value Fund

Investment Goal

The Fund seeks capital appreciation. The Fund's investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days' prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities, including common stocks and preferred stocks, of "small-cap companies." Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Currently, the Fund defines a small-cap company to be one whose market capitalization, at the time of purchase, either falls within the capitalization range of the Russell 2000® Value Index, an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values, or is $3.5 billion or less. While the market capitalization range for the Russell 2000® Value Index fluctuates, at December 31, 2014, it was $19 million to $4.9 billion. The Fund may, however, invest in companies with large capitalizations.

Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson") invests in small-capitalization companies with a focus on those companies meeting Vaughan Nelson's return expectations. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund's portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

■

Companies earning a positive return on capital with stable-to-improving returns.

■

Companies valued at a discount to their asset value.

■

Companies with an attractive and sustainable dividend level.

In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:

■

Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out of favor or misunderstood.

■

Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.

■

Vaughan Nelson uses fundamental analysis to construct a portfolio of 60 to 80 securities that, in the opinion of Vaughan Nelson, is made up of quality companies with the potential to provide significant increases in share price over a three year period.

■

Vaughan Nelson will generally sell a security when it reaches Vaughan Nelson's price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions or internal or external forces reducing future expected returns from the investment thesis.

The Fund may also:

■

Invest in convertible preferred stock and convertible debt securities.

■

Invest in foreign securities, including emerging market securities.

■

Invest in real estate investment trusts ("REITs").

■

Invest in securities offered in initial public offerings ("IPOs").

55

Investment Goals, Strategies and Risks

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Investment Risks." The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices.

Emerging Markets Risk

This is the risk associated with investing in emerging securities markets, which may be smaller and have shorter operating histories than developed markets. In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging market companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Small-capitalization and emerging growth companies may be subject to more companies, which could adversely affect the value of the Fund's portfolio. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk

Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. Below investment grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A fixed-income securities may be less liquid than other fixed-income securities.

Foreign Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund's non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments may also cause the value of the Fund's non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund's return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

56

Investment Goals, Strategies and Risks

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline.

Market Risk

This is the risk that the market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

REITs Risk

The Fund's performance may be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the mortgage loans held by the REIT. REITs also are subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-Cap Companies Risk

Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger capitalization company stocks.

Vaughan Nelson Value Opportunity Fund

Investment Goal

The Fund seeks long-term capital appreciation. The Fund's investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days' prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund, under normal market conditions, will invest primarily in companies that, at the time of purchase, have market capitalizations either within the capitalization range of the Russell Midcap® Value Index, an unmanaged index that measures the performance of companies with lower price-to-book ratios and lower forecasted growth values within the broader Russell Midcap® Index, or of $15 billion or less. While the market capitalization range for the Russell Midcap® Value Index fluctuates, at December 31, 2014, it was $275 million to $31.8 billion. However, the Fund does not have any market capitalization limits and may invest in companies with smaller or larger capitalizations. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and similar securities.

Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson") invests in medium-capitalization companies with a focus on those companies meeting Vaughan Nelson's return expectations. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund's portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

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Companies earning a positive return on capital with stable-to-improving returns.

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Companies valued at a discount to their asset value.

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Companies with an attractive and sustainable dividend level.

In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:

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Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis and discounted cash flow models. Vaughan Nelson selects companies that it believes are out of favor or misunderstood.

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Vaughan Nelson narrows the investment universe by using value-driven screens to create a research universe of companies with market capitalizations between $1 billion and $20 billion.

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Investment Goals, Strategies and Risks

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Vaughan Nelson uses fundamental analysis to construct a portfolio that, in the opinion of Vaughan Nelson, is made up of quality companies with the potential to provide significant increases in share price over a three year period.

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Vaughan Nelson will generally sell a security when it reaches Vaughan Nelson's price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions or internal or external forces reducing future expected returns from the investment thesis.

The Fund may also:

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Invest in convertible preferred stock and convertible debt securities.

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Invest in foreign securities, including emerging markets securities.

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Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.

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Invest in real estate investment trusts ("REITs").

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Invest in securities offered in initial public offerings ("IPOs") and securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities").

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Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's returns, and realization of short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Investment Risks." The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices.

Emerging Markets Risk

This is the risk associated with investing in emerging securities markets, which may be smaller and have shorter operating histories than developed markets. In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging market companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Small-capitalization and emerging growth companies may be subject to more companies, which could adversely affect the value of the Fund's portfolio. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Foreign Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund's non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments may also cause the value of the Fund's non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund's return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers

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Investment Goals, Strategies and Risks

traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Investments in Other Investment Companies Risk

The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline.

Market Risk

This is the risk that the market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

REITs Risk

The Fund's performance may be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the mortgage loans held by the REIT. REITs also are subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small- and Mid-Capitalization Companies Risk

Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

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Investment Goals, Strategies and Risks

More Information About the Funds' Strategies

Temporary Defensive Measures

As a temporary defensive measure, a Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high-quality debt securities as it deems appropriate. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Securities Lending

Each Fund may lend a portion of their portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the SAI for details. If a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to each Fund, although a Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

In addition, any investment of cash is generally at the sole risk of a Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at a Fund's risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund's securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.

Percentage Investment Limitations

Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Portfolio Holdings
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the section "Portfolio Holdings Information" in the SAI.

A "snapshot" of each Fund's investments may be found in its annual and semiannual reports. In addition, a list of each Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days (15 days for Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund and 10 business days after quarter-end for Natixis Oakmark Fund, Natixis Oakmark International Fund and Natixis U.S. Equity Opportunities Fund), is available on the Funds' website at ngam.natixis.com (select the name of the Fund in the "Find a Fund" box). These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of Vaughan Nelson Small Cap Value Fund's and Vaughan Nelson Value Opportunity Fund's top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Fund's website at ngam.natixis.com (select the name of a Fund in the "Find a Fund" box).

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Management Team

Management Team

Meet the Funds' Investment Advisers and Subadvisers

The Natixis Funds family currently includes 31 mutual funds (the "Natixis Funds"). The Natixis Funds family had combined assets of $58.8 billion as of December 31, 2014. Natixis Funds are distributed through NGAM Distribution, L.P. (the "Distributor"). The advisers and subadvisers listed below (except for CGM) are subsidiaries of Natixis Global Asset Management, L.P. ("Natixis US") and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. CGM is affiliated with, but not owned by, Natixis US.

Advisers

NGAM Advisors, L.P. ("NGAM Advisors"), located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds, except for AEW Real Estate Fund (for which AEW serves as adviser) and CGM Advisor Targeted Equity Fund (for which CGM serves as adviser). NGAM Advisors oversees, evaluates, and monitors the subadvisory services provided to each Fund, except for AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. It also provides general business management and administration to each Fund, except for AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. Except with respect to the Active Dividend Equity Discipline of the Natixis Diversified Income Fund, NGAM Advisors does not determine what investments will be purchased or sold by the Funds. The advisers and subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2014 as a percentage of each Fund's average daily net assets were 0.69% for the Natixis Oakmark Fund, 0.55% for the Natixis Diversified Income Fund [(after waiver)], 0.85% for the Natixis Oakmark International Fund, 0.80% for the Natixis U.S. Equity Opportunities Fund, 0.90% for the Vaughan Nelson Small Cap Value Fund and 0.80% for the Vaughan Nelson Value Opportunity Fund.

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. Together with other AEW adviser affiliates, AEW had $49.9 billion in assets under management as of December 31, 2014. For the fiscal year ended January 31, 2015, the AEW Real Estate Fund paid 0.80% of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the CGM Advisor Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to three additional mutual funds and a pooled investment vehicle. CGM had over $3.6 billion in assets under management as of December 31, 2014. For the fiscal year ended December 31, 2014, the CGM Advisor Targeted Equity Fund paid 0.71% of its average daily net assets to CGM in advisory fees.

Subadvisers

Each Subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of a Fund or a segment of the Fund, subject to the general supervision of the Fund's adviser and the Board of Trustees.

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as subadviser to a segment of the Natixis Diversified Income Fund. Together with other AEW adviser affiliates, AEW had $49.9 billion in assets under management as of December 31, 2014.

Harris Associates, located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as subadviser to the Natixis Oakmark Fund and a segment of the Natixis U.S. Equity Opportunities Fund. Harris Associates, managed $131.7 billion in assets as of December 31, 2014, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Natixis U.S. Equity Opportunities Fund and two segments of the Natixis Diversified Income Fund. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $230.2 billion in assets under management as of December 31, 2014. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments, corporate retirement plans and family/individual funds. As of December 31, 2014, Vaughan Nelson had $11.1 billion in assets under management.

Subadvisory Agreements

The Natixis Funds have received an exemptive order from the SEC that permits NGAM Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits NGAM Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with NGAM Advisors without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Natixis Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes within 90 days of such changes.

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Management Team

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory and subadvisory contracts is available in the Funds' financial reports for the six months ended June 30, 2014 for the CGM Advisor Targeted Equity Fund, Natixis Diversified Income Fund, Natixis Oakmark Fund, Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund, Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund and for the six months ended July 31, 2014 for the AEW Real Estate Fund.

Portfolio Trades

In placing portfolio trades, a Fund's adviser or subadviser may use brokerage firms that market the Funds' shares or are affiliated with Natixis US, NGAM Advisors or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Meet the Funds' Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of the indicated Fund's portfolio since the dates stated below. For AEW Real Estate Fund, the senior portfolio manager formulates the overall strategy of the Fund, and he and the co-portfolio managers are all involved in the decision making.

Active Dividend Equity Discipline

Kevin H. Maeda — Kevin H. Maeda has co-managed the Active Dividend Equity portion of the Natixis Diversified Income Fund since 2005. Mr. Maeda, Chief Investment Officer for the Active Investment Advisors division of Natixis Advisors, joined Active Investment Advisors in 2003. He earned his M.B.A. from the University of California—Los Angeles from 1999 to 2001. In addition to an M.B.A., Mr. Maeda received a B.S. from the University of California—Berkeley. He has over 21 years of investment experience.

Serena V. Stone, CFA — Serena V. Stone has co-managed the Active Dividend Equity portion of the Natixis Diversified Income Fund since 2005. Ms. Stone, Assistant Vice President and Portfolio Manager for the Active Investment Advisors division of Natixis Advisors, joined Active Investment Advisors in 2005. Previously, she held the position of Portfolio Associate at McMorgan and Company from 2004 to 2005 and Assistant Portfolio Manager at Fremont Investment Advisors from 2000 to 2004. Ms. Stone received a B.S. from the University of California—Los Angeles. She holds the designation of
Chartered Financial Analyst and has over 15 years of investment experience.

AEW

John Garofalo, CFA – John Garofalo has co-managed the AEW Real Estate Fund and the AEW Diversified REIT Discipline of the Natixis Diversified Income Fund since 2014. Mr. Garofalo, Director and Co-Portfolio Manager, joined AEW in 2014. Previously, he held the position of Portfolio Manager/Chief Investment Officer with Merestone Capital Management. Prior to that, Mr. Garofalo served as an Associate at Wachovia Capital Markets, where his responsibilities included financial modeling and the evaluation of REIT/REOC mergers and acquisitions. Mr. Garofalo has also held positions at Alley Capital Partners and Fitch IBCA. Mr. Garofalo is a graduate of Tufts University (B.A.) and the University of Virginia (M.B.A.), and he holds the Chartered Financial Analyst designation. Mr. Garofalo has over 17 years of investment experience.

Matthew A.Troxell, CFA — Matthew A. Troxell has co-managed the AEW Real Estate Fund since its inception in 2000 and the AEW Diversified REIT Discipline of Natixis Diversified Income Fund since 2005. Mr. Troxell, Managing Director and Senior Portfolio Manager, joined AEW in 1994. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 32 years of experience in investment analysis and portfolio management.

J. Hall Jones, Jr., CFA — J. Hall Jones, Jr. has co-managed the AEW Real Estate Fund since 2006 and the AEW Diversified REIT Discipline of Natixis Diversified Income Fund since 2005. Mr. Jones, Director and Co-Portfolio Manager, joined AEW in 1999. He is a member of the International Council of Shopping Centers, the CFA Institute and the National Association of Real Estate Investment Trusts. Mr. Jones received his B.A. from James Madison University and an M.B.A . from the College of William and Mary. He holds the designation of Chartered Financial Analyst. Mr. Jones has over 18 years of investment experience.

Roman Ranocha, CFA — Roman Ranocha has co-managed the AEW Real Estate Fund since 2006 and the AEW Diversified REIT Discipline of Natixis Diversified Income Fund since 2005. Mr. Ranocha, Director and Co-Portfolio Manager, joined AEW in 2000. Mr. Ranocha attended the Prague University of Economics in the Czech Republic and received his B.A. in Business Administration from Menlo College in Ahterton, California. He holds the designation of Chartered Financial Analyst. Mr. Ranocha has over 19 years of investment experience.

CGM

G. Kenneth Heebner, CFA — G. Kenneth Heebner has managed the CGM Advisor Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business
School. He holds the designation of Chartered Financial Analyst and is a 48-year veteran of the investment industry.

Harris Associates

William C. Nygren, CFA — William C. Nygren has co-managed the Natixis Oakmark Fund since 2014 and the Harris Associates segment of Natixis U.S. Equity Opportunities Fund since 2014. Mr. Nygren, Vice President and portfolio manager of Harris Associates, joined the firm in 1983. Mr. Nygren received a

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Management Team

B.S. from the University of Minnesota and an M.S. from the University of Wisconsin-Madison. Mr. Nygren holds the designation of Chartered Financial Analyst and has over 33 years of investment experience.

Kevin G. Grant, CFA — Kevin G. Grant has co-managed the Natixis Oakmark Fund since 2014 and the Harris Associates segment of Natixis U.S. Equity Opportunities Fund since 2014. Mr. Grant, co-Chief Executive Officer, portfolio manager and analyst of Harris Associates, joined the firm in 1988. Mr. Grant received a B.S. from the University of Wisconsin-Madison and an M.B.A. from the Loyola University-Chicago. Mr. Grant holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

David G. Herro, CFA — David G. Herro has co-managed the Natixis Oakmark International Fund since 2010. Mr. Herro, Deputy Chairman, Chief Investment Officer of International Equities and portfolio manager of Harris Associates, joined the firm in 1992 as a portfolio manager and analyst. Mr. Herro holds an M.A. in Economics from the University of Wisconsin-Milwaukee and a B.S. in Business and Economics from the University of Wisconsin-Platteville.  Mr. Herro holds the designation of Chartered Financial Analyst and has over 30 years of investment experience.

M. Colin Hudson, CFA — M. Colin Hudson has co-managed the Natixis Oakmark Fund since 2014 and the Harris Associates segment of Natixis U.S. Equity Opportunities Fund since 2014. Mr. Hudson, portfolio manager and analyst of Harris Associates, joined the firm in 2005. Mr. Hudson received a B.A. from DePauw University, and an M.S. and an M.B.A. from Indiana University. Mr. Hudson holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

Michael J. Mangan, CFA – Michael J. Mangan co-managed the Natixis Oakmark Fund from 2002 until February 2014 and since August 2014 and the Harris Associates segment of Natixis U.S. Equity Opportunities Fund from 2005 until February 2014 and since August 2014. Mr. Mangan, a portfolio manager of Harris Associates joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 26 years of investment experience.

Robert A. Taylor, CFA — Robert A. Taylor has co-managed the Natixis Oakmark International Fund since 2010. Mr. Taylor, Director of International Research, Vice President and portfolio manager of Harris Associates, joined the firm in 1994.  He has been the Director of International Research since 2004. Mr. Taylor holds a B.B.A. from the University of Wisconsin. Mr. Taylor holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Loomis Sayles

Matthew J. Eagan, CFA — Matthew J. Eagan has co-managed the Loomis Sayles Multi-Sector Bond Discipline of the Natixis Diversified Income Fund since 2005. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Aziz V. Hamzaogullari, CFA — Aziz V. Hamzaogullari has managed a segment of the Natixis U.S. Equity Opportunities Fund since 2011 and the All Cap Growth segment of the Fund since 2014. Mr. Hamzaogullari, Vice President of Loomis Sayles, began his career in 1992 and joined Loomis Sayles in 2010. Prior to joining Loomis Sayles, Mr. Hamzaogullari was Managing Director and Senior Portfolio Manager at Evergreen Investment Management Company, LLC from June 2006 to May 2010. He was head of Evergreen's Berkeley Street Growth Equity team and was the founder of the research and investment process. Mr. Hamzaogullari received a B.S. in management from Bilkent University in Turkey and an M.B.A. from George Washington University. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Elaine Kan, CFA — Elaine Kan has served as co-portfolio manager of the Loomis Sayles Inflation Protected Securities Discipline of the Natixis Diversified Income Fund since 2012. Ms. Kan, Vice President of Loomis Sayles and rate and currency strategist for the fixed income group, began her investment career in 1997 and joined Loomis Sayles in 2011. Ms. Kan is responsible for implementing interest rates and currency derivatives strategies for the alpha strategies group, as well as providing support to other products across the fixed income group. Prior to joining Loomis Sayles, she was a portfolio analyst at Convexity Capital Management Co. and a fixed income analyst at Harvard Management Company. Ms. Kan received her B.S. in engineering, a B.S. in finance and a M.S. in electrical engineering from the Massachusetts Institute of Technology. She holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Kevin P. Kearns — Kevin Kearns has served as co-portfolio manager of the Loomis Sayles Inflation Protected Securities Discipline of the Natixis Diversified Income Fund since 2012. Mr. Kearns, Vice President of Loomis Sayles, began his investment career in 1986 and joined Loomis Sayles in 2007. Prior to joining Loomis Sayles, he was the director of derivatives, quantitative analysis and risk management at Boldwater Capital Management. Mr. Kearns received a B.S. from Bridgewater State College and an M.B.A. from Bryant College. Mr. Kearns has over 28 years of investment experience.

Maura T. Murphy, CFA — Maura Murphy has served as co-portfolio manager of the Loomis Sayles Inflation Protected Securities Discipline of the Natixis Diversified Income Fund since 2012. Ms. Murphy, Vice President of Loomis Sayles, began her investment career in 2003 upon joining Loomis Sayles as a quantitative analyst. Ms. Murphy received her B.A. in mathematics from the College of the Holy Cross and an M.B.A. from the Carroll School of Management at Boston College. She holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

Elaine M. Stokes — Elaine M. Stokes has co-managed the Loomis Sayles Multi-Sector Bond Discipline of the Natixis Diversified Income Fund since 2005. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael's College and has over 27 years of investment experience.

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Fund Services

Vaughan Nelson

Dennis G. Alff, CFA — Dennis G. Alff has co-managed the Vaughan Nelson Value Opportunity Fund and the Vaughan Nelson Small Cap Value Fund since 2008 and 2013, respectively. Mr. Alff, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 2006. Mr. Alff received a B.S. from the United States Military Academy and an M.B.A. from Harvard Business School. Mr. Alff holds the designation of Chartered Financial Analyst and has over 18 years of investment management and research experience.

Chad D. Fargason – Chad D. Fargason has co-managed the Vaughan Nelson Small Cap Value Fund and the Vaughan Nelson Value Opportunity Fund since 2013. Dr. Fargason, Senior Portfolio Manager of Vaughan Nelson, joined the firm in 2013. Prior to joining the firm Dr. Fargason was a Director at KKR & Co. Dr. Fargason received a Ph.D. from Duke University, M.A. from Duke University and a B.A. from Rice University. Dr. Fargason has over 14 years investment management and research experience.

Chris D. Wallis, CFA — Chris D. Wallis has co-managed Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund since 2004 and 2008, respectively. Mr. Wallis, Chief Executive Officer and a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. Mr. Wallis received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 23 years of investment/financial analysis and accounting experience.

Scott J. Weber, CFA — Scott J. Weber has co-managed Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund since 2004 and 2008, respectively. Mr. Weber, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson he was a Vice President of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. He holds the designation of Chartered Financial Analyst and has over 19 years of investment management and financial analysis experience.

Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Fund Services

Investing in the Funds

Choosing a Share Class

Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs, with the exception of Class B shares, which are closed to new and additional investments. The Vaughan Nelson Small Cap Value Fund is currently closed to new investors; however, in its sole discretion, Vaughan Nelson may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from the fund or product into the Fund. Which class is best for you depends upon a number of factors, including the size of your investment and how long you intend to hold your shares. Certain share classes and certain shareholder features may not be available to you if you hold your shares through a financial intermediary. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

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You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

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You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.

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You pay higher expenses than Class N and Class Y shares.

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You do not pay a sales charge if your total investment reaches $1 million or more, but you may pay a charge on redemptions if you redeem these shares within 18 months of purchase.

Class B Shares

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No new accounts may be opened and no additional investments may be made in Class B shares.

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You pay higher expenses than Class A, Class N and Class Y shares.

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You pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."

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Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

Class C Shares

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You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

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You pay higher annual expenses than Class A, Class N and Class Y shares.

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You may pay a sales charge on redemptions if you sell your Class C shares within one year of purchase.

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Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within 18 months of purchase.

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Class N Shares

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The shares are available to a limited type of investor. See the section "Purchase and Sale of Fund Shares."

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You have no minimum initial investment.

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You do not pay a sales charge when you buy Class N shares. All of your money goes to work for you right away.

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You do not pay a sales charge on redemptions.

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You pay lower annual expenses than Class A, Class B and Class C shares, giving you potential for higher returns per share.

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You may pay lower annual expenses than Class Y shares.

Class Y Shares

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The shares are available to a limited type of investor. See the section "Purchase and Sale of Fund Shares."

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You have a minimum initial investment of $100,000. There are several ways to waive this minimum. See the section "Purchase and Sale of Fund Shares."

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You do not pay a sales charge when you buy Class Y shares. All of your money goes to work for you right away.

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You do not pay a sales charge on redemptions.

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You pay lower annual expenses than Class A, Class B and Class C shares, giving you the potential for higher returns per share.

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You may pay higher annual expenses than Class N shares.

For information about a Fund's expenses, see the section "Fund Fees & Expenses" in each Fund Summary.

Certificates

Certificates will not be issued or honored for any class of shares.

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value ("NAV") plus a sales charge (sometimes called a "front-end sales charge"), which varies depending upon the size of your purchase:

Class A Sales Charges *
	All Funds Except Natixis Diversified Income Fund			Natixis Diversified Income Fund
Your Investment	As a % of offering price	As a % of your investment	Your Investment	As a % of offering price	As a % of your investment
Less than $50,000	5.75%	6.10%	Less than $100,000	4.50%	4.71%
$50,000-$99,999	4.50%	4.71%	$100,000-$249,999	3.50%	3.63%
$100,000-$249,999	3.50%	3.63%	$250,000-$499,999	2.50%	2.56%
$250,000-$499,999	2.50%	2.56%	$500,000-$999,999	2.00%	2.04%
$500,000-$999,999	2.00%	2.04%	$1,000,000 or more**	0.00%	0.00%
$1,000,000 or more **	0.00%	0.00%
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.
*	Not imposed on shares that are purchased with reinvested dividends or other distributions.
**

For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within 18 months of the date of purchase. See the section "How the CDSC is Applied to Your Shares."

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints of the Funds. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts that hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds' website at ngam.natixis.com (click on "Sales Charges" at the bottom of the home page) or in the SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:

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Letter of Intent — By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more (or $100,000 or more into Natixis Diversified Income Fund) within 13 months.

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Fund Services

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Cumulative Purchase Discount — You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. Certain shares held through Loomis Sayles Distributors, L.P. may not be eligible for this privilege. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Fund.

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Combining Accounts — This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.
Certain Retirement Plan Accounts: The Distributor may, at its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.
In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings Incentive Match Plan for Employees ("SIMPLE IRA") contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only) using the Natixis Funds prototype document. SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

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Clients of a financial intermediary that has entered into an agreement with the Distributor and has been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

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Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

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Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor (this also applies to spouses and children under the age of 21 of those mentioned);

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Fund trustees, former trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

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Participants in certain employer-sponsored retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific financial intermediary; consult your financial adviser;

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Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;

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Clients of an adviser or subadviser to any Natixis Fund with investments of $25,000 or more in the Natixis Funds; and

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Clients of NGAM Advisors that invest in a Natixis Fund that does not offer Class Y shares.

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase. Due to operational limitations at your financial intermediary, a sales charge or a CDSC may be assessed; please consult your financial representative.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of a Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by returning your original redemption check or sending a new check for some or all of the redemption amount. Please note: for U.S. federal income tax purposes, a redemption generally is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3) due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions at age 70 ½ (applies only to the amount necessary to meet the required minimum distributions).

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

Class B Shares

No new accounts may be opened and no additional investments may be made in Class B shares. There is a CDSC on shares that are sold within six years of the date of their acquisition. The amount of the CDSC, if any, declines each year that you own your shares (except in the third and fourth years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Natixis Fund. If you previously held Class B shares in Natixis Cash Management Trust - Money Market Series, your shares may have stopped aging until they were exchanged into Class B shares of another Natixis Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

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Fund Services

Class B Contingent Deferred Sales Charges
Year Since Purchase	CDSC on Shares Being Sold
1st	5.00%
2nd	4.00%
3rd	3.00%
4th	3.00%
5th	2.00%
6th	1.00%
Thereafter	0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3) due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions at age 70 1/2 (applies only to the amount necessary to meet the required minimum distribution).

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

Class C Shares

The offering price of Class C shares is their NAV without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund.

Class C Contingent Deferred Sales Charges

Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3) due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions at age 70 ½ (applies only to the amount necessary to meet the required minimum distributions).

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:

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 Is calculated based on the number of shares you are selling;

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 Calculation is based on either your original purchase price or the current NAV of the shares being sold, whichever is lower in order to minimize your CDSC;

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 Is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and

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Applies to redemptions made within the time frame shown above for each class.

A CDSC will not be charged on:

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Increases in NAV above the purchase price;

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Shares you acquired by reinvesting your dividends or capital gains distributions; or

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Exchanges. However, the original purchase date of the shares from which the exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

To minimize the amount of the CDSC you may pay when you redeem shares, the relevant Fund will first redeem shares acquired through reinvested dividends and capital gain distributions. Shares will be sold in the order in which they were purchased (earliest to latest).

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Fund Services

Class N and Class Y Shares

The offering price of Class N and Class Y shares is their NAV without a front-end load sales charge.  No CDSC applies when you redeem your shares.  You must meet eligibility criteria in order to invest in Class N or Class Y shares.

Compensation to Securities Dealers

As part of their business strategies, each Fund pays securities dealers and other financial institutions (collectively, "dealers") that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section "How Sales Charges Are Calculated" and dealer commissions are disclosed in the SAI. Class A, Class B and Class C shares pay an annual service fee each of 0.25% of their respective average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The SAI includes additional information about the payment of some or all of such fees to dealers. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees and service (12b-1) fees are paid out of each Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A shares. Similarly, over time the fees for Class A and Class C shares will increase the cost of your investment and will cost you more than an investment in Class N shares or Y shares.

In addition, each Fund may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus accounts, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing ("recordkeeping and processing-related services"). The actual payments, and the services provided, vary from firm to firm. These fees are paid by each Fund (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by each Fund where the intermediary, not each Fund's service provider, provides services to Fund shareholders.

The Distributor, a Fund's Adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares; such payments will not be made with respect to Class N shares. These payments may be in addition to payments made by each Fund for similar services.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries.

It's Easy to Open an Account

To Open an Account with Natixis Funds:

1.

Read this Prospectus carefully. Each Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.  U.S. Citizens living abroad are not allowed to purchase shares in the funds.

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The Vaughan Nelson Small Cap Value Fund was closed to new investors effective July 31, 2009. The Fund remains open to existing shareholders, including currently funded defined contribution, defined benefit and all other employee benefit plans and their participants (including new participants in such plans). The Fund may not be added to any employee benefit platforms.  Qualified plans that held shares in the Fund prior to October 16, 2009 may continue to invest in the Fund.  In its sole discretion, Vaughan Nelson may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

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Fund Services

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Independent investment advisers, as well as registered representatives using broker-dealers for existing accounts in the Vaughan Nelson Small Cap Value Fund, are allowed to add assets for their existing client accounts only. Clients of independent investment advisers and registered representatives who did not have an existing account in the Vaughan Nelson Small Cap Value Fund prior to July 31, 2009 are not permitted to open new accounts.

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The ability of the transfer agent to monitor new accounts in the Vaughan Nelson Small Cap Value Fund that are opened through omnibus or other nominee accounts is limited.  In general, the Vaughan Nelson Small Cap Value Fund looks to the financial intermediaries to prevent new accounts from being opened within omnibus accounts. There are no assurances that the financial intermediaries will properly monitor all new accounts.

2.

Determine how much you wish to invest. See the information regarding investment minimums for accounts in the section "Purchase and Sale of Fund Shares."

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For Class A and Class C Shares, the Distributor, at its sole discretion, may lower investment minimums for accounts associated with wrap fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds' prototype document. For Class Y, minimums are waived for such accounts.

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The Distributor, at its sole discretion, may waive the investment minimums for new accounts being established into existing Corporate Retirement Plans and existing SEP-IRA, SARSEP, SIMPLE and Keogh Plans using the Natixis Funds' prototype document.

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The Funds are not available to new SIMPLE IRA plans.

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Class A and Class Y shares of the Funds are available to Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) with no initial or subsequent investment minimum.

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At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Class Y shares of a Fund below the stated minimums.

3.

Complete the appropriate parts of the applicable account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.

Use the sections of this Prospectus that follow as your guide for purchasing shares.

Minimum Balance Policy

(Excludes Class N and Class Y shares)

In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis each Fund may close an account and send the account holder the proceeds if the account falls below $50 for direct accounts and $500 for networked accounts. The valuation of account balances for this purpose and liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year.

Certain accounts, such as accounts using the Natixis Funds' prototype document (including IRAs, Keogh Plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with wrap fee programs or defined contribution plans, are excepted from the liquidation. However, the Funds reserve the right to liquidate any account with a balance of one share or less regardless of the account type.

Self-Servicing Your Account

(Excludes Class N shares)

Buying or selling shares is easy with the services described below (certain restrictions may apply):

Natixis Funds Personal Access Line®

800-225-5478, press 1

Natixis Funds Website:

ngam.natixis.com

You have access to your account 24 hours a day by calling the Personal Access Line® from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

■

purchase, exchange or redeem shares in your existing accounts;

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review your account balance, recent transactions, current net asset value per share and recent performance;

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order duplicate account statements; and

■

obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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Fund Services

Buying Shares

Each fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands.  Except to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.  U.S. citizens living abroad are not allowed to purchase shares in the funds.   Class N shares are offered exclusively through intermediaries (who will be the record owner of such shares), are intended primarily for certain retirement plans held in omnibus fashion, and are not available for purchase by individual investors. Class N shares are not eligible to be exchanged or purchased through the website or through the Personal Access Line®.

	Opening an Account	Adding to an Account
Through Your Investment Dealer	■ Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or servicing fee in connection with the purchase of Fund shares.
By Mail

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Make out a check in U.S. dollars for the investment amount, payable to "Natixis Funds." Third party checks, "starter" checks and credit card convenience checks will not be accepted.

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Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address,  330 West 9th Street, Kansas City, MO 64105-1514.

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Redemption proceeds may not be available immediately upon redemption of shares purchased by check. See the section "Selling Restrictions."

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Make out a check in U.S. dollars for the investment amount, payable to "Natixis Funds."  Third party checks, "starter" checks and credit card convenience checks will not be accepted.  Uncashed redemption checks from your account may be accepted.

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Complete the investment slip from an account statement or include a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).

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Redemption proceeds may not be available immediately upon the redemption of shares purchased by check.  See the section "Selling Restrictions."

By Exchange (See the section "Exchanging Shares" for more details.)

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Call your investment dealer or Natixis Funds at 800-225-5478 or visit ngam.natixis.com to 1) obtain a current prospectus for the fund into which you are exchanging and 2) request an exchange.

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In writing: Mail request to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address,  330 West 9th Street, Kansas City, MO 64105-1514.

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Call your investment dealer or Natixis Funds at 800-225-5478 or visit ngam.natixis.com to request an exchange.

■

In writing: Mail request to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address,  330 West 9th Street, Kansas City, MO 64105-1514.

By Wire

■

For Class Y shares only, mail your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579. Call Natixis Funds at (800) 225-5478 to obtain an account number and wire transfer instructions. Your bank may charge you for such a transfer.

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Call Natixis Funds at (800) 225-5478 to obtain wire transfer instructions. At the time of the wire transfer, you will need to include the Fund name, your class of shares, your account number and the registered account owner name(s).  Your bank may charge you for such a transfer.

Through Automated Clearing House ("ACH")	■ Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. ■ Ask your bank or credit union whether it is a member of the ACH system.

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Call Natixis Funds at 800-225-5478 or visit ngam.natixis.com to add shares to your account through ACH.

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If you have not signed up for the ACH system, please call Natixis Funds or visit ngam.natixis.com for a Service Options Form.  A medallion signature guarantee may be required to add this privilege.

■

Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH.  See the section "Selling Restrictions."

Automatic Investing Through Investment Builder

■

Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your account application.  The Fund minimum must be met in order to establish an account.

■

Ask your bank or credit union whether it is a member of the ACH system.

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If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit ngam.natixis.com for a Service Options Form.  A medallion signature guarantee may be required to add this privilege.

■

See the section "Additional Investor Services."

■

Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section "Selling Restrictions."

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Fund Services

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. Redemption proceeds may not be available immediately upon redemption for shares purchased by check, through ACH or Investment Builder. See the section "Restrictions on Buying, Selling and Exchanging Shares." Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.

Redemptions of more than $100,000 cannot be processed on the same day unless the proceeds of the redemption are sent via pre-established banking information on the account. Please see the "Selling Shares in Writing" section for more information.

Through Your Investment Dealer	■ Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.
By Mail

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Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."

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The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

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Mail your request by regular mail to  Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by  registered,  express or  certified mail to  Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.

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Proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the sections "Selling Shares in Writing" and "Selling Restrictions."

By Exchange (See the section "Exchanging Shares" for more details.)

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Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit ngam.natixis.com.

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Call Natixis Funds or visit ngam.natixis.com to request an exchange.

By Wire

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Complete the "Bank Information" section on your account application.

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Call Natixis Funds at 800-225-5478, visit ngam.natixis.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

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Proceeds (less any applicable CDSC) will generally be wired on the next business day, although it may take longer. See the sections "Selling Shares in Writing" and "Selling Restrictions." A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire. If you have not signed up for banking information on your application, please call Natixis Funds at 800-225-5478 or visit ngam.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

Through ACH

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Ask your bank or credit union whether it is a member of the ACH system.

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Complete the "Bank Information" section on your account application.

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If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit ngam.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

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Call Natixis Funds or visit ngam.natixis.com to request an ACH redemption or indicate in your redemption letter that you wish to have your proceeds sent to your bank through ACH.

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Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days, although it may take longer. See the sections "Selling Shares in Writing" and "Selling Restrictions."

By Telephone

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Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds (less any applicable CDSC) by mail, by wire or through ACH (see above), subject to certain restrictions. See the sections "Selling Shares in Writing" and "Selling Restrictions."

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Redemptions by check in the amount greater than $100,000 must be done in writing.

By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)	■ Call Natixis Funds at 800-225-5478 or your financial representative for more information.

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Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:

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your address of record or bank account information has been changed within the past 30 days;

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you are selling more than $100,000 worth of shares and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to a new custodian);

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a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

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the proceeds are sent by wire or ACH to a bank account not already on file with the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:

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a financial representative or securities dealer;

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a federal savings bank, cooperative or other type of bank;

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a savings and loan or other thrift institution;

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a credit union; or

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a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

In general, you may exchange Class A, Class B, Class C, Class N or Class Y shares of each Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC, if applicable (see the sections "Buying Shares" and "Selling Shares") subject to restrictions noted below. The exchange will be subject to investment minimums. Once the fund minimum is met, exchanges under the Automatic Exchange Plan must be made for at least $100 (see the section "Additional Investor Services"). You may exchange Class Y shares of a Fund, subject to minimum investment requirements, for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares subject to certain restrictions noted below. The exchange must be for at least the minimum to open an account. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares.

In certain limited circumstances, accounts participating in wrap fee programs or held through a registered investment adviser may exchange Class Y shares of a Fund for Class A shares of the same Fund. Class Y shares may be converted to Class A shares of the same Fund if the Class Y shares are held in an investment option or program that no longer permits the use of Class Y shares in that option or program or if the shareholder otherwise becomes ineligible to participate in Class Y shares. Exchanges from Class Y shares to Class A shares will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable. In order to exchange shares, a representative of the wrap fee program or a registered investment adviser must follow the procedures set forth by the Distributor.

Accounts participating in or moving into wrap-fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund and may also exchange Class C shares of a fund for Class A shares or Class Y shares of the same fund. Any account with an outstanding CDSC liability will be assessed the CDSC before converting to either Class A or Class Y shares. Accounts converting from Class C shares to Class A shares will not be subject to any Class A sales charges as a result of the initial conversion or any subsequent purchases of Class A shares. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Class A shares of a fund acquired by Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds, individuals who are affiliated with any Natixis Fund (including spouses, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned), Natixis and Natixis affiliate benefit plans (collectively, "Natixis affiliated shareholders") may be exchanged for Class Y shares of the same fund without payment of a CDSC.

Class A or Class Y shares of a Fund held in an omnibus fashion by employer-sponsored retirement plans may be exchanged for Class N shares of the same Fund. Any account with an outstanding CDSC liability will be assessed the CDSC before converting to Class N shares.  In order to exchange shares, a representative of the employer-sponsored retirement plan must follow the procedures set forth by the Distributor.

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Due to operational limitations at your financial intermediary, your ability to exchange between share classes of the same fund may be limited. Please consult your financial representative for more information.

Cost Basis Reporting. Upon the redemption or exchange of your shares in a Fund, the Fund, or, if you purchased your shares through a broker-dealer or other financial intermediary, your financial intermediary will be required to provide you and the Internal Revenue Service ("IRS") with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Fund at 800-225-5478, visit ngam.natixis.com or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax adviser to determine which available cost basis method is best for you.

Restrictions on Buying, Selling and Exchanging Shares

The Funds discourage excessive short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of each Fund's portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, below investment grade securities or small-cap securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under "Selling Shares."

Limits on Frequent Trading. Excessive trading activity in a Fund is measured by the number of round trip transactions in a shareholder's account. A round trip is defined as (1) a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund; or (2) a redemption (including a redemption by exchange) out of a Fund followed by a purchase (including a purchase by exchange) of any amount into the same Fund. Two round trip transactions in a single Fund within a rolling 90-day period is considered to be excessive and will constitute a violation of the Fund's trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and/or his or her financial intermediary, if any, a written warning. After the detection of a second violation (i.e., two more round trip transactions in the Fund within a rolling 90-day period), the Fund or the Distributor will restrict the account from making subsequent purchases (including purchases by exchange) for 90 days. After the detection of a third violation, the Fund or the Distributor will permanently restrict the account and any other accounts under the shareholder's control in any Natixis Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that a Fund and the Distributor may consider to be excessive and, at its discretion, a Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries.

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Each Fund may choose to rely on a financial intermediary's restrictions on frequent trading in place of the Fund's own restrictions if the Fund determines, at its discretion, that the financial intermediary's restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Fund or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund's frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund's opinion are not vehicles for market timing and are not likely to engage in abusive trading.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, a Fund and the Distributor, as well as an adviser to a Fund may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-

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term transactions that, while not necessarily in violation of the Fund's stated policies on frequent trading, are harmful to a Fund or its shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder's trading activity.

Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary maintains the record of a Fund's underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If a Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund's policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all trading practices that may disadvantage a Fund.

Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

Selling Restrictions

The table below describes restrictions placed on selling shares of a Fund.  Please see the SAI for additional information regarding redemption payment policies.

Restriction	Situation
Each Fund may suspend the right of redemption or postpone payment for more than 7 days:

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When the New York Stock Exchange (the "NYSE") is closed (other than a weekend/holiday) as permitted by the SEC.

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During an emergency as permitted by the SEC.

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During any other period permitted by the SEC.

Each Fund reserves the right to suspend account services or refuse transaction requests:	■ With a notice of a dispute between registered owners or death of a registered owner. ■ With suspicion/evidence of a fraudulent act.

Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:

■ When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the Adviser.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	■ When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash.

How Fund Shares Are Priced

NAV is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:

■

A share's NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE") on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. A Fund's shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

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The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent, Boston Financial Data Services, Inc., "in good order" (meaning that the order is complete and contains all necessary information).1

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Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close (normally 4:00 p.m., Eastern time), the shareholder will

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receive that day's NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before a Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to a Fund.

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If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.

[1]	Please see the section "Buying Shares," which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the Adviser and Subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser or Subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

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Equity securities (including closed-end investment companies and exchange-traded funds ("ETFs")), exchange traded notes, rights, and warrants — last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In the event that a sale price or bid quotation is unavailable, unlisted equity securities (except unlisted preferred equity securities discussed below) are valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations from foreign markets are subject to the Funds' fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

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Debt securities and unlisted preferred equity securities — evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

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Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

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Bilateral Swaps — bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps and bilateral standardized index total return swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

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Centrally Cleared Swaps — settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

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Options — domestic exchange-traded single name equity options contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations.  Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on domestic indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange ("CBOE"). On the last business day of the month, the Funds will fair value S&P 500® index options using the closing rotation values published by the CBOE. Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. FLexible EXchange® Options ("FLEX Options") on exchange-traded funds ("ETFs") are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter ("OTC") foreign index options are valued at the most recent settlement prices supplied by an independent pricing service as of the close of the local market. Swaptions, OTC currency options and OTC options on ETFs are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Other OTC options contracts (including foreign index options, swaptions, currency options and options on ETFs not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.  Valuations from foreign markets are subject to the Funds' fair value policies described below.

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Futures — current settlement price on the exchange on which the Adviser or Subadviser believes that, over time, they are traded most extensively.  Valuations from foreign markets are subject to the Funds' fair value policies described below.

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Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser or Subadviser pursuant to procedures approved by the Board of Trustees. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund's NAV is

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calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds' NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds' portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

Dividends and Distributions

The Funds generally distribute annually all or substantially all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any capital loss carryovers.  To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.

Dividend Payment Schedule
Annually	Quarterly	Monthly
CGM Advisor Targeted Equity Fund	AEW Real Estate Fund	Natixis Diversified Income Fund
Natixis Oakmark Fund
Natixis Oakmark International Fund
Natixis U.S. Equity Opportunities Fund
Vaughan Nelson Small Cap Value Fund
Vaughan Nelson Value Opportunity Fund
Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV unless you select one of the following alternatives:

■

Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about the program, see the section "Additional Investor Services."

■

Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund; or

■

Receive all distributions in cash.

If a dividend or capital gain distribution check remains uncashed for six months and your account is still open, each Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your U.S. federal income tax return. This information will also be reported to the IRS. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any non-U.S., state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify each year for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders.

Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses and that are properly reported by the Fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund

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owned for one year or less over net long-term capital losses will be taxable as ordinary income. Dividends received by the Fund from foreign corporations that are not eligible for the benefits of a comprehensive income tax treaty with the U.S. (other than dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) will not be treated as qualified dividend income, and hence will not increase the amount of a Fund's distributions that may be reported as qualified dividend income.

Distributions of investment income properly reported by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by a Fund, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund.

Fund distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund's NAV reflects gains that are either unrealized or realized but not distributed.

Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable, although distributions by retirement plans to their participants may be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from the plan.

Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares will generally be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains are generally taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

Taxation of Certain Fund Investments. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. If a Fund invests more than 50% of its assets in foreign securities, it generally may elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. In addition, a Fund's investments in foreign securities and foreign currency may be subject to special tax rules that have the effect of increasing or accelerating the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions to shareholders. A Fund's investments in certain debt obligations (such as those issued with "OID" or accrued with market discount, as described in the SAI), derivatives, or REITs may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code. In addition, a Fund's investments in derivatives may affect the amount, timing or character of distributions to shareholders.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder if the shareholder does not furnish to the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is 28%.

Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in a Fund.

You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes.

Additional Investor Services

Retirement Plans

Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs and SEPs. Refer to the section "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is Natixis Funds' automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section "Buying Shares."

77

Financial Performance

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund subject to the eligibility requirements of that other fund and to state securities law requirements. The fund minimum must be met in the new fund prior to establishing the dividend diversification program. Shares will be purchased at the selected fund's NAV without a front-end sales charge or CDSC on the ex dividend date. Before establishing a Dividend Diversification Program into any other Natixis Fund, please read its prospectus carefully.

Automatic Exchange Plan

Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund. The fund minimum must be met prior to establishing an automatic exchange plan. There is no fee for exchanges made under this plan. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from a Fund on a regular schedule. Redemptions of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC, however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

Natixis Funds Personal Access Line®

(Excludes Class N shares)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line® to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Website

(Excludes Class N shares)

Visit us at ngam.natixis.com to review your account balance and recent transactions, to view current net asset value per share and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Funds' annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

78

Financial Performance

For a share outstanding throughout each period.

AEW Real Estate Fund
	Class A
	Year Ended Jaunary 31, 2015		Year Ended Jaunary 31, 2014	Year Ended Jaunary 31, 2013	Year Ended Jaunary 31, 2012	Year Ended Jaunary 31, 2011
Net asset value, beginning of the period	$15.20		$19.20	$18.64	$16.71	$12.15
Income (loss) from Investment Operations:
Net investment income(a)	0.20		0.19	0.21	0.14	0.12
Net realized and unrealized gain (loss)	4.57		0.06	2.11	1.92	4.65
Total from Investment Operations	4.77		0.25	2.32	2.06	4.77
Less Distributions From:
Net investment income	(0.20)		(0.25)	(0.17)	(0.13)	(0.15)
Net realized capital gains	(1.26)		(4.00)	(1.59)	—	—
Paid-in capital	—		—	—	—	(0.06)
Total Distributions	(1.46)		(4.25)	(1.76)	(0.13)	(0.21)
Net asset value, end of the period	$18.51		$15.20	$19.20	$18.64	$16.71
Total return(b)	32.94%		1.96%	12.92%	12.46%	39.50%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$77,842		$68,470	$71,202	$70,123	$68,895
Net expenses	1.40	%(c)	1.36%	1.31%	1.31%	1.40	%(d)
Gross expenses	1.40%		1.36%	1.31%	1.31%	1.40	%(d)
Net investment income	1.23%		1.00%	1.07%	0.84%	0.81%
Portfolio turnover rate	18%		17%	35%	12%	9%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Effective July 1, 2014, the expense limit decreased from 1.50% to 1.40%.
(d)	Includes fee/expense recovery of 0.01%.

79

Financial Performance

For a share outstanding throughout each period.

AEW Real Estate Fund
	Class B
	Year Ended January 31, 2015		Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011
Net asset value, beginning of the period	$15.24		$19.21	$18.65	$16.73	$12.16
Income (loss) from Investment Operations:
Net investment income(a)	0.07		0.04	0.06	0.02	0.02
Net realized and unrealized gain (loss)	4.58		0.08	2.13	1.91	4.65
Total from Investment Operations	4.65		0.12	2.19	1.93	4.67
Less Distributions From:
Net investment income	(0.06)		(0.09)	(0.04)	(0.01)	(0.07)
Net realized capital gains	(1.26)		(4.00)	(1.59)	—	—
Paid-in capital	—		—	—	—	(0.03)
Total Distributions	(1.32)		(4.09)	(1.63)	(0.01)	(0.10)
Net asset value, end of the period	$18.57		$15.24	$19.21	$18.65	$16.73
Total return(b)	31.88%		1.21%	12.11%	11.53%	38.54%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$363		$699	$1,396	$2,072	$2,711
Net expenses	2.15	%(c)	2.10%	2.06%	2.06%	2.15	%(d)
Gross expenses	2.15%		2.10%	2.06%	2.06%	2.15	%(d)
Net investment income	0.44%		0.22%	0.30%	0.09%	0.10%
Portfolio turnover rate	18%		17%	35%	12%	9%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(c)	Effective July 1, 2014, the expense limit decreased from 2.25% to 2.15%.
(d)	Includes fee/expense recovery of 0.01%.

80

Financial Performance

For a share outstanding throughout each period.

AEW Real Estate Fund
	Class C
	Year Ended Jaunary 31, 2015		Year Ended Jaunary 31, 2014	Year Ended Jaunary 31, 2013	Year Ended Jaunary 31, 2012	Year Ended Jaunary 31, 2011
Net asset value, beginning of the period	$15.23		$19.23	$18.67	$16.74	$12.18
Income (loss) from Investment Operations:
Net investment income(a)	0.08		0.05	0.06	0.01	0.01
Net realized and unrealized gain (loss)	4.58		0.05	2.13	1.93	4.66
Total from Investment Operations	4.66		0.10	2.19	1.94	4.67
Less Distributions From:
Net investment income	(0.08)		(0.10)	(0.04)	(0.01)	(0.08)
Net realized capital gains	(1.26)		(4.00)	(1.59)	—	—
Paid-in capital	—		—	—	—	(0.03)
Total Distributions	(1.34)		(4.10)	(1.63)	(0.01)	(0.11)
Net asset value, end of the period	$18.55		$15.23	$19.23	$18.67	$16.74
Total return(b)	31.95%		1.14%	12.13%	11.60%	38.41%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$10,432		$8,982	$11,158	$9,122	$9,536
Net expenses	2.15	%(c)	2.11%	2.06%	2.06%	2.15	%(d)
Gross expenses	2.15%		2.11%	2.06%	2.06%	2.15	%(d)
Net investment income	0.48%		0.27%	0.32%	0.08%	0.08%
Portfolio turnover rate	18%		17%	35%	12%	9%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Effective July 1, 2014, the expense limit decreased from 2.25% to 2.15%.
(d)	Includes fee/expense recovery of 0.01%.

81

Financial Performance

For a share outstanding throughout each period.

AEW Real Estate Fund
	Class N
	Year Ended January 31, 2015		Period Ended January 31, 2014*
Net asset value, beginning of the period	$14.48		$19.88
Income (loss) from Investment Operations:
Net investment income(a)	0.25		0.15
Net realized and unrealized gain (loss)	4.35		(1.64)
Total from Investment Operations	4.60		(1.49)
Less Distributions From:
Net investment income	(0.25)		(0.22)
Net realized capital gains	(1.26)		(3.69)
Total Distributions	(1.51)		(3.91)
Net asset value, end of the period	$17.57		$14.48
Total return(b)	33.48%		(6.75)%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$1		$1
Net expenses(c)	0.99	%(d)	1.20	%(e)
Gross expenses	9.79%		3.14	%(e)
Net investment income	1.60%		1.14	%(e)
Portfolio turnover rate	18%		17%

*	From commencement of operations on May 1, 2013 through January 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2014, the expense limit decreased from 1.20% to 1.10%.
(e)	Computed on an annualized basis for periods less than one year.

82

Financial Performance

For a share outstanding throughout each period.

AEW Real Estate Fund
	Class Y
	Year Ended January 31, 2015		Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011
Net asset value, beginning of the period	$14.48		$18.50	$18.02	$16.16	$11.76
Income (loss) from Investment Operations:
Net investment income(a)	0.23		0.23	0.25	0.18	0.15
Net realized and unrealized gain (loss)	4.33		0.05	2.04	1.86	4.50
Total from Investment Operations	4.56		0.28	2.29	2.04	4.65
Less Distributions From:
Net investment income	(0.24)		(0.30)	(0.22)	(0.18)	(0.18)
Net realized capital gains	(1.26)		(4.00)	(1.59)	—	—
Paid-in capital	—		—	—	—	(0.07)
Total Distributions	(1.50)		(4.30)	(1.81)	(0.18)	(0.25)
Net asset value, end of the period	$17.54		$14.48	$18.50	$18.02	$16.16
Total return	33.21%		2.22%	13.22%	12.76%	39.80%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$176,555		$130,415	$281,698	$296,039	$204,938
Net expenses	1.15	%(b)	1.10%	1.06%	1.07%	1.16	%(c)
Gross expenses	1.15%		1.10%	1.06%	1.07%	1.16	%(c)
Net investment income	1.49%		1.24%	1.32%	1.08%	1.01%
Portfolio turnover rate	18%		17%	35%	12%	9%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2014, the expense limit decreased from 1.25% to 1.15%.
(c)	Includes fee/expense recovery of 0.01%.

83

Financial Performance

For a share outstanding throughout each period.

CGM Advisor Targeted Equity Fund
	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$11.46	$10.23		$9.36		$11.12	$9.54
Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.02)	(0.02)		0.08	(b)	0.05	0.05	(c)
Net realized and unrealized gain (loss)	0.91	2.94		1.36		(1.76)	1.58
Total from Investment Operations	0.89	2.92		1.44		(1.71)	1.63
Less Distributions From:
Net investment income	—	(0.00	)(d)	(0.09)		(0.05)	(0.05)
Net realized capital gains	(1.62)	(1.69)		(0.48)		—	—
Total Distributions	(1.62)	(1.69)		(0.57)		(0.05)	(0.05)
Net asset value, end of the period	$10.73	$11.46		$10.23		$9.36	$11.12
Total return(e)	8.27%	29.01%		15.44	%(b)	(15.36)%	17.14%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$458,975	$493,102		$438,288		$503,330	$753,518
Net expenses	1.15%	1.17%		1.18%		1.13%	1.16%
Gross expenses	1.15%	1.17%		1.18%		1.13%	1.16%
Net investment income (loss)	(0.21)%	(0.17)%		0.78	%(b)	0.45%	0.52	%(c)
Portfolio turnover rate	229%	205%		192%		236%	146%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been 14.81% and the ratio of net investment income to average net assets would have been 0.21%.

(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.02 and the ratio of net investment income to average net assets would have been 0.23%.
(d)	Amount rounds to less than $0.01 per share.
(e)	A sales charge for Class A shares is not reflected in total return calculations.

84

Financial Performance

For a share outstanding throughout each period.

CGM Advisor Targeted Equity Fund
	Class B
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$9.98	$9.15		$8.41		$10.01	$8.61
Income (loss) from Investment Operations:
Net investment loss(a)	(0.10)	(0.10)		(0.00	)(b)(c)	(0.03)	(0.02	)(d)
Net realized and unrealized gain (loss)	0.79	2.62		1.22		(1.57)	1.42
Total from Investment Operations	0.69	2.52		1.22		(1.60)	1.40
Less Distributions From:
Net investment income	—	(0.00	)(b)	(0.00	)(b)	—	(0.00	)(b)
Net realized capital gains	(1.62)	(1.69)		(0.48)		—	—
Total Distributions	(1.62)	(1.69)		(0.48)		—	(0.00)
Net asset value, end of the period	$9.05	$9.98		$9.15		$8.41	$10.01
Total return(e)	7.47%	28.06%		14.54	%(c)	(15.98)%	16.26%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$932	$2,205		$3,447		$5,296	$9,934
Net expenses	1.89%	1.91%		1.93%		1.88%	1.91%
Gross expenses	1.89%	1.91%		1.93%		1.88%	1.91%
Net investment loss	(0.98)%	(0.94)%		(0.05	)%(c)	(0.32)%	(0.28	)%(d)
Portfolio turnover rate	229%	205%		192%		236%	146%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05), total return would have been 13.83% and the ratio of net investment loss to average net assets would have been (0.56)%.

(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.05) and the ratio of net investment loss to average net assets would have been (0.53)%.
(e)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.

85

Financial Performance

For a share outstanding throughout each period.

CGM Advisor Targeted Equity Fund
	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$9.91	$9.09		$8.37		$9.96	$8.57
Income (loss) from Investment Operations:
Net investment loss(a)	(0.09)	(0.10)		(0.00	)(b)(c)	(0.03)	(0.02	)(d)
Net realized and unrealized gain (loss)	0.77	2.61		1.20		(1.56)	1.41
Total from Investment Operations	0.68	2.51		1.20		(1.59)	1.39
Less Distributions From:
Net investment income	—	(0.00	)(b)	(0.00	)(b)	—	(0.00	)(b)
Net realized capital gains	(1.62)	(1.69)		(0.48)		—	—
Total Distributions	(1.62)	(1.69)		(0.48)		—	(0.00)
Net asset value, end of the period	$8.97	$9.91		$9.09		$8.37	$9.96
Total return(e)	7.43%	28.13%		14.45	%(c)	(15.96)%	16.22%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$31,462	$36,417		$35,225		$47,416	$81,291
Net expenses	1.90%	1.91%		1.93%		1.88%	1.91%
Gross expenses	1.90%	1.91%		1.93%		1.88%	1.91%
Net investment loss	(0.96)%	(0.92)%		(0.02	)%(c)	(0.32)%	(0.23	)%(d)
Portfolio turnover rate	229%	205%		192%		236%	146%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05), total return would have been 13.86% and the ratio of net investment loss to average net assets would have been (0.55)%.

(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.05) and the ratio of net investment loss to average net assets would have been (0.52)%.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

86

Financial Performance

For a share outstanding throughout each period.

CGM Advisor Targeted Equity Fund
	Class Y
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$11.83	$10.49		$9.59		$11.40	$9.78
Income (loss) from Investment Operations:
Net investment income(a)	0.00 (b)	0.01		0.11	(c)	0.07	0.07	(d)
Net realized and unrealized gain (loss)	0.95	3.02		1.39		(1.80)	1.63
Total from Investment Operations	0.95	3.03		1.50		(1.73)	1.70
Less Distributions From:
Net investment income	—	(0.00	)(b)	(0.12)		(0.08)	(0.08)
Net realized capital gains	(1.62)	(1.69)		(0.48)		—	—
Total Distributions	(1.62)	(1.69)		(0.60)		(0.08)	(0.08)
Net asset value, end of the period	$11.16	$11.83		$10.49		$9.59	$11.40
Total return	8.52%	29.34%		15.69	%(c)	(15.16)%	17.39%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$34,930	$50,096		$49,884		$57,003	$137,631
Net expenses	0.89%	0.91%		0.93%		0.87%	0.91%
Gross expenses	0.89%	0.91%		0.93%		0.87%	0.91%
Net investment income	0.04%	0.08%		1.02	%(c)	0.62%	0.69	%(d)
Portfolio turnover rate	229%	205%		192%		236%	146%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.05, total return would have been 14.96% and the ratio of net investment income to average net assets would have been 0.47%.

(d)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05 and the ratio of net investment income to average net assets would have been 0.48%.

87

Financial Performance

For a share outstanding throughout each period.

Natixis Diversified Income Fund
	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$12.21	$11.83	$10.74	$10.41	$9.22
Income (loss) from Investment Operations:
Net investment income(a)	0.32	0.29	0.29	0.34	0.34
Net realized and unrealized gain (loss)	1.26	0.40	1.12	0.40	1.18
Total from Investment Operations	1.58	0.69	1.41	0.74	1.52
Less Distributions From:
Net investment income	(0.34)	(0.31)	(0.32)	(0.41)	(0.33)
Net realized capital gains	—	—	—	—	—
Total Distributions	(0.34)	(0.31)	(0.32)	(0.41)	(0.33)
Net asset value, end of the period	$13.45	$12.21	$11.83	$10.74	$10.41
Total return(b)	13.08%	5.84%	13.22%	7.21%	16.73%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$110,874	$79,039	$78,216	$45,211	$35,787
Net expenses	1.06%	1.09%	1.11%	1.13%	1.19%
Gross expenses	1.06%	1.09%	1.11%	1.13%	1.19%
Net investment income	2.46%	2.34%	2.53%	3.17%	3.51%
Portfolio turnover rate	41%	41%	29%	20%	28%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

88

Financial Performance

For a share outstanding throughout each period.

Natixis Diversified Income Fund
	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$12.17	$11.80	$10.71	$10.39	$9.20
Income (loss) from Investment Operations:
Net investment income(a)	0.22	0.19	0.20	0.26	0.27
Net realized and unrealized gain (loss)	1.27	0.39	1.12	0.39	1.17
Total from Investment Operations	1.49	0.58	1.32	0.65	1.44
Less Distributions From:
Net investment income	(0.25)	(0.21)	(0.23)	(0.33)	(0.25)
Net realized capital gains	—	—	—	—	—
Total Distributions	(0.25)	(0.21)	(0.23)	(0.33)	(0.25)
Net asset value, end of the period	$13.41	$12.17	$11.80	$10.71	$10.39
Total return(b)	12.28%	4.98%	12.43%	6.33%	15.90%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$53,074	$48,512	$49,697	$29,814	$27,355
Net expenses	1.81%	1.84%	1.86%	1.88%	1.94%
Gross expenses	1.81%	1.84%	1.86%	1.88%	1.94%
Net investment income	1.70%	1.59%	1.79%	2.42%	2.76%
Portfolio turnover rate	41%	41%	29%	20%	28%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

89

Financial Performance

For a share outstanding throughout each period.

Natixis Diversified Income Fund
	Class Y
	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$12.19	$11.83	$11.72
Income (loss) from Investment Operations:
Net investment income (loss)(a)	0.38	0.33	(0.02)
Net realized and unrealized gain (loss)	1.19	0.37	0.18
Total from Investment Operations	1.57	0.70	0.16
Less Distributions From:
Net investment income	(0.37)	(0.34)	(0.05)
Net realized capital gains	—	—	—
Total Distributions	(0.37)	(0.34)	(0.05)
Net asset value, end of the period	$13.39	$12.19	$11.83
Total return	13.05%	5.93%	1.35%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$14,428	$628	$1
Net expenses	0.82%	0.83%	1.00	%(b)
Gross expenses	0.82%	0.83%	1.00	%(b)
Net investment income (loss)	2.92%	2.71%	(2.37	)%(b)
Portfolio turnover rate	41%	41%	29%

*	From commencement of operations on December 3, 2012, through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Computed on an annualized basis for periods less than one year.

90

Financial Performance

For a share outstanding throughout each period.

Natixis Oakmark Fund
	Class A
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$21.40		$16.09		$13.86		$14.17		$12.58
Income (loss) from Investment Operations:
Net investment income(a)	0.10		0.06		0.12		0.08		0.05
Net realized and unrealized gain (loss)	2.11		6.03		2.24		(0.30)		1.60
Total from Investment Operations	2.21		6.09		2.36		(0.22)		1.65
Less Distributions From:
Net investment income	(0.07)		(0.07)		(0.13)		(0.09)		(0.06)
Net realized capital gains	(3.11)		(0.71)		—		—		—
Total Distributions	(3.18)		(0.78)		(0.13)		(0.09)		(0.06)
Net asset value, end of the period	$20.43		$21.40		$16.09		$13.86		$14.17
Total return(b)	10.43%		37.82%		17.03	%(c)	(1.56)%		13.08	%(c)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$195,061		$145,270		$113,870		$107,978		$118,938
Net expenses	1.22%		1.30	%(d)	1.30	%(e)	1.30	%(f)	1.30	%(e)
Gross expenses	1.22%		1.30	%(d)	1.33%		1.30	%(f)	1.39%
Net investment income	0.44%		0.33%		0.77%		0.57%		0.36%
Portfolio turnover rate	64	%(g)	29%		25%		36%		32%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The variation in the Fund's turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

91

Financial Performance

For a share outstanding throughout each period.

Natixis Oakmark Fund
	Class B
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$19.57		$14.83		$12.76		$13.07		$11.65
Income (loss) from Investment Operations:
Net investment loss(a)	(0.06)		(0.07)		(0.01)		(0.03)		(0.05)
Net realized and unrealized gain (loss)	1.91		5.52		2.08		(0.28)		1.48
Total from Investment Operations	1.85		5.45		2.07		(0.31)		1.43
Less Distributions From:
Net investment income	—		—		—		(0.00	)(b)	(0.01)
Net realized capital gains	(3.11)		(0.71)		—		—		—
Total Distributions	(3.11)		(0.71)		—		(0.00)		(0.01)
Net asset value, end of the period	$18.31		$19.57		$14.83		$12.76		$13.07
Total return(c)	9.56%		36.75%		16.22	%(d)	(2.34)%		12.31	%(d)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$669		$1,532		$2,145		$3,341		$5,614
Net expenses	1.97%		2.05	%(e)	2.05	%(f)	2.05	%(g)	2.05	%(f)
Gross expenses	1.97%		2.05	%(e)	2.08%		2.05	%(g)	2.13%
Net investment loss	(0.31)%		(0.43)%		(0.04)%		(0.21)%		(0.40)%
Portfolio turnover rate	64	%(h)	29%		25%		36%		32%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.01%.
(h)	The variation in the Fund's turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

92

Financial Performance

For a share outstanding throughout each period.

Natixis Oakmark Fund
	Class C
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$19.48		$14.75		$12.72		$13.02		$11.61
Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.06)		(0.07)		0.00	(b)	(0.03)		(0.05)
Net realized and unrealized gain (loss)	1.90		5.51		2.05		(0.27)		1.47
Total from Investment Operations	1.84		5.44		2.05		(0.30)		1.42
Less Distributions From:
Net investment income	(0.02)		—		(0.02)		(0.00	)(b)	(0.01)
Net realized capital gains	(3.11)		(0.71)		—		—		—
Total Distributions	(3.13)		(0.71)		(0.02)		(0.00)		(0.01)
Net asset value, end of the period	$18.19		$19.48		$14.75		$12.72		$13.02
Total return(c)	9.55%		36.88%		16.13	%(d)	(2.28)%		12.26	%(d)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$62,941		$8,425		$6,016		$5,667		$7,399
Net expenses	1.97%		2.05	%(e)	2.05	%(f)	2.05	%(g)	2.05	%(f)
Gross expenses	1.97%		2.05	%(e)	2.08%		2.05	%(g)	2.14%
Net investment income (loss)	(0.30)%		(0.42)%		0.02%		(0.19)%		(0.39)%
Portfolio turnover rate	64	%(h)	29%		25%		36%		32%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.01%.
(h)	The variation in the Fund's turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

93

Financial Performance

For a share outstanding throughout each period.

Natixis Oakmark Fund
	Class Y
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$22.16		$16.63		$14.32		$14.65		$12.99
Income (loss) from Investment Operations:
Net investment income(a)	0.15		0.11		0.17		0.12		0.08
Net realized and unrealized gain (loss)	2.20		6.24		2.31		(0.33)		1.67
Total from Investment Operations	2.35		6.35		2.48		(0.21)		1.75
Less Distributions From:
Net investment income	(0.12)		(0.11)		(0.17)		(0.12)		(0.09)
Net realized capital gains	(3.11)		(0.71)		—		—		—
Total Distributions	(3.23)		(0.82)		(0.17)		(0.12)		(0.09)
Net asset value, end of the period	$21.28		$22.16		$16.63		$14.32		$14.65
Total return	10.70%		38.21%		17.33	%(b)	(1.40)%		13.47	%(b)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$26,694		$14,176		$12,100		$7,567		$9,586
Net expenses	0.97%		1.05	%(c)	1.05	%(d)	1.05	%(e)	1.05	%(d)
Gross expenses	0.97%		1.05	%(c)	1.09%		1.05	%(e)	1.14%
Net investment income	0.67%		0.54%		1.04%		0.80%		0.61%
Portfolio turnover rate	64	%(f)	29%		25%		36%		32%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The variation in the Fund's turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

94

Financial Performance

For a share outstanding throughout each period.

Natixis Oakmark International Fund
	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Period Ended December 31, 2010*
Net asset value, beginning of the period	$13.74	$10.94		$8.68		$10.16		$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.18	0.07		0.14		0.09	(b)	0.00	(c)
Net realized and unrealized gain (loss)	(1.01)	2.99		2.35		(1.57)		0.16
Total from Investment Operations	(0.83)	3.06		2.49		(1.48)		0.16
Less Distributions From:
Net investment income	(0.25)	(0.08)		(0.23)		(0.00	)(c)	(0.00	)(c)
Net realized capital gains	(0.22)	(0.18)		—		(0.00	)(c)	—
Total Distributions	(0.47)	(0.26)		(0.23)		(0.00)		(0.00)
Net asset value, end of the period	$12.44	$13.74		$10.94		$8.68		$10.16
Total return(d)	(6.05)%	28.13%		28.78	%(e)	(14.55	)%(b)(e)	1.62	%(e)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$617,383	$314,579		$35,555		$33,852		$5,487
Net expenses	1.31%	1.44	%(f)	1.45	%(g)	1.45	%(g)	1.45	%(g)(h)
Gross expenses	1.31%	1.44	%(f)	1.64%		1.87%		22.77	%(h)
Net investment income	1.34%	0.52%		1.50%		0.93	%(b)	0.23	%(h)
Portfolio turnover rate	31%	20%		53%		48%		0	%(i)

*	From commencement of operations on December 15, 2010 through December 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08, total return would have been (14.65)% and the ratio of net investment income to average net assets would have been 0.81%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(f)	Includes fee/expense recovery of 0.05% .
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Amount rounds to less than 1%.

95

Financial Performance

For a share outstanding throughout each period.

Natixis Oakmark International Fund
	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Period Ended December 31, 2010*
Net asset value, beginning of the period	$13.53	$10.82		$8.61		$10.15		$10.00
Income (loss) from Investment Operations:
Net investment income (loss)(a)	0.08	(0.02)		0.06		0.02	(b)	(0.00	)(c)
Net realized and unrealized gain (loss)	(0.98)	2.94		2.34		(1.56)		0.15
Total from Investment Operations	(0.90)	2.92		2.40		(1.54)		0.15
Less Distributions From:
Net investment income	(0.16)	(0.03)		(0.19)		(0.00	)(c)	(0.00	)(c)
Net realized capital gains	(0.22)	(0.18)		—		(0.00	)(c)	—
Total Distributions	(0.38)	(0.21)		(0.19)		(0.00)		(0.00)
Net asset value, end of the period	$12.25	$13.53		$10.82		$8.61		$10.15
Total return(d)	(6.67)%	27.13%		27.93	%(e)	(15.17	)%(b)(e)	1.52	%(e)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$327,319	$237,250		$34,142		$13,501		$700
Net expenses	2.05%	2.19	%(f)	2.20	%(g)	2.20	%(g)	2.20	%(g)(h)
Gross expenses	2.05%	2.19	%(f)	2.39%		2.59%		25.08	%(h)
Net investment income (loss)	0.61%	(0.14)%		0.59%		0.20	%(b)	(0.08	)%(h)
Portfolio turnover rate	31%	20%		53%		48%		0	%(i)

*	From commencement of operations on December 15, 2010 through December 31, 2010.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01, total return would have been (15.27)% and the ratio of net investment income to average net assets would have been 0.08%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(f)	Includes fee/expense recovery of 0.04%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Amount rounds to less than 1%.

96

Financial Performance

For a share outstanding throughout each period.

Natixis U.S. Equity Opportunities Fund
	Class A
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$33.07		$26.35		$23.56		$25.17		$20.68
Income (loss) from Investment Operations:
Net investment income (loss)(a)	0.02		(0.04)		0.07		(0.04)		0.03	(b)
Net realized and unrealized gain (loss)	4.31		9.34		4.12		(0.69)		4.50
Total from Investment Operations	4.33		9.30		4.19		(0.73)		4.53
Less Distributions From:
Net investment income	—		—		(0.07)		—		(0.04)
Net realized capital gains	(10.00)		(2.58)		(1.33)		(0.88)		—
Total Distributions	(10.00)		(2.58)		(1.40)		(0.88)		(0.04)
Increase from regulatory settlements	—		—		—		—		0.00	(c)
Net asset value, end of the period	$27.40		$33.07		$26.35		$23.56		$25.17
Total return(d)	12.94%		35.75	%(e)	17.79	%(e)	(2.79	)%(e)	21.90	%(e)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$400,678		$371,102		$289,898		$281,467		$314,384
Net expenses	1.29	%(f)	1.30	%(g)	1.30	%(g)	1.34	%(g)(h)	1.40	%(g)
Gross expenses	1.29	%(f)	1.32%		1.35%		1.38%		1.50%
Net investment income (loss)	0.07%		(0.12)%		0.25%		(0.15)%		0.14	%(b)
Portfolio turnover rate	93	%(i)	50%		52%		97%		79%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.04) and the ratio of net investment loss to average net assets would have been (0.19)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.02%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective June 1, 2011, the expense limit decreased to 1.30%.
(i)	The variation in the Fund's turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team and a reduction from four segments to two segments.

97

Financial Performance

For a share outstanding throughout each period.

Natixis U.S. Equity Opportunities Fund
	Class B
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$26.91		$21.98		$19.93		$21.60		$17.85
Income (loss) from Investment Operations:
Net investment loss(a)	(0.19)		(0.22)		(0.12)		(0.21)		(0.12	)(b)
Net realized and unrealized gain (loss)	3.51		7.73		3.50		(0.58)		3.87
Total from Investment Operations	3.32		7.51		3.38		(0.79)		3.75
Less Distributions From:
Net investment income	—		—		—		—		—
Net realized capital gains	(10.00)		(2.58)		(1.33)		(0.88)		—
Total Distributions	(10.00)		(2.58)		(1.33)		(0.88)		—
Increase from regulatory settlements	—		—		—		—		0.00	(c)
Net asset value, end of the period	$20.23		$26.91		$21.98		$19.93		$21.60
Total return(d)	12.14%		34.70	%(e)	16.97	%(e)	(3.53	)%(e)	21.01	%(e)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$3,324		$7,708		$11,172		$16,820		$28,787
Net expenses	2.04	%(f)	2.05	%(g)	2.05	%(g)	2.10	%(g)(h)	2.15	%(g)
Gross expenses	2.04	%(f)	2.07%		2.10%		2.13%		2.25%
Net investment loss	(0.70)%		(0.89)%		(0.55)%		(0.94)%		(0.66	)%(b)
Portfolio turnover rate	93	%(i)	50%		52%		97%		79%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.18) and the ratio of net investment loss to average net assets would have been (0.98)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.02%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective June 1, 2011, the expense limit decreased to 2.05%.
(i)	The variation in the Fund's turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team and a reduction from four segments to two segments.

98

Financial Performance

For a share outstanding throughout each period.

Natixis U.S. Equity Opportunities Fund
	Class C
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$26.92		$21.99		$19.94		$21.61		$17.86
Income (loss) from Investment Operations:
Net investment loss(a)	(0.19)		(0.22)		(0.11)		(0.20)		(0.12	)(b)
Net realized and unrealized gain (loss)	3.51		7.73		3.49		(0.59)		3.87
Total from Investment Operations	3.32		7.51		3.38		(0.79)		3.75
Less Distributions From:
Net investment income	—		—		—		—		—
Net realized capital gains	(10.00)		(2.58)		(1.33)		(0.88)		—
Total Distributions	(10.00)		(2.58)		(1.33)		(0.88)		—
Increase from regulatory settlements	—		—		—		—		0.00	(c)
Net asset value, end of the period	$20.24		$26.92		$21.99		$19.94		$21.61
Total return(d)	12.12%		34.69	%(e)	16.96	%(e)	(3.53	)%(e)	21.00	%(e)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$53,925		$44,150		$30,525		$28,462		$30,912
Net expenses	2.04	%(f)	2.05	%(g)	2.05	%(g)	2.09	%(g)(h)	2.15	%(g)
Gross expenses	2.04	%(f)	2.07%		2.10%		2.13%		2.25%
Net investment loss	(0.68)%		(0.86)%		(0.49)%		(0.90)%		(0.62	)%(b)
Portfolio turnover rate	93	%(i)	50%		52%		97%		79%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.18) and the ratio of net investment loss to average net assets would have been (0.94)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective June 1, 2011, the expense limit decreased to 2.05%.
(i)	The variation in the Fund's turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team and a reduction from four segments to two segments.

99

Financial Performance

For a share outstanding throughout each period.

Natixis U.S. Equity Opportunities Fund
	Class Y
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$36.32		$28.68		$25.52		$27.12		$22.27
Income (loss) from Investment Operations:
Net investment income(a)	0.12		0.05		0.17		0.04		0.05	(b)
Net realized and unrealized gain (loss)	4.74		10.17		4.46		(0.76)		4.90
Total from Investment Operations	4.86		10.22		4.63		(0.72)		4.95
Less Distributions From:
Net investment income	—		—		(0.14)		—		(0.10)
Net realized capital gains	(10.00)		(2.58)		(1.33)		(0.88)		—
Total Distributions	(10.00)		(2.58)		(1.47)		(0.88)		(0.10)
Increase from regulatory settlements	—		—		—		—		0.00	(c)
Net asset value, end of the period	$31.18		$36.32		$28.68		$25.52		$27.12
Total return	13.25%		36.06	%(d)	18.15	%(d)	(2.56	)%(d)	22.21	%(d)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$37,636		$24,661		$11,035		$2,047		$1,317
Net expenses	1.05	%(e)	1.05	%(f)	1.05	%(f)	1.09	%(f)(g)	1.15	%(f)
Gross expenses	1.05	%(e)	1.07%		1.10%		1.14%		1.24%
Net investment income	0.32%		0.13%		0.61%		0.16%		0.22	%(b)
Portfolio turnover rate	93	%( h )	50%		52%		97%		79%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.02) and the ratio of net investment loss to average net assets would have been (0.08)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective June 1, 2011, the expense limit decreased to 1.05%.
(h)	The variation in the Fund's turnover rate from 2013 to 2014 was primarily due to a change in the structure of the Fund from four segments to two segments.

100

Financial Performance

For a share outstanding throughout each period.

Vaughan Nelson Small Cap Value Fund
	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$22.34	$18.97		$17.74		$22.69	$22.31
Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.06)	0.07	(b)	0.13	(c)	0.10	(0.01)
Net realized and unrealized gain (loss)	1.95	7.14		2.50		(0.83)	5.27
Total from Investment Operations	1.89	7.21		2.63		(0.73)	5.26
Less Distributions From:
Net investment income	—	(0.06)		(0.14)		(0.09)	—
Net realized capital gains	(3.58)	(3.78)		(1.26)		(4.13)	(4.90)
Total Distributions	(3.58)	(3.84)		(1.40)		(4.22)	(4.90)
Increase from regulatory settlements	—	—		—		—	0.02
Net asset value, end of the period	$20.65	$22.34		$18.97		$17.74	$22.69
Total return(d)	8.79%	39.01	%(b)	14.93	%(c)	(3.77)%	23.67%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$125,201	$152,792		$160,400		$228,445	$267,192
Net expenses	1.37%	1.39	%(e)	1.39%		1.36%	1.41%
Gross expenses	1.37%	1.39	%(e)	1.39%		1.36%	1.41%
Net investment income (loss)	(0.27)%	0.33	%(b)	0.67	%(c)	0.44%	(0.03)%
Portfolio turnover rate	58%	58%		73%		88%	80%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.00, total return would have been 38.63% and the ratio of net investment income to average net assets would have been 0.02%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.04, total return would have been 14.42% and the ratio of net investment income to average net assets would have been 0.22%.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes interest expense of less than 0.01%.

101

Financial Performance

For a share outstanding throughout each period.

Vaughan Nelson Small Cap Value Fund
	Class B
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$17.63	$15.65		$14.84		$19.73	$20.06
Income (loss) from Investment Operations:
Net investment loss(a)	(0.19)	(0.07	)(b)	(0.02	)(c)	(0.07)	(0.17)
Net realized and unrealized gain (loss)	1.51	5.84		2.09		(0.69)	4.72
Total from Investment Operations	1.32	5.77		2.07		(0.76)	4.55
Less Distributions From:
Net investment income	—	(0.01)		—		0.00 (d)	—
Net realized capital gains	(3.58)	(3.78)		(1.26)		(4.13)	(4.90)
Total Distributions	(3.58)	(3.79)		(1.26)		(4.13)	(4.90)
Increase from regulatory settlements	—	—		—		—	0.02
Net asset value, end of the period	$15.37	$17.63		$15.65		$14.84	$19.73
Total return(e)	7.87%	38.03	%(b)	14.12	%(c)	(4.51)%	22.78%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$967	$2,239		$3,106		$4,657	$7,996
Net expenses	2.12%	2.14	%(f)	2.14%		2.11%	2.16%
Gross expenses	2.12%	2.14	%(f)	2.14%		2.11%	2.16%
Net investment loss	(1.08)%	(0.40	)%(b)	(0.14	)%(c)	(0.38)%	(0.78)%
Portfolio turnover rate	58%	58%		73%		88%	80%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been 37.63% and the ratio of net investment income loss to average net assets would have been (0.77)%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.09), total return would have been 13.64% and the ratio of net investment income loss to average net assets would have been (0.56)%.

(d)	Amount rounds to less than $0.01 per share.
(e)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(f)	Includes interest expense of less than 0.01%.

102

Financial Performance

For a share outstanding throughout each period.

Vaughan Nelson Small Cap Value Fund
	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$17.61	$15.64		$14.85		$19.74	$20.07
Income (loss) from Investment Operations:
Net investment loss(a)	(0.18)	(0.07	)(b)	(0.01	)(c)	(0.06)	(0.16)
Net realized and unrealized gain (loss)	1.51	5.83		2.08		(0.70)	4.71
Total from Investment Operations	1.33	5.76		2.07		(0.76)	4.55
Less Distributions From:
Net investment income	—	(0.01)		(0.02)		—	—
Net realized capital gains	(3.58)	(3.78)		(1.26)		(4.13)	(4.90)
Total Distributions	(3.58)	(3.79)		(1.28)		(4.13)	(4.90)
Increase from regulatory settlements	—	—		—		—	0.02
Net asset value, end of the period	$15.36	$17.61		$15.64		$14.85	$19.74
Total return(d)	7.94%	37.99	%(b)	14.08	%(c)	(4.51)%	22.78%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$27,292	$31,476		$26,980		$30,284	$38,855
Net expenses	2.12%	2.14	%(e)	2.14%		2.11%	2.16%
Gross expenses	2.12%	2.14	%(e)	2.14%		2.11%	2.16%
Net investment loss	(1.02)%	(0.40	)%(b)	(0.07	)%(c)	(0.33)%	(0.76)%
Portfolio turnover rate	58%	58%		73%		88%	80%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.13), total return would have been 37.59% and the ratio of net investment income loss to average net assets would have been (0.73)%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 13.52% and the ratio of net investment income loss to average net assets would have been (0.51)%.

(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes interest expense of less than 0.01%.

103

Financial Performance

For a share outstanding throughout each period.

Vaughan Nelson Small Cap Value Fund
	Class Y
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$22.73		$19.24		$17.99		$22.96	$22.47
Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.00	)(b)	0.13	(c)	0.18	(d)	0.15	0.06
Net realized and unrealized gain (loss)	1.98		7.26		2.53		(0.84)	5.31
Total from Investment Operations	1.98		7.39		2.71		(0.69)	5.37
Less Distributions From:
Net investment income	—		(0.12)		(0.20)		(0.15)	—
Net realized capital gains	(3.58)		(3.78)		(1.26)		(4.13)	(4.90)
Total Distributions	(3.58)		(3.90)		(1.46)		(4.28)	(4.90)
Increase from regulatory settlements	—		—		—		—	0.02
Net asset value, end of the period	$21.13		$22.73		$19.24		$17.99	$22.96
Total return	9.04%		39.43	%(c)	15.18	%(d)	(3.54)%	24.00%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$176,905		$163,836		$132,970		$130,115	$217,305
Net expenses	1.12%		1.14	%(e)	1.14%		1.10%	1.16%
Gross expenses	1.12%		1.14	%(e)	1.14%		1.10%	1.16%
Net investment income (loss)	(0.01)%		0.59	%(c)	0.95	%(d)	0.65%	0.24%
Portfolio turnover rate	58%		58%		73%		88%	80%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.06, total return would have been 39.06% and the ratio of net investment income to average net assets would have been 0.27%.

(d)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.10, total return would have been 14.73% and the ratio of net investment income to average net assets would have been 0.50%.

(e)	Includes interest expense of less than 0.01%.

104

Financial Performance

For a share outstanding throughout each period.

Vaughan Nelson Value Opportunity Fund
	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$20.63	$15.49	$13.83		$14.75		$12.46
Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.08)	(0.03)	0.15	(b)	(0.01)		0.08	(c)
Net realized and unrealized gain (loss)	2.31	6.36	2.05		(0.39)		2.36
Total from Investment Operations	2.23	6.33	2.20		(0.40)		2.44
Less Distributions From:
Net investment income	—	—	(0.14)		—		(0.07)
Net realized capital gains	(1.57)	(1.19)	(0.40)		(0.52)		(0.02)
Paid-in capital	—	—	—		—		(0.06)
Total Distributions	(1.57)	(1.19)	(0.54)		(0.52)		(0.15)
Net asset value, end of the period	$21.29	$20.63	$15.49		$13.83		$14.75
Total return(d)	10.92%	41.22%	15.93	%(b)	(2.71)%		19.64	%(e)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$73,237	$67,716	$28,381		$21,308		$11,268
Net expenses	1.25%	1.27%	1.31%		1.40	%(f)	1.40	%(g)
Gross expenses	1.25%	1.27%	1.31%		1.40	%(f)	1.69%
Net investment income (loss)	(0.37)%	(0.13)%	0.97	%(b)	(0.07)%		0.62	%(c)
Portfolio turnover rate	58%	39%	65%		75%		143%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been 15.06% and the ratio of net investment income to average net assets would have been 0.16%.

(c)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.01 and the ratio of net investment income to average net assets would have been 0.07%.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

105

Financial Performance

For a share outstanding throughout each period.

Vaughan Nelson Value Opportunity Fund
	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$20.07	$15.21	$13.60		$14.63		$12.39
Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.23)	(0.17)	0.04	(b)	(0.12)		(0.03	)(c)
Net realized and unrealized gain (loss)	2.24	6.22	2.01		(0.39)		2.36
Total from Investment Operations	2.01	6.05	2.05		(0.51)		2.33
Less Distributions From:
Net investment income	—	—	(0.04)		—		(0.04)
Net realized capital gains	(1.57)	(1.19)	(0.40)		(0.52)		(0.02)
Paid-in capital	—	—	—		—		(0.03)
Total Distributions	(1.57)	(1.19)	(0.44)		(0.52)		(0.09)
Net asset value, end of the period	$20.51	$20.07	$15.21		$13.60		$14.63
Total return(d)	10.12%	40.13%	15.10	%(b)	(3.48)%		18.85	%(e)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$35,894	$21,005	$3,090		$1,822		$824
Net expenses	2.00%	2.02%	2.06%		2.15	%(f)	2.15	%(g)
Gross expenses	2.00%	2.02%	2.06%		2.15	%(f)	2.46%
Net investment income (loss)	(1.10)%	(0.89)%	0.24	%(b)	(0.83)%		(0.23	)%(c)
Portfolio turnover rate	58%	39%	65%		75%		143%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08), total return would have been 14.21% and the ratio of net investment loss to average net assets would have been (0.57)%.

(c)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.09) and the ratio of net investment loss to average net assets would have been (0.74)%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

106

Financial Performance

For a share outstanding throughout each period.

Vaughan Nelson Value Opportunity Fund
	Class N
	Year Ended December 31, 2014		Period Ended December 31, 2013*
Net asset value, beginning of the period	$20.76		$17.53
Income (loss) from Investment Operations:
Net investment loss(a)	(0.00	)(b)	(0.04)
Net realized and unrealized gain (loss)	2.31		4.35
Total from Investment Operations	2.31		4.31
Less Distributions From:
Net investment income	—		(0.02)
Net realized capital gains	(1.57)		(1.06)
Total Distributions	(1.57)		(1.08)
Net asset value, end of the period	$21.50		$20.76
Total return	11.24%		24.70	%(c)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$12,024		$1
Net expenses	0.91	%(d)	1.03	%(e)(f)
Gross expenses	0.91	%(d)	2.07	%(f)
Net investment loss	(0.00	)%(g)	(0.33	)%(f)
Portfolio turnover rate	58%		39%

*	From commencement of operations on May 1, 2013 through December 31, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Amount rounds to less than 0.01%.

107

Financial Performance

For a share outstanding throughout each period.

Vaughan Nelson Value Opportunity Fund
	Class Y
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$20.78	$15.57	$13.89		$14.80		$12.49
Income (loss) from Investment Operations:
Net investment income (loss)(a)	(0.02)	0.02	0.18	(b)	0.03		0.12	(c)
Net realized and unrealized gain (loss)	2.33	6.39	2.08		(0.41)		2.37
Total from Investment Operations	2.31	6.41	2.26		(0.38)		2.49
Less Distributions From:
Net investment income	—	(0.01)	(0.18)		(0.01)		(0.09)
Net realized capital gains	(1.57)	(1.19)	(0.40)		(0.52)		(0.02)
Paid-in capital	—	—	—		—		(0.07)
Total Distributions	(1.57)	(1.20)	(0.58)		(0.53)		(0.18)
Net asset value, end of the period	$21.52	$20.78	$15.57		$13.89		$14.80
Total return	11.23%	41.52%	16.28	%(b)	(2.53)%		19.96	%(d)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$656,071	$360,820	$163,589		$109,419		$40,715
Net expenses	1.00%	1.02%	1.06%		1.15	%(e)	1.15	%(f)
Gross expenses	1.00%	1.02%	1.06%		1.15	%(e)	1.43%
Net investment income (loss)	(0.10)%	0.12%	1.22	%(b)	0.23%		0.92	%(c)
Portfolio turnover rate	58%	39%	65%		75%		143%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.06, total return would have been 15.41% and the ratio of net investment income to average net assets would have been 0.42%.

(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.04 and the ratio of net investment income to average net assets would have been 0.34%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

108

If you would like more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports—Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)—Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

For a free copy of the Funds' annual or semiannual reports or their SAIs, to request other information about the Funds, and to make shareholder inquiries generally, contact your financial representative, visit the Funds' website at ngam.natixis.com or call the Funds at 800-225-5478.

Important Notice Regarding Delivery of Shareholder Documents:

In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Funds, including their respective reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Portfolio Holdings—A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.

Investment Company Act File No. 811-04323 Investment Company Act File No. 811-00242 Investment Company Act 811-09945	XS51-0515

Prospectus May 1, 2015

	Class A	Class C	Class N	Class Y
ASG Global Alternatives Fund	GAFAX	GAFCX	GAFNX	GAFYX
ASG Global Macro Fund	GMFAX	GMFCX		GMFYX
ASG Managed Futures Strategy Fund	AMFAX	ASFCX		ASFYX
ASG Tactical U.S. Market Fund	USMAX	USMCX		USMYX
Gateway Equity Call Premium Fund	GCPAX	GCPCX		GCPYX
Gateway Fund	GATEX	GTECX		GTEYX
Loomis Sayles Strategic Alpha Fund	LABAX	LABCX		LASYX
McDonnell Intermediate Municipal Bond Fund	MIMAX	MIMCX		MIMYX
SeeyondSM Multi-Asset Allocation Fund	SAFAX	SAFCX		SAFYX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Fund Summary

ASG Global Alternatives Fund

Investment Goal

The Fund pursues an absolute return strategy that seeks to provide capital appreciation consistent with the risk-return characteristics of a diversified portfolio of hedge funds. The secondary goal of the Fund is to achieve these returns with less volatility than major equity indices.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 94 of the Prospectus and on page 122 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None	None
Redemption fees	None	None	None	None

*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class Y
Management fees	1.14%	1.14%	1.14%	1.14%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses [1]	0.15%	0.16%	6.49%	0.16%
Total annual fund operating expenses	1.54%	2.30%	7.63%	1.30%
Fee waiver and/or expense reimbursement [2],3	0.00%	0.00%	6.40%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.54%	2.30%	1.23%	1.30%

[1]	Other expenses have been restated to reflect current custodian and transfer agency fees for the Fund effective October 1, 2014.

[2]

AlphaSimplex Group, LLC ("AlphaSimplex" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.60%, 2.35%, 1.30% and 1.35% of the Fund's average daily net assets for Class A, Class C, Class N and Class Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.60%, 2.35%, 1.30% and 1.35% of the Fund's average daily net assets for Class A, Class C, Class N and Class Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

[3]

NGAM Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example for Class N shares is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$723	$1,033	$1,366	$2,304
Class C	$333	$718	$1,230	$2,636
Class N	$125	$1,666	$3,128	$6,461
Class Y	$132	$412	$713	$1,568

1

Fund Summary

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$233	$718	$1,230	$2,636

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Due to the short-term nature of the Fund's investment portfolio, the Fund does not calculate a portfolio turnover rate.

Investments, Risks and Performance

Principal Investment Strategies

The Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, the Adviser typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds.

The Fund seeks to generate absolute returns over time rather than track the performance of any particular index of hedge fund returns. In selecting investments for the Fund, the Adviser uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. These market exposures may include, for example, exposures to the returns of stocks, fixed-income securities (including U.S. and non-U.S. government securities), currencies and commodities. In estimating these market exposures, the Adviser analyzes the returns of hedge funds included in one or more commercially available databases selected by the Adviser (for example, the Lipper TASS hedge fund database), and seeks to use a variety of derivative instruments to capture such exposures in the aggregate while adding value through dynamic allocation among market exposures and volatility management. The Adviser will have great flexibility to allocate the Fund's derivatives exposure among various securities, indices, currencies, commodities and other instruments; the amount of the Fund's assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. When buying and selling securities and other instruments for the Fund, and in determining the amount of assets to be allocated to the Money Market Portion (as defined below), the Adviser also may consider other factors, such as: (i) the Fund's obligations under its various derivative positions; (ii) redemption requests; (iii) yield management; (iv) credit management; and (v) volatility management. The Fund will not invest directly in hedge funds. The Fund may invest in non-U.S. securities and instruments and securities and instruments traded outside the United States, and expects to engage in non-U.S. currency transactions.

The Adviser currently targets an annualized volatility level of 9% or less (as measured by the standard deviation of the Fund's returns). The Fund's actual or realized volatility during certain periods or over time may materially exceed its target volatility for various reasons, including changes in market levels of volatility and because the Fund's portfolio may include instruments that are inherently volatile. This would increase the risk of investing in the Fund.

Under normal market conditions, it is expected that no more than 25% of the Fund's total assets will be dedicated to initial and variation margin payments relating to the Fund's derivative transactions. The gross notional value of the Fund's derivative investments, however, will generally exceed 25% of the Fund's assets, and may significantly exceed the total value of the Fund's assets. The Fund expects that under normal market conditions it will invest at least 75% of its total assets in money market and other short-term, high-quality securities (the "Money Market Portion") managed by Reich & Tang Asset Management, LLC ("Reich & Tang" or the "Subadviser"), although the Fund may invest less than this percentage. The Adviser will determine the percentage of the Fund's assets that will be invested in the Money Market Portion at any time. The assets allocated to the Money Market Portion will be used primarily to finance the Fund's investments in derivatives and similar instruments and, secondarily, to provide the Fund with incremental income and liquidity. Although the Fund will invest a significant portion of its assets in money market instruments, the Fund is not a "money market" fund and the value of the Money Market Portion as well as the value of the Fund's shares may decrease. The Fund is not subject to the portfolio quality, maturity and net asset value requirements applicable to money market funds, and the Fund will not seek to maintain a stable net asset value.

The Subadviser will only invest the assets of the Money Market Portion in high-quality securities which are denominated in U.S. dollars, and will select securities for investment based on various factors, including the security's maturity and rating. The Subadviser will invest primarily in: (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Obligations"); (ii) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements.

Although the Fund does not intend to invest in physical commodities directly, the Fund expects to obtain investment exposure to commodities and commodity- related derivatives through a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments (the

2

Fund Summary

"Commodity Subsidiary"). Under normal market conditions, no more than 10% of the Fund's total assets will be dedicated to initial and variation margin payments relating to these transactions.

The Fund will concentrate its investments in the financial services industry, which means it will normally invest at least 25% of its total assets in securities and other obligations (for example, bank certificates of deposit) of issuers in such industry. The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance. Due to the short-term nature of the Fund's investment portfolio, the Fund does not calculate a portfolio turnover rate. The Fund's trading in derivatives is active and frequent. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs which reduce fund returns.

The percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Allocation Risk: This is the risk that the Adviser's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures. This is because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.

Commodity Risk: This is the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, currency fluctuations, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Commodity Subsidiary Risk: Investing in the Commodity Subsidiary will indirectly expose the Fund to the risks associated with the Commodity Subsidiary's investments, such as commodity risk. The Commodity Subsidiary is not registered under the Investment Company Act of 1940 (the "1940 Act") and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Commodity Subsidiary, respectively, are organized, could negatively affect the Fund and its shareholders.

Concentrated Investment Risk: The Fund is particularly vulnerable to events affecting companies in the financial services industry because the Fund concentrates its investments in securities and other obligations of issuers in such industry. Examples of risks affecting the financial services industry include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier. As a result, the Fund's shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. The risk associated with investing in the Fund may be increased as compared to a fund that does not concentrate in the financial services industry.

Credit/Counterparty Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter ("OTC") derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains. Additionally, when the Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments and may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including futures and forward contracts) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund's use of derivatives, such as futures, forward contracts, and other foreign currency transactions and commodity-linked derivatives involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward contracts and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the

3

Fund Summary

value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. There is a risk that the Adviser's use of derivatives, such as futures and forward contracts, to manage the Fund's volatility may be ineffective or may exacerbate losses, for example, if the derivative and the underlying assets decrease in value over time.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole.  In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Hedge Fund Risk: Hedge funds are typically unregulated private investment pools available only to sophisticated investors. They are often illiquid and highly leveraged. Although the Fund will not invest directly in hedge funds, because the Fund's investments are intended to provide exposure to the factors that drive hedge fund returns, an investment in the Fund will be subject to many of the same risks associated with an investment in a diversified portfolio of hedge funds. Therefore, the Fund's performance may be lower than the returns of the broader stock market and the Fund's net asset value may fluctuate substantially over time.

Index/Tracking Error Risk: Although the Fund does not seek to track any particular index, the Fund seeks to analyze the factors that drive hedge fund returns, as determined by reference to one or more indices. These indices may not provide an accurate representation of hedge fund returns generally, and the Adviser's strategy may not successfully identify or be able to replicate factors that drive returns. There is a risk that hedge fund return data provided by third party hedge fund index providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.  In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them, negatively impacting the performance of the Fund.

Issuer Risk: The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Leverage Risk: Use of derivative instruments may involve leverage. Taking short positions in securities results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result. The Adviser utilizes various proprietary quantitative models to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, they may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses.

4

Fund Summary

Market Risk: The market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions. The Fund's Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

Short Exposure Risk: A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment such as a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover a short position will be available for purchase.

U.S. Government Securities Risk: Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Valuation Risk: This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and Life-of-Class periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Returns for Class A Shares

Highest Quarterly Return: Third Quarter 2010, 7.26% Lowest Quarterly Return: Third Quarter 2011, -7.47%

Average Annual Total Returns
(for the periods ended December 31, 2014)	Past 1 Year	Past 5 Years	Life of Class A/C/Y (9/30/08)	Life of Class N (5/1/13)
Class A - Return Before Taxes	-2.41%	3.87%	4.04%	-
Return After Taxes on Distributions	-3.93%	2.72%	3.01%	-
Return After Taxes on Distributions and Sale of Fund Shares	-0.71%	2.67%	2.84%	-
Class C - Return Before Taxes	1.76%	4.32%	4.25%	-
Class N - Return Before Taxes	3.77%	-	-	7.10%
Class Y - Return Before Taxes	3.77%	5.36%	5.28%	-
Barclay Fund of Funds Index	2.82%	2.88%	2.06%	4.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual

5

Fund Summary

retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. The Return After Taxes on Distributions and Sale of Fund Shares for the one year period exceeds the Return Before Taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

AlphaSimplex Group, LLC

Investment Subadviser

Reich & Tang Asset Management, LLC

Portfolio Managers

Andrew W. Lo, Chief Investment Strategist of the Adviser, has served as co-portfolio manager of the Fund since 2008.

Alexander D. Healy, Director of Strategic Research of the Adviser, has served as co-portfolio manager of the Fund since 2014.

Peter A. Lee, Senior Research Scientist for the Adviser, has served as co-portfolio manager of the Fund since 2010.

Philippe P. Lüdi, CFA®, Senior Research Scientist for the Adviser, has served as co-portfolio manager of the Fund since 2014.

Robert W. Sinnott, Senior Research Scientist for the Adviser, has served as co-portfolio manager of the Fund since 2014.

Robert S. Rickard, Senior Vice President and head of Portfolio Management and Trading of the Subadviser, has served as co-portfolio manager of the Fund since 2008.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class N Shares

Class N shares of the Fund are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors. Class N shares are also available to fund of funds that are distributed by NGAM Distribution, L.P. (the "Distributor"). There is no minimum initial or subsequent investment for these shares. Please see the section "How to Buy Shares" in the SAI for details.

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

  Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

■

  Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

  Retirement Plans such as 401(a), 401(k) or 457 plans.

■

  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

  Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

6

Fund Summary

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

7

Fund Summary

ASG Global Macro Fund

Investment Goal

The Fund seeks capital appreciation by pursuing long-term positive returns independent of market cycles.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 94 of the Prospectus and on page 122 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None
Redemption fees	None	None	None

*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	1.25%	1.25%	1.25%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses (estimated for the current fiscal year)	0.80%	0.80%	0.80%
Acquired fund fees and expenses (estimated for the current fiscal year)	0.02%	0.02%	0.02%
Total annual fund operating expenses	2.32%	3.07%	2.07%
Fee waiver and/or expense reimbursement [1]	0.60%	0.60%	0.60%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.72%	2.47%	1.47%

[1]

AlphaSimplex Group, LLC ("AlphaSimplex" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.70%, 2.45% and 1.45% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational expenses and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.70%, 2.45% and 1.45% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years
Class A	$740	$1,204
Class C	$350	$892
Class Y	$150	$591

If shares are not redeemed:	1 year	3 years
Class C	$250	$892

8

Fund Summary

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Due to the short-term nature of the Fund's investment portfolio, the Fund does not calculate a portfolio turnover rate.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the Adviser will typically use a variety of derivative instruments, including futures and forward contracts, to achieve long and short exposures to the returns of global developed and emerging market equity and fixed-income securities, indices, currencies and commodities. Emerging markets are economies that the Adviser believes are not generally recognized to be fully developed markets, as measured by gross national income, financial market infrastructure, market capitalization and/or other factors. The Adviser intends to pursue a global macro investment strategy. In general, the term "global macro" refers to a set of investment strategies based upon the analysis and forecast of monetary, political, or other macroeconomic conditions throughout the world. The Adviser will have great flexibility to allocate the Fund's exposure among various securities, indices, currencies, commodities and other instruments; the amount of the Fund's assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. The Fund may also invest in exchange-traded funds ("ETFs") to achieve certain investment exposures. The Fund may have both "short" and "long" exposures within an asset class. A "short" exposure will benefit when the underlying asset decreases in price. A "long" exposure will benefit when the underlying asset increases in price.

The Fund employs an absolute-return oriented investment strategy, which seeks positive returns over time independent of a market index or benchmark (e.g., the S&P 500®). Relative-return strategies, by contrast, seek to outperform a designated market index or benchmark. The Fund may outperform the overall securities market during periods of negative market performance and may underperform during periods of strong market performance.

The Adviser employs a diverse set of proprietary models to identify potential market inefficiencies and investment opportunities across global equity, fixed-income, currency and commodity markets. These models, based on macroeconomic principles such as interest rate trends, global demand for assets, governmental fiscal and monetary policies and other fundamental and systemic factors, have been developed over a number of years and diverse market cycles. The Adviser uses an adaptive portfolio construction process to weight component markets and models within the Fund's portfolio in response to different market environments and regimes. The Adviser believes that the use of these models, combined with active risk management, may allow the Fund to earn a positive expected return over time.

The Adviser will use futures and currency forward positions to manage the annualized volatility of the Fund's overall portfolio. The Adviser currently targets an annualized volatility level of 7.5% or less (as measured by the standard deviation of the Fund's returns). The Fund's actual or realized volatility during certain periods or over time may significantly exceed its target volatility for various reasons, including changes in market levels of volatility and investments in instruments that are inherently volatile. This would increase the risk of investing in the Fund.

Under normal market conditions, it is expected that the Adviser will dedicate up to 25% of the Fund's total assets to initial and variation margin payments relating to the Fund's derivative transactions. The gross notional value of the Fund's derivative investments, however, will generally exceed 25% of the Fund's total assets, and may significantly exceed the total value of the Fund's assets.

The Fund expects that, under normal market conditions, it will invest at least 50% of its total assets in money market and other short-term, high-quality securities (the "Money Market Portion") managed by Reich & Tang Asset Management, LLC ("Reich & Tang" or the "Subadviser"). The Fund may invest less than this percentage in the Money Market Portion and the Adviser will determine the percentage of the Fund's assets that will be invested in the Money Market Portion at any time. The assets allocated to the Money Market Portion will be used primarily to support the Fund's investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity. Although the Fund will invest a significant portion of its assets in money market instruments, the Fund is not a "money market" fund and the value of the Money Market Portion as well as the value of the Fund's shares may decrease. The Fund is not subject to the portfolio quality, maturity and net asset value requirements applicable to money market funds, and the Fund will not seek to maintain a stable net asset value. The Fund will concentrate its investments in the financial services industry, which means it will normally invest at least 25% of its total assets in securities and other obligations (for example, bank certificates of deposit, repurchase agreements and time deposits) of issuers in that industry.

Reich & Tang will only invest the assets of the Money Market Portion in high-quality securities which are denominated in U.S. dollars, and will select securities for investment based on various factors, including the security's maturity and rating. Reich & Tang will invest primarily in: (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities; (ii) securities issued by foreign governments, their political subdivisions, agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements.

9

Fund Summary

Although the Fund does not intend to invest in physical commodities directly, the Fund expects to obtain investment exposure to commodities and commodity-related derivatives by investing in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments (the "Commodity Subsidiary"). Under normal market conditions, it is expected that no more than 10% of the Fund's total assets will be dedicated to initial and variation margin payments relating to these transactions.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance. The Fund's trading in derivatives is active and frequent. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs which reduce fund returns.

The percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Allocation Risk: This is the risk that the Adviser's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures. This is because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.

Commodity Risk: This is the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, currency fluctuations, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Commodity Subsidiary Risk: Investing in the Commodity Subsidiary will indirectly expose the Fund to the risks associated with the Commodity Subsidiary's investments, such as commodity risk. The Commodity Subsidiary is not registered under the Investment Company Act of 1940 (the "1940 Act") and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Commodity Subsidiary, respectively, are organized, could negatively affect the Fund and its shareholders.

Concentrated Investment Risk: The Fund is particularly vulnerable to events affecting companies in the financial services industry because the Fund concentrates its investments in securities and other obligations of issuers in such industry. Examples of risks affecting the financial services industry include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier. As a result, the Fund's shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. The risk associated with investing in the Fund may be increased as compared to a fund that does not concentrate in the financial services industry.

Credit/Counterparty Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter ("OTC") derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments and may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including futures and forward contracts) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to commodities markets, securities markets values, interest rates or currency exchange rates. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund's use of derivatives, such as futures, forward contracts, and other foreign currency transactions and commodity-linked derivatives involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward contracts and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as

10

Fund Summary

expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. There is a risk that the Adviser's use of derivatives, such as futures and forward contracts, to manage the Fund's volatility may be ineffective or may exacerbate losses, for example, if the derivative or the underlying assets decrease in value over time.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole.  In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.  In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them, negatively impacting the performance of the Fund.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.

Issuer Risk: The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Leverage Risk: Use of derivative instruments may involve leverage. Taking short positions in securities results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result. The Adviser utilizes various proprietary quantitative models to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, they may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses.

Market Risk: The market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions. The Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

11

Fund Summary

Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's NAV.

Short Exposure Risk: A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment such as a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover a short position will be available for purchase.

U.S. Government Securities Risk: Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Valuation Risk: This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid.

Risk/Return Bar Chart and Table

Because the Fund has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance.

Management

Investment Adviser

AlphaSimplex Group, LLC

Investment Subadviser

Reich & Tang Asset Management, LLC

Portfolio Managers

Andrew W. Lo, Chief Investment Strategist of the Adviser, has served as co-portfolio manager of the Fund since 2014.

Alexander D. Healy, Director of Strategic Research of the Adviser, has served as co-portfolio manager of the Fund since 2014.

Peter A. Lee, Senior Research Scientist for the Adviser, has served as co-portfolio manager of the Fund since 2014.

Philippe P. Lüdi, CFA®, Senior Research Scientist for the Adviser, has served as co-portfolio manager of the Fund since 2014.

Robert W. Sinnott, Senior Research Scientist for the Adviser, has served as co-portfolio manager of the Fund since 2014.

Robert S. Rickard, Senior Vice President and head of Portfolio Management and Trading of the Subadviser, has served as co-portfolio manager of the Fund since 2014.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

12

Fund Summary

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

   A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

  Other mutual funds, endowments, foundations, bank trust departments or trust companies.

   There is no initial or subsequent investment minimum for:

■

  Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

  Retirement Plans such as 401(a), 401(k) or 457 plans.

■

  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

  Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

13

Fund Summary

ASG Managed Futures Strategy Fund

Investment Goal

The Fund pursues an absolute return strategy that seeks to provide capital appreciation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 94 of the Prospectus and on page 122 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None
Redemption fees	None	None	None

*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	1.25%	1.25%	1.25%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.26%	0.26%	0.26%
Total annual fund operating expenses	1.76%	2.51%	1.51%
Fee waiver and/or expense reimbursement [1]	0.04%	0.04%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.72%	2.47%	1.47%

[1]

AlphaSimplex Group, LLC ("AlphaSimplex" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.70%, 2.45% and 1.45% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.70%, 2.45% and 1.45% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$740	$1,094	$1,471	$2,526
Class C	$350	$778	$1,332	$2,843
Class Y	$150	$473	$820	$1,798

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$250	$778	$1,332	$2,843

14

Fund Summary

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Due to the short-term nature of the Fund's investment portfolio, the Fund does not calculate a portfolio turnover rate.

Investments, Risks and Performance

Principal Investment Strategies

The Fund seeks to generate positive absolute returns over time. Under normal market conditions, AlphaSimplex typically will make extensive use of a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management. These market exposures, which are expected to change over time, may include, for example, exposures to the returns of U.S. and non-U.S. equity and fixed-income securities indices (including both broad- and narrow-based securities indices), currencies and commodities. AlphaSimplex will have great flexibility to allocate the Fund's derivatives exposure among various securities, indices, currencies, commodities and other instruments; the amount of the Fund's assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. AlphaSimplex uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments across time periods of various lengths. AlphaSimplex believes that asset prices may show persistent trending behavior due to a number of behavioral biases among market participants as well as certain risk-management policies that will identify assets to purchase in upward-trending markets and identify assets to sell in downward-trending markets. AlphaSimplex believes that following trends across a widely diversified set of assets, combined with active risk management, may allow it to earn a positive expected return over time. The Fund may have both "short" and "long" exposures within an asset class based upon AlphaSimplex's analysis of multiple time horizons to identify trends in a particular asset class. A "short" exposure will benefit when the underlying asset class decreases in price. A "long" exposure will benefit when the underlying asset class increases in price. AlphaSimplex will scale the notional exposure of the Fund's futures and currency forward positions with the objective of targeting a relatively stable level of annualized volatility for the Fund's overall portfolio. The Adviser currently targets an annualized volatility level of 17% or less (as measured by the standard deviation of the Fund's returns). The Fund's actual or realized volatility during certain periods or over time may materially exceed its target volatility for various reasons, including changes in market levels of volatility and because the Fund's portfolio may include instruments that are inherently volatile. This would increase the risk of investing in the Fund.

Under normal market conditions, it is expected that no more than 25% of the Fund's total assets will be dedicated to initial and variation margin payments relating to the Fund's derivative transactions. The gross notional value of the Fund's derivative investments, however, will generally exceed 25% of the Fund's total assets, and may significantly exceed the total value of the Fund's assets. The Fund expects that under normal market conditions it will invest at least 75% of its total assets in money market and other short-term, high-quality securities (such as bankers' acceptances, certificates of deposit, commercial paper, loan participations, repurchase agreements and time deposits) (the "Money Market Portion") managed by Reich & Tang Asset Management, LLC ("Reich & Tang" or the "Subadviser"), although the Fund may invest less than this percentage. AlphaSimplex will determine the percentage of the Fund's assets that will be invested in the Money Market Portion at any time. The assets allocated to the Money Market Portion will be used primarily to support the Fund's investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity. Although the Fund will invest a significant portion of its assets in money market instruments, the Fund is not a "money market" fund and the value of the Money Market Portion as well as the value of the Fund's shares may decrease. The Fund is not subject to the portfolio quality, maturity and net asset value requirements applicable to money market funds, and the Fund will not seek to maintain a stable net asset value. The Fund will concentrate its investments in the financial services industry, which means it will normally invest at least 25% of its total assets in securities and other obligations (for example, bank certificates of deposit, repurchase agreements and time deposits) of issuers in such industry.

Reich & Tang will only invest the assets of the Money Market Portion in high-quality securities which are denominated in U.S. dollars, and will select securities for investment based on various factors, including the security's maturity and rating. Reich & Tang will invest primarily in: (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Obligations"); (ii) securities issued by foreign governments, their political subdivisions, agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements.

Although the Fund does not intend to invest in physical commodities directly, the Fund expects to obtain investment exposure to commodities and commodity-related derivatives by investing in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments (the "Commodity Subsidiary"). Under normal market conditions, no more than 10% of the Fund's total assets will be dedicated to initial and variation margin payments relating to these transactions.

Although the Fund seeks positive absolute returns over time, it is likely that the Fund's investment returns may be volatile over short periods of time. The Fund may outperform the overall securities market during periods of flat or negative market performance and may underperform during periods of strong market performance. There can be no assurance that the Fund's returns over time or during any period will be positive or that the Fund will outperform the overall security markets over time or during any particular period.

15

Fund Summary

The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance. Due to the short-term nature of the Fund's investment portfolio, the Fund does not calculate a portfolio turnover rate. The Fund's trading in derivatives is active and frequent. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs which reduce fund returns.

The percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Allocation Risk: This is the risk that the Adviser's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures. This is because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.

Commodity Risk: This is the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, currency fluctuations, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Commodity Subsidiary Risk: Investing in the Commodity Subsidiary will indirectly expose the Fund to the risks associated with the Commodity Subsidiary's investments, such as commodity risk. The Commodity Subsidiary is not registered under the Investment Company Act of 1940 (the "1940 Act") and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Commodity Subsidiary, respectively, are organized, could negatively affect the Fund and its shareholders.

Concentrated Investment Risk: The Fund is particularly vulnerable to events affecting companies in the financial services industry because the Fund concentrates its investments in securities and other obligations of issuers in such industry. Examples of risks affecting the financial services industry include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier. As a result, the Fund's shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. The risk associated with investing in the Fund may be increased as compared to a fund that does not concentrate in the financial services industry.

Credit/Counterparty Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter ("OTC") derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments and may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including futures and forward contracts) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund's use of derivatives, such as futures, forward contracts, and other foreign currency transactions and commodity-linked derivatives involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward contracts and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. There is a risk that the Adviser's use of derivatives, such as futures and forward contracts, to manage the Fund's volatility may be ineffective or may exacerbate losses, for example, if the derivative and the underlying assets decrease in value over time.

16

Fund Summary

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole.  In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.  In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them, negatively impacting the performance of the Fund.

Issuer Risk: The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Leverage Risk: Use of derivative instruments may involve leverage. Taking short positions in securities results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result. The Adviser utilizes various proprietary quantitative models to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, they may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses.

Market Risk: The market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions. The Fund's Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

Short Exposure Risk: A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment such as a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover a short position will be available for purchase.

U.S. Government Securities Risk: Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Valuation Risk: This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid.

17

Fund Summary

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year and life-of-fund periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Returns for Class A Shares

Highest Quarterly Return: Fourth Quarter 2014, 9.01% Lowest Quarterly Return: Second Quarter 2012, -6.06%

Average Annual Total Returns		Life of Fund
(for the periods ended December 31, 2014)	Past 1 Year	(7/30/10)
Class A - Return Before Taxes	14.71%	6.22%
Return After Taxes on Distributions	9.63%	4.35%
Return After Taxes on Distributions and Sale of Fund Shares	9.20%	4.17%
Class C - Return Before Taxes	20.01%	6.84%
Class Y - Return Before Taxes	22.21%	7.91%
Newedge Trend Index	19.70%	5.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

AlphaSimplex Group, LLC

Investment Subadviser

Reich & Tang Asset Management, LLC

Portfolio Managers

Andrew W. Lo, Chief Investment Strategist of the Adviser, has served as co-portfolio manager of the Fund since 2010.

Alexander D. Healy, Director of Strategic Research of the Adviser, has served as co-portfolio manager of the Fund since 2014.

Peter A. Lee, Senior Research Scientist for the Adviser, has served as co-portfolio manager of the Fund since 2014.

Philippe P. Lüdi, CFA®, Senior Research Scientist for the Adviser, has served as co-portfolio manager of the Fund since 2014.

Robert W. Sinnott, Senior Research Scientist for the Adviser, has served as co-portfolio manager of the Fund since 2012.

18

Fund Summary

Robert S. Rickard, Senior Vice President and head of Portfolio Management and Trading of the Subadviser, has served as co-portfolio manager of the Fund since 2010.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

   A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

   There is no initial or subsequent investment minimum for:

■

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Retirement Plans such as 401(a), 401(k) or 457 plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

19

Fund Summary

ASG Tactical U.S. Market Fund

Investment Goal

The Fund seeks long-term capital appreciation, with emphasis on the protection of capital during unfavorable market conditions.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 94 of the Prospectus and on page 122 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None
Redemption fees	None	None	None

*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses [1],[2]	0.50%	0.51%	0.51%
Total annual fund operating expenses	1.55%	2.31%	1.31%
Fee waiver and/or expense reimbursement [3]	0.15%	0.16%	0.15%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.40%	2.15%	1.16%

[1]	Other expenses have been restated to reflect current custodian and transfer agency fees for the Fund effective October 1, 2014.

[2]

The expense information shown in the table above includes acquired fund fees and expenses of less than 0.01%; the ratios may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

[3]

AlphaSimplex Group, LLC ("AlphaSimplex" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.40%, 2.15% and 1.15% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Fund's investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.40%, 2.15% and 1.15% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$709	$1,023	$1,358	$2,302
Class C	$318	$706	$1,221	$2,633
Class Y	$118	$400	$704	$1,566

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$218	$706	$1,221	$2,633

20

Fund Summary

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The Fund pursues its investment goal primarily through investments in equity securities that broadly represent the U.S. equities market (including common stocks, preferred stocks and exchange-traded funds ("ETFs") related to equity investments); derivative instruments related to the U.S. equities market (primarily futures contracts on U.S. equity indices); and fixed-income securities (including money market and other short-term or variable-rate, high-quality securities and related ETFs). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments that are tied economically to the U.S. The Adviser considers an investment to be tied economically to the U.S. if the investment is included in an index representative of the U.S., the investment's returns are linked to the performance of such an index, or the investment is exposed to the economic risks and returns of the U.S. The Adviser may use quantitative models to determine when to magnify the Fund's exposure to the U.S. equity market, for example, through the purchase of futures contracts, or, alternatively, when to decrease such exposure, for example, through the sale of futures contracts or through the purchase of ETFs that it believes may effectively hedge equity investments. The Adviser may increase the Fund's exposure to the U.S. equity market to up to 130% of the Fund's total assets when it believes that the risk of loss is justified by potential returns. The Adviser may decrease such exposure to as little as 0% of the Fund's total assets, in an attempt to limit the effects of extreme market drawdowns, when it believes that the risk of loss is not offset by potential returns. Such increases and decreases may lag changes in the market, and there is no guarantee that the Adviser's models will accurately predict market movement. Because the Fund's equity market exposure will often exceed its total assets, it will be subject to increased risk compared to funds that do not leverage their equity market exposure. While this increased exposure to equity investments may magnify the Fund's potential for gains, it also may magnify the potential for loss.  For these reasons, the Fund is intended for long-term investors.

Equity Securities Investments. The equity securities portion of the Fund is managed by NGAM Advisors, L.P. (through its division, Active Investment Advisors) ("NGAM Advisors"), with the exception of any investments in ETFs, which are selected by the Adviser. NGAM Advisors utilizes a proprietary sampling system when deciding which securities to purchase, with the goal of tracking the performance of the large-capitalization U.S. equity market. In an attempt to reduce adverse tax consequences, the portion of the Fund managed by NGAM Advisors may hold securities that are not considered to represent the large-capitalization U.S. equity market, or hold securities in amounts disproportionate to their weights within the large-capitalization U.S. equity market. The portfolio may experience tracking error and is not guaranteed to replicate exactly the large-capitalization U.S. equity market.

Derivative Investments. As discussed above, the Adviser seeks to complement the equity portion of the Fund with investments in derivative instruments intended to enhance return and, during times of significant market decline, mitigate losses. In addition, the Adviser uses futures contracts to manage volatility and adjusts the Fund's exposure to equity investments in times of significantly increased volatility (including, when volatility is more than double the long-term average volatility of the U.S. equity markets). As of March 31, 2015, the long-term average annualized volatility of the U.S. equity markets was 18.1%. The Fund's actual or realized volatility during certain periods or over time may materially exceed its target volatility, for various reasons, including changes in market levels of volatility and because the Fund's portfolio may include instruments that are inherently volatile. The Fund may have both "short" and "long" exposures to equity investments simultaneously. The Fund will benefit from a "short" exposure when equity and equity-related investments decrease in price, and will benefit from a "long" exposure when equity and equity-related investments increase in price.

Fixed-Income Investments. The fixed-income portion of the Fund is managed by Reich & Tang Asset Management, LLC ("Reich & Tang"), with the exception of any investments in ETFs, which are selected by the Adviser. The assets allocated to the fixed-income portion will be used primarily to support the Fund's investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity. The portion of the Fund managed by Reich & Tang will only invest in high-quality securities that are denominated in U.S. dollars, and will select securities for investment based on various factors, including the security's maturity and rating. Reich & Tang will invest primarily in (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities; (ii) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers' acceptances issued by domestic and foreign banks, including domestic or foreign branches or subsidiaries of such banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements.

When buying and selling securities and other instruments for the Fund, and when allocating assets to NGAM Advisors or Reich & Tang, the Adviser may consider: (i) the Adviser's proprietary quantitative models, including the outlook on volatility and market decline; (ii) the Fund's obligations under its various derivative positions; (iii) redemption requests; (iv) yield management; (v) credit management; and (vi) volatility management.

The Fund will concentrate its investments in the financial services industry, which means it will normally invest at least 25% of its total assets in securities and other obligations (for example, bank certificates of deposit) of issuers in such industry.

21

Fund Summary

The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance. The Fund's trading in derivatives is active and frequent. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs that reduce Fund returns.

With the exception of the Fund's 80% policy, the percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time. In accordance with applicable requirements of the Securities and Exchange Commission (the "SEC"), the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Concentrated Investment Risk: The Fund is particularly vulnerable to events affecting companies in the financial services industry because the Fund concentrates its investments in securities and other obligations of issuers in such industry. Examples of risks affecting the financial services industry include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier. As a result, the Fund's shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. The risk associated with investing in the Fund may be increased as compared to a fund that does not concentrate in the financial services industry.

Credit/Counterparty Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter ("OTC") derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including futures contracts) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund's use of derivatives, such as futures contracts involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward contracts and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. There is a risk that the Adviser's use of derivatives, such as futures and forward contracts, to manage the Fund's volatility may be ineffective or may exacerbate losses, for example, if the derivative and the underlying assets decrease in value over time.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole.  In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.

Index/Tracking Error Risk: This is the risk that, to the extent the Fund's principal investment strategies utilize indices, the Fund's performance may not track the performance of such indices. For example, the equity securities in which the Fund invests may not provide investment performance matching the performance of broad-based large capitalization U.S. equity indices. Similarly, changes in the value of the derivatives in which the Fund invests may not correlate perfectly with the underlying assets or indices associated with such derivatives. Moreover, the ETFs in which the Fund invests may not replicate the performance of the indices they track and may, therefore, result in loss to the Fund.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. In addition, an economic downturn or

22

Fund Summary

period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them, negatively impacting the performance of the Fund.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.

Issuer Risk: The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Leverage Risk: Use of derivative instruments may involve leverage. Taking short positions in securities results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk:  A strategy used by the Fund's portfolio managers may fail to produce the intended result. The Adviser utilizes various proprietary quantitative models to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, they may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses.

Market Risk: The market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions. The Fund's Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

Short Exposure Risk: A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment such as a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover a short position will be available for purchase.

U.S. Government Securities Risk: Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Valuation Risk: This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing the Fund's performance in the first full year and by showing how the Fund's average annual returns for the one-year and life-of-fund periods compare to those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

23

Fund Summary

Total Returns for Class A Shares

Highest Quarterly Return: Second Quarter 2014, 6.20% Lowest Quarterly Return: Third Quarter 2014, 1.12%

Average Annual Total Returns		Life of Fund
(for the periods ended December 31, 2014)	Past 1 Year	(9/30/13)
Class A - Return Before Taxes	8.12%	17.29%
Return After Taxes on Distributions	6.16%	14.91%
Return After Taxes on Distributions and Sale of Fund Shares	5.53%	12.70%
Class C - Return Before Taxes	12.88%	22.11%
Class Y - Return Before Taxes	14.92%	23.26%
S&P 500® Index	13.69%	20.01%
Barclay Equity Long/Short Index	2.94%	6.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

AlphaSimplex Group, LLC

Investment Subadvisers

NGAM Advisors, L.P. (through its division, Active Investment Advisors)

Reich & Tang Asset Management, LLC

Portfolio Managers

AlphaSimplex

Andrew W. Lo, Chief Investment Strategist of the Adviser, has served as co-portfolio manager of the Fund since 2013.

Alexander D. Healy, Director of Strategic Research of the Adviser, has served as co-portfolio manager of the Fund since 2013.

Peter A. Lee, Senior Research Scientist for the Adviser, has served as co-portfolio manager of the Fund since 2014.

Philippe P. Lüdi, CFA®, Senior Research Scientist for the Adviser, has served as co-portfolio manager of the Fund since 2014.

Robert W. Sinnott, Senior Research Scientist for the Adviser, has served as co-portfolio manager of the Fund since 2014.

NGAM Advisors

Kevin H. Maeda, Chief Investment Officer for the Active Investment Advisors division of NGAM Advisors, has served as co-portfolio manager of the Fund since 2013.

Serena V. Stone, CFA®, Assistant Vice President for the Active Investment Advisors division of NGAM Advisors, has served as co-portfolio manager of the Fund since 2013.

24

Fund Summary

Reich & Tang

Robert S. Rickard, Senior Vice President and head of Portfolio Management and Trading of Reich & Tang, has served as co-portfolio manager of the Fund since 2013.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

   A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

   There is no initial or subsequent investment minimum for:

■

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Retirement Plans such as 401(a), 401(k) or 457 plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

25

Fund Summary

Gateway Equity Call Premium Fund

Investment Goal

The Fund seeks total return with less risk than U.S. equity markets.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 94 of the Prospectus and on page 122 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None
Redemption fees	None	None	None
*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses [1]	0.52%	0.52%	0.52%
Total annual fund operating expenses	1.42%	2.17%	1.17%
Fee waiver and/or expense reimbursement [2]	0.22%	0.22%	0.22%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%	1.95%	0.95%
[1]	Other expenses have been restated to reflect current custodian and transfer agency fees for the Fund effective October 1, 2014.
[2]

Gateway Investment Advisers, LLC ("Gateway" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.20%, 1.95% and 0.95% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.20%, 1.95% and 0.95% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years
Class A	$690	$978
Class C	$298	$658
Class Y	$97	$350

If shares are not redeemed:	1 year	3 years
Class C	$198	$658

26

Fund Summary

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period September 30, 2014 through December 31, 2014, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities. Equity securities purchased by the Fund may include the following U.S. exchange-listed securities: common stocks; American Depositary Receipts ("ADRs"), which are securities issued by a U.S. bank that represent interests in foreign equity securities; and interests in real estate investment trusts ("REITs"). The Fund ordinarily invests in a broadly diversified equity portfolio, while also writing (selling) index call options with an aggregate notional value approximately equal to the market value of the equity portfolio. Writing index call options is intended to reduce the Fund's volatility and provide steady cash flow. Cash flow from call option writing is intended to be an important source of the Fund's return, although the Fund's option writing activity reduces the Fund's ability to profit from increases in the value of its equity portfolio. The combination of a diversified stock portfolio and the steady cash flow from the sale of index call options is intended to moderate the volatility of returns relative to an all-equity portfolio. The Fund may invest in companies with small, medium or large market capitalizations.

The Fund's combination of a broadly diversified portfolio of common stocks and written index call options is similar to the components of the CBOE S&P 500 BuyWrite Index (the "BXMSM"). The BXMSM is a passive total return index based on (1) buying an S&P 500® stock index portfolio, and (2) writing (selling) the near-term S&P 500® Index "covered" call option. The Fund's more flexible, active option management approach creates the potential for it to achieve higher long-term returns than the BXMSM while exhibiting a similar level of volatility, as defined by standard deviation of returns. The similarities between the BXMSM and the Fund's equity investment strategy are expected to result in the Fund exhibiting a positive correlation to the broad U.S. equity markets similar to that exhibited by the BXMSM.

With its core investment in equities, the Fund is intended to be significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed-income investments and "hybrid investments" (blends of equity and fixed-income securities). Through the use of index options, the Fund intends that its risk management strategy will reduce the volatility inherent in equity investments while also allowing for more participation in equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time.

Purchasing Stocks

The Fund invests in a diversified stock portfolio, generally consisting of approximately 200 to 400 stocks (including ADRs and REITs), designed to support the Fund's index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund's after-tax total return. The Adviser uses a multifactor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 equity securities to construct a portfolio of U.S.-exchange-traded equities that meets the criteria and constraints established by the Adviser. Generally, the Adviser tries to minimize the difference between the performance of the Fund's stock portfolio and the performance of the index or indices underlying the Fund's option strategies while also considering other factors, such as predicted dividend yield. The Adviser monitors this difference and other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. To the extent consistent with the Fund's investment goal, the Adviser may also sell stocks to realize capital losses in an effort to minimize any required capital gain distributions. The Adviser expects the portfolio to generally represent the broad U.S. equity market.

Writing Index Call Options

The Fund continuously writes index call options, typically on broad-based securities market indices, with an aggregate notional value approximately equal to the market value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the "premium") from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the "exercise price") on a certain date in the future (the "expiration date"). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In such a case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.

Other Investments

The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.

27

Fund Summary

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Call Options Risk:  The value of the Fund's positions in index options will fluctuate in response to changes in the value of the underlying index. Writing index call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option-based risk management strategy, and for these and other reasons the Fund's option strategy may not reduce the Fund's volatility to the extent desired.

Correlation Risk: The Fund's ability to manage the volatility of its equity portfolio by writing index call options depends on the correlation between the returns of the equity portfolio and those of the index on which the call options are written. Accordingly, the effectiveness of the Fund's index option-based risk management strategy may be reduced to the extent the performance of the Fund's equity portfolio does not correlate to that of the indices underlying its option positions.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock. Small- and mid-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund's equity portfolio.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

REITs Risk:  Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Risk/Return Bar Chart and Table

Because the Fund has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance.

Management

Investment Adviser

Gateway Investment Advisers, LLC

Portfolio Managers

Daniel M. Ashcraft, CFA®, portfolio manager of the Adviser, has served as co-portfolio manager of the Fund since 2014.

Michael T. Buckius, CFA®, senior vice president and chief investment officer of the Adviser, has served as co-portfolio manager of the Fund since 2014.

Kenneth H. Toft, CFA®, senior vice president and portfolio manager of the Adviser, has served as co-portfolio manager of the Fund since 2014.

28

Fund Summary

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

   A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

   Other mutual funds, endowments, foundations, bank trust departments or trust companies.

   There is no initial or subsequent investment minimum for:

■

   Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

   Retirement Plans such as 401(a), 401(k) or 457 plans.

■

   Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

   Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

   Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

29

Fund Summary

Gateway Fund

Investment Goal

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 94 of the Prospectus and on page 122 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None
Redemption fees	None	None	None

*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	0.63%	0.63%	0.63%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses [1]	0.13%	0.13%	0.13%
Total annual fund operating expenses	1.01%	1.76%	0.76%
Fee waiver and/or expense reimbursement [2]	0.07%	0.06%	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.94%	1.70%	0.70%

[1]	Other expenses have been restated to reflect current custodian and transfer agency fees for the Fund effective October 1, 2014.

[2]

Gateway Investment Advisers, LLC ("Gateway" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 0.94%, 1.70% and 0.70% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.94%, 1.70% and 0.70% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$665	$871	$1,094	$1,734
Class C	$273	$548	$949	$2,068
Class Y	$72	$237	$416	$937

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$173	$548	$949	$2,068

30

Fund Summary

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. Writing index call options reduces the Fund's volatility, provides steady cash flow and is an important source of the Fund's return, although it also reduces the Fund's ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of the stocks constituting the index decrease, and decreases as those stocks increase in price. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. The Fund may invest in companies with small, medium or large market capitalizations. Equity securities purchased by the Fund may include U.S. exchange-listed common stocks, American Depositary Receipts ("ADRs"), which are securities issued by a U.S. bank that represent interests in foreign equity securities, and interests in real estate investment trusts ("REITs").

The Fund strives not only for the majority of the returns associated with equity market investments, but also for returns in excess of those available from other investments comparable in volatility. Because, as described above, the Fund writes index call options and purchases index put options in addition to investing in equity securities, the Fund's historical volatility has been closer to intermediate-to long-term fixed-income investments (intermediate-term are those with approximately five-year maturities and long-term are those with maturities of ten or more years) and hybrid investments (blends of equity and short-term fixed-income securities) than to equity investments. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed-income investments and "hybrid investments" (blends of equity and short-term fixed-income), although the Fund expects to generally have lower long-term returns than a fund consisting solely of equity securities. Through the use of index options, the Fund intends that its risk management strategy will reduce the volatility inherent in equity investments while also allowing for more participation in equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

Purchasing Stocks

The Fund invests in a diversified stock portfolio, generally consisting of approximately 200 to 400 stocks, designed to support the Fund's index option based risk management strategy as efficiently as possible while seeking to enhance the Fund's after tax total return. The Adviser uses a multifactor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 equity securities to construct a portfolio of U.S.-exchange-traded equities that meets criteria and constraints established by the Adviser. Generally, the Adviser tries to minimize the difference between the performance of the stock portfolio and that of the index or indices underlying the Fund's option strategies while also considering other factors, such as predicted dividend yield. The Adviser monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. To the extent consistent with the Fund's investment goal, the Adviser may also sell stocks to realize capital losses in an effort to minimize any required capital gain distributions. The Adviser expects the portfolio to generally represent the broad U.S. equity market.

Writing Index Call Options

The Fund continuously writes index call options, typically on broad-based securities market indices, on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the "premium") from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the "exercise price") on a certain date in the future (the "expiration date"). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.

Purchasing Index Put Options

The Fund may buy index put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. The Fund may not spend at any time more than 5% of its assets to purchase index put options.

31

Fund Summary

Other Investments

The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Correlation Risk: The effectiveness of the Fund's index option-based risk management strategy may be reduced if the performance of the Fund's equity portfolio does not correlate to that of the indices underlying its option positions.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock. Small- and mid-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund's equity portfolio.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Options Risk: The value of the Fund's positions in index options will fluctuate in response to changes in the value of the underlying index. Writing index call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies, and for these and other reasons the Fund's option strategies may not reduce the Fund's volatility to the extent desired.

REITs Risk:  Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare to those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

32

Fund Summary

Total Returns for Class A Shares

Highest Quarterly Return: Second Quarter 2009, 6.06% Lowest Quarterly Return: Fourth Quarter 2008, -11.15%

Average Annual Total Returns
(for the periods ended December 31, 2014)	Past 1 Year	Past 5 Years	Past 10 Years
Class A - Return Before Taxes	-2.62%	3.56%	3.12%
Return After Taxes on Distributions	-2.91%	3.28%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	-1.24%	2.81%	2.41%
Class C - Return Before Taxes	1.58%	4.00%	2.95%
Class Y - Return Before Taxes	3.58%	5.05%	3.90%
S&P 500® Index	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%

The returns shown in the bar chart and the table for periods before February 15, 2008 (February 19, 2008 for Class C shares) is that of the Fund's predecessor (the "Gateway Predecessor Fund"), restated to reflect the expenses and sales loads of Class A and Class C shares. For the Class Y shares, the returns shown in the table for periods before February 19, 2008 are those of the Gateway Predecessor Fund and reflects the higher net expenses of the Gateway Predecessor Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. The Return After Taxes on Distributions and Sale of Fund Shares for the one year period exceeds the Return Before Taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

Gateway Investment Advisers, LLC

Portfolio Managers

Paul R. Stewart, CFA®, president and CEO of the Adviser, has served as co-portfolio manager of the Fund (including the Gateway Predecessor Fund) since 2006.

Michael T. Buckius, CFA®, senior vice president and chief investment officer of the Adviser, has served as co-portfolio manager of the Fund since 2008.

Kenneth H. Toft, CFA®, senior vice president and portfolio manager of the Adviser, has served as co-portfolio manager of the Fund since 2013.

33

Fund Summary

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

   A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

   There is no initial or subsequent investment minimum for:

■

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Retirement Plans such as 401(a), 401(k) or 457 plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

34

Fund Summary

Loomis Sayles Strategic Alpha Fund

Investment Goal

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 94 of the Prospectus and on page 122 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None
Redemption fees	None	None	None

*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses [1]	0.15%	0.15%	0.16%
Total annual fund operating expenses	1.10%	1.85%	0.86%
Fee waiver and/or expense reimbursement [2]	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.10%	1.85%	0.86%

[1]

The expense information shown in the table above includes acquired fund fees and expenses of less than 0.01%; the ratios may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

[2]

Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.30%, 2.05% and 1.05% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.30%, 2.05% and 1.05% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$557	$784	$1,029	$1,730
Class C	$288	$582	$1,001	$2,169
Class Y	$88	$274	$477	$1,061

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$188	$582	$1,001	$2,169

35

Fund Summary

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 87% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The Fund has an absolute total return investment objective, which means that it is not managed relative to an index and that it attempts to achieve positive total returns over a full market cycle. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies to mitigate downside risk. The Fund may invest up to 100% of its total assets in below investment grade fixed-income securities (also known as "junk bonds") and derivatives that have returns related to the returns on below investment grade fixed-income securities, although it is expected that, under normal market conditions, the Fund's net exposure (i.e., long exposures obtained through direct investments in securities and in derivatives minus short exposures obtained through derivatives) to below investment grade fixed-income assets generally will not exceed 50% of the Fund's total assets. Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody's Investors Service, Inc. ("Moody's"), Fitch Investor Services, Inc. ("Fitch") or Standard & Poor's Ratings Group ("S&P") have rated the securities in one of their respective top four ratings categories). Under normal market conditions, the Fund also may invest up to 50% of its total assets in investments denominated in non-U.S. currencies and related derivatives, including up to 20% in investments denominated in emerging market currencies and related derivatives. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of derivative instruments. The Fund defines an "emerging market currency" as a currency of a country that carries a sovereign debt quality rating that is rated below investment grade by either S&P or Moody's, or is unrated by both S&P and Moody's. Currency positions that are intended to hedge the Fund's non-U.S. currency exposure (i.e., currency positions that are not made for investment purposes) will offset positions in the same currency that are made for investment purposes when calculating the limitation on investments in non-U.S. and emerging market currency investments because the Fund believes that hedging a currency position is likely to negate some or all of the currency risk associated with the original currency position. The Fund does not have limits on the duration of its portfolio, and the Fund's duration will change over time. The Fund also may invest in preferred stocks.

In selecting investments for the Fund, the Adviser develops long-term portfolio themes driven by macro-economic indicators. These include global economic trends, demographic trends and labor supply, analysis of global capital flows and assessments of geopolitical factors. The Adviser then develops shorter-term portfolio strategies based on factors including, but not limited to, economic, credit and Federal Reserve cycles, and top-down sector valuations and bottom-up security valuations. The Adviser seeks to actively manage risk, with a focus on managing the Fund's exposure to credit, interest rate and currency risks in relation to the market. Additionally, the portfolio managers will use risk management tools, such as models that evaluate risk correlation to various market factors or asset classes, to seek to manage risk on an ongoing basis. The portfolio management team expects to actively evaluate each investment idea and to decide to buy or sell an investment based upon: (i) its return potential; (ii) its level of risk; and (iii) its fit within the team's overall macro strategy, with the goal of continually optimizing the Fund's portfolio.

The Adviser currently targets an annualized volatility range of 4% to 6% (as measured by the standard deviation of the Fund's returns). The Fund's actual or realized volatility during certain periods or over time may materially exceed or be lower than its target volatility range for various reasons, including changes in market levels of volatility and because the Fund's portfolio may include instruments that are inherently volatile. This would increase the risk of investing in the Fund.

The Fund will pursue its investment goal by obtaining long investment exposures through investments in securities and derivatives and short investment exposures substantially through derivatives. A "long" investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A "short" investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The value of the Fund's long and short investment exposures may, at times, each reach 100% of the assets invested in the Fund (excluding instruments primarily used for duration management or yield curve management and short-term investments (such as cash and money market instruments)), although these exposures may be higher or lower at any given time.

Fixed-Income Investments. In connection with its principal investment strategies, the Fund may invest in a broad range of U.S. and non-U.S. fixed-income securities, including, but not limited to, corporate bonds, municipal securities, U.S. and non-U.S. government securities (including their agencies, instrumentalities and sponsored entities), securities of supranational entities, emerging market securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, other mortgage-related securities (such as adjustable rate mortgage securities), asset-backed securities, bank loans, convertible bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), real estate investment trusts ("REITs"), zero-coupon securities, step coupon securities, pay-in-kind ("PIK") securities, inflation-linked bonds, variable and floating rate securities, private placements and commercial paper.

36

Fund Summary

Non-U.S. Currency Investments. Under normal market conditions, the Fund may engage in a broad range of transactions involving non-U.S. and emerging market currencies, including, but not limited to, purchasing and selling forward currency exchange contracts in non-U.S. or emerging market currencies, investing in non-U.S. currency futures contracts, investing in options on non-U.S. currencies and non-U.S. currency futures, investing in cross-currency instruments (such as swaps), investing directly in non-U.S. currencies and investing in securities denominated in non-U.S. currencies. The Fund may engage in non-U.S. currency transactions for investment or for hedging purposes.

Derivative Investments. For investment and hedging purposes, the Fund may invest substantially in a broad range of derivatives instruments and sometimes the majority of its investment returns will derive from its derivative investments. These derivative instruments include, but are not limited to, futures contracts (such as treasury futures and index futures), forward contracts, options (such as options on futures contracts, options on securities, interest rate/bond options, currency options, options on swaps and over-the-counter ("OTC") options), warrants (such as non-U.S. currency warrants) and swap transactions (such as interest rate swaps, total return swaps and index swaps). In addition, the Fund may invest in credit derivative products that may be used to manage default risk and credit exposure. Examples of such products include, but are not limited to, credit default swap index products (such as LCDX, CMBX and ABX index products), single name credit default swaps, loan credit default swaps and asset-backed credit default swaps. The Fund may, at times, invest substantially all of its assets in derivatives and securities used to support its obligations under those derivatives. The Fund's strategy may be highly dependent on the use of derivatives, and to the extent that they become unavailable or unattractive the Fund may be unable to fully implement its investment strategy.

Equity Investments. In connection with its principal investment strategies, the Fund may invest in preferred stocks and convertible preferred stocks. The Fund is non-diversified, which means it may invest a greater portion of its assets in a particular issuer and may invest in fewer issuers. Because the Fund may invest in the securities of fewer issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

The Fund expects to engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance.

The percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time. In addition, when calculating these exposures, the Fund may use the market value, the notional value, an adjusted notional value or some other measure of the value of a derivative in order to reflect what the Adviser believes to be the most accurate assessment of the Fund's real economic exposure. The total notional value of the Fund's derivative instruments may significantly exceed the total value of the Fund's assets.

Although the Fund seeks positive total returns over time, the Fund's investment returns may be volatile over short periods of time. The Fund may outperform the overall securities market during periods of flat or negative performance and may underperform during periods of strong market performance. There can be no assurance that the Fund's returns over time or during any period will be positive.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Agency Securities Risk: Agency securities are subject to fixed-income securities risk. Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities.

Below Investment Grade Fixed-Income Securities Risk: The Fund's investments in below investment grade fixed-income securities, also known as "junk bonds," may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.

Credit/Counterparty Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter ("OTC") derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments and may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The Advisor may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including futures contracts, forward contracts, options, warrants and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that

37

Fund Summary

the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund's use of derivatives, such as futures, forward contracts, options, warrants, foreign currency transactions, swaps and credit default swaps, involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward contracts, swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. There is a risk that the Adviser's use of derivatives, such as futures and forward contracts, to manage the Fund's volatility may be ineffective or may exacerbate losses, for example, if the derivative and the underlying assets decrease in value over time.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk: The value of the Fund's investments in preferred stocks could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities may be more illiquid than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Because the Fund seeks positive returns that exceed the rate of inflation over time, if the portfolio managers' inflation forecasts are incorrect, the Fund may be more severely impacted than other funds.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of zero-coupon and pay-in-kind ("PIK") bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them, negatively impacting the performance of the Fund.

Issuer Risk: The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Leverage Risk: Use of derivative instruments may involve leverage. Taking short positions in stocks also results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready

38

Fund Summary

purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result. The Fund's Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

Market Risk: The market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions. The Fund's Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's NAV.

Short Exposure Risk: A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment such as a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover a short position will be available for purchase.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year and life-of-fund periods compare to those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Returns for Class A Shares

Highest Quarterly Return: First Quarter 2012, 5.43% Lowest Quarterly Return: Third Quarter 2011, -4.69%

39

Fund Summary

Average Annual Total Returns		Life of Fund
(for the periods ended December 31, 2014)	Past 1 Year	(12/15/10)
Class A - Return Before Taxes	-2.32%	1.63%
Return After Taxes on Distributions	-3.60%	0.57%
Return After Taxes on Distributions and Sale of Fund Shares	-1.25%	0.85%
Class C - Return Before Taxes	0.48%	2.00%
Class Y - Return Before Taxes	2.52%	3.03%
3-month London Interbank Offered Rate (LIBOR)	0.23%	0.32%
3-month LIBOR +300 basis points	3.28%	3.38%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. The Return After Taxes on Distributions and Sale of Fund Shares for the one-year period exceeds the Return Before Taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Matthew J. Eagan, CFA®, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2010.

Kevin P. Kearns, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2010.

Todd P. Vandam, CFA®, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2010.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

   A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

   There is no initial or subsequent investment minimum for:

■

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Retirement Plans such as 401(a), 401(k) or 457 plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

40

Fund Summary

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

41

Fund Summary

McDonnell Intermediate Municipal Bond Fund

Investment Goal

The Fund seeks a high level of federal tax-exempt current income, consistent with the preservation of capital.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 94 of the Prospectus and on page 122 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.50%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None
Redemption fees	None	None	None

*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	0.40%	0.40%	0.40%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses [1]	0.58%	0.61%	0.59%
Total annual fund operating expenses	1.23%	2.01%	0.99%
Fee waiver and/or expense reimbursement [2]	0.43%	0.46%	0.44%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.80%	1.55%	0.55%

[1]	Other expenses have been restated to reflect current custodian and transfer agency fees for the Fund effective October 1, 2014.

[2]

The Fund's investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 0.80%, 1.55% and 0.55% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Fund's investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.80%, 1.55% and 0.55% of the Fund's average daily net assets for Class A, Class C and Class Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$429	$686	$962	$1,750
Class C	$258	$586	$1,040	$2,301
Class Y	$56	$271	$504	$1,173

42

Fund Summary

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$158	$586	$1,040	$2,301

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in municipal securities that pay interest exempt from federal income taxes. Municipal securities are debt instruments typically issued by or on behalf of state and local governments, territories or possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities and may include general obligation, revenue and private activity bonds and notes. In addition, the Fund may invest up to 20% of its assets in securities that pay interest subject to federal income taxation. The Fund may invest up to 20% of its assets in debt securities subject to the federal alternative minimum tax. The Fund's investments may include securities issued by the U.S. government, its agencies and instrumentalities and corporate debt securities. The Fund will invest primarily in investment grade fixed-income securities. "Investment grade" securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc. ("Fitch") or Standard and Poor's Ratings Group ("S&P")), or, if unrated, are determined by McDonnell Investment Management, LLC ("McDonnell" or the "Subadviser") to be of comparable quality. The Subadviser considers pre-refunded bonds and municipal securities escrowed to maturity using U.S. Treasury securities or U.S. government agency securities to be investment grade securities, regardless of rating. The Fund may also invest up to 10% of its assets in securities that are not investment grade (commonly known as "junk bonds"). Under normal circumstances, the dollar-weighted average maturity of the Fund's portfolio is expected to be between 3 and 10 years although the Fund may invest in securities of any maturity.

The portfolio management team seeks to build a portfolio based on a number of factors including sector, duration and maturity distribution, yield, expected return, credit momentum outlook (sector and security level), credit quality, security structure, issue size and liquidity. Through the use of quantitative and fundamental analysis, the pool of possible portfolio investments is screened using these factors to arrive at a narrower universe of securities that the Subadviser believes are suitable for the Fund's portfolio.

Potential investments are also subject to a portfolio risk assessment that may include the following:

■

Determining the ability of creditors to fully repay debt obligations in a timely manner.

■

Use of a wide variety of internal and external quantitative and analytical and informational sources to assess likelihood of repayment.

■

Monitoring rating agency and third party surveillance sources with an emphasis on core holdings.

The Subadviser may sell a security for a variety of reasons, including duration management, yield curve positioning, sector rotation, a change in credit momentum outlook or if more attractive investment opportunities are identified.

The Fund may also:

■

Invest in when-issued securities and securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities").

■

Enter into futures transactions for hedging and investment purposes.

■

Invest in other investment companies to the extent permitted by the Investment Company Act of 1940.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Below Investment Grade Fixed-Income Securities Risk: The Fund's investments in below investment grade fixed-income securities, also known as "junk bonds," may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.

Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including options, foreign currency transactions, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee

43

Fund Summary

that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund's use of derivatives, such as futures transactions, involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Fixed-Income Securities Risk:  Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. Rule 144A securities may be more illiquid than other fixed-income securities.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.  In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them, negatively impacting the performance of the Fund.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies in which it invests in addition to its own expenses.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Municipal Securities Risk: Municipal bonds are investments issued by states, cities, public authorities or political subdivisions to raise money for public purposes, including general obligation bonds and revenue obligations. Municipal securities are subject to information risk, liquidity risk, credit risk and the risks that economic, political, fiscal or regulatory events, legislative changes and the enforceability of rights of municipal bond holders could adversely affect the values of municipal bonds. Municipal obligations may be susceptible to downgrades or defaults during recessions or similar periods of economic stress and insolvent municipalities may file for bankruptcy, which could significantly affect the rights of creditors and the value of the municipal securities. In addition, if the municipal securities held by the Fund fail to meet certain legal requirements allowing interest distributed from such securities to be tax-exempt, the interest received and distributed to shareholders by the Fund may be taxable.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year and Life-of-Fund periods compare to a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

44

Fund Summary

Total Returns for Class A Shares

Highest Quarterly Return: First Quarter 2014, 1.99% Lowest Quarterly Return: Second Quarter 2013, -2.97%

Average Annual Total Returns		Life of Fund
(for the periods ended December 31, 2014)	Past 1 Year	(12/31/12)
Class A - Return Before Taxes	2.33%	-0.18%
Return After Taxes on Distributions	2.33%	-0.18%
Return After Taxes on Distributions and Sale of Fund Shares	1.84%	0.10%
Class C - Return Before Taxes	4.18%	0.83%
Class Y - Return Before Taxes	6.36%	1.93%
Barclays 3-15 Year Blend Municipal Bond Index	6.96%	2.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. The Return After Taxes on Distributions and Sale of Fund Shares for the Life-of-Fund period exceeds the Return Before Taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

NGAM Advisors, L.P. ("NGAM Advisors")

Investment Subadviser

McDonnell Investment Management, LLC

Portfolio Managers

Dawn Mangerson, Vice President and Senior Portfolio Manager of McDonnell, has served as co-portfolio manager of the Fund since 2012.

James Grabovac, CFA®, Managing Director and Senior Portfolio Manager of McDonnell, has served as co-portfolio manager of the Fund since 2012.

Lawrence Jones, Portfolio Manager of McDonnell, has served as co-portfolio manager of the Fund since 2012.

Steve Wlodarski, CFA®, Managing Director of Municipal Portfolio Management of McDonnell, has served as co-portfolio manager of the Fund since 2012.

45

Fund Summary

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

   A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

   Other mutual funds, endowments, foundations, bank trust departments or trust companies.

   There is no initial or subsequent investment minimum for:

■

   Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

   Retirement Plans such as 401(a), 401(k) or 457 plans.

■

   Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

   Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

   Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

The Fund intends to distribute exempt-interest dividends, which are exempt from federal income tax. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. Also, a portion of the Fund's distributions may not qualify as exempt-interest dividends; rather, such portion will generally be taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

46

Fund Summary

SeeyondSMMulti-Asset Allocation Fund

Investment Goal

The Fund seeks long-term growth of capital by investing in a range of securities and asset classes across global markets.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 94 of the Prospectus and on page 122 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None
Redemption fees	None	None	None
*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses (estimated for the current fiscal year)	0.34%	0.34%	0.34%
Acquired fund fees and expenses (estimated for the current fiscal year)	0.05%	0.05%	0.05%
Total annual fund operating expenses	1.49%	2.24%	1.24%
Fee waiver and/or expense reimbursement [1]	0.14%	0.14%	0.14%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.35%	2.10%	1.10%
[1]

Natixis Asset Management U.S., LLC ("Natixis AM US" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.30%, 2.05% and 1.05% of the Fund's average daily net assets for Class A, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.30%, 2.05% and 1.05% of the Fund's average daily net assets for Class A, C and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years
Class A	$705	$1,006
Class C	$313	$687
Class Y	$112	$380

If shares are not redeemed:	1 year	3 years
Class C	$213	$687

47

Fund Summary

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period July 23, 2014 through December 31, 2014, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The Fund will typically seek exposure to a combination of four asset classes: equity, fixed-income, currency and volatility. In seeking exposure to these asset classes, the Fund expects that it will use, among other instruments, a variety of listed and other liquid derivative instruments.  The Fund's equity exposure typically will be obtained through investments in broad, equity index listed futures, equity index options, options on futures and exchange-traded funds ("ETFs"). The Fund's fixed-income exposure may consist of, but is not limited to, U.S. and non-U.S. government bonds, listed bond futures, options on futures and fixed-income ETFs. The Fund's currency exposure typically will be obtained through investments in non-dollar denominated investments, futures and forward foreign currency contracts. The Fund's exposure to volatility assets will result from both "long" and "short" positions in futures and options, such as futures contracts based on the Chicago Board Options Exchange Volatility Index (the "VIX"), listed equity index options, options on futures and equity index futures. The Fund may take both long and short exposures to these asset classes.  A "short" exposure will benefit when the underlying asset class decreases in price.  A "long" exposure will benefit when the underlying asset class increases in price.  For cash management purposes, the Fund may also invest in short-term money market instruments including, but not limited to, U.S. and non-U.S. treasury bills, certificates of deposit and commercial paper. These markets include, but are not limited to, Europe, the U.S., Asia and emerging markets.

The Adviser believes that a diversified asset allocation strategy can benefit from an explicit allocation to volatility as an asset class. This approach can offer several benefits over a traditional asset allocation portfolio, as volatility tends to have its own unique return and risk characteristics. The Adviser's research suggests that implied volatility exposure can be a complement to equity and fixed-income investments because it has the potential either to provide a diversified source of return or to mitigate risk. Implied volatility refers to the estimated volatility of a security's price derived from option pricing. In particular, increasing equity market volatility has typically been associated with periods of market and macroeconomic uncertainty. As such, long exposure to equity volatility during those periods can offer an attractive risk-reward profile compared to other asset classes. For example, the Adviser may buy VIX futures contracts or purchase index put options when volatility is low or expected to rise, thus offering a potential hedge against an equity market downturn. Conversely, when equity market volatility is high or expected to decline, "selling" volatility may provide a diversified source of return, which can be uncorrelated with fixed-income investments. For example, the Adviser may sell VIX futures contracts or sell index put options when volatility is high or expected to decline in an effort to earn a premium.

The Adviser's investment process relies on various proprietary indicators in addition to the experience and judgment of the portfolio management team when determining asset allocation. The strategy's fundamental indicators integrate macroeconomic characteristics (such as growth and inflation) and microeconomic characteristics (such as earnings and valuations), along with momentum indicators, which rely on, for example, moving averages to identify structural market trends with a view towards replicating the behavior of a rational investor.  In addition, the portfolio management team takes into account independent research and analysis (on topics such as news flow, central bank policy, and market flows) to identify short-term opportunities, to identify scenarios that might not yet be reflected within the quantitative indicators and to adapt the portfolio to unexpected events. The strategy seeks to identify and to exploit market trends over time, thereby generating value through asset allocation, rather than through individual security selection. The Adviser utilizes quantitative indicators that assess the movement, level and cost of investing in volatility, in addition to the qualitative judgment and experience of the portfolio management team.

The Fund's portfolio construction begins with the goal of allocating risk efficiently. The Fund's exposures are defined individually, by each market, with a view towards constructing positions independently from one another. The Adviser uses risk budgeting techniques, involving an assessment of risk for each individual market, in order to gauge the overall portfolio risk and manage position sizes versus a blended benchmark of 60% global stocks and 40% global bonds. The Adviser will maintain flexibility in allocating capital across different asset classes and will rely heavily on derivatives to implement its strategies.  The gross notional value of the Fund's derivative investments may significantly exceed the total value of the Fund's assets.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified fund.

The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance. The Fund's trading in derivatives is active and frequent, which, like active and frequent trading of securities, will result in transaction costs that reduce Fund returns.

48

Fund Summary

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Agency Securities Risk: Agency securities are subject to fixed-income securities risk. Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities.

Allocation and Correlation Risk: This is the risk that the Adviser's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures. This is because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.

Below Investment Grade Fixed-Income Securities Risk: The Fund's investments in below investment grade fixed-income securities, also known as "junk bonds," may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.

Credit/Counterparty Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearinghouse, are not available in connection with over-the-counter ("OTC") derivatives transactions, such as foreign currency transactions. As a result, when the Fund enters into OTC derivative transactions, such as foreign currency transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains. Additionally, when the Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments and may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including futures, forward contracts, foreign currency transactions and options) are subject to changes in the value of the underlying assets or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund's use of derivatives, such as futures, forward contracts, foreign currency transactions and options, involves other risks, such as the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk, credit risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations.  Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities may be more illiquid than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.

49

Fund Summary

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Because the Fund seeks positive returns that exceed the rate of inflation over time, if the portfolio managers' inflation forecasts are incorrect, the Fund may be more severely impacted than other funds.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of zero-coupon and pay-in-kind ("PIK") bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them, negatively impacting the performance of the Fund.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.

Issuer Risk: The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Leverage Risk: Use of derivative instruments may involve leverage. Taking short positions in stocks also results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from transacting in these illiquid investments at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline.  Illiquid investments also may be difficult to value.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions. The Fund's Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's NAV.

Short Exposure Risk: A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment such as a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that the Fund will be able to cover its short positions.

Tax Risk: The Fund expects to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. The tax treatment of certain derivative instruments for purposes of the qualification tests applicable to regulated investment companies is unclear and could be subject to an interpretation by the Internal Revenue Service bearing adversely on the Fund's ability to qualify as a regulated investment company, or an adverse court decision. Therefore, the use of such derivative instruments could be limited or could impair the Fund's ability to qualify as a regulated investment company.

U.S. Government Securities Risk: Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate

50

Fund Summary

repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Valuation Risk: This is the risk that the Fund has valued certain instruments at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid.

Volatility Risk: The success of the Fund's volatility management strategy is subject to the Adviser's ability to forecast volatility in an accurate and timely manner. The Adviser's volatility forecasts may be incorrect, and the allocation changes made by the Adviser in response to volatility forecasts may not achieve the intended effect. Volatility management techniques may result in periods of underperformance, may limit the Fund's ability to participate in rising markets and may increase transaction costs. The Fund's performance may be lower than similar funds that do not use a volatility management strategy.

Risk/Return Bar Chart and Table

Because the Fund has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance.

Management

Investment Adviser

Natixis Asset Management U.S., LLC ("Natixis AM US")

Portfolio Managers

Simon Aninat has served as portfolio manager of the Fund since 2014.

Frédéric Babu has served as senior portfolio manager of the Fund since 2014.

Stéphanie Bigou has served as senior portfolio manager of the Fund since 2014.

Jonathan M. Birtwell has served as associate portfolio manager of the Fund since 2014.

Didier Jauneaux has served as senior portfolio manager of the Fund since 2014.

Frank Trividic has served as senior portfolio manager of the Fund since 2014.

Yufeng Xie has served as portfolio manager of the Fund since 2014.

Ms. Bigou and Messrs. Aninat, Jauneaux, Trividic and Xie are employees of Natixis Asset Management ("NAM"), the parent of Natixis AM US, and provide portfolio management through a personnel-sharing arrangement between NAM and Natixis AM US. All of the portfolio managers are a part of Seeyond, a global investment unit of the Natixis Asset Management organization.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$500	$100

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

  Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

51

Fund Summary

■

  Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

  Retirement Plans such as 401(a), 401(k) or 457 plans.

■

  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

  Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Investment Goals, Strategies and Risks

More Information About the Funds

ASG Global Alternatives Fund

Investment Goal

The Fund pursues an absolute return strategy that seeks to provide capital appreciation consistent with the risk-return characteristics of a diversified portfolio of hedge funds. The secondary goal of the Fund is to achieve these returns with less volatility than major equity indices. The investment goals are non-fundamental and may be changed without shareholder approval.  The Fund will provide 60 days' prior notice to shareholders before changing the investment goals.

Principal Investment Strategies

The Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, the Adviser typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds.

The Fund seeks to generate absolute returns over time rather than track the performance of any particular index of hedge fund returns. In selecting investments for the Fund, the Adviser uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. These market exposures may include, for example, exposures to the returns of stocks, fixed-income securities (including U.S. and non-U.S. government securities), currencies and commodities. In estimating these market exposures, the Adviser analyzes the returns of hedge funds included in one or more commercially available databases selected by the Adviser (for example, the Lipper TASS hedge fund database), and seeks to use a variety of derivative instruments to capture such exposures in the aggregate while adding value through dynamic allocation among market exposures and volatility management. The Adviser will have great flexibility to allocate the Fund's derivatives exposure among various securities, indices, currencies, commodities and other instruments; the amount of the Fund's assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. When buying and selling securities and other instruments for the Fund, and in determining the amount of assets to be allocated to the Money Market Portion (as defined below), the Adviser also may consider other factors, such as: (i) the Fund's obligations under its various derivative positions; (ii) redemption requests; (iii) yield management; (iv) credit management; and (v) volatility management. The Fund will not invest directly in hedge funds. The Fund may invest in non-U.S. securities and instruments and securities and instruments traded outside the United States, and expects to engage in non-U.S. currency transactions.

The Adviser currently targets an annualized volatility level of 9% or less (as measured by the standard deviation of the Fund's returns). The Fund's actual or realized volatility during certain periods or over time may materially exceed its target volatility for various reasons, including changes in market levels of volatility and because the Fund's portfolio may include instruments that are inherently volatile. This would increase the risk of investing in the Fund.

Under normal market conditions, it is expected that no more than 25% of the Fund's total assets will be dedicated to initial and variation margin payments relating to the Fund's derivative transactions. The gross notional value of the Fund's derivative investments, however, will generally exceed 25% of the Fund's assets, and may significantly exceed the total value of the Fund's assets. The Fund expects that under normal market conditions it will invest at least 75% of its total assets in money market and other short-term, high-quality securities (the "Money Market Portion") managed by Reich & Tang Asset Management, LLC ("Reich & Tang" or the "Subadviser"), although the Fund may invest less than this percentage. The Adviser will determine the percentage of the Fund's assets that will be invested in the Money Market Portion at any time. The assets allocated to the Money Market Portion will be used primarily to finance the Fund's investments in derivatives and similar instruments and, secondarily, to provide the Fund with incremental income and liquidity. Although the Fund will invest a significant portion of its assets in money market instruments, the Fund is not a "money market" fund and the value of the Money Market Portion as well as the value of the Fund's shares may decrease. The Fund is not subject to the portfolio quality, maturity and net asset value requirements applicable to money market funds, and the Fund will not seek to maintain a stable net asset value.

The Subadviser will only invest the assets of the Money Market Portion in high-quality securities which are denominated in U.S. dollars, and will select securities for investment based on various factors, including the security's maturity and rating. The Subadviser will invest primarily in: (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Obligations"); (ii) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements.

Although the Fund does not intend to invest in physical commodities directly, the Fund expects to obtain investment exposure to commodities and commodity-related derivatives through a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments (the "Commodity Subsidiary"). Under normal market conditions, no more than 10% of the Fund's total assets will be dedicated to initial and variation margin payments relating to these transactions.

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Investment Goals, Strategies and Risks

The Fund will concentrate its investments in the financial services industry, which means it will normally invest at least 25% of its total assets in securities and other obligations (for example, bank certificates of deposit) of issuers in such industry. The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance. Due to the short-term nature of the Fund's investment portfolio, the Fund does not calculate a portfolio turnover rate. The Fund's trading in derivatives is active and frequent. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs which reduce fund returns.

The percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Investment Risks." The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities and other instruments or engagement in various practices.  Because of the Fund's extensive use of derivative instruments, the Fund will be subject to many of the risks below indirectly through its derivative transactions rather than directly through investment in the actual securities themselves.  For example, to the extent the Fund enters into a futures contract on an equity index, the Fund will be subject to "equity securities" risk.

Allocation Risk

This is the risk that the Adviser's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures. This is because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.

Commodity Risk

This is the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, currency fluctuations or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Commodity Subsidiary Risk

Investing in a wholly-owned commodity subsidiary organized under the laws of a non-U.S. jurisdiction, such as the Commodity Subsidiary, will indirectly expose the Fund to the risks associated with the Commodity Subsidiary's investments. The Commodity Subsidiary is not registered under the 1940 Act, and unless otherwise noted, is not subject to all of the investor protections of the 1940 Act. In monitoring compliance with its investment restrictions, the Fund will consider the assets of the Commodity Subsidiary to be assets of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Commodity Subsidiary, respectively, are organized, could negatively affect the Fund and its shareholders. For example, the Cayman Islands do not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Commodity Subsidiary. If Cayman Islands law changes such that the Commodity Subsidiary is required to pay Cayman Islands taxes, the Fund's shareholders may suffer decreased investment returns.

Concentrated Investment Risk

The Fund is particularly vulnerable to events affecting companies in the financial services industry because the Fund concentrates its investments in securities and other obligations of issuers in such industry. Examples of risks affecting the financial services industry include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier. As a result, the Fund's shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. The financial services industry has recently experienced high volatility and a number of issuer failures and the value of many of these securities has significantly declined. As a result, the risk associated with investing in the Fund may be increased as compared to a fund that does not concentrate in the financial services industry.

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Investment Goals, Strategies and Risks

Credit/Counterparty Risk

Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions.  Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions, such as foreign currency transactions.  As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains. Additionally, when the Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction.

Currency Risk

Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments and may invest in securities or other instruments denominated, or receive revenues in, foreign currencies. The market for some or all currencies may from time to time have low trading volume and become illiquid, which may prevent the Fund from effecting a position or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk

As described herein and in the SAI, the use of derivative instruments (such as those in which the Fund may invest, including futures and forward contracts) involves special risks. Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. The Fund's use of derivatives involves other risks, such as the credit and counterparty risk relating to a broker, futures commission merchant or other party to a derivative contract (which is greater for over-the-counter-traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with relevant assets, rates or indices, liquidity risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. When used, derivatives may affect the amount, timing or character of tax distributions payable to, and thus taxes payable by, shareholders.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments.  Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk

Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. Below investment grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S.

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Investment Goals, Strategies and Risks

companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund's non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments may also cause the value of the Fund's non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund's return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Hedge Fund Risk

Hedge funds are typically unregulated private investment pools available only to sophisticated investors. They are often illiquid and highly leveraged. Although the Fund will not invest directly in hedge funds, because the Fund's investments are intended to provide exposure to the factors that drive hedge fund returns, an investment in the Fund will be subject to many of the same risks associated with an investment in a diversified portfolio of hedge funds. Therefore, the Fund's performance may be lower than the returns of the broader stock market and the Fund's net asset value may fluctuate substantially over time.

Index/Tracking Error Risk

Although the Fund does not seek to track any particular index, the Fund seeks to analyze the factors that drive hedge fund returns, as determined by reference to one or more indices. These indices may not provide an accurate representation of hedge fund returns generally, and the Adviser's strategy may not successfully identify or be able to replicate factors that drive returns. There is a risk that hedge fund return data provided by third party hedge fund index providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. Even if an index does provide an accurate representation of hedge fund returns generally, the Fund's performance may not match the returns of any such index during any period of time. For example, the Fund's returns may differ from the returns of an index because of the inability of the Fund's managers to replicate hedge fund returns (which are based on many different types of assets, including illiquid assets, that may not be available for investment by the Fund) using futures and forward contracts and because of differences in volatility between the Fund's portfolio and the returns of the index. In addition, unlike an index, the Fund will be subject to a management fee and other Fund-level expenses. Therefore, the returns of the Fund may differ significantly from returns of hedge funds generally, or the returns of any particular index.

Interest Rate Risk

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. A significant change in interest rates could cause the Fund's share price (and the value of your investment) to change.

Issuer Risk

The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk

Ownership of shares of the Fund may be concentrated in one or a few large investors such as a fund-of-funds or a large group of similarly managed accounts. Such investors may redeem shares in large quantities or on a frequent basis. If a large investor redeems a portion or all of its investment in the Fund or redeems frequently, the Fund may be forced to sell investments at unfavorable times or prices, which can affect the performance of the Fund and may increase realized capital gains. In addition, such transactions may accelerate the realization of taxable income to shareholders if the Fund's sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses or could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratios.

Leverage Risk

Use of derivative instruments may involve leverage. Taking short positions in securities results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the portfolio

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Investment Goals, Strategies and Risks

managers will seek to manage the Fund's risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the portfolio managers may not be successful in this respect. The use of leverage will increase the impact of gains and losses on the Fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefited the Fund. The Adviser utilizes various proprietary quantitative models to identify investment opportunities. Investments selected using the Adviser's models may perform differently than expected as a result of the market factors used in creating models, the weight given to each such market factor, changes from the market factors' historical trends and technical issues in the construction and implementation of the models (e.g., data problems, and/or software issues). The Adviser's judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance. As a result, the Adviser's models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses.

Market Risk

This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions. The Fund's Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

Short Exposure Risk

A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment like a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover a short position will be available for purchase.

U.S. Government Securities Risk

Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Valuation Risk

This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

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Investment Goals, Strategies and Risks

ASG Global Macro Fund

Investment Goal

The Fund seeks capital appreciation by pursuing long-term positive returns independent of market cycles. The investment goal is non-fundamental and may be changed without shareholder approval. The Fund will provide 60 days' prior notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal market conditions, the Adviser will typically use a variety of derivative instruments, including futures and forward contracts, to achieve long and short exposures to the returns of global developed and emerging market equity and fixed-income securities, indices, currencies and commodities. Emerging markets are economies that the Adviser believes are not generally recognized to be fully developed markets, as measured by gross national income, financial market infrastructure, market capitalization and/or other factors. The Adviser intends to pursue a global macro investment strategy. In general, the term "global macro" refers to a set of investment strategies based upon the analysis and forecast of monetary, political, or other macroeconomic conditions throughout the world. The Adviser will have great flexibility to allocate the Fund's exposure among various securities, indices, currencies, commodities and other instruments; the amount of the Fund's assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. The Fund may also invest in exchange-traded funds ("ETFs") to achieve certain investment exposures. The Fund may have both "short" and "long" exposures within an asset class. A "short" exposure will benefit when the underlying asset decreases in price. A "long" exposure will benefit when the underlying asset increases in price.

The Fund employs an absolute-return oriented investment strategy, which seeks positive returns over time independent of a market index or benchmark (e.g., the S&P 500®). Relative-return strategies, by contrast, seek to outperform a designated market index or benchmark. The Fund may outperform the overall securities market during periods of negative market performance and may underperform during periods of strong market performance.

The Adviser employs a diverse set of proprietary models to identify potential market inefficiencies and investment opportunities across global equity, fixed-income, currency and commodity markets. These models, based on macroeconomic principles such as interest rate trends, global demand for assets, governmental fiscal and monetary policies and other fundamental and systemic factors, have been developed over a number of years and diverse market cycles. The Adviser uses an adaptive portfolio construction process to weight component markets and models within the Fund's portfolio in response to different market environments and regimes. The Adviser believes that the use of these models, combined with active risk management, may allow the Fund to earn a positive expected return over time.

The Adviser will use futures and currency forward positions to manage the annualized volatility of the Fund's overall portfolio. The Adviser currently targets an annualized volatility level of 7.5% or less (as measured by the standard deviation of the Fund's returns). The Fund's actual or realized volatility during certain periods or over time may significantly exceed its target volatility for various reasons, including changes in market levels of volatility and investments in instruments that are inherently volatile. This would increase the risk of investing in the Fund.

Under normal market conditions, it is expected that the Adviser will dedicate up to 25% of the Fund's total assets to initial and variation margin payments relating to the Fund's derivative transactions. The gross notional value of the Fund's derivative investments, however, will generally exceed 25% of the Fund's total assets, and may significantly exceed the total value of the Fund's assets.

The Fund expects that, under normal market conditions, it will invest at least 50% of its total assets in money market and other short-term, high-quality securities (the "Money Market Portion") managed by Reich & Tang Asset Management, LLC ("Reich & Tang" or the "Subadviser"). The Fund may invest less than this percentage in the Money Market Portion and the Adviser will determine the percentage of the Fund's assets that will be invested in the Money Market Portion at any time. The assets allocated to the Money Market Portion will be used primarily to support the Fund's investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity. Although the Fund will invest a significant portion of its assets in money market instruments, the Fund is not a "money market" fund and the value of the Money Market Portion as well as the value of the Fund's shares may decrease. The Fund is not subject to the portfolio quality, maturity and net asset value requirements applicable to money market funds, and the Fund will not seek to maintain a stable net asset value. The Fund will concentrate its investments in the financial services industry, which means it will normally invest at least 25% of its total assets in securities and other obligations (for example, bank certificates of deposit, repurchase agreements and time deposits) of issuers in that industry.

Reich & Tang will only invest the assets of the Money Market Portion in high-quality securities which are denominated in U.S. dollars, and will select securities for investment based on various factors, including the security's maturity and rating. Reich & Tang will invest primarily in: (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities; (ii) securities issued by foreign governments, their political subdivisions, agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements.

Although the Fund does not intend to invest in physical commodities directly, the Fund expects to obtain investment exposure to commodities and commodity-related derivatives by investing in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments (the "Commodity Subsidiary"). Under normal market conditions, it is expected that no more than 10% of the Fund's total assets will be dedicated to initial and variation margin payments relating to these transactions.

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Investment Goals, Strategies and Risks

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance. The Fund's trading in derivatives is active and frequent. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs which reduce fund returns.

The percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Investment Risks." The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities and other instruments or engagement in various practices.  Because of the Fund's extensive use of derivative instruments, the Fund will be subject to many of the risks below indirectly through its derivative transactions rather than directly through investment in the actual securities themselves.  For example, to the extent the Fund enters into a futures contract on an equity index, the Fund will be subject to "equity securities" risk.

Allocation Risk

This is the risk that the Adviser's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures. This is because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.

Commodity Risk

This is the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, currency fluctuations or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Commodity Subsidiary Risk

Investing in a wholly-owned commodity subsidiary organized under the laws of a non-U.S. jurisdiction, such as the Commodity Subsidiary, will indirectly expose the Fund to the risks associated with the Commodity Subsidiary's investments. The Commodity Subsidiary is not registered under the 1940 Act, and unless otherwise noted, is not subject to all of the investor protections of the 1940 Act. In monitoring compliance with its investment restrictions, the Fund will consider the assets of the Commodity Subsidiary to be assets of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Commodity Subsidiary, respectively, are organized, could negatively affect the Fund and its shareholders. For example, the Cayman Islands do not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Commodity Subsidiary. If Cayman Islands law changes such that the Commodity Subsidiary is required to pay Cayman Islands taxes, the Fund's shareholders may suffer decreased investment returns.

Concentrated Investment Risk

The Fund is particularly vulnerable to events affecting companies in the financial services industry because the Fund concentrates its investments in securities and other obligations of issuers in such industry. Examples of risks affecting the financial services industry include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier. As a result, the Fund's shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. The financial services industry has recently experienced high volatility and a number of issuer failures and the value of many of these securities has significantly declined. As a result, the risk associated with investing in the Fund may be increased as compared to a fund that does not concentrate in the financial services industry.

Credit/Counterparty Risk

Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions.  Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions, such as foreign currency transactions.  As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains. Additionally, when the Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction.

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Currency Risk

Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments and may invest in securities or other instruments denominated, or receive revenues in, foreign currencies. The market for some or all currencies may from time to time have low trading volume and become illiquid, which may prevent the Fund from effecting a position or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk

As described herein and in the SAI, the use of derivative instruments (such as those in which the Fund may invest, including futures and forward contracts) involves special risks. Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. The Fund's use of derivatives involves other risks, such as the credit and counterparty risk relating to a broker, futures commission merchant or other party to a derivative contract (which is greater for over-the-counter-traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with relevant assets, rates or indices, liquidity risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. When used, derivatives may affect the amount, timing or character of tax distributions payable to, and thus taxes payable by, shareholders.

Emerging Markets Risk

This is the risk associated with investing in emerging securities markets, which may be smaller and have shorter operating histories than developed markets. In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments.  Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk

Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. Below investment grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund's non-U.S. investments

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to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments may also cause the value of the Fund's non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund's return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Interest Rate Risk

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities, and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline. In addition, the value of certain derivatives (such as interest rate futures) is related to changes in interest rates and may suffer significant price declines as a result of interest rate changes. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. A significant change in interest rates could cause the Fund's share price (and the value of your investment) to change.

Investments in Other Investment Companies Risk

The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.

Issuer Risk

The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk

Ownership of shares of the Fund may be concentrated in one or a few large investors such as a fund-of-funds or a large group of similarly managed accounts. Such investors may redeem shares in large quantities or on a frequent basis. If a large investor redeems a portion or all of its investment in the Fund or redeems frequently, the Fund may be forced to sell investments at unfavorable times or prices, which can affect the performance of the Fund and may increase realized capital gains. In addition, such transactions may accelerate the realization of taxable income to shareholders if the Fund's sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses or could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratios.

Leverage Risk

Use of derivative instruments may involve leverage. Taking short positions in securities results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the portfolio managers will seek to manage the Fund's risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the portfolio managers may not be successful in this respect. The use of leverage will increase the impact of gains and losses on the Fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment

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techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefited the Fund. The Adviser utilizes various proprietary quantitative models to identify investment opportunities. Investments selected using the Adviser's models may perform differently than expected as a result of the market factors used in creating models, the weight given to each such market factor, changes from the market factors' historical trends and technical issues in the construction and implementation of the models (e.g., data problems, and/ or software issues). The Adviser's judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance. As a result, the Adviser's models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses.

Market Risk

This is the risk that the market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions. The Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

Non-Diversification Risk

Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's NAV.

Short Exposure Risk

A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment like a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover a short position will be available for purchase.

U.S. Government Securities Risk

Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Valuation Risk

This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

ASG Managed Futures Strategy Fund

Investment Goal

The Fund pursues an absolute return strategy that seeks to provide capital appreciation. The investment goal is non-fundamental and may be changed without shareholder approval. The Fund will provide 60 days' prior notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund seeks to generate positive absolute returns over time. Under normal market conditions, AlphaSimplex typically will make extensive use of a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management. These market exposures, which are expected to change over time, may include, for example, exposures to the returns of U.S. and non-U.S. equity and fixed-income securities indices (including both broad- and narrow-based securities indices), currencies and commodities. AlphaSimplex will have great flexibility to allocate the Fund's derivatives exposure among various securities, indices, currencies, commodities and other instruments; the amount of the Fund's assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. AlphaSimplex uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments across time periods of various lengths. AlphaSimplex believes that asset prices may show persistent trending behavior due to a number of behavioral biases among market participants as well as certain risk-management policies that will identify assets to purchase in upward-trending markets and identify assets to sell in downward-trending markets. AlphaSimplex believes that following trends across a widely diversified set of assets, combined with active risk management, may allow it to earn a positive expected return over time. The Fund may have both "short" and "long" exposures within an asset class based upon

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Investment Goals, Strategies and Risks

AlphaSimplex's analysis of multiple time horizons to identify trends in a particular asset class. A "short" exposure will benefit when the underlying asset class decreases in price. A "long" exposure will benefit when the underlying asset class increases in price. AlphaSimplex will scale the notional exposure of the Fund's futures and currency forward positions with the objective of targeting a relatively stable level of annualized volatility for the Fund's overall portfolio. The Adviser currently targets an annualized volatility level of 17% or less (as measured by the standard deviation of the Fund's returns). The Fund's actual or realized volatility during certain periods or over time may materially exceed its target volatility for various reasons, including changes in market levels of volatility and because the Fund's portfolio may include instruments that are inherently volatile. This would increase the risk of investing in the Fund.

Under normal market conditions, it is expected that no more than 25% of the Fund's total assets will be dedicated to initial and variation margin payments relating to the Fund's derivative transactions. The gross notional value of the Fund's derivative investments, however, will generally exceed 25% of the Fund's total assets, and may significantly exceed the total value of the Fund's assets. The Fund expects that under normal market conditions it will invest at least 75% of its total assets in money market and other short-term, high-quality securities (such as bankers' acceptances, certificates of deposit, commercial paper, loan participations, repurchase agreements and time deposits) (the "Money Market Portion") managed by Reich & Tang Asset Management, LLC ("Reich & Tang" or the "Subadviser"), although the Fund may invest less than this percentage. AlphaSimplex will determine the percentage of the Fund's assets that will be invested in the Money Market Portion at any time. The assets allocated to the Money Market Portion will be used primarily to support the Fund's investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity. Although the Fund will invest a significant portion of its assets in money market instruments, the Fund is not a "money market" fund and the value of the Money Market Portion as well as the value of the Fund's shares may decrease. The Fund is not subject to the portfolio quality, maturity and net asset value requirements applicable to money market funds, and the Fund will not seek to maintain a stable net asset value. The Fund will concentrate its investments in the financial services industry, which means it will normally invest at least 25% of its total assets in securities and other obligations (for example, bank certificates of deposit, repurchase agreements and time deposits) of issuers in such industry.

Reich & Tang will only invest the assets of the Money Market Portion in high-quality securities which are denominated in U.S. dollars, and will select securities for investment based on various factors, including the security's maturity and rating. Reich & Tang will invest primarily in: (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Obligations"); (ii) securities issued by foreign governments, their political subdivisions, agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements.

Although the Fund does not intend to invest in physical commodities directly, the Fund expects to obtain investment exposure to commodities and commodity-related derivatives by investing in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments (the "Commodity Subsidiary"). Under normal market conditions, no more than 10% of the Fund's total assets will be dedicated to initial and variation margin payments relating to these transactions.

Although the Fund seeks positive absolute returns over time, it is likely that the Fund's investment returns may be volatile over short periods of time. The Fund may outperform the overall securities market during periods of flat or negative market performance and may underperform during periods of strong market performance. There can be no assurance that the Fund's returns over time or during any period will be positive or that the Fund will outperform the overall security markets over time or during any particular period.

The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance. Due to the short-term nature of the Fund's investment portfolio, the Fund does not calculate a portfolio turnover rate. The Fund's trading in derivatives is active and frequent. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs which reduce fund returns.

The percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Investment Risks." The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities and other instruments or engagement in various practices.  Because of the Fund's extensive use of derivative instruments, the Fund will be subject to many of the risks below indirectly through its derivative transactions rather than directly through investment in the actual securities themselves.  For example, to the extent the Fund enters into a futures contract on an equity index, the Fund will be subject to "equity securities" risk.

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Allocation Risk

This is the risk that the Adviser's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures. This is because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.

Commodity Risk

This is the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, currency fluctuations or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Commodity Subsidiary Risk

Investing in a wholly-owned commodity subsidiary organized under the laws of a non-U.S. jurisdiction, such as the Commodity Subsidiary, will indirectly expose the Fund to the risks associated with the Commodity Subsidiary's investments. The Commodity Subsidiary is not registered under the 1940 Act, and unless otherwise noted, is not subject to all of the investor protections of the 1940 Act. In monitoring compliance with its investment restrictions, the Fund will consider the assets of the Commodity Subsidiary to be assets of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Commodity Subsidiary, respectively, are organized, could negatively affect the Fund and its shareholders. For example, the Cayman Islands do not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Commodity Subsidiary. If Cayman Islands law changes such that the Commodity Subsidiary is required to pay Cayman Islands taxes, the Fund's shareholders may suffer decreased investment returns.

Concentrated Investment Risk

The Fund is particularly vulnerable to events affecting companies in the financial services industry because the Fund concentrates its investments in securities and other obligations of issuers in such industry. Examples of risks affecting the financial services industry include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier. As a result, the Fund's shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. The financial services industry has recently experienced high volatility and a number of issuer failures and the value of many of these securities has significantly declined. As a result, the risk associated with investing in the Fund may be increased as compared to a fund that does not concentrate in the financial services industry.

Credit/Counterparty Risk

Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions.  Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions, such as foreign currency transactions.  As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains. Additionally, when the Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction.

Currency Risk

Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments and may invest in securities or other instruments denominated, or receive revenues in, foreign currencies. The market for some or all currencies may from time to time have low trading volume and become illiquid, which may prevent the Fund from effecting a position or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk

As described herein and in the SAI, the use of derivative instruments (such as those in which the Fund may invest, including futures and forward contracts) involves special risks. Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. The Fund's use of derivatives involves other risks, such as the credit and counterparty risk relating to a broker, futures commission merchant or other party to a derivative contract (which is greater for over-the-counter-traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with relevant assets, rates or indices, liquidity risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time

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or price. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. When used, derivatives may affect the amount, timing or character of tax distributions payable to, and thus taxes payable by, shareholders.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments.  Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk

Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. Below investment grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund's non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments may also cause the value of the Fund's non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund's return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk.  To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Interest Rate Risk

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. A significant change in interest rates could cause the Fund's share price (and the value of your investment) to change.

Issuer Risk

The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

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Large Investor Risk

Ownership of shares of the Fund may be concentrated in one or a few large investors such as a fund-of-funds or a large group of similarly managed accounts. Such investors may redeem shares in large quantities or on a frequent basis. If a large investor redeems a portion or all of its investment in the Fund or redeems frequently, the Fund may be forced to sell investments at unfavorable times or prices, which can affect the performance of the Fund and may increase realized capital gains. In addition, such transactions may accelerate the realization of taxable income to shareholders if the Fund's sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses or could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratios.

Leverage Risk

Use of derivative instruments may involve leverage. Taking short positions in securities results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the portfolio managers will seek to manage the Fund's risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the portfolio managers may not be successful in this respect. The use of leverage will increase the impact of gains and losses on the Fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefited the Fund. The Adviser utilizes various proprietary quantitative models to identify investment opportunities. Investments selected using the Adviser's models may perform differently than expected as a result of the market factors used in creating models, the weight given to each such market factor, changes from the market factors' historical trends and technical issues in the construction and implementation of the models (e.g., data problems, and/or software issues). The Adviser's judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance. As a result, the Adviser's models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses.

Market Risk

This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions. The Fund's Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

Short Exposure Risk

A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment like a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover a short position will be available for purchase.

U.S. Government Securities Risk

Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns

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about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Valuation Risk

This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

ASG Tactical U.S. Market Fund

Investment Goal

The Fund seeks long-term capital appreciation, with emphasis on the protection of capital during unfavorable market conditions. The Fund's investment goal is non-fundamental and may be changed without shareholder approval.  The Fund will provide 60 days' prior notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund pursues its investment goal primarily through investments in equity securities that broadly represent the U.S. equities market (including common stocks, preferred stocks and exchange-traded funds ("ETFs") related to equity investments); derivative instruments related to the U.S. equities market (primarily futures contracts on U.S. equity indices); and fixed-income securities (including money market and other short-term or variable-rate, high-quality securities and related ETFs). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments that are tied economically to the U.S. The Adviser considers an investment to be tied economically to the U.S. if the investment is included in an index representative of the U.S., the investment's returns are linked to the performance of such an index, or the investment is exposed to the economic risks and returns of the U.S. The Adviser may use quantitative models to determine when to magnify the Fund's exposure to the U.S. equity market, for example, through the purchase of futures contracts, or, alternatively, when to decrease such exposure, for example, through the sale of futures contracts or through the purchase of ETFs that it believes may effectively hedge equity investments. The Adviser may increase the Fund's exposure to the U.S. equity market to up to 130% of the Fund's total assets when it believes that the risk of loss is justified by potential returns. The Adviser may decrease such exposure to as little as 0% of the Fund's total assets, in an attempt to limit the effects of extreme market drawdowns, when it believes that the risk of loss is not offset by potential returns. Such increases and decreases may lag changes in the market, and there is no guarantee that the Adviser's models will accurately predict market movement. Because the Fund's equity market exposure will often exceed its total assets, it will be subject to increased risk compared to funds that do not leverage their equity market exposure. While this increased exposure to equity investments may magnify the Fund's potential for gains, it also may magnify the potential for loss.  For these reasons, the Fund is intended for long-term investors.

Equity Securities Investments. The equity securities portion of the Fund is managed by NGAM Advisors, L.P. (through its division, Active Investment Advisors) ("NGAM Advisors"), with the exception of any investments in ETFs, which are selected by the Adviser. NGAM Advisors utilizes a proprietary sampling system when deciding which securities to purchase, with the goal of tracking the performance of the large-capitalization U.S. equity market. In an attempt to reduce adverse tax consequences, the portion of the Fund managed by NGAM Advisors may hold securities that are not considered to represent the large-capitalization U.S. equity market, or hold securities in amounts disproportionate to their weights within the large-capitalization U.S. equity market. The portfolio may experience tracking error and is not guaranteed to replicate exactly the large-capitalization U.S. equity market.

Derivative Investments. As discussed above, the Adviser seeks to complement the equity portion of the Fund with investments in derivative instruments intended to enhance return and, during times of significant market decline, mitigate losses. In addition, the Adviser uses futures contracts to manage volatility and adjusts the Fund's exposure to equity investments in times of significantly increased volatility (including, when volatility is more than double the long-term average volatility of the U.S. equity markets). As of March 31, 2015, the long-term average annualized volatility of the U.S. equity markets was 18.1%. The Fund's actual or realized volatility during certain periods or over time may materially exceed its target volatility, for various reasons, including changes in market levels of volatility and because the Fund's portfolio may include instruments that are inherently volatile. The Fund may have both "short" and "long" exposures to equity investments simultaneously. The Fund will benefit from a "short" exposure when equity and equity-related investments decrease in price, and will benefit from a "long" exposure when equity and equity-related investments increase in price.

Fixed-Income Investments. The fixed-income portion of the Fund is managed by Reich & Tang Asset Management, LLC ("Reich & Tang"), with the exception of any investments in ETFs, which are selected by the Adviser. The assets allocated to the fixed-income portion will be used primarily to support the Fund's investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity. The portion of the Fund managed by Reich & Tang will only invest in high-quality securities that are denominated in U.S. dollars, and will select securities for investment based on various factors, including the security's maturity and rating. Reich & Tang will invest primarily in (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities; (ii) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers' acceptances issued by domestic and foreign banks, including domestic or foreign branches or subsidiaries of such banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements.

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When buying and selling securities and other instruments for the Fund, and when allocating assets to NGAM Advisors or Reich & Tang, the Adviser may consider: (i) the Adviser's proprietary quantitative models, including the outlook on volatility and market decline; (ii) the Fund's obligations under its various derivative positions; (iii) redemption requests; (iv) yield management; (v) credit management; and (vi) volatility management.

The Fund will concentrate its investments in the financial services industry, which means it will normally invest at least 25% of its total assets in securities and other obligations (for example, bank certificates of deposit) of issuers in such industry.

The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance. The Fund's trading in derivatives is active and frequent. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs that reduce Fund returns.

With the exception of the Fund's 80% policy, the percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time. In accordance with applicable requirements of the Securities and Exchange Commission (the "SEC"), the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Investment Risks." The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities and other instruments or engagement in various practices.  Because of the Fund's extensive use of derivative instruments, the Fund will be subject to many of the risks below indirectly through its derivative transactions rather than directly through investment in the actual securities themselves.  For example, to the extent the Fund enters into a futures contract on an equity index, the Fund will be subject to "equity securities" risk.

Concentrated Investment Risk

The Fund is particularly vulnerable to events affecting companies in the financial services industry because the Fund concentrates its investments in securities and other obligations of issuers in such industry. Examples of risks affecting the financial services industry include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier. As a result, the Fund's shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. The financial services industry has recently experienced high volatility and a number of issuer failures and the value of many of these securities has significantly declined. As a result, the risk associated with investing in the Fund may be increased as compared to a fund that does not concentrate in the financial services industry.

Credit/Counterparty Risk

Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions.  Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions, such as foreign currency transactions.  As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains. Additionally, when the Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction.

Derivatives Risk

As described herein and in the SAI, the use of derivative instruments (such as those in which the Fund may invest, including futures contracts) involves special risks. Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. The Fund's use of derivatives involves other risks, such as the credit and counterparty risk relating to a broker, futures commission merchant or other party to a derivative contract (which is greater for over-the-counter-traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with relevant assets, rates or indices, liquidity risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. When used, derivatives may affect the amount, timing or character of tax distributions payable to, and thus taxes payable by, shareholders.

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Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments.  Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk

Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.

Index/Tracking Error Risk

This is the risk that, to the extent the Fund's principal investment strategies utilize indices, the Fund's performance may not track the performance of such indices. For example, the equity securities in which the Fund invests may not provide investment performance matching the performance of broad-based large capitalization U.S. equity indices. Similarly, changes in the value of the derivatives in which the Fund invests may not correlate perfectly with the underlying assets or indices associated with such derivatives. Moreover, the ETFs in which the Fund invests may not replicate the performance of the indices they track and may, therefore, result in loss to the Fund.

Interest Rate Risk

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. A significant change in interest rates could cause the Fund's share price (and the value of your investment) to change.

Investments in Other Investment Companies Risk

The Fund will indirectly bear the management, service and other fees of any other investment companies in which it invests in addition to its own expenses. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.

Issuer Risk

The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk

Ownership of shares of the Fund may be concentrated in one or a few large investors such as a fund-of-funds or a large group of similarly managed accounts. Such investors may redeem shares in large quantities or on a frequent basis. If a large investor redeems a portion or all of its investment in the Fund or redeems frequently, the Fund may be forced to sell investments at unfavorable times or prices, which can affect the performance of the Fund and may increase realized capital gains. In addition, such transactions may accelerate the realization of taxable income to shareholders if the Fund's sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses or could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratios.

Leverage Risk

Use of derivative instruments may involve leverage. Taking short positions in securities results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the portfolio managers will seek to manage the Fund's risk from the leverage associated with derivative investments by closely monitoring the volatility of such

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investments, the portfolio managers may not be successful in this respect. The use of leverage will increase the impact of gains and losses on the Fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefited the Fund. The Adviser utilizes various proprietary quantitative models to identify investment opportunities. Investments selected using the Adviser's models may perform differently than expected as a result of the market factors used in creating models, the weight given to each such market factor, changes from the market factors' historical trends and technical issues in the construction and implementation of the models (e.g., data problems, and/or software issues). The Adviser's judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance. As a result, the Adviser's models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses.

Market Risk

This is the risk that the value of the Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. In addition, the value of the Fund's derivative investments may fall even when the value of the securities markets is rising. The value of a company's securities also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates.

Short Exposure Risk

A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment like a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover a short position will be available for purchase.

U.S. Government Securities Risk

Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Valuation Risk

This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

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Gateway Equity Call Premium Fund

Investment Goal

The Fund seeks total return with less risk than U.S. equity markets. The Fund's investment goal is non-fundamental, which means that it may be changed without shareholder approval.  The Fund will provide 60 days' prior notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities. Equity securities purchased by the Fund may include the following U.S. exchange-listed securities: common stocks; American Depositary Receipts ("ADRs"), which are securities issued by a U.S. bank that represent interests in foreign equity securities; and interests in real estate investment trusts ("REITs"). The Fund ordinarily invests in a broadly diversified equity portfolio, while also writing (selling) index call options with an aggregate notional value approximately equal to the market value of the equity portfolio. Writing index call options is intended to reduce the Fund's volatility and provide steady cash flow. Cash flow from call option writing is intended to be an important source of the Fund's return, although the Fund's option writing activity reduces the Fund's ability to profit from increases in the value of its equity portfolio. The combination of a diversified stock portfolio and the steady cash flow from the sale of index call options is intended to moderate the volatility of returns relative to an all-equity portfolio. The Fund may invest in companies with small, medium or large market capitalizations.

The Fund's combination of a broadly diversified portfolio of common stocks and written index call options is similar to the components of the CBOE S&P 500 BuyWrite Index (the "BXMSM"). The BXMSM is a passive total return index based on (1) buying an S&P 500® stock index portfolio, and (2) writing (selling) the near-term S&P 500® Index "covered" call option. The Fund's more flexible, active option management approach creates the potential for it to achieve higher long-term returns than the BXMSM while exhibiting a similar level of volatility, as defined by standard deviation of returns. The similarities between the BXMSM and the Fund's equity investment strategy are expected to result in the Fund exhibiting a positive correlation to the broad U.S. equity markets similar to that exhibited by the BXMSM.

With its core investment in equities, the Fund is intended to be significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed-income investments and "hybrid investments" (blends of equity and fixed-income securities). Through the use of index options, the Fund intends that its risk management strategy will reduce the volatility inherent in equity investments while also allowing for more participation in equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time.

Purchasing Stocks

The Fund invests in a diversified stock portfolio, generally consisting of approximately 200 to 400 stocks (including ADRs and REITs), designed to support the Fund's index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund's after-tax total return. The Adviser uses a multifactor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 equity securities to construct a portfolio of U.S.-exchange-traded equities that meets the criteria and constraints established by the Adviser. Generally, the Adviser tries to minimize the difference between the performance of the Fund's stock portfolio and the performance of the index or indices underlying the Fund's option strategies while also considering other factors, such as predicted dividend yield. The Adviser monitors this difference and other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. To the extent consistent with the Fund's investment goal, the Adviser may also sell stocks to realize capital losses in an effort to minimize any required capital gain distributions. The Adviser expects the portfolio to generally represent the broad U.S. equity market.
Writing Index Call Options

The Fund continuously writes index call options, typically on broad-based securities market indices, with an aggregate notional value approximately equal to the market value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the "premium") from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the "exercise price") on a certain date in the future (the "expiration date"). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In such a case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.

Other Investments

The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Risks." The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject

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because of its investments in various types of securities or engagement in various practices. Because of the Fund's extensive use of derivative instruments, the Fund may be subject to many of the risks below indirectly through its derivative transactions.

Call Options Risk

The value of the Fund's positions in index options may fluctuate in response to changes in the value of the underlying index. Writing index call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies, and for these and other reasons the Fund's option strategies may not reduce the Fund's volatility to the extent desired.

Correlation Risk

The Fund's ability to manage the volatility of its equity portfolio by writing index call options depends on the correlation between the returns of the equity portfolio and those of the index on which the call options are written. Accordingly, the effectiveness of the Fund's index option-based risk management strategy may be reduced to the extent the performance of the Fund's equity portfolio does not correlate to that of the index underlying its option positions.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments.  Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Foreign Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund's non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments may also cause the value of the Fund's non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund's return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Large Investor Risk

Ownership of shares of the Fund may be concentrated in one or a few large investors such as a fund-of-funds or a large group of similarly managed accounts. Such investors may redeem shares in large quantities or on a frequent basis. If a large investor redeems a portion or all of its investment in the Fund or redeems frequently, the Fund may be forced to sell investments at unfavorable times or prices, which can affect the performance of the Fund and may increase realized capital gains. In addition, such transactions may accelerate the realization of taxable income to shareholders if the Fund's sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses or could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratios.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other

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investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefitted the Fund.

Market Risk

This is the risk that the market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

REITs Risk

The Fund's performance may be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the mortgage loans held by the REIT. REITs also are subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Gateway Fund

Investment Goal

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. The Fund's investment goal is non-fundamental, which means that it may be changed without shareholder approval.  The Fund will provide 60 days' prior notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. Writing index call options reduces the Fund's volatility, provides steady cash flow and is an important source of the Fund's return, although it also reduces the Fund's ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of the stocks constituting the index decrease, and decreases as those stocks increase in price. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. The Fund may invest in companies with small, medium or large market capitalizations. Equity securities purchased by the Fund may include U.S. exchange-listed common stocks, American Depositary Receipts ("ADRs"), which are securities issued by a U.S. bank that represent interests in foreign equity securities, and interests in real estate investment trusts ("REITs").

The Fund strives not only for the majority of the returns associated with equity market investments, but also for returns in excess of those available from other investments comparable in volatility. Because, as described above, the Fund writes index call options and purchases index put options in addition to investing in equity securities, the Fund's historical volatility has been closer to intermediate-to long-term fixed-income investments (intermediate-term are those with approximately five-year maturities and long-term are those with maturities of ten or more years) and hybrid investments (blends of equity and short-term fixed-income securities) than to equity investments. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed-income investments and "hybrid investments" (blends of equity and short-term fixed-income), although the Fund expects to generally have lower long-term returns than a fund consisting solely of equity securities. Through the use of index options, the Fund intends that its risk management strategy will reduce the volatility inherent in equity investments while also allowing for more participation in equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

Purchasing Stocks

The Fund invests in a diversified stock portfolio, generally consisting of approximately 200 to 400 stocks, designed to support the Fund's index option based risk management strategy as efficiently as possible while seeking to enhance the Fund's after tax total return. The Adviser uses a multifactor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 equity securities to construct a portfolio of U.S.-exchange-traded equities that meets criteria and constraints established by the Adviser. Generally, the Adviser tries to minimize the difference between the performance of the stock portfolio and that of the index or indices underlying the Fund's option strategies while also considering other factors, such as predicted dividend yield. The Adviser monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. To the extent consistent with the Fund's investment goal, the Adviser may also sell stocks to realize capital losses in an effort to minimize any required capital gain distributions. The Adviser expects the portfolio to generally represent the broad U.S. equity market.

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Writing Index Call Options

The Fund continuously writes index call options, typically on broad-based securities market indices, on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the "premium") from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the "exercise price") on a certain date in the future (the "expiration date"). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.

Purchasing Index Put Options

The Fund may buy index put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. The Fund may not spend at any time more than 5% of its assets to purchase index put options.

Other Investments

The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Risks." The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Because of the Fund's extensive use of derivative instruments, the Fund may be subject to many of the risks below indirectly through its derivative transactions.

Correlation Risk

The effectiveness of the Fund's index option-based risk management strategy may be reduced if the performance of the Fund's equity portfolio does not correlate to that of the index underlying its option positions.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments.  Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Foreign Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund's non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments may also cause the value of the Fund's non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund's return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

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Large Investor Risk

Ownership of shares of the Fund may be concentrated in one or a few large investors such as a fund-of-funds or a large group of similarly managed accounts. Such investors may redeem shares in large quantities or on a frequent basis. If a large investor redeems a portion or all of its investment in the Fund or redeems frequently, the Fund may be forced to sell investments at unfavorable times or prices, which can affect the performance of the Fund and may increase realized capital gains. In addition, such transactions may accelerate the realization of taxable income to shareholders if the Fund's sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses or could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratios.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefitted the Fund.

Market Risk

This is the risk that the market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Options Risk

The value of the Fund's positions in index options may fluctuate in response to changes in the value of the underlying index. Writing index call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies, and for these and other reasons the Fund's option strategies may not reduce the Fund's volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.

REITs Risk

The Fund's performance may be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the mortgage loans held by the REIT. REITs also are subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Additional Information Regarding the Gateway Predecessor Fund

The Fund acquired the assets and liabilities of the Gateway Predecessor Fund in a reorganization (the "Reorganization") on February 15, 2008 (February 19, 2008 for Class C and Class Y Shares). The returns shown for periods prior to February 15, 2008 in the Risk/Return Bar Chart and Table in the Fund summary reflect the performance of the Gateway Predecessor Fund. Shareholders of the Gateway Predecessor Fund received Class A shares of the Fund in the Reorganization. The Fund's Class A, Class C and Class Y shares were not outstanding prior to the Reorganization. Although the Gateway Predecessor Fund's shares and the Fund's Class A, Class C and Class Y shares would have had substantially similar annual returns because the shares would have been invested in the same portfolio of securities, returns for Class A, Class C and Class Y shares would have been different to the extent their respective expenses differ. Performance for periods after the Reorganization reflects actual Class A, Class C and Class Y performance.

Loomis Sayles Strategic Alpha Fund

Investment Goal

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility. The investment goals are non-fundamental and may be changed without shareholder approval. The Fund will provide 60 days' prior notice to shareholders before changing the investment goals.

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Principal Investment Strategies

The Fund has an absolute total return investment objective, which means that it is not managed relative to an index and that it attempts to achieve positive total returns over a full market cycle. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies to mitigate downside risk. The Fund may invest up to 100% of its total assets in below investment grade fixed-income securities (also known as "junk bonds") and derivatives that have returns related to the returns on below investment grade fixed-income securities, although it is expected that, under normal market conditions, the Fund's net exposure (i.e., long exposures obtained through direct investments in securities and in derivatives minus short exposures obtained through derivatives) to below investment grade fixed-income assets generally will not exceed 50% of the Fund's total assets. Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody's Investors Service, Inc. ("Moody's"), Fitch Investor Services, Inc. ("Fitch") or Standard & Poor's Ratings Group ("S&P") have rated the securities in one of their respective top four ratings categories). Under normal market conditions, the Fund also may invest up to 50% of its total assets in investments denominated in non-U.S. currencies and related derivatives, including up to 20% in investments denominated in emerging market currencies and related derivatives. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of derivative instruments. The Fund defines an "emerging market currency" as a currency of a country that carries a sovereign debt quality rating that is rated below investment grade by either S&P or Moody's, or is unrated by both S&P and Moody's. Currency positions that are intended to hedge the Fund's non-U.S. currency exposure (i.e., currency positions that are not made for investment purposes) will offset positions in the same currency that are made for investment purposes when calculating the limitation on investments in non-U.S. and emerging market currency investments because the Fund believes that hedging a currency position is likely to negate some or all of the currency risk associated with the original currency position. The Fund does not have limits on the duration of its portfolio, and the Fund's duration will change over time. The Fund also may invest in preferred stocks.

In selecting investments for the Fund, the Adviser develops long-term portfolio themes driven by macro-economic indicators. These include global economic trends, demographic trends and labor supply, analysis of global capital flows and assessments of geopolitical factors. The Adviser then develops shorter-term portfolio strategies based on factors including, but not limited to, economic, credit and Federal Reserve cycles, and top-down sector valuations and bottom-up security valuations. The Adviser seeks to actively manage risk, with a focus on managing the Fund's exposure to credit, interest rate and currency risks in relation to the market. Additionally, the portfolio managers will use risk management tools, such as models that evaluate risk correlation to various market factors or asset classes, to seek to manage risk on an ongoing basis. The portfolio management team expects to actively evaluate each investment idea and to decide to buy or sell an investment based upon: (i) its return potential; (ii) its level of risk; and (iii) its fit within the team's overall macro strategy, with the goal of continually optimizing the Fund's portfolio.

The Adviser currently targets an annualized volatility range of 4% to 6% (as measured by the standard deviation of the Fund's returns). The Fund's actual or realized volatility during certain periods or over time may materially exceed or be lower than its target volatility range for various reasons, including changes in market levels of volatility and because the Fund's portfolio may include instruments that are inherently volatile. This would increase the risk of investing in the Fund.

The Fund will pursue its investment goal by obtaining long investment exposures through investments in securities and derivatives and short investment exposures substantially through derivatives. A "long" investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A "short" investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The value of the Fund's long and short investment exposures may, at times, each reach 100% of the assets invested in the Fund (excluding instruments primarily used for duration management or yield curve management and short-term investments (such as cash and money market instruments)), although these exposures may be higher or lower at any given time.

Fixed-Income Investments. In connection with its principal investment strategies, the Fund may invest in a broad range of U.S. and non-U.S. fixed-income securities, including, but not limited to, corporate bonds, municipal securities, U.S. and non-U.S. government securities (including their agencies, instrumentalities and sponsored entities), securities of supranational entities, emerging market securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, other mortgage-related securities (such as adjustable rate mortgage securities), asset-backed securities, bank loans, convertible bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), real estate investment trusts ("REITs"), zero-coupon securities, step coupon securities, pay-in-kind ("PIK") securities, inflation-linked bonds, variable and floating rate securities, private placements and commercial paper.

Non-U.S. Currency Investments. Under normal market conditions, the Fund may engage in a broad range of transactions involving non-U.S. and emerging market currencies, including, but not limited to, purchasing and selling forward currency exchange contracts in non-U.S. or emerging market currencies, investing in non-U.S. currency futures contracts, investing in options on non-U.S. currencies and non-U.S. currency futures, investing in cross-currency instruments (such as swaps), investing directly in non-U.S. currencies and investing in securities denominated in non-U.S. currencies. The Fund may engage in non-U.S. currency transactions for investment or for hedging purposes.

Derivative Investments. For investment and hedging purposes, the Fund may invest substantially in a broad range of derivatives instruments and sometimes the majority of its investment returns will derive from its derivative investments. These derivative instruments include, but are not limited to, futures contracts (such as treasury futures and index futures), forward contracts, options (such as options on futures contracts, options on securities, interest

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rate/bond options, currency options, options on swaps and over-the-counter ("OTC") options), warrants (such as non-U.S. currency warrants) and swap transactions (such as interest rate swaps, total return swaps and index swaps). In addition, the Fund may invest in credit derivative products that may be used to manage default risk and credit exposure. Examples of such products include, but are not limited to, credit default swap index products (such as LCDX, CMBX and ABX index products), single name credit default swaps, loan credit default swaps and asset-backed credit default swaps. The Fund may, at times, invest substantially all of its assets in derivatives and securities used to support its obligations under those derivatives. The Fund's strategy may be highly dependent on the use of derivatives, and to the extent that they become unavailable or unattractive the Fund may be unable to fully implement its investment strategy.

Equity Investments. In connection with its principal investment strategies, the Fund may invest in preferred stocks and convertible preferred stocks. The Fund is non-diversified, which means it may invest a greater portion of its assets in a particular issuer and may invest in fewer issuers. Because the Fund may invest in the securities of fewer issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

The Fund expects to engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance.

The percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time. In addition, when calculating these exposures, the Fund may use the market value, the notional value, an adjusted notional value or some other measure of the value of a derivative in order to reflect what the Adviser believes to be the most accurate assessment of the Fund's real economic exposure. The total notional value of the Fund's derivative instruments may significantly exceed the total value of the Fund's assets.

Although the Fund seeks positive total returns over time, the Fund's investment returns may be volatile over short periods of time. The Fund may outperform the overall securities market during periods of flat or negative performance and may underperform during periods of strong market performance. There can be no assurance that the Fund's returns over time or during any period will be positive.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Risks." The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Because of the Fund's extensive use of derivative instruments, the Fund will be subject to many of the risks below indirectly through its derivative transactions. For example, to the extent the Fund enters into an interest rate swap contract, the Fund will be subject to "interest rate" risk.

Agency Securities Risk

Agency securities are subject to fixed-income securities risk, as described herein. Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities. In addition, in 2008 the U.S. Treasury Department placed certain government-sponsored companies into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies' debt and equity securities is unclear.

Below Investment Grade Fixed-Income Securities Risk

Below investment grade fixed-income securities, also known as "junk bonds," are rated below investment grade quality and may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. To be considered rated below investment grade quality, none of the three major rating agencies (Moody's, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the portfolio managers have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in below investment grade fixed-income securities, be more dependent upon the portfolio managers' credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment grade fixed-income securities will fluctuate. If the issuer of below investment grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery.

Credit/Counterparty Risk

Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions, such as foreign currency transactions. As a result, in instances

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when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains. Additionally, when the Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction.

Currency Risk

Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments and may invest in securities or other instruments denominated, or receive revenues in, foreign currencies. The market for some or all currencies may from time to time have low trading volume and become illiquid, which may prevent the Fund from effecting a position or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk

As described herein and in the SAI, the use of derivative instruments (such as those in which the Fund may invest, including futures contracts, forward contracts, options, warrants and swap transactions) involves special risks. Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. The Fund's use of derivatives involves other risks, such as the credit and counterparty risk relating to a broker, futures commission merchant or other party to a derivative contract (which is greater for over-the-counter-traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with relevant assets, rates or indices, liquidity risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. When used, derivatives may affect the amount, timing or character of tax distributions payable to, and thus taxes payable by, shareholders.

Emerging Markets Risk

This is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments.  Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk

Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. Below investment grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A fixed-income securities may be less liquid than other fixed-income securities. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

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Foreign Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund's non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments may also cause the value of the Fund's non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund's return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Because the Fund seeks positive returns that exceed the rate of inflation over time, if the portfolio managers' inflation forecasts are incorrect, the Fund may be more severely impacted than other funds.

Interest Rate Risk

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. A significant change in interest rates could cause the Fund's share price (and the value of your investment) to change. The value of zero-coupon and PIK bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities.

Issuer Risk

The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk

Ownership of shares of the Fund may be concentrated in one or a few large investors such as a fund-of-funds or a large group of similarly managed accounts. Such investors may redeem shares in large quantities or on a frequent basis. If a large investor redeems a portion or all of its investment in the Fund or redeems frequently, the Fund may be forced to sell investments at unfavorable times or prices, which can affect the performance of the Fund and may increase realized capital gains. In addition, such transactions may accelerate the realization of taxable income to shareholders if the Fund's sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses or could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratios.

Leverage Risk

Use of derivative instruments may involve leverage. Taking short positions also results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the portfolio managers will seek to manage the Fund's risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the portfolio managers may not be successful in this respect. The use of leverage will increase the impact of gains and losses on the Fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds'

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exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefitted the Fund.

Market Risk

This is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions. The Fund's Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

Mortgage-Related and Asset-Backed Securities Risk

In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities.  The value of some mortgage-related securities and other asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain "subprime" or "Alt-A" loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risks exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with the servicing of those assets.

Non-Diversification Risk

Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's NAV.

Short Exposure Risk

A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment like a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover a short position will be available for purchase.

McDonnell Intermediate Municipal Bond Fund

Investment Goal

The Fund seeks a high level of federal tax-exempt current income, consistent with the preservation of capital. The Fund's investment goal is non-fundamental and may be changed without shareholder approval. The Fund will provide 60 days' prior notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in municipal securities that pay interest exempt from federal income taxes. Municipal securities are debt instruments typically issued by or on behalf of state and local governments, territories or possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities and may

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include general obligation, revenue and private activity bonds and notes. In addition, the Fund may invest up to 20% of its assets in securities that pay interest subject to federal income taxation. The Fund may invest up to 20% of its assets in debt securities subject to the federal alternative minimum tax. The Fund's investments may include securities issued by the U.S. government, its agencies and instrumentalities and corporate debt securities. The Fund will invest primarily in investment grade fixed-income securities. "Investment grade" securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc. ("Fitch") or Standard and Poor's Ratings Group ("S&P")), or, if unrated, are determined by McDonnell Investment Management, LLC ("McDonnell" or the "Subadviser") to be of comparable quality. The Subadviser considers pre-refunded bonds and municipal securities escrowed to maturity using U.S. Treasury securities or U.S. government agency securities to be investment grade securities, regardless of rating. The Fund may also invest up to 10% of its assets in securities that are not investment grade (commonly known as "junk bonds"). Under normal circumstances, the dollar-weighted average maturity of the Fund's portfolio is expected to be between 3 and 10 years although the Fund may invest in securities of any maturity.

The portfolio management team seeks to build a portfolio based on a number of factors including sector, duration and maturity distribution, yield, expected return, credit momentum outlook (sector and security level), credit quality, security structure, issue size and liquidity. Through the use of quantitative and fundamental analysis, the pool of possible portfolio investments is screened using these factors to arrive at a narrower universe of securities that the Subadviser believes are suitable for the Fund's portfolio.

Potential investments are also subject to a portfolio risk assessment that may include the following:

■

  Determining the ability of creditors to fully repay debt obligations in a timely manner.

■

  Use of a wide variety of internal and external quantitative and analytical and informational sources to assess likelihood of repayment.

■

  Monitoring rating agency and third party surveillance sources with an emphasis on core holdings.

The Subadviser may sell a security for a variety of reasons, including duration management, yield curve positioning, sector rotation, a change in credit momentum outlook or if more attractive investment opportunities are identified.

The Fund may also:

■

  Invest in when-issued securities and securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities").

■

  Enter into futures transactions for hedging and investment purposes.

■

  Invest in other investment companies to the extent permitted by the Investment Company Act of 1940.

The Fund may not change the 80% policy discussed above without shareholder approval.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Risks." The Fund does not represent a complete investment program. The following is a list of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Because of the Fund's extensive use of derivative instruments, the Fund may be subject to many of the risks below indirectly through its derivative transactions.

Below Investment Grade Fixed-Income Securities Risk

Below investment grade fixed-income securities, also known as "junk bonds," are rated below investment grade quality and may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. To be considered rated below investment grade quality, none of the three major rating agencies (Moody's, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the portfolio managers have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in below investment grade fixed-income securities, be more dependent upon the portfolio managers' credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment grade fixed-income securities will fluctuate. If the issuer of below investment grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery.

Credit Risk

This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

Derivatives Risk

As described herein and in the SAI, the use of derivative instruments (such as those in which the Fund may invest, including futures contracts) involves special risks. Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to

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leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. The Fund's use of derivatives involves other risks, such as the credit and counterparty risk relating to a broker, futures commission merchant or other party to a derivative contract (which is greater for over-the-counter-traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with relevant assets, rates or indices, liquidity risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. When used, derivatives may affect the amount, timing or character of tax distributions payable to, and thus taxes payable by, shareholders.

Fixed-Income Securities Risk

Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. Below investment grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A fixed-income securities may be more illiquid than other fixed-income securities.

Interest Rate Risk

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. A significant change in interest rates could cause the Fund's share price (and the value of your investment) to change.

Investments in Other Investment Companies Risk

The Fund will indirectly bear the management, service and other fees of any other investment companies in which it invests in addition to its own expenses.

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefitted the Fund.

Market Risk

This is the risk that the market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Municipal Securities Risk

Municipal bonds are investments issued by states, cities, public authorities or political subdivisions to raise money for public purposes. Municipal securities that are general obligations of a state or other government entity are supported by its taxing powers and are typically payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other government entities. Revenue obligations, in contrast,

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are payable from revenue earned by a particular project or other revenue source and are not backed by the credit of the state or local government authority issuing the bonds, but rather only the revenue generated by the project. Municipalities and other public authorities may issue private activity bonds to finance development of industrial or other facilities for use by a private enterprise. Such bonds are also revenue bonds and the private enterprise (and/or any guarantor) pays the principal and interest on the bond; the issuer does not pledge its faith, credit and taxing power for repayment. The credit and quality of private activity bonds are usually tied to the credit of the corporate user of the facilities. There is generally less public information available for municipal securities compared to corporate equities or bonds. Certain municipal securities may be or may become highly illiquid, making them difficult to value or dispose of at favorable prices. Weakness in the local or national economy, political, fiscal or regulatory events, legislative changes and the enforceability of rights of municipal bond holders could adversely affect the values of municipal bonds. Municipal obligations may be susceptible to downgrades or defaults during recessions or similar periods of economic stress and insolvent municipalities may file for bankruptcy, which could significantly affect the rights of creditors and the value of the municipal securities. In addition, the municipal securities held by the Fund may fail to meet certain legal requirements that allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by the Fund may be taxable. Changes in federal or state tax laws may also cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities.

Seeyond Multi-Asset Allocation Fund

Investment Goal

The Fund seeks long-term growth of capital by investing in a range of securities and asset classes across global markets.  The investment goal is non-fundamental and may be changed without shareholder approval.  The Fund will provide 60 days' prior notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund will typically seek exposure to a combination of four asset classes: equity, fixed-income, currency and volatility. In seeking exposure to these asset classes, the Fund expects that it will use, among other instruments, a variety of listed and other liquid derivative instruments.  The Fund's equity exposure typically will be obtained through investments in broad, equity index listed futures, equity index options, options on futures and exchange-traded funds ("ETFs"). The Fund's fixed-income exposure may consist of, but is not limited to, U.S. and non-U.S. government bonds, listed bond futures, options on futures and fixed-income ETFs. The Fund's currency exposure typically will be obtained through investments in non-dollar denominated investments, futures and forward foreign currency contracts. The Fund's exposure to volatility assets will result from both "long" and "short" positions in futures and options, such as futures contracts based on the Chicago Board Options Exchange Volatility Index (the "VIX"), listed equity index options, options on futures and equity index futures. The Fund may take both long and short exposures to these asset classes.  A "short" exposure will benefit when the underlying asset class decreases in price.  A "long" exposure will benefit when the underlying asset class increases in price.  For cash management purposes, the Fund may also invest in short-term money market instruments including, but not limited to, U.S. and non-U.S. treasury bills, certificates of deposit and commercial paper. These markets include, but are not limited to, Europe, the U.S., Asia and emerging markets.

The Adviser believes that a diversified asset allocation strategy can benefit from an explicit allocation to volatility as an asset class. This approach can offer several benefits over a traditional asset allocation portfolio, as volatility tends to have its own unique return and risk characteristics. The Adviser's research suggests that implied volatility exposure can be a complement to equity and fixed-income investments because it has the potential either to provide a diversified source of return or to mitigate risk. Implied volatility refers to the estimated volatility of a security's price derived from option pricing. In particular, increasing equity market volatility has typically been associated with periods of market and macroeconomic uncertainty. As such, long exposure to equity volatility during those periods can offer an attractive risk-reward profile compared to other asset classes. For example, the Adviser may buy VIX futures contracts or purchase index put options when volatility is low or expected to rise, thus offering a potential hedge against an equity market downturn. Conversely, when equity market volatility is high or expected to decline, "selling" volatility may provide a diversified source of return, which can be uncorrelated with fixed-income investments. For example, the Adviser may sell VIX futures contracts or sell index put options when volatility is high or expected to decline in an effort to earn a premium.

The Adviser's investment process relies on various proprietary indicators in addition to the experience and judgment of the portfolio management team when determining asset allocation. The strategy's fundamental indicators integrate macroeconomic characteristics (such as growth and inflation) and microeconomic characteristics (such as earnings and valuations), along with momentum indicators, which rely on, for example, moving averages to identify structural market trends with a view towards replicating the behavior of a rational investor.  In addition, the portfolio management team takes into account independent research and analysis (on topics such as news flow, central bank policy, and market flows) to identify short-term opportunities, to identify scenarios that might not yet be reflected within the quantitative indicators and to adapt the portfolio to unexpected events. The strategy seeks to identify and to exploit market trends over time, thereby generating value through asset allocation, rather than through individual security selection. The Adviser utilizes quantitative indicators that assess the movement, level and cost of investing in volatility, in addition to the qualitative judgment and experience of the portfolio management team.

The Fund's portfolio construction begins with the goal of allocating risk efficiently. The Fund's exposures are defined individually, by each market, with a view towards constructing positions independently from one another. The Adviser uses risk budgeting techniques, involving an assessment of risk for each individual market, in order to gauge the overall portfolio risk and manage position sizes versus a blended benchmark of 60% global stocks and 40% global

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bonds. The Adviser will maintain flexibility in allocating capital across different asset classes and will rely heavily on derivatives to implement its strategies. The gross notional value of the Fund's derivative investments may significantly exceed the total value of the Fund's assets.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified fund.

The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund's return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund's performance. The Fund's trading in derivatives is active and frequent, which, like active and frequent trading of securities, will result in transaction costs that reduce Fund returns.

Principal Investment Risks

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under "Principal Investment Risks." The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities and other instruments or engagement in various practices.

Agency Securities Risk

Agency securities are subject to fixed-income securities risk, as described herein. Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities. In addition, in 2008 the U.S. Treasury Department placed certain government-sponsored companies into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies' debt and equity securities is unclear.

Allocation and Correlation Risk

This is the risk that the Adviser's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures. This is because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure. In addition, the Adviser's judgment about the correlation of various market exposures to the returns of major equity indices (and to each other) may be incorrect, adversely affecting performance. This risk may be particularly acute during periods of market turmoil, when previously uncorrelated asset classes and market exposures often become more correlated. There is no guarantee that the Adviser will be successful in managing correlation with major equity indices, and, as a result, the Fund's returns may be correlated with major equity indices to a greater extent than desired during any period and over time. Furthermore, because the Fund intends to maintain a low to negative correlation to the returns of major equity indices, during periods when returns in such markets increase, the Fund's returns will not necessarily reflect the increase.

Below Investment Grade Fixed-Income Securities Risk

Below investment grade fixed-income securities, also known as "junk bonds," are rated below investment grade quality and may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. To be considered rated below investment grade quality, none of the three major rating agencies (Moody's, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the portfolio managers have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in below investment grade fixed-income securities, be more dependent upon the portfolio managers' credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment grade fixed-income securities will fluctuate. If the issuer of below investment grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery.

Credit/Counterparty Risk

Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearinghouse, are not available in connection with over-the-counter ("OTC") derivatives transactions, such as foreign currency transactions. As a result, when the Fund enters into OTC derivative transactions, such as foreign currency transactions, the Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains. Additionally, when

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the Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction.

Currency Risk

Fluctuations in the exchange rates between different currencies may negatively affect an investment. The market for some or all currencies may from time to time have low trading volume and become illiquid, which may prevent a Fund from effecting a position or from promptly liquidating unfavorable positions in such markets, thus subjecting a Fund to substantial losses. The Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments and may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies.  The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk

As described herein and in the SAI, the use of derivative instruments (such as those in which the Fund may invest, including futures, forward contracts, foreign currency transactions and options) involves special risks. Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or currency exchange rates. The Fund's use of derivatives involves other risks, such as the credit and counterparty risk relating to a broker, futures commission merchant or other party to a derivative contract (which is greater for over-the-counter-traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with relevant assets, rates or indices, liquidity risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. It is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. When used, derivatives may affect the amount, timing or character of tax distributions payable to, and thus taxes payable by, shareholders.

Emerging Markets Risk

This is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund's performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Rule 144A securities may be less liquid than other equity securities. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk

Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. Below investment grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A fixed-income securities may be less liquid than other fixed-income securities. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

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Foreign Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund's non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments may also cause the value of the Fund's non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund's return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as ADRs. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit and information risks. In addition, foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Because the Fund seeks positive returns that exceed the rate of inflation over time, if the portfolio managers' inflation forecasts are incorrect, the Fund may be more severely impacted than other funds.

Interest Rate Risk

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. A significant change in interest rates could cause the Fund's share price (and the value of your investment) to change. The value of zero-coupon and PIK bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. A period of rising interest rates could negatively impact the performance of the Fund.

Investments in Other Investment Companies Risk

The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses.

Issuer Risk

The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk

Ownership of shares of the Fund may be concentrated in one or a few large investors such as a fund-of-funds or a large group of similarly managed accounts. Such investors may redeem shares in large quantities or on a frequent basis. If a large investor redeems a portion or all of its investment in the Fund or redeems frequently, the Fund may be forced to sell investments at unfavorable times or prices, which can affect the performance of the Fund and may increase realized capital gains. In addition, such transactions may accelerate the realization of taxable income to shareholders if the Fund's sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses or could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratios.

Leverage Risk

Use of derivative instruments may involve leverage. Taking short positions also results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the portfolio managers will seek to manage the Fund's risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the portfolio

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managers may not be successful in this respect. The use of leverage will increase the impact of losses on the Fund's returns, and may lead to significant losses if investments are not successful.

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Funds' investments or in their capacity or willingness to transact may increase the Funds' exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund's investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk

Management risk is the risk that the portfolio managers' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefitted the Fund.

Market Risk

This is the risk that the market value of a security or derivative will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.  The Fund's Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

Non-Diversification Risk

Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's NAV.

Short Exposure Risk

A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment like a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that the Fund will be able to cover its short positions.

Tax Risk

The Fund expects to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. The tax treatment of certain derivative instruments for purposes of the qualification tests applicable to regulated investment companies is unclear and could be subject to an interpretation by the Internal Revenue Service bearing adversely on the Fund's ability to qualify as a regulated investment company, or an adverse court decision. Therefore, the use of such derivative instruments could be limited or could impair the Fund's ability to qualify as a regulated investment company.

U.S. Government Securities Risk

Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Valuation Risk

This is the risk that the Fund has valued certain instruments at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

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Volatility Risk

The success of the Fund's volatility management strategy is subject to the Adviser's ability to forecast volatility in an accurate and timely manner. The Adviser's volatility forecasts may be incorrect, and the allocation changes made by the Adviser in response to volatility forecasts may not achieve the intended effect. Volatility management techniques may result in periods of underperformance, may limit the Fund's ability to participate in rising markets and may increase transaction costs. The Fund's performance may be lower than similar funds that do not use a volatility management strategy.

More Information About the Funds' Strategies

Temporary Defensive Measures

As a temporary defensive measure, a Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high-quality debt securities as it deems appropriate. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Securities Lending
Loomis Sayles Strategic Alpha Fund and McDonnell Intermediate Municipal Bond Fund eachmay lend a portion of portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the SAI for details. If a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to each Fund, although a Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

In addition, any investment of cash is generally at the sole risk of the Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund's risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund's securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.

Percentage Investment Limitations

Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Portfolio Holdings

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the section "Portfolio Holdings Information" in the SAI.

A "snapshot" of each Fund's investments may be found in its annual and semiannual reports. In addition, a list of each Fund's full portfolio holdings, which is updated monthly after an aging period of at least 7 days for ASG Global Alternatives Fund, ASG Global Macro Fund, ASG Managed Futures Strategy Fund, and ASG Tactical U.S. Market Fund and 30 days for Gateway Equity Call Premium Fund, Gateway Fund, Loomis Sayles Strategic Alpha Fund, McDonnell Intermediate Municipal Bond Fund and Seeyond Multi-Asset Allocation Fund, is available on the Funds' website at ngam.natixis.com (select the name of the Fund in the "Find a fund" box). These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Loomis Sayles Strategic Alpha Fund's top 10 holdings as of the month-end is generally available within 7 business days after the month-end and a list of the ASG Tactical U.S. Market Fund's top 10 equity holdings as of the month-end is generally available after an aging period of at least 7 days on the Funds' website at ngam.natixis.com (select the name of the Fund in the "Find a fund" box).

Management Team

Meet the Funds' Investment Advisers and Subadvisers

The Natixis Funds family currently includes 31 mutual funds (the "Natixis Funds"). The Natixis Funds family had combined assets of $58.8 billion as of December 31, 2014. Natixis Funds are distributed through NGAM Distribution, L.P. (the "Distributor"). The advisers and subadvisers listed below (except for Natixis AM US) are subsidiaries of Natixis Global Asset Management, L.P. ("Natixis US") and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. Natixis AM US is affiliated with, but not owned by, Natixis US.

Advisers

AlphaSimplex, located at 225 Main Street, Cambridge, Massachusetts 02142, serves as the adviser to the ASG Global Alternatives Fund, the ASG Global Macro Fund, the ASG Managed Futures Strategy Fund and the ASG Tactical U.S. Market Fund. AlphaSimplex was founded in 1999 and specializes in providing quantitative advisory and subadvisory services. As of December 31, 2014, it serves as investment adviser or subadviser with respect to assets of

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$4.86 billion. AlphaSimplex makes investment decisions for the ASG Funds and also provides advisory oversight services to those portions of the ASG Funds managed by subadvisers. AlphaSimplex does not determine what investments will be purchased or sold for those portions of the ASG Funds managed by Subadvisers.

Gateway, located at 312 Walnut Street, Cincinnati, Ohio 45202, serves as the adviser to the Gateway Equity Call Premium Fund and the Gateway Fund. Gateway is a registered investment adviser that specializes in the management of index option-based strategies for high net worth individuals, investment companies, pension and profit sharing plans, charitable organizations and corporations. Gateway and its predecessor organizations have provided investment advisory services since 1977. Gateway had approximately $12.2 billion in assets under management as of December 31, 2014. Gateway makes investment decisions for the Gateway Equity Call Premium Fund and the Gateway Fund.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the adviser to the Loomis Sayles Strategic Alpha Fund.  Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $230.2 billion in assets under management as of December 31, 2014.  Loomis Sayles has an extensive internal research staff. Loomis Sayles makes investment decisions for the Loomis Sayles Strategic Alpha Fund.

NGAM Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the McDonnell Intermediate Municipal Bond Fund. NGAM Advisors is a limited partnership organized in 1995 and has two advisory divisions, Managed Portfolio Advisors ("MPA") and Active Investment Advisors ("AIA"). NGAM Advisors had approximately $14.0 billion in assets under management at December 31, 2014. NGAM Advisors does not determine what investments will be purchased or sold by the McDonnell Intermediate Municipal Bond Fund.

Natixis AM US, located at 399 Boylston Street, Boston, Massachusetts 02116 serves as the adviser to the Seeyond Multi-Asset Allocation Fund. Natixis AM US was formed in 2014 and specializes in globally diversified portfolio management.  As of December 31, 2014, Natixis AM US had $48.7 million in assets under management.  Natixis AM US makes investment decisions for the Seeyond Multi-Asset Allocation Fund.

Natixis AM US has entered into a personnel-sharing arrangement with its Paris-based affiliate, Natixis Asset Management ("NAM"), which is part of Natixis Global Asset Management. With assets under management of €313 billion as of December 31, 2014, NAM ranks among the leading European asset managers. Pursuant to this arrangement, certain employees of NAM, as a "participating affiliate," serve as "associated persons" of Natixis AM US and, in this capacity, are subject to the oversight of Natixis AM US and its Chief Compliance Officer. These associated persons may, on behalf of Natixis AM US, provide discretionary investment management services (including acting as portfolio managers), research and related services to the Seeyond Multi-Asset Allocation Fund in accordance with the investment objectives, policies and limitations set forth in the prospectus and SAI. Unlike Natixis AM US, NAM is not registered as an investment adviser with the Securities and Exchange Commission (the "SEC").  The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions.

The aggregate advisory and subadvisory fees paid by the Funds (including the fees paid by the Funds' Commodity Subsidiaries, if applicable) during the fiscal year ended December 31, 2014, as a percentage of each Fund's average daily net assets, were 1.14% for ASG Global Alternatives Fund, 1.22% for ASG Managed Futures Strategy Fund (after waiver), 0.63% for ASG Tactical U.S. Market Fund (after waiver), 0.56% for Gateway Fund (after waiver), 0.70% for Loomis Sayles Strategic Alpha Fund, and 0.00% for McDonnell Intermediate Municipal Bond Fund (after waiver).

The aggregate advisory and subadvisory fees to be paid by the ASG Global Macro Fund (including the fees paid by the Fund's Commodity Subsidiary) as a percentage of the Fund's average daily net assets is 1.25%. The aggregate advisory fees to be paid by the Gateway Equity Call Premium Fund as a percentage of the Fund's average daily net assets is 0.65%. The aggregate advisory fees to be paid by the Seeyond Multi-Asset Allocation Fund as a percentage of the Fund's average daily net assets is 0.85%.

Subadvisers

NGAM Advisors, (through its division Active Investment Advisors), located at 399 Boylston Street, Boston, Massachusetts 02116, serves as subadviser to the ASG Tactical U.S. Market Fund. NGAM Advisors makes investment decisions with respect to the equity securities portion of the ASG Tactical U.S. Market Fund.

McDonnell, located at 18 W. 140 Butterfield Road, Oakbrook Terrace, Illinois 60181, serves as subadviser to the McDonnell Intermediate Municipal Bond Fund. Originally founded in 2001, McDonnell focuses primarily on providing fixed-income investment management for clients, including investment grade taxable and tax-exempt strategies as well as blended taxable and tax-exempt strategies. As of December 31, 2014, McDonnell had $11.9 billion in assets under management. McDonnell makes investment decisions for the McDonnell Intermediate Municipal Bond Fund.

Reich & Tang, located at 1411 Broadway, 28th Floor, New York, New York 10018, serves as subadviser to the ASG Global Alternatives Fund, the ASG Global Macro Fund, the ASG Managed Futures Strategy Fund and the ASG Tactical U.S. Market Fund. Reich & Tang's origins date back to 1970, and as of December 31, 2014, it is the investment manager, adviser or subadviser with respect to assets in excess of $17.6 billion. Reich & Tang makes investment decisions with respect to the Money Market Portion of the ASG Global Alternatives Fund, ASG Global Macro Fund and ASG Managed Futures Strategy Fund and the Fixed-Income Portion of the ASG Tactical U.S. Market Fund.

Subadvisory Agreements

The Natixis Funds have received an exemptive order from the SEC that permits NGAM Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits NGAM Advisors to enter into new subadvisory agreements

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with subadvisers that are not affiliated with NGAM Advisors without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Natixis Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes within 90 days of such changes.

A discussion of the factors considered by the Board of Trustees in approving the investment advisory contracts for ASG Funds (except the ASG Global Macro Fund), Gateway Fund, Loomis Sayles Strategic Alpha Fund and McDonnell Intermediate Municipal Bond Fund are available in the semiannual reports for the six months ended June 30, 2014 for the Funds. A discussion of the factors considered by the Board of Trustees in approving the investment advisory contracts for ASG Global Macro Fund, Gateway Equity Call Premium Fund and Seeyond Multi-Asset Allocation Fund are available in the annual reports for the twelve months ended December 31, 2014 for the Funds.

Portfolio Trades

In placing portfolio trades, a Fund's adviser or subadviser may use brokerage firms that market the Funds' shares or are affiliated with Natixis US, NGAM Advisors or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Meet the Funds' Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of the indicated Fund's portfolio since the dates stated below.

AlphaSimplex
Andrew W. Lo - Dr. Lo founded AlphaSimplex in 1999 and currently serves as the firm's Chief Investment Strategist. He is also Chairman of AlphaSimplex's Investment Committee and a member of AlphaSimplex's Risk Committee. Dr. Lo has been a co-portfolio manager of each ASG Fund since its inception. Dr. Lo is the Charles E. and Susan T. Harris Professor at Massachusetts Institute of Technology ("MIT") and Director of MIT's Laboratory for Financial Engineering.
Alexander D. Healy - Dr. Healy joined AlphaSimplex in 2007 and currently serves as Director of Strategic Research, focusing on risk management, asset allocation, and non-parametric investment models. Dr. Healy has served as co-portfolio manager of the ASG Tactical U.S. Market Fund since 2013 and each of the ASG Global Alternatives Fund, ASG Global Macro Fund and ASG Managed Futures Strategy Fund since 2014. Dr. Healy received an A.B. in Mathematics and Computer Science in 2002 and a Ph.D. in Theoretical Computer Science in 2007, both from Harvard University.
Peter A. Lee - Mr. Lee joined AlphaSimplex in 2007 and currently serves as Senior Research Scientist for hedge fund beta replication products. Mr. Lee has served as co-portfolio manager of the ASG Global Alternatives Fund since 2010 and as co-portfolio manager of each of the ASG Global Macro Fund, ASG Managed Futures Strategy Fund and ASG Tactical U.S. Market Fund since 2014. Mr. Lee received an A.B. in Applied Mathematics with a secondary field in Economics from Harvard University in 2007.
Philippe P. Lüdi, CFA - Dr. Lüdi joined AlphaSimplex in 2006 and currently serves as Senior Research Scientist, focusing on Global Macro and Global Tactical Asset Allocation strategies. Dr. Lüdi has served as co-portfolio manager of each of the ASG Global Alternatives Fund, ASG Global Macro Fund, ASG Managed Futures Strategy Fund and ASG Tactical U.S. Market Fund since 2014. Dr. Lüdi received the equivalent of an M.A. in Molecular and Computational Biology from the University of Basel in 2000, followed by an M.S. in Statistics in 2002 and a Ph.D. in Bioinformatics in 2006, both from Duke University. Dr. Lüdi holds the designation of Chartered Financial Analyst®.
Robert W. Sinnott - Mr. Sinnott joined AlphaSimplex in 2009 and currently serves as Senior Research Scientist for trend and relative-value models. Mr. Sinnott has served as co-portfolio manager of the ASG Managed Futures Strategy Fund since 2012 and as co-portfolio manager of each of the ASG Global Alternatives Fund, ASG Global Macro Fund and ASG Tactical U.S. Market Fund since 2014. Mr. Sinnott received both an A.B. and A.M. in Statistics from Harvard University.

Gateway
Paul R. Stewart, CFA- Mr. Stewart joined the Predecessor Adviser, Gateway Investment Advisers, L.P. ("Gateway L.P.") in 1995. He served as treasurer of the Gateway Trust through 1999 and as chief financial officer of Gateway L.P. through 2003. He became a senior vice president of Gateway L.P. and began working in the area of portfolio management in 2000. Mr. Stewart was appointed chief investment officer of Gateway L.P. in 2006 and President and CEO of Gateway in 2013 and has served as co-portfolio manager of the Gateway Fund since 2006. Mr. Stewart received a BBA from Ohio University in 1988. He holds the designation of Chartered Financial Analyst®.
Daniel M. Ashcraft, CFA - Daniel M. Ashcraft joined Gateway in 2009 and holds the position of portfolio manager. He has been co-portfolio manager of the Gateway Equity Call Premium Fund since 2014. Prior to joining Gateway, Mr. Ashcraft conducted market research at Longbow Research. Mr. Ashcraft received a B.A. from Miami University of Ohio. He holds the designation of Chartered Financial Analyst®.
Michael T. Buckius, CFA - Mr. Buckius joined Gateway L.P. in 1999 and holds the positions of chief investment officer and senior vice president at Gateway. He has been a co-portfolio manager of the Gateway Equity Call Premium Fund since 2014 and the Gateway Fund since 2008 and serves as co-portfolio manager of several funds sub-advised by Gateway. Mr. Buckius holds a B.A. and M.B.A. in Finance from Loyola College in Baltimore. He holds the designation of Chartered Financial Analyst®.
Kenneth H.Toft, CFA - Mr. Toft joined Gateway L.P. in 1992 and holds the positions of senior vice president and portfolio manager at Gateway. He has been co-portfolio manager of the Gateway Equity Call Premium Fund since 2014 and the Gateway Fund since 2013. Mr. Toft holds a B.A. and M.B.A. from the University of Cincinnati. He holds the designation of Chartered Financial Analyst®.

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Management Team

Loomis Sayles
Matthew J. Eagan, CFA - Mr. Eagan has served as co-portfolio manager of the Loomis Sayles Strategic Alpha Fund since its inception in 2010. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst®and has over 25 years of investment experience.
Kevin P. Kearns - Mr. Kearns has served as co-portfolio manager of the Loomis Sayles Strategic Alpha Fund since its inception in 2010. Mr. Kearns, Vice President of Loomis Sayles, began his investment career in 1986 and joined Loomis Sayles in 2007. Prior to joining Loomis Sayles, he was the director of derivatives, quantitative analysis and risk management at Boldwater Capital Management. Mr. Kearns received a B.S. from Bridgewater State College and an M.B.A. from Bryant College. Mr. Kearns has over 28 years of investment experience.
Todd P. Vandam, CFA - Mr. Vandam has served as co-portfolio manager of the Loomis Sayles Strategic Alpha Fund since its inception in 2010. Mr. Vandam, Vice President of Loomis Sayles, began his investment career and joined Loomis Sayles in 1994. Mr. Vandam received a B.A. from Brown University. He holds the designation of Chartered Financial Analyst®and has over 21 years of investment experience.

McDonnell
Dawn Mangerson - Ms. Mangerson has co-managed the McDonnell Intermediate Municipal Bond Fund since its inception in 2012. Ms. Mangerson, Vice President and Senior Portfolio Manager of McDonnell, joined the firm in 2006. Ms. Mangerson received a B.S. degree in Finance from DePaul University. Ms. Mangerson has over 26 years of investment management experience.
James Grabovac, CFA - Mr. Grabovac has co-managed the McDonnell Intermediate Municipal Bond Fund since its inception in 2012. Mr. Grabovac, Managing Director and Senior Portfolio Manager of McDonnell, joined the firm in 2002. Mr. Grabovac received his B.A. in Economics from Lawrence University and his M.B.A. in Finance from the University of Michigan. Mr. Grabovac holds the designation of Chartered Financial Analyst®and has over 32 years of investment management experience.
Lawrence Jones - Mr. Jones has co-managed the McDonnell Intermediate Municipal Bond Fund since its inception in 2012. Mr. Jones, Portfolio Manager of McDonnell, joined the firm in 2001. Mr. Jones received his B.A. degree in Economics from the University of Iowa. Mr. Jones has over 20 years of investment management experience.
Steve Wlodarski, CFA - Mr. Wlodarski has co-managed the McDonnell Intermediate Municipal Bond Fund since its inception in 2012. Mr. Wlodarski joined the firm in 2001. Mr. Wlodarski completed his B.A. in Economics at Lewis University, and has an M.B.A. in Finance from DePaul University. Mr. Wlodarski holds the designation of Chartered Financial Analyst® and has over 33 years of investment management experience.

NGAM Advisors
Kevin H. Maeda - Mr. Maeda has co-managed the ASG Tactical U.S. Market Fund since its inception in 2013. Mr. Maeda, Chief Investment Officer for the Active Investment Advisors division of NGAM Advisors, joined Active Investment Advisors in 2003. He earned his M.B.A. from the University of California—Los Angeles from 1999 to 2001. In addition to an M.B.A., Mr. Maeda received a B.S. from the University of California—Berkeley. He has over 20 years of investment experience.
Serena V. Stone, CFA - Ms. Stone has co-managed the ASG Tactical U.S. Market Fund since its inception in 2013. Ms. Stone, Assistant Vice President and Portfolio Manager for the Active Investment Advisors division of NGAM Advisors, joined Active Investment Advisors in 2005. Previously, she held the position of Portfolio Associate at McMorgan and Company from 2004 to 2005 and Assistant Portfolio Manager at Fremont Investment Advisors from 2000 to 2004. Ms. Stone received a B.S. from the University of California—Los Angeles. She holds the designation of Chartered Financial Analyst® and has over 14 years of investment experience.

Natixis AM US
Simon Aninat - Mr. Aninat has served as portfolio manager of the Seeyond Multi-Asset Allocation Fund since its inception in 2014. Mr. Aninat began his investment career in 2005 and joined NAM in 2011. Prior to joining NAM, Mr. Aninat worked at Murex, based in Paris, first as a quantitative analyst and then as an interest rates derivatives consultant. In 2007, Mr. Aninat joined the exotic credit trading desk as trader assistant at Societé Génerale. He then spent 4 years in the equity derivatives group at J.P. Morgan, first in London and then in Tokyo, as a volatility trader on the Nikkei and the Topix. Mr. Aninat is a graduate of the French engineering school Ensimag and has over 10 years of investment experience.
Frédéric Babu - Mr. Babu has served as senior portfolio manager of the Seeyond Multi-Asset Allocation Fund since its inception in 2014. Mr. Babu began his investment career in 1995 and joined NAM in 2002 and Natixis AM US in 2014. Prior to joining NAM, Mr. Babu worked at Paresco Inc. in New York as a Risk Controller. From 1997 to 2001, he was responsible for Quantitative Research at Banque CPR's proprietary equity trading department. In 2001, he became deputy manager of LibertyView European Merger Arbitrage Fund at CPRA2M. Mr. Babu is a graduate of the French engineering school Ecole des Mines and has over 20 years of investment experience.
Stéphanie Bigou - Ms. Bigou has served as senior portfolio manager of the Seeyond Multi-Asset Allocation Fund since its inception in 2014. Ms. Bigou began her investment career in 1998 and joined NAM in 2006. Prior to joining NAM, Ms. Bigou worked at BNP Paribas Asset Management as a U.S. equity quantitative analyst. In 2004, Ms. Bigou became an EM economist within BNP's research department. Ms. Bigou then became global strategist and portfolio manager within the asset allocation team at NAM in 2008. Ms. Bigou holds a Master's degree in economics, econometrics & statistics from the Toulouse School of Economics and a Master's degree in applied mathematics and has over 17 years of investment experience.
Jonathan M. Birtwell - Mr. Birtwell has served as associate portfolio manager of the Seeyond Multi-Asset Allocation Fund since August 2014. Mr. Birtwell began his career in 2006 and joined Natixis AM US in 2014. Prior to joining Natixis AM US, Mr. Birtwell worked as a trader, first at Direxion Funds and then at PanAgora Asset Management. Before that Mr. Birtwell was a business development associate at John Hancock Funds/Sovereign Asset Management LLC. Mr. Birtwell is a graduate of Nichols College and has over 6 years of investment experience.

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Didier Jauneaux - Mr. Jauneaux has served as senior portfolio manager of the Seeyond Multi-Asset Allocation Fund since its inception in 2014. Mr. Jauneaux began his investment career in 1983 in the financial reporting department of the Banque Populaire group. In 1995, Mr. Jauneaux became a money market and fixed income portfolio manager. From 1998, Mr. Jauneaux extended his role to asset allocation. In 2005, Mr. Jauneaux became a dynamic money market fund manager within the same group. Mr. Jauneaux holds a financial markets certificate and graduated from the CNAM (Conservatoire national des arts et metiers) and has over 31 years of investment experience.
Frank Trividic - Mr. Trividic has served as senior portfolio manager of the Seeyond Multi-Asset Allocation Fund since its inception in 2014. Mr. Trividic began his investment career in 1993 and joined NAM in 1999. Prior to joining NAM, Mr. Trividic worked as a financial engineer for BNP Paribas. In 1995 he joined Banque de Gestion Privée as a fixed-income and balanced funds manager. Mr. Trividic was then appointed head of the quantitative fixed-income analysis team at NAM in 2003. Mr. Trividic then became head of total return management at NAM in 2007. Mr. Trividic holds a Master's degree in applied mathematics from the French business school Hautes Etudes Commerciales (HEC) and has over 22 years of investment experience.
Yufeng Xie - Mr. Xie has served as portfolio manager of the Seeyond Multi-Asset Allocation Fund since its inception in 2014. Mr. Xie began his career in 2007 and joined NAM the same year. Mr. Xie worked as a quantitative analyst on the structured product desk. Mr. Xie contributed towards the development of complex option pricing systems and published research on Constant Proportion Portfolio Insurance (CPPI) and option based investment solutions for clients. In 2011, Mr. Xie became a portfolio manager working on the development and management of volatility based strategies. Mr Xie graduated from Pantheon- Sorbonne University and holds a post graduate degree in financial engineering from Ecole Nationale de la Statistique et de l'Administration Economique (ENSAE) and has over 8 years of investment experience.

Ms. Bigou and Messrs. Aninat, Jauneaux, Trividic and Xie are part of Natixis Asset Management ("NAM"), the parent of Natixis AM US, and provide portfolio management through a personnel-sharing arrangement between NAM and Natixis AM US. All of the portfolio managers are a part of Seeyond, a global investment unit of the Natixis Asset Management organization. Seeyond was created by NAM in 2012 and had €20 billion in assets under management as of December 31, 2014.

Reich & Tang
Robert S. Rickard - Mr. Rickard is a Senior Vice President of Reich & Tang, and head of Portfolio Management and Trading for the Reich & Tang Funds division, which specializes in cash management strategies. Mr. Rickard has been a co-portfolio manager of the ASG Global Alternatives Fund since its inception in 2008, the ASG Global Macro Fund since its inception in 2014, the ASG Managed Futures Strategy Fund since its inception in 2010 and the ASG Tactical U.S. Market Fund since its inception in 2013. Mr. Rickard has focused on the management of short-term assets since joining Reich & Tang's investment staff in 1992. Mr. Rickard holds a Master of Business Administration degree in Finance from Pace University and a Bachelor of Science in Accounting from Siena College.

Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Fund Services

Investing in the Funds

Choosing a Share Class

Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon a number of factors, including the size of your investment and how long you intend to hold your shares. Certain share classes and certain shareholder features may not be available to you if you hold your shares through a financial intermediary. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

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You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

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You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.

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You pay higher expenses than Class N or Class Y shares.

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You do not pay a sales charge if your total investment reaches $1 million or more, but you may pay a charge on redemptions if you redeem these shares within 18 months of purchase.

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The Gateway Fund acquired the assets and liabilities of the Gateway Predecessor Fund in a Reorganization on February 15, 2008. If you held shares of the Gateway Predecessor Fund in your existing account as of the date of the Reorganization, you are eligible to purchase additional Class A shares of the Gateway Fund without a sales charge or a contingent deferred sales charge ("CDSC") through your existing account, provided you have held fund shares in your existing account since that date.

Due to operational limitations at your financial intermediary, a sales charge or CDSC may be assessed unless you inform the financial intermediary at the time you make any additional purchase that you were a shareholder of the Gateway Predecessor Fund and are eligible to purchase Class A shares without a sales

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charge or CDSC. Notwithstanding the foregoing, former shareholders of the Gateway Predecessor Fund may not be eligible to purchase shares at NAV through a financial intermediary if the nature of your relationship with, and/or the services you receive from, the financial intermediary changes. Please consult your financial representative for further details.

Class C Shares

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You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

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You pay higher annual expenses than Class A, Class N and Class Y shares.

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You may pay a sales charge on redemptions if you sell your Class C shares within one year of purchase.

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Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within 18 months of purchase.

Class N Shares

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The shares are available to a limited type of investor. See the section "Purchase and Sale of Fund Shares."

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You have no minimum initial investment.

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You do not pay a sales charge when you buy Class N shares. All of your money goes to work for you right away.

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You do not pay a sales charge on redemptions.

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You may pay lower annual expenses than Class A, Class C and Class Y shares, giving you the potential for higher returns per share.

Class Y Shares

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The shares are available to a limited type of investor. See the section "Purchase and Sale of Fund Shares."

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You have a minimum initial investment of $100,000. There are several ways to waive this minimum. See the section "Purchase and Sale of Fund Shares."

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You do not pay a sales charge when you buy Class Y shares. All of your money goes to work for you right away.

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You do not pay a sales charge on redemptions.

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You pay lower annual expenses than Class A and Class C shares, giving you the potential for higher returns per share.

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You may pay higher annual expenses than Class N shares.

For information about a Fund's expenses, see the section "Fund Fees & Expenses" in each Fund Summary.

Certificates

Certificates will not be issued or honored for any class of shares.

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How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value ("NAV") plus a sales charge (sometimes called a "front-end sales charge"), which varies depending upon the size of your purchase:

Class A Sales Charges*
	All Funds Except Loomis Sayles Strategic Alpha Fund, McDonnell Intermediate Municipal Bond Fund			Loomis Sayles Strategic Alpha Fund
Your Investment	As a % of offering price	As a % of your investment	Your Investment	As a % of offering price	As a % of your investment
Less than $50,000	5.75%	6.10%	Less than $100,000	4.50%	4.71%
$50,000 – $99,999	4.50%	4.71%	$100,000 – $249,999	3.50%	3.63%
$100,000 – $249,999	3.50%	3.63%	$250,000 – $499,999	2.50%	2.56%
$250,000 – $499,999	2.50%	2.56%	$500,000 – $999,999	2.00%	2.04%
$500,000 – $999,999	2.00%	2.04%	$1,000,000 or more**	0.00%	0.00%
$1,000,000 or more**	0.00%	0.00%

	McDonnell Intermediate Municipal Bond Fund
Your Investment	As a % of offering price	As a % of your investment
Less than $100,000	3.50%	3.63%
$100,000 – $249,999	3.00%	3.09%
$250,000 – $499,999	2.25%	2.30%
$500,000 – $999,999	1.75%	1.78%
$1,000,000 or more**	0.00%	0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

 * Not imposed on shares that are purchased with reinvested dividends or other distributions.

 ** For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within 18 months of the date of purchase. See the section "How the CDSC is Applied to Your Shares".

Investors who were Gateway Predecessor Fund shareholders as of the date of the Reorganization may purchase additional Class A shares of the Gateway Fund for their accounts existing as of the date of the Reorganization without the imposition of an initial sales charge or a CDSC.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints of the Funds. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts that hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds' website at ngam.natixis.com (click on "Sales Charges" at the bottom of the home page) or in the SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:

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Letter of Intent — By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more (or $100,000 or more into Loomis Sayles Strategic Alpha Fund or McDonnell Intermediate Municipal Bond Fund) within 13 months.

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Cumulative Purchase Discount — You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. Certain shares held through Loomis Sayles Distributors, L.P. may not be eligible for this privilege. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Fund.

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Combining Accounts — This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

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Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

Certain Retirement Plan Accounts: The Distributor may, at its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge. In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings Incentive Match Plan for Employees ("SIMPLE IRA") contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

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Clients of a financial intermediary that has entered into an agreement with the Distributor and has been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

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Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

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Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor (this also applies to spouses and children under the age of 21 of those mentioned);

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Fund trustees, former trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

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Participants in certain employer-sponsored retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific financial intermediary; consult your financial adviser;

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Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;

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Investors who were Gateway Predecessor Fund shareholders as of the date of the Reorganization (see the section "Choosing a Share Class");

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Clients of an adviser or subadviser to any Natixis Fund with investments of $25,000 or more in the Natixis Funds; and

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Clients of NGAM Advisors that invest in a Natixis Fund that does not offer Class Y shares.

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase. Due to operational limitations at your financial intermediary, a sales charge or a CDSC may be assessed; please consult your financial representative.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of a Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by returning your original redemption check or sending a new check for some or all of the redemption amount. Please note: for U.S. federal income tax purposes, a redemption generally is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3) due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions at age 70 ½ (applies only to the amount necessary to meet the required minimum distributions).

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

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Class C Shares

The offering price of Class C shares is their NAV without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund.

Class C Contingent Deferred Sales Charges

Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3) due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions at age 70 ½ (applies only to the amount necessary to meet the required minimum distributions).

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:

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 Is calculated based on the number of shares you are selling;

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 Calculation is based on either your original purchase price or the current NAV of the shares being sold, whichever is lower in order to minimize your CDSC;

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 Is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and

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Applies to redemptions made within the time frame shown above for each class.

A CDSC will not be charged on:

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Increases in NAV above the purchase price;

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Shares you acquired by reinvesting your dividends or capital gains distributions; or

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Exchanges. However, the original purchase date of the shares from which the exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

To minimize the amount of the CDSC you may pay when you redeem shares, the relevant Fund will first redeem shares acquired through reinvested dividends and capital gain distributions. Shares will be sold in the order in which they were purchased (earliest to latest).

Class N and Class Y Shares

The offering price of Class N and Class Y shares is their NAV without a front-end load sales charge.  No CDSC applies when you redeem your shares.  You must meet eligibility criteria in order to invest in Class N or Class Y shares.

Compensation to Securities Dealers

As part of its business strategies, each Fund pays securities dealers and other financial institutions (collectively, "dealers") that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section "How Sales Charges Are Calculated" and dealer commissions are disclosed in the SAI. Class A and Class C shares pay an annual service fee each of 0.25% of their respective average daily net assets.  Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The SAI includes additional information about the payment of some or all of such fees to dealers. Because these distribution fees and service (12b-1) fees are paid out of each Fund's assets on an ongoing basis, over time these fees for  Class C  shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A shares. Similarly, over time the fees for Class A shares will increase the cost of your investment and will cost you more than an investment in Class N shares or Class Y shares.

In addition, each Fund may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus accounts, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing ("recordkeeping and processing-related services"). The actual payments, and the services provided, vary from firm to firm. These fees are paid by each Fund (with the exception of Class N shares,

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which do not bear such expenses) in light of the fact that other costs may be avoided by each Fund where the intermediary, not each Fund's service provider, provides services to Fund shareholders.

The Distributor, a Fund's Adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares; such payments will not be made with respect to Class N shares. These payments may be in addition to payments made by each Fund for similar services.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries.

It's Easy to Open an Account

To Open an Account with Natixis Funds:

1.

Read this Prospectus carefully. Each Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number. U.S. citizens living abroad are not allowed to purchase shares in the Funds.

2.

Determine how much you wish to invest. See the information regarding investment minimums for accounts in the section "Purchase and Sale of Fund Shares."

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For Class A and Class C Shares, the Distributor, at its sole discretion, may lower investment minimums for accounts associated with wrap fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds' prototype document. For Class Y, minimums are waived for such accounts.

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The Distributor, at its sole discretion, may waive the investment minimums for new accounts being established into existing Corporate Retirement Plans and existing SEP-IRA, SARSEP, SIMPLE and Keogh Plans using the Natixis Funds' prototype document.

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The Funds are not available to new SIMPLE IRA plans.

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Class A and Class Y shares of the Funds are available to Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) with no initial or subsequent investment minimum.

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At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Class Y shares of a Fund below the stated minimums. At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Loomis Sayles Strategic Alpha Fund below stated minimums.

3.

Complete the appropriate parts of the applicable account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.

Use the sections of this Prospectus that follow as your guide for purchasing shares.

Minimum Balance Policy

(Excludes Class N and Class Y shares)

In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis each Fund may close an account and send the account holder the proceeds if the account falls below $50 for direct accounts and $500 for networked accounts. The valuation of account balances for this purpose and liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year.

Certain accounts, such as accounts using the Natixis Funds' prototype document (including IRAs, Keogh Plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with wrap fee programs or defined contribution plans, are excepted from the liquidation. However, the Funds reserve the right to liquidate any account with a balance of one share or less regardless of the account type.

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Self-Servicing Your Account

(Excludes Class N shares)

Buying or selling shares is easy with the services described below (certain restrictions may apply):

Natixis Funds Personal Access Line®

800-225-5478, press 1

Natixis Funds Website:

ngam.natixis.com

You have access to your account 24 hours a day by calling the Personal Access Line® from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

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purchase, exchange or redeem shares in your existing accounts;

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review your account balance, recent transactions, current net asset value per share and recent performance;

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order duplicate account statements; and

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obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Buying Shares

Each fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands.  Except to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.  U.S. citizens living abroad are not allowed to purchase shares in the Funds. Class N shares are offered exclusively through intermediaries (who will be the record owner of such shares), are intended primarily for certain retirement plans held in omnibus fashion, and are not available for purchase by individual investors. Class N shares are not eligible to be exchanged or purchased through the website or through the Personal Access Line®.

	Opening an Account	Adding to an Account
Through Your Investment Dealer	■ Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or servicing fee in connection with the purchase of Fund shares.
By Mail

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Make out a check in U.S. dollars for the investment amount, payable to "Natixis Funds." Third party checks, "starter" checks and credit card convenience checks will not be accepted.

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Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address,  330 West 9th Street, Kansas City, MO 64105-1514.

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Redemption proceeds may not be available immediately upon redemption of shares purchased by check. See the section "Selling Restrictions."

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Make out a check in U.S. dollars for the investment amount, payable to "Natixis Funds."  Third party checks, "starter" checks and credit card convenience checks will not be accepted.  Uncashed redemption checks from your account may be accepted.

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Complete the investment slip from an account statement or include a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).

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Redemption proceeds may not be available immediately upon the redemption of shares purchased by check.  See the section "Selling Restrictions."

By Exchange (See the section "Exchanging Shares" for more details.)

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Call your investment dealer or Natixis Funds at 800-225-5478 or visit ngam.natixis.com to 1) obtain a current prospectus for the fund into which you are exchanging and 2) request an exchange.

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In writing: Mail request to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address,  330 West 9th Street, Kansas City, MO 64105-1514.

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Call your investment dealer or Natixis Funds at 800-225-5478 or visit ngam.natixis.com to request an exchange.

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In writing: Mail request to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address,  330 West 9th Street, Kansas City, MO 64105-1514.

By Wire

■

For Class Y shares only, mail your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579. Call Natixis Funds at (800) 225-5478 to obtain an account number and wire transfer instructions. Your bank may charge you for such a transfer.

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Call Natixis Funds at (800) 225-5478 to obtain wire transfer instructions. At the time of the wire transfer, you will need to include the Fund name, your class of shares, your account number and the registered account owner name(s).  Your bank may charge you for such a transfer.

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Through Automated Clearing House ("ACH")	■ Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. ■ Ask your bank or credit union whether it is a member of the ACH system.

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Call Natixis Funds at 800-225-5478 or visit ngam.natixis.com to add shares to your account through ACH.

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If you have not signed up for the ACH system, please call Natixis Funds or visit ngam.natixis.com for a Service Options Form.  A medallion signature guarantee may be required to add this privilege.

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Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH.  See the section "Selling Restrictions."

Automatic Investing Through Investment Builder

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Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your account application.  The Fund minimum must be met in order to establish an account.

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Ask your bank or credit union whether it is a member of the ACH system.

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If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit ngam.natixis.com for a Service Options Form.  A medallion signature guarantee may be required to add this privilege.

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See the section "Additional Investor Services."

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Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section "Selling Restrictions."

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. Redemption proceeds may not be available immediately upon redemption for shares purchased by check, through ACH or Investment Builder. See the section "Restrictions on Buying, Selling and Exchanging Shares." Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.

Redemptions of more than $100,000 cannot be processed on the same day unless the proceeds of the redemption are sent via pre-established banking information on the account. Please see the "Selling Shares in Writing" section for more information.

Through Your Investment Dealer	■ Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.
By Mail

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Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."

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The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

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Mail your request by regular mail to  Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by  registered,  express or  certified mail to  Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.

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Proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the sections "Selling Shares in Writing" and "Selling Restrictions."

By Exchange (See the section "Exchanging Shares" for more details.)

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Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit ngam.natixis.com.

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Call Natixis Funds or visit ngam.natixis.com to request an exchange.

By Wire

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Complete the "Bank Information" section on your account application.

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Call Natixis Funds at 800-225-5478, visit ngam.natixis.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

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Proceeds (less any applicable CDSC) will generally be wired on the next business day, although it may take longer. See the sections "Selling Shares in Writing" and "Selling Restrictions." A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire. If you have not signed up for banking information on your application, please call Natixis Funds at 800-225-5478 or visit ngam.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

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Fund Services

Through ACH

■

Ask your bank or credit union whether it is a member of the ACH system.

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Complete the "Bank Information" section on your account application.

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If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit ngam.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

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Call Natixis Funds or visit ngam.natixis.com to request an ACH redemption or indicate in your redemption letter that you wish to have your proceeds sent to your bank through ACH.

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Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days, although it may take longer. See the sections "Selling Shares in Writing" and "Selling Restrictions."

By Telephone

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Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds (less any applicable CDSC) by mail, by wire or through ACH (see above), subject to certain restrictions. See the sections "Selling Shares in Writing" and "Selling Restrictions."

■

Redemptions by check in the amount greater than $100,000 must be done in writing.

By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)	■ Call Natixis Funds at 800-225-5478 or your financial representative for more information.

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:

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your address of record or bank account information has been changed within the past 30 days;

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you are selling more than $100,000 worth of shares and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to a new custodian);

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a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

■

the proceeds are sent by wire or ACH to a bank account not already on file with the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:

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a financial representative or securities dealer;

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a federal savings bank, cooperative or other type of bank;

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a savings and loan or other thrift institution;

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a credit union; or

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a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

In general, you may exchange Class A, Class C, Class N or Class Y shares of each Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC, if applicable (see the sections "Buying Shares" and "Selling Shares") subject to restrictions noted below. The exchange will be subject to investment minimums. Once the fund minimum is met, exchanges under the Automatic Exchange Plan must be made for at least $100 (see the section "Additional Investor Services"). In addition, Gateway Fund shareholders who were shareholders of the Gateway Predecessor Fund as of the date of the Reorganization and (1) whose account value is $100,000 or more or (2) whose account otherwise meets the eligibility requirements for Class Y may exchange their Class A shares for Class Y shares of the Fund. Such an exchange of Class A for Class Y shares of the Fund by a former shareholder of the Gateway Predecessor Fund generally should not be a taxable event for U.S. federal income tax purposes. You may exchange Class Y shares of a Fund, subject to minimum investment requirements, for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares subject to certain restrictions noted below. The exchange must be for at least the minimum to open an account. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please

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Fund Services

read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares.

In certain limited circumstances, accounts participating in wrap fee programs or held through a registered investment adviser may exchange Class Y shares of a Fund for Class A shares of the same Fund. Class Y shares may be converted to Class A shares of the same Fund if the Class Y shares are held in an investment option or program that no longer permits the use of Class Y shares in that option or program or if the shareholder otherwise becomes ineligible to participate in Class Y shares. Exchanges from Class Y shares to Class A shares will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable. In order to exchange shares, a representative of the wrap fee program or a registered investment adviser must follow the procedures set forth by the Distributor.

Accounts participating in or moving into wrap-fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund and may also exchange Class C shares of a fund for Class A shares or Class Y shares of the same fund. Any account with an outstanding CDSC liability will be assessed the CDSC before converting to either Class A or Class Y shares. Accounts converting from Class C shares to Class A shares will not be subject to any Class A sales charges as a result of the initial conversion or any subsequent purchases of Class A shares. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Class A shares of a fund acquired by Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds, individuals who are affiliated with any Natixis Fund (including spouses, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned), Natixis and Natixis affiliate benefit plans (collectively, "Natixis affiliated shareholders") may be exchanged for Class Y shares of the same fund without payment of a CDSC.

Class A or Class Y shares of a Fund held in an omnibus fashion by employer-sponsored retirement plans may be exchanged for Class N shares of the same Fund. Any account with an outstanding CDSC liability will be assessed the CDSC before converting to Class N shares. In order to exchange shares, a representative of the employer-sponsored retirement plan must follow the procedures set forth by the Distributor.

Due to operational limitations at your financial intermediary, your ability to exchange between share classes of the same fund may be limited. Please consult your financial representative for more information.

Cost Basis Reporting. Upon the redemption or exchange of your shares in a Fund, the Fund, or, if you purchased your shares through a broker-dealer or other financial intermediary, your financial intermediary will be required to provide you and the Internal Revenue Service ("IRS") with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged.  This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012.  Please contact the Fund at 800-225-5478, visit ngam.natixis.com or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax adviser to determine which available cost basis method is best for you.

Restrictions on Buying, Selling and Exchanging Shares

The Funds discourage excessive short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of each Fund's portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, below investment grade securities or small-cap securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under "Selling Shares."

Limits on Frequent Trading. Excessive trading activity in a Fund is measured by the number of round trip transactions in a shareholder's account. A round trip is defined as (1) a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund; or (2) a redemption (including a redemption by exchange) out of a Fund followed by a purchase (including a purchase by exchange) of any amount into the same Fund. Two round trip transactions in a single Fund within a rolling 90-day period is considered to be excessive and will constitute a violation of the Fund's trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and/or his or her financial intermediary, if any, a written warning. After the detection of a second violation (i.e., two more round trip transactions in the Fund within a rolling 90-day period), the Fund or the Distributor will restrict the account from making subsequent purchases (including purchases by exchange) for 90 days. After the detection of a third violation, the Fund or the Distributor will permanently restrict the account and any other accounts under the shareholder's control in any Natixis Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that a Fund and the Distributor may consider to be excessive and, at its discretion, a Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries.

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the

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generally applicable policies described above. Each Fund may choose to rely on a financial intermediary's restrictions on frequent trading in place of the Fund's own restrictions if the Fund determines, at its discretion, that the financial intermediary's restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Fund or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund's frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund's opinion are not vehicles for market timing and are not likely to engage in abusive trading.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, a Fund and the Distributor, as well as an adviser to a Fund may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that, while not necessarily in violation of the Fund's stated policies on frequent trading, are harmful to a Fund or its shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder's trading activity.

Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary maintains the record of a Fund's underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If a Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund's policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all trading practices that may disadvantage a Fund.

Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

Selling Restrictions

The table below describes restrictions placed on selling shares of a Fund.  Please see the SAI for additional information regarding redemption payment policies.

Restriction	Situation
Each Fund may suspend the right of redemption or postpone payment for more than 7 days:

■

When the New York Stock Exchange (the "NYSE") is closed (other than a weekend/holiday) as permitted by the SEC.

■

During an emergency as permitted by the SEC.

■

During any other period permitted by the SEC.

Each Fund reserves the right to suspend account services or refuse transaction requests:	■ With a notice of a dispute between registered owners or death of a registered owner. ■ With suspicion/evidence of a fraudulent act.

Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:

■ When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the Adviser or Subadviser.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	■ When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.

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Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash.

How Fund Shares Are Priced

NAV is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:

■

A share's NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE") on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. A Fund's shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

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The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent, Boston Financial Data Services, Inc., "in good order" (meaning that the order is complete and contains all necessary information).1

■

Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day's NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before a Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to a Fund.

■

If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.

[1]	Please see the section "Buying Shares," which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the Adviser and Subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser or Subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

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Equity securities (including closed-end investment companies and exchange-traded funds ("ETFs")), exchange traded notes, rights, and warrants — last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In the event that a sale price or bid quotation is unavailable, unlisted equity securities (except unlisted preferred equity securities discussed below) are valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.  In the event that a sale price or bid quotation is unavailable, unlisted equity securities (except unlisted preferred equity securities discussed below) are valued using evaluated bids furnished by an independent pricing service, if available.  Valuations from foreign markets are subject to the Funds' fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

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Debt securities and unlisted preferred equity securities — evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

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Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

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Bilateral Swaps — bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps and bilateral standardized index total return swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

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Centrally Cleared Swaps — settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

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Options — domestic exchange-traded single name equity options contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on domestic indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange

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("CBOE"). Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. OTC currency options and swaptions are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Other OTC options contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. Under normal market conditions, the Gateway Fund and the Gateway Equity Call Premium Fund will generally consider the value of domestic exchange-traded ® S&P 500 index options determined at the close of trading on the CBOE (normally 4:15 p.m., Eastern Time) to be the value at the close of the NYSE ® (normally 4:00 p.m., Eastern Time). However, if a significant change in the value of the S&P 500 contracts is considered to have occurred between the close of the NYSE and the close of the CBOE, the Gateway Fund and the Gateway Equity Call Premium Fund will consider the closing price on the CBOE to ® ® not reflect the value of the S&P 500 index options at the close of the NYSE. In such circumstances the S&P 500 index options will be fair valued by or ® pursuant to procedures approved by the Board. On the last business day of the month, the funds will fair value S&P 500 index options using the closing rotation values published by the CBOE. Valuations from foreign markets are subject to the Funds' fair value policies described below.

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Futures — current settlement price on the exchange on which the Adviser or Subadviser believes that, over time, they are traded most extensively.  Valuations from foreign markets are subject to the Funds' fair value policies described below.

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Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser or Subadviser pursuant to procedures approved by the Board of Trustees. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund's NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds' NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds' portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

Dividends and Distributions

The Funds generally distribute annually all or substantially all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any capital loss carryovers.  To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.

Dividend Payment Schedule
Annually	Quarterly	Daily
ASG Global Alternatives Fund	Gateway Equity Call Premium Fund	McDonnell Intermediate Municipal Bond Fund *
ASG Global Macro Fund	Gateway Fund
ASG Managed Futures Strategy Fund	Loomis Sayles Strategic Alpha Fund
ASG Tactical U.S. Market Fund
Seeyond Multi-Asset Allocation Fund
*	Declares dividends for each class daily and pays them monthly.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV unless you select one of the following alternatives:

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Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about the program, see the section "Additional Investor Services."

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Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund; or

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Receive all distributions in cash.

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Fund Services

If a dividend or capital gain distribution check remains uncashed for six months and your account is still open, each Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your U.S. federal income tax return. This information will also be reported to the IRS. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any non-U.S., state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify each year for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders.

Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses and that are properly reported by the Fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

Distributions of investment income properly reported by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income. Dividends received by the Fund from foreign corporations that are not eligible for the benefits of a comprehensive income tax treaty with the U.S. (other than dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) will not be treated as qualified dividend income, and hence will not increase the amount of a Fund's distributions that may be reported as qualified dividend income.

The McDonnell Intermediate Municipal Bond Fund generally expects to distribute "exempt-interest dividends." Distributions that the Fund properly reports to you as exempt-interest dividends are generally not subject to federal income taxation, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Distributions by the McDonnell Intermediate Municipal Bond Fund other than exempt-interest dividends generally will be taxable to you as ordinary income or as long-term capital gain. If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the McDonnell Intermediate Municipal Bond Fund may have on the federal taxation of your benefits.

A 3.8% Medicare contribution tax is imposed on the net investment income of individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends but not including exempt-interest dividends, paid by a Fund, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund.

Fund distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund's NAV reflects gains that are either unrealized or realized but not distributed.

Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund will advise shareholders annually of the proportion of its dividends that are derived from such interest.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable, although distributions by retirement plans to their participants may be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from the plan.

Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a

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Fund Services

shareholder on a redemption, sale, exchange or other disposition of Fund shares will generally be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains are generally taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

Taxation of Certain Fund Investments.  A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Each Fund generally does not expect that its shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. In addition, a Fund's investments in foreign securities or foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions to shareholders.

A Fund's investments in certain debt obligations (such as those issued with "OID" or accrued with market discount, as described in the SAI), derivatives, or REITs may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code. In addition, a Fund's investments in derivatives may affect the amount, timing or character of distributions to shareholders. In particular, a Fund's transactions in options or other derivatives or short sales may cause a larger portion of distributions to be taxable to shareholders as ordinary income than would be the case absent such transactions.

A Fund's ability to invest directly in commodities and commodities-related investments is limited by the requirement that at least 90 percent of a regulated investment company's income must consist of certain types of "qualifying income." Accordingly, each of ASG Global Alternatives Fund, ASG Global Macro Fund and ASG Managed Futures Strategy Fund has invested, and intends to continue to invest, in a wholly-owned Cayman Islands subsidiary that will in turn make such investments. Each of these Funds has either obtained a private letter ruling from the IRS to the effect that income of its subsidiary that is attributed to the Fund will be qualifying income or otherwise intends to operate in a manner such that it satisfies the 90% qualifying income requirement.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder if the shareholder does not furnish to the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is 28%.

Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in a Fund.

You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes.

Additional Investor Services

Retirement Plans

Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs and SEPs. Refer to the section "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is Natixis Funds' automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund subject to the eligibility requirements of that other fund and to state securities law requirements. The fund minimum must be met in the new fund prior to establishing the dividend diversification program. Shares will be purchased at the selected fund's NAV without a front-end sales charge or CDSC on the ex dividend date. Before establishing a Dividend Diversification Program into any other Natixis Fund, please read its prospectus carefully.

Automatic Exchange Plan

Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund. The fund minimum must be met prior to establishing an automatic exchange plan. There is no fee for exchanges made under this plan. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from a Fund on a regular schedule. Redemptions of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC, however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

Natixis Funds Personal Access Line®

106

Prior Related Performance Information

(Excludes Class N shares)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line® to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Website

(Excludes Class N shares)

Visit us at ngam.natixis.com to review your account balance and recent transactions, to view current net asset value per share and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Prior Related Performance Information

McDonnell Intermediate Municipal Bond Fund - Prior Performance of Subadviser's Similarly Managed Accounts

The following table sets forth historical performance information for the institutional accounts managed by McDonnell (the "Composite") that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the Fund.

The Composite data is provided to illustrate the past performance of McDonnell in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The accounts in the Composite are separate and distinct from the Fund; its performance is not intended as a substitute for the Fund's performance and should not be considered a prediction of the future performance of the Fund or of McDonnell.

The Composite's returns were calculated on a total return basis, include all dividends and interest, accrued income and realized and unrealized gains and losses, and assume the reinvestment of earnings. All returns reflect the deduction of brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. "Net of Fees" figures also reflect the deduction of investment advisory fees. The Composite includes all actual discretionary institutional accounts with minimum assets of $5 million managed by McDonnell for at least two full months that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The Composite may include both tax-exempt and taxable accounts.

Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the Composite combine the individual accounts' returns (calculated on a time-weighted rate of return basis that is revalued daily) by asset-weighting each account's asset value as of the beginning of the month.

The institutional accounts that are included in the Composite may be subject to lower expenses than the Fund and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite would have been less favorable had it been subject to the same expenses as the Fund or had it been regulated as an investment company under the federal securities laws.

The returns set forth below may not be representative of the results that may be achieved by the Fund in the future, in part because the past results are not necessarily indicative of future results. In addition, the results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions, market conditions and other factors. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax that may have been payable.

The table below shows the annual total returns for the Composite, and a broad-based securities market index for periods ended December 31, 2014.

McDonnell's Prior Performance of Similar Accounts Relating to the Fund

Average Annual Total Returns (for the periods ended December 31, 2014)	Past 1 Year	Past 5 Years	Since Inception (9/1/05)
McDonnell 3-15 Year National Municipal Composite (Net of Fees)	6.52%	4.08%	4.26%
McDonnell 3-15 Year National Municipal Composite (Gross of Fees)	6.94%	4.50%	4.67%
Barclays 3-15 Year Blend Municipal Bond Index	6.96%	4.67%	4.67%

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Financial Performance

Gateway Equity Call Premium Fund - Prior Performance of Adviser's Similarly Managed Accounts

The following table sets forth historical performance information for the institutional accounts managed by Gateway that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the Fund (the "Composite").

The Composite data is provided to illustrate the past performance of Gateway in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Fund. The accounts in the Composite are separate and distinct from the Fund; its performance is not intended as a substitute for the Fund's performance and should not be considered a prediction of the future performance of the Fund or of Gateway.

The Composite's returns were calculated on a total return basis, include all dividends and interest, accrued income and realized and unrealized gains and losses, and assume the reinvestment of earnings. All returns reflect the deduction of brokerage commissions and execution costs paid by the accounts, without provision for federal or state income taxes. "Net of Fees" figures also reflect the deduction of investment advisory fees.  The Composite includes all actual discretionary accounts managed by Gateway for at least one full month that have investment objectives, policies, strategies, risks and investment restrictions substantially similar to those of the Fund. The Composite may include both tax-exempt and taxable accounts.

Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the Composite combine the individual accounts' returns (calculated on a time-weighted rate of return basis that is revalued daily) by asset-weighting each account's asset value as of the beginning of the month.

The accounts that are included in the Composite may be subject to lower expenses than the Fund and may not be subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite would have been less favorable had it been subject to the same expenses as the Fund or had it been regulated as an investment company under the federal securities laws.

The returns set forth below may not be representative of the results that may be achieved by the Fund in the future, in part because the past results are not necessarily indicative of future results. In addition, the results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions, market conditions and other factors. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax that may have been payable.

The table below shows the annual total returns for the Composite, and two broad-based securities market indices for periods ended December 31, 2014:

Gateway's Prior Performance of Similar Accounts Relating to the Fund

Average Annual Total Returns (for the periods ended December 31, 2014)	Past 1 Year	Past 5 Years	Since Inception (4/1/08)
Composite (Net of Fees)	7.03%	9.85%	5.70%
Composite (Gross of Fees)	7.64%	10.62%	6.45%
CBOE S&P 500 BuyWrite Index (BXMSM)	5.64%	7.09%	4.09%
S&P 500® Index	13.69%	15.45%	9.14%

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Funds' annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

108

Financial Performance

For a share outstanding throughout each period.

ASG Global Alternatives Fund (Consolidated*)
	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$11.33	$10.62	$10.26		$10.67	$10.39
Income (loss) from Investment Operations:
Net investment loss(a)	(0.15)	(0.15)	(0.14)		(0.14)	(0.14)
Net realized and unrealized gain (loss)	0.53	1.79	0.50		(0.21)	0.86
Total from Investment Operations	0.38	1.64	0.36		(0.35)	0.72
Less Distributions From:
Net investment income	—	(0.02)	—		—	(0.00	)(b)
Net realized capital gains	(0.59)	(0.91)	—		(0.06)	(0.44)
Total Distributions	(0.59)	(0.93)	—		(0.06)	(0.44)
Net asset value, end of the period	$11.12	$11.33	$10.62		$10.26	$10.67
Total return(c)	3.53%	15.69%	3.51%		(3.29)%	6.94	%(d)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$150,462	$189,313	$126,226		$280,353	$204,313
Net expenses, including interest expense	1.55%	1.58%	1.61	%(e)	1.61%	1.61	%(f)
Gross expenses, including interest expense	1.55%	1.58%	1.61	%(e)	1.61%	1.67%
Net expenses, excluding interest expense	1.53%	1.57%	1.60	%(e)	1.60%	1.60	%(f)
Gross expenses, excluding interest expense	1.53%	1.57%	1.60	%(e)	1.60%	1.66%
Net investment loss	(1.34)%	(1.35)%	(1.34)%		(1.34)%	(1.28)%
Portfolio turnover rate(g)	—%	—%	—%		—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

109

Financial Performance

For a share outstanding throughout each period.

ASG Global Alternatives Fund (Consolidated*)
	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$10.92	$10.32	$10.05		$10.53	$10.33
Income (loss) from Investment Operations:
Net investment loss(a)	(0.22)	(0.23)	(0.21)		(0.22)	(0.21)
Net realized and unrealized gain (loss)	0.50	1.74	0.48		(0.20)	0.85
Total from Investment Operations	0.28	1.51	0.27		(0.42)	0.64
Less Distributions From:
Net investment income	—	—	—		—	(0.00	)(b)
Net realized capital gains	(0.59)	(0.91)	—		(0.06)	(0.44)
Total Distributions	(0.59)	(0.91)	—		(0.06)	(0.44)
Net asset value, end of the period	$10.61	$10.92	$10.32		$10.05	$10.53
Total return(c)	2.73%	14.86%	2.69%		(4.00)%	6.21	%(d)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$87,941	$85,323	$71,227		$92,540	$66,832
Net expenses, including interest expense	2.31%	2.33%	2.36	%(e)	2.36%	2.36	%(f)
Gross expenses, including interest expense	2.31%	2.33%	2.36	%(e)	2.36%	2.42%
Net expenses, excluding interest expense	2.28%	2.32%	2.35	%(e)	2.35%	2.35	%(f)
Gross expenses, excluding interest expense	2.28%	2.32%	2.35	%(e)	2.35%	2.42%
Net investment loss	(2.10)%	(2.10)%	(2.10)%		(2.09)%	(2.03)%
Portfolio turnover rate(g)	—%	—%	—%		—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

110

Financial Performance

For a share outstanding throughout each period.

ASG Global Alternatives Fund (Consolidated*)
	Class N
	Year Ended December 31, 2014	Period Ended December 31, 2013**
Net asset value, beginning of the period	$11.42	$11.20
Income (loss) from Investment Operations:
Net investment loss(a)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	0.53	0.99
Total from Investment Operations	0.41	0.90
Less Distributions From:
Net investment income	—	—
Net realized capital gains	(0.59)	(0.68)
Total Distributions	(0.59)	(0.68)
Net asset value, end of the period	$11.24	$11.42
Total return(b)	3.77%	8.05%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$1	$1
Net expenses, including interest expense(c)	1.27%	1.32	%(d)
Gross expenses, including interest expense	7.42%	3.22	%(d)
Net expenses, excluding interest expense(c)	1.25%	1.30	%(d)
Gross expenses, excluding interest expense	7.40%	3.20	%(d)
Net investment loss	(1.07)%	(1.12	)%(d)
Portfolio turnover rate(e)	—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on May 1, 2013 through December 31, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

111

Financial Performance

For a share outstanding throughout each period.

ASG Global Alternatives Fund (Consolidated*)
	Class Y
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$11.43	$10.72	$10.34		$10.72		$10.41
Income (loss) from Investment Operations:
Net investment loss(a)	(0.12)	(0.13)	(0.11)		(0.12)		(0.11)
Net realized and unrealized gain (loss)	0.53	1.82	0.49		(0.20)		0.86
Total from Investment Operations	0.41	1.69	0.38		(0.32)		0.75
Less Distributions From:
Net investment income	—	(0.07)	—		—		(0.00	)(b)
Net realized capital gains	(0.59)	(0.91)	—		(0.06)		(0.44)
Total Distributions	(0.59)	(0.98)	—		(0.06)		(0.44)
Net asset value, end of the period	$11.25	$11.43	$10.72		$10.34		$10.72
Total return	3.77%	16.05%	3.68%		(3.00	)%(c)	7.22	%(c)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$2,786,510	$2,168,502	$1,002,226		$1,071,912		$343,236
Net expenses, including interest expense	1.31%	1.33%	1.36	%(d)	1.36	%(e)	1.36	%(e)
Gross expenses, including interest expense	1.31%	1.33%	1.36	%(d)	1.37%		1.42%
Net expenses, excluding interest expense	1.29%	1.32%	1.35	%(d)	1.35	%(e)	1.35	%(e)
Gross expenses, excluding interest expense	1.29%	1.32%	1.35	%(d)	1.36%		1.41%
Net investment loss	(1.10)%	(1.10)%	(1.10)%		(1.09)%		(1.03)%
Portfolio turnover rate(f)	—%	—%	—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

112

Financial Performance

For a share outstanding throughout each period.

ASG Global Macro Fund (Consolidated*)
	Class A
	Period Ended December 31, 2014**
Net asset value, beginning of the period	$10.00
Income (loss) from Investment Operations:
Net investment loss(a)	(0.01)
Net realized and unrealized gain (loss)	0.11
Total from Investment Operations	0.10
Less Distributions From:
Net investment income	(0.00	)(b)
Net realized capital gains	—
Total Distributions	(0.00)
Net asset value, end of the period	$10.10
Total return(c)(d)	1.01%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$219
Net expenses(e)(f)	1.70%
Gross expenses(f)	5.26%
Net investment loss(f)	(1.55)%
Portfolio turnover rate(g)	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on December 1, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d )	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

113

Financial Performance

For a share outstanding throughout each period.

ASG Global Macro Fund (Consolidated*)
Class C
Period Ended December 31, 2014**
Net asset value, beginning of the period	$10.00
Income (loss) from Investment Operations:
Net investment loss(a)	(0.02)
Net realized and unrealized gain (loss)	0.11
Total from Investment Operations	0.09
Less Distributions From:
Net investment income	—
Net realized capital gains	—
Total Distributions	—
Net asset value, end of the period	$10.09
Total return(b)(c)	0.90%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$1
Net expenses(d)(e)	2.45%
Gross expenses(e)	6.33%
Net investment loss(e)	(2.34)%
Portfolio turnover rate(f)	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on December 1, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

114

Financial Performance

For a share outstanding throughout each period.

ASG Global Macro Fund (Consolidated * )
	Class Y
	Period Ended December 31, 2014**
Net asset value, beginning of the period	$10.00
Income (loss) from Investment Operations:
Net investment loss(a)	(0.01)
Net realized and unrealized gain (loss)	0.11
Total from Investment Operations	0.10
Less Distributions From:
Net investment income	(0.00	)(b)
Net realized capital gains	—
Total Distributions	(0.00)
Net asset value, end of the period	$10.10
Total return(c)	1.02%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$25,523
Net expenses(d)(e)	1.45%
Gross expenses(e)	5.20%
Net investment loss(e)	(1.34)%
Portfolio turnover rate(f)	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on December 1, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

115

Financial Performance

For a share outstanding throughout each period.

ASG Managed Futures Strategy Fund (Consolidated*)
	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010**
Net asset value, beginning of the period	$10.25	$9.11	$10.34	$10.61	$10.00
Income (loss) from Investment Operations:
Net investment loss(a)	(0.16)	(0.14)	(0.14)	(0.16)	(0.07)
Net realized and unrealized gain (loss)	2.37	1.28	(1.00)	0.19 (b)	1.41
Total from Investment Operations	2.21	1.14	(1.14)	0.03	1.34
Less Distributions From:
Net investment income	(0.29)	—	(0.09)	(0.30)	(0.33)
Net realized capital gains	(1.19)	—	—	—	(0.40)
Total Distributions	(1.48)	—	(0.09)	(0.30)	(0.73)
Net asset value, end of the period	$10.98	$10.25	$9.11	$10.34	$10.61
Total return(c)(d)	21.76%	12.51%	(11.09)%	0.25%	13.44%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$137,991	$125,903	$145,729	$312,098	$6,511
Net expenses, including interest expense(e)	1.72%	1.73%	1.73%	1.71%	1.73	%(f)
Gross expenses, including interest expense	1.76%	1.78%	1.80%	1.78%	2.78	%(f)
Net expenses, excluding interest expense(e)	1.70%	1.70%	1.70%	1.70%	1.70	%(f)
Gross expenses, excluding interest expense	1.74%	1.75%	1.77%	1.76%	2.75	%(f)
Net investment loss	(1.53)%	(1.51)%	(1.49)%	(1.47)%	(1.43	)%(f)
Portfolio turnover rate(g)	—%	—%	—%	—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on July 30, 2010 through December 31, 2010.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

116

Financial Performance

For a share outstanding throughout each period.

ASG Managed Futures Strategy Fund (Consolidated*)
	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010**
Net asset value, beginning of the period	$10.03	$8.99	$10.25	$10.58	$10.00
Income (loss) from Investment Operations:
Net investment loss(a)	(0.24)	(0.21)	(0.21)	(0.24)	(0.10)
Net realized and unrealized gain (loss)	2.32	1.25	(0.99)	0.19 (b)	1.40
Total from Investment Operations	2.08	1.04	(1.20)	(0.05)	1.30
Less Distributions From:
Net investment income	(0.23)	—	(0.06)	(0.28)	(0.32)
Net realized capital gains	(1.19)	—	—	—	(0.40)
Total Distributions	(1.42)	—	(0.06)	(0.28)	(0.72)
Net asset value, end of the period	$10.69	$10.03	$8.99	$10.25	$10.58
Total return(c)(d)	21.01%	11.57%	(11.74)%	(0.51)%	13.04%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$33,945	$18,770	$21,891	$24,838	$2,357
Net expenses, including interest expense(e)	2.47%	2.48%	2.48%	2.46%	2.47	%(f)
Gross expenses, including interest expense	2.51%	2.53%	2.55%	2.56%	3.31	%(f)
Net expenses, excluding interest expense(e)	2.45%	2.45%	2.45%	2.45%	2.45	%(f)
Gross expenses, excluding interest expense	2.49%	2.50%	2.52%	2.54%	3.29	%(f)
Net investment loss	(2.28)%	(2.26)%	(2.24)%	(2.22)%	(2.17	)%(f)
Portfolio turnover rate(g)	—%	—%	—%	—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on July 30, 2010 through December 31, 2010.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

117

Financial Performance

For a share outstanding throughout each period.

ASG Managed Futures Strategy Fund (Consolidated*)
	Class Y
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010**
Net asset value, beginning of the period	$10.26	$9.10		$10.34	$10.60	$10.00
Income (loss) from Investment Operations:
Net investment loss(a)	(0.14)	(0.12)		(0.12)	(0.13)	(0.06)
Net realized and unrealized gain (loss)	2.40	1.28		(1.00)	0.19 (b)	1.40
Total from Investment Operations	2.26	1.16		(1.12)	0.06	1.34
Less Distributions From:
Net investment income	(0.32)	(0.00	)(c)	(0.12)	(0.32)	(0.34)
Net realized capital gains	(1.19)	—		—	—	(0.40)
Total Distributions	(1.51)	(0.00)		(0.12)	(0.32)	(0.74)
Net asset value, end of the period	$11.01	$10.26		$9.10	$10.34	$10.60
Total return(d)	22.21%	12.75%		(10.90)%	0.57%	13.39%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$1,363,162	$695,307		$593,013	$410,166	$49,803
Net expenses, including interest expense(e)	1.47%	1.48%		1.48%	1.46%	1.48	%(f)
Gross expenses, including interest expense	1.51%	1.53%		1.56%	1.57%	2.68	%(f)
Net expenses, excluding interest expense(e)	1.45%	1.45%		1.45%	1.45%	1.45	%(f)
Gross expenses, excluding interest expense	1.49%	1.51%		1.52%	1.56%	2.65	%(f)
Net investment loss	(1.28)%	(1.26)%		(1.24)%	(1.22)%	(1.20	)%(f)
Portfolio turnover rate(g)	—%	—%		—%	—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on July 30, 2010 through December 31, 2010.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

118

Financial Performance

For a share outstanding throughout each period.

ASG Tactical U.S. Market Fund
	Class A
	Year Ended December 31, 2014	Period Ended December 31, 2013*
Net asset value, beginning of the period	$11.02	$10.00
Income (loss) from Investment Operations:
Net investment loss(a)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.60	1.31
Total from Investment Operations	1.59	1.30
Less Distributions From:
Net investment income	—	—
Net realized capital gains	(0.76)	(0.28)
Total Distributions	(0.76)	(0.28)
Net asset value, end of the period	$11.85	$11.02
Total return(b)(c)	14.69%	12.96%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$3,089	$29
Net expenses(d)	1.40%	1.40	%(e)
Gross expenses	1.57%	2.21	%(e)
Net investment loss	(0.09)%	(0.38	)%(e)
Portfolio turnover rate	62%	13%

*	From commencement of operations on September 30, 2013 through December 31, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

119

Financial Performance

For a share outstanding throughout each period.

ASG Tactical U.S. Market Fund
	Class C
	Year Ended December 31, 2014	Period Ended December 31, 2013*
Net asset value, beginning of the period	$11.00	$10.00
Income (loss) from Investment Operations:
Net investment loss(a)	(0.10)	(0.03)
Net realized and unrealized gain (loss)	1.59	1.31
Total from Investment Operations	1.49	1.28
Less Distributions From:
Net investment income	—	—
Net realized capital gains	(0.76)	(0.28)
Total Distributions	(0.76)	(0.28)
Net asset value, end of the period	$11.73	$11.00
Total return(b)(c)	13.88%	12.76%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$1,468	$8
Net expenses(d)	2.15%	2.15	%(e)
Gross expenses	2.33%	2.80	%(e)
Net investment loss	(0.86)%	(1.00	)%(e)
Portfolio turnover rate	62%	13%

*	From commencement of operations on September 30, 2013 through December 31, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

120

Financial Performance

For a share outstanding throughout each period.

ASG Tactical U.S. Market Fund
	Class Y
	Year Ended Dcember 31, 2014	Period Ended December 31, 2013*
Net asset value, beginning of the period	$11.03	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)(a)	0.01	(0.00	)(b)
Net realized and unrealized gain (loss)	1.61	1.31
Total from Investment Operations	1.62	1.31
Less Distributions From:
Net investment income	(0.01)	—
Net realized capital gains	(0.76)	(0.28)
Total Distributions	(0.77)	(0.28)
Net asset value, end of the period	$11.88	$11.03
Total return(c)	14.92%	13.06%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$65,042	$22,595
Net expenses(d)	1.15%	1.15	%(e)
Gross expenses	1.32%	1.93	%(e)
Net investment income (loss)	0.10%	(0.13	)%(e)
Portfolio turnover rate	62%	13%

*	From commencement of operations on September 30, 2013 through December 31, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

121

Financial Performance

For a share outstanding throughout each period.

Gateway Equity Call Premium Fund
Class A
Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.02
Net realized and unrealized gain (loss)	(0.02)
Total from Investment Operations	0.00 (b)
Less Distributions From:
Net investment income	(0.04)
Net realized capital gains	—
Total Distributions	(0.04)
Net asset value, end of the period	$9.96
Total return(c)(d)	0.00%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$96
Net expenses(e)(f)	1.20%
Gross expenses(f)	3.69%
Net investment income(f)	0.84%
Portfolio turnover rate	7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

122

Financial Performance

For a share outstanding throughout each period.

Gateway Equity Call Premium Fund
Class C
Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.00 (b)
Net realized and unrealized gain (loss)	(0.01)
Total from Investment Operations	(0.01)
Less Distributions From:
Net investment income	(0.02)
Net realized capital gains	—
Total Distributions	(0.02)
Net asset value, end of the period	$9.97
Total return(c)(d)	(0.12)%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$1
Net expenses(e)(f)	1.95%
Gross expenses(f)	4.37%
Net investment income(f)	0.01%
Portfolio turnover rate	7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

123

Financial Performance

For a share outstanding throughout each period.

Gateway Equity Call Premium Fund
Class Y
Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.02
Net realized and unrealized gain (loss)	(0.01)
Total from Investment Operations	0.01
Less Distributions From:
Net investment income	(0.04)
Net realized capital gains	—
Total Distributions	(0.04)
Net asset value, end of the period	$9.97
Total return(b)	0.13%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$20,815
Net expenses(c)(d)	0.95%
Gross expenses(d)	3.54%
Net investment income(d)	0.99%
Portfolio turnover rate	7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

124

Financial Performance

For a share outstanding throughout each period.

Gateway Fund
	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$29.00	$27.13	$26.40	$26.06	$25.25
Income (loss) from Investment Operations:
Net investment income(a)	0.39	0.43	0.48	0.44	0.40
Net realized and unrealized gain (loss)	0.57	1.82	0.72	0.33	0.81
Total from Investment Operations	0.96	2.25	1.20	0.77	1.21
Less Distributions From:
Net investment income	(0.38)	(0.38)	(0.47)	(0.43)	(0.40)
Net realized capital gains	—	—	—	—	—
Total Distributions	(0.38)	(0.38)	(0.47)	(0.43)	(0.40)
Net asset value, end of the period	$29.58	$29.00	$27.13	$26.40	$26.06
Total return(b)(c)	3.33%	8.39%	4.51%	2.99%	4.83%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$1,976,457	$2,351,788	$2,066,522	$2,208,167	$2,403,629
Net expenses(d)	0.94%	0.94%	0.94%	0.94%	0.94%
Gross expenses	1.02%	1.03%	1.03%	1.04%	1.05%
Net investment income	1.33%	1.51%	1.79%	1.67%	1.59%
Portfolio turnover rate	13%	10%	8%	3%	7%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

125

Financial Performance

For a share outstanding throughout each period.

Gateway Fund
	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$28.90	$27.04	$26.32	$25.98	$25.18
Income (loss) from Investment Operations:
Net investment income(a)	0.17	0.21	0.28	0.24	0.21
Net realized and unrealized gain (loss)	0.57	1.82	0.71	0.33	0.80
Total from Investment Operations	0.74	2.03	0.99	0.57	1.01
Less Distributions From:
Net investment income	(0.16)	(0.17)	(0.27)	(0.23)	(0.21)
Net realized capital gains	—	—	—	—	—
Total Distributions	(0.16)	(0.17)	(0.27)	(0.23)	(0.21)
Net asset value, end of the period	$29.48	$28.90	$27.04	$26.32	$25.98
Total return(b)(c)	2.58%	7.58%	3.71%	2.21%	4.03%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$353,339	$331,465	$286,602	$258,509	$273,779
Net expenses(d)	1.70%	1.70%	1.70%	1.70%	1.70%
Gross expenses	1.77%	1.78%	1.78%	1.79%	1.80%
Net investment income	0.57%	0.75%	1.04%	0.91%	0.84%
Portfolio turnover rate	13%	10%	8%	3%	7%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

126

Financial Performance

For a share outstanding throughout each period.

Gateway Fund
	Class Y
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$28.99	$27.12	$26.39	$26.06	$25.24
Income (loss) from Investment Operations:
Net investment income(a)	0.46	0.50	0.56	0.50	0.47
Net realized and unrealized gain (loss)	0.57	1.82	0.70	0.32	0.81
Total from Investment Operations	1.03	2.32	1.26	0.82	1.28
Less Distributions From:
Net investment income	(0.45)	(0.45)	(0.53)	(0.49)	(0.46)
Net realized capital gains	—	—	—	—	—
Total Distributions	(0.45)	(0.45)	(0.53)	(0.49)	(0.46)
Net asset value, end of the period	$29.57	$28.99	$27.12	$26.39	$26.06
Total return(b)	3.58%	8.65%	4.76%	3.20%	5.13%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$5,814,900	$5,520,003	$4,654,553	$2,915,647	$2,520,386
Net expenses(c)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	0.77%	0.78%	0.78%	0.79%	0.80%
Net investment income	1.57%	1.76%	2.08%	1.92%	1.86%
Portfolio turnover rate	13%	10%	8%	3%	7%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

127

Financial Performance

For a share outstanding throughout each period.

Loomis Sayles Strategic Alpha Fund
	Class A
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Period Ended December 31, 2010*
Net asset value, beginning of the period	$10.06		$10.20	$9.34	$10.06		$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.29	(b)	0.37	0.37	0.34		0.00	(c)
Net realized and unrealized gain (loss)	(0.07)		(0.28)	0.77	(0.75)		0.06
Total from Investment Operations	0.22		0.09	1.14	(0.41)		0.06
Less Distributions From:
Net investment income	(0.32)		(0.23)	(0.28)	(0.31)		(0.00	)(c)
Net realized capital gains	—		—	—	(0.00	)(c)	—
Total Distributions	(0.32)		(0.23)	(0.28)	(0.31)		(0.00)
Net asset value, end of the period	$9.96		$10.06	$10.20	$9.34		$10.06
Total return(d)	2.24	%(b)	0.96%	12.24%	3.90%		0.41	%(e)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$104,056		$177,339	$80,704	$130,662		$2,465
Net expenses	1.10%		1.11%	1.12%	1.15	%(f)	1.30	%(g)(h)
Gross expenses	1.10%		1.11%	1.12%	1.15	%(f)	6.98	%(h)
Net investment income	2.90	%(b)	3.68%	3.77%	3.50%		0.86	%(h)
Portfolio turnover rate	87%		115%	116%	141%		39%

*	From commencement of operations on December 15, 2010 through December 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.28, total return would have been 2.14% and the ratio of net investment income to average net assets would have been 2.81%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

128

Financial Performance

For a share outstanding throughout each period.

Loomis Sayles Strategic Alpha Fund
	Class C
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Period Ended December 31, 2010
Net asset value, beginning of the period	$10.03		$10.16	$9.31	$10.05		$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.21	(b)	0.30	0.30	0.28		0.00	(c)
Net realized and unrealized gain (loss)	(0.06)		(0.28)	0.76	(0.77)		0.05
Total from Investment Operations	0.15		0.02	1.06	(0.49)		0.05
Less Distributions From:
Net investment income	(0.25)		(0.15)	(0.21)	(0.25)		(0.00	)(c)
Net realized capital gains	—		—	—	(0.00	)(c)	—
Total Distributions	(0.25)		(0.15)	(0.21)	(0.25)		(0.00)
Net asset value, end of the period	$9.93		$10.03	$10.16	$9.31		$10.05
Total return(d)	1.47	%(b)	0.22%	11.44%	(4.69)%		0.31	%(e)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$71,215		$91,694	$67,748	$77,398		$563
Net expenses	1.85%		1.86%	1.87%	1.89	%(f)	2.05	%(g)(h)
Gross expenses	1.85%		1.86%	1.87%	1.89	%(f)	8.68	%(h)
Net investment income	2.13	%(b)	2.96%	3.05%	2.82%		0.24	%(h)
Portfolio turnover rate	87%		115%	116%	141%		39%

*	From commencement of operations on December 15, 2010 through December 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.21, total return would have been 1.37% and the ratio of net investment income to average net assets would have been 2.05%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

129

Financial Performance

For a share outstanding throughout each period.

Loomis Sayles Strategic Alpha Fund
	Class Y
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Period Ended December 31, 2010*
Net asset value, beginning of the period	$10.05		$10.19	$9.33	$10.05		$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.31	(b)	0.40	0.41	0.37		0.00	(c)
Net realized and unrealized gain (loss)	(0.06)		(0.29)	0.76	(0.75)		0.05
Total from Investment Operations	0.25		0.11	1.17	(0.38)		0.05
Less Distributions From:
Net investment income	(0.35)		(0.25)	(0.31)	(0.34)		(0.00	)(c)
Net realized capital gains	—		—	—	(0.00	)(c)	—
Total Distributions	(0.35)		(0.25)	(0.31)	(0.34)		(0.00)
Net asset value, end of the period	$9.95		$10.05	$10.19	$9.33		$10.05
Total return	2.52	%(b)	1.19%	12.57%	(3.78)%		0.41	%(d)
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$1,188,605		$970,539	$497,648	$273,335		$26,758
Net expenses	0.85%		0.86%	0.87%	0.90	%(e)	1.05	%(f)(g)
Gross expenses	0.85%		0.86%	0.87%	0.90	%(e)	5.37	%(g)
Net investment income	3.10	%(b)	3.92%	4.09%	3.81%		0.06	%(g)
Portfolio turnover rate	87%		115%	116%	141%		39%

*	From commencement of operations on December 15, 2010 through December 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, total return would have been 2.42% and the ratio of net investment income to average net assets would have been 3.03%.

(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

130

Financial Performance

For a share outstanding throughout each period.

McDonnell Intermediate Municipal Bond Fund
	Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$9.54	$9.89	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)(a)	0.11	0.09	(0.01)
Net realized and unrealized gain (loss)	0.47	(0.35)	(0.10)
Total from Investment Operations	0.58	(0.26)	(0.11)
Less Distributions From:
Net investment income	(0.12)	(0.09)	—
Net realized capital gains	—	—	—
Total Distributions	(0.12)	(0.09)	—
Net asset value, end of the period	$10.00	$9.54	$9.89
Total return(b)(c)	6.08%	(2.66)%	(1.10)%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$2,399	$1,047	$1
Net expenses(d)	0.80%	0.80%	2.19	%(e)(f)
Gross expenses	1.26%	1.37%	2.23	%(e)
Net investment income (loss)	1.15%	0.90%	(0.71	)%(e)
Portfolio turnover rate	10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

131

Financial Performance

For a share outstanding throughout each period.

McDonnell Intermediate Municipal Bond Fund
	Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$9.54	$9.89	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)(a)	0.04	0.01	(0.01)
Net realized and unrealized gain (loss)	0.45	(0.34)	(0.10)
Total from Investment Operations	0.49	(0.33)	(0.11)
Less Distributions From:
Net investment income	(0.04)	(0.02)	—
Net realized capital gains	—	—	—
Total Distributions	(0.04)	(0.02)	—
Net asset value, end of the period	$9.99	$9.54	$9.89
Total return(b)(c)	5.18%	(3.35)%	(1.10)%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$2,223	$55	$1
Net expenses(d)	1.55%	1.55%	2.20	%(e)(f)
Gross expenses	2.04%	2.08%	2.24	%(e)
Net investment income (loss)	0.41%	0.14%	(0.73	)%(e)
Portfolio turnover rate	10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

132

Financial Performance

For a share outstanding throughout each period.

McDonnell Intermediate Municipal Bond Fund
	Class Y
	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$9.54	$9.88	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)(a)	0.14	0.11	(0.01)
Net realized and unrealized gain (loss)	0.46	(0.34)	(0.11)
Total from Investment Operations	0.60	(0.23)	(0.12)
Less Distributions From:
Net investment income	(0.14)	(0.11)	—
Net realized capital gains	—	—	—
Total Distributions	(0.14)	(0.11)	—
Net asset value, end of the period	$10.00	$9.54	$9.88
Total return(b)	6.36%	(2.31)%	(1.20)%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$28,314	$21,704	$14,827
Net expenses(c)	0.55%	0.55%	2.33	%(d)(e)
Gross expenses	1.02%	1.04%	2.37	%(d)
Net investment income (loss)	1.46%	1.13%	(0.84	)%(d)
Portfolio turnover rate	10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

133

Financial Performance

For a share outstanding throughout each period.

Seeyond Multi-Asset Allocation Fund
Class A
Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.00
Income (loss) from Investment Operations:
Net investment loss(a)	(0.05)
Net realized and unrealized gain (loss)	(0.27)
Total from Investment Operations	(0.32)
Net asset value, end of the period	$9.68
Total return(b)(c)	(3.20)%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$1
Net expenses(d)(e)(f)	1.31%
Gross expenses(e)(f)	1.47%
Net investment loss(e)	(1.05)%
Portfolio turnover rate	40%

*	From commencement of operations on July 23, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 1.30% and the ratio of gross expenses would have been 1.46%.

134

Financial Performance

For a share outstanding throughout each period.

Seeyond Multi-Asset Allocation Fund
Period Ended December 31, 2014*
Class C
Net asset value, beginning of the period	$10.00
Income (loss) from Investment Operations:
Net investment loss(a)	(0.07)
Net realized and unrealized gain (loss)	(0.28)
Total from Investment Operations	(0.35)
Net asset value, end of the period	$9.65
Total return(b)(c)	(3.50)%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$27
Net expenses(d)(e)(f)	2.06%
Gross expenses(e)(f)	2.38%
Net investment loss(e)	(1.64)%
Portfolio turnover rate	40%

*	From commencement of operations on July 23, 2014 through December 31, 2014.
(a)	P er share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 2.05% and the ratio of gross expenses would have been 2.37%.

135

Financial Performance

For a share outstanding throughout each period.

Seeyond Multi-Asset Allocation Fund
Class Y
Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.00
Income (loss) from Investment Operations:
Net investment loss(a)	(0.03)
Net realized and unrealized gain (loss)	(0.28)
Total from Investment Operations	(0.31)
Net asset value, end of the period	$9.69
Total return(b)	(3.10)%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$48,756
Net expenses(c)(d)(e)	1.05%
Gross expenses(d)(e)	1.35%
Net investment loss(d)	(0.79)
Portfolio turnover rate	40%

*	From commencement of operations on July 23, 2014 through December 31, 2014.
(a)	P er share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Includes interest expense of less than 0.01%.

136

If you would like more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports—Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)—Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

For a free copy of the Funds' annual or semiannual reports or their SAIs, to request other information about the Funds, and to make shareholder inquiries generally, contact your financial representative, visit the Funds' website at ngam.natixis.com or call the Funds at 800-225-5478.

Important Notice Regarding Delivery of Shareholder Documents:

In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Funds, including their respective reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Portfolio Holdings—A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.

Investment Company Act File No. 811-22099 Investment Company Act File No. 811-00242	XA51-0515

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2015

NATIXIS FUNDS TRUST I

CGM Advisor Targeted Equity Fund - Class A (NEFGX), Class B (NEBGX), Class C (NEGCX) and Class Y (NEGYX)

Natixis Diversified Income Fund - Class A (IIDPX), Class C (CIDPX) and Class Y (YIDPX)

Natixis Oakmark International Fund - Class A (NOIAX) and Class C (NOICX)

Natixis U.S. Equity Opportunities Fund - Class A (NEFSX), Class B (NESBX), Class C (NECCX) and Class Y (NESYX)

Vaughan Nelson Small Cap Value Fund - Class A (NEFJX), Class B (NEJBX), Class C (NEJCX) and Class Y (NEJYX)

NATIXIS FUNDS TRUST II

Natixis Oakmark Fund - Class A (NEFOX), Class B (NEGBX), Class C (NECOX) and Class Y (NEOYX)

Vaughan Nelson Value Opportunity Fund - Class A (VNVAX), Class C (VNVCX), Class N (VNVNX) and Class Y (VNVYX)

NATIXIS FUNDS TRUST IV

AEW Real Estate Fund - Class A (NRFAX), Class B (NRFBX), Class C (NRCFX), Class N (NRFNX) and Class Y (NRFYX)

This Statement of Additional Information (“Statement”) contains specific information which may be useful to investors but which is not included in the Statutory Prospectuses of the Natixis Funds listed above (each a “Fund” and together the “Funds”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by each Fund’s Statutory or Summary Prospectus, each of which is dated May 1, 2015, as from time to time revised or supplemented (each a “Prospectus” and together the “Prospectuses”). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from NGAM Distribution, L.P. (the “Distributor”), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling Natixis Funds at 800-225-5478 or by visiting the Funds’ website at ngam.natixis.com.

The Funds’ financial statements and accompanying notes that appear in the Funds’ annual and semiannual reports are incorporated by reference into this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Funds’ website at ngam.natixis.com.

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INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940 (the “1940 Act”)). The other restrictions set forth below are not fundamental policies and may be changed by the relevant Trust’s Board of Trustees (the “Board”). Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

AEW Real Estate Fund (“Real Estate Fund”) may not:

*(1)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than U.S. government securities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

*(2)	Purchase the securities of any issuer (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of companies primarily engaged in the real estate industry.

*(3)	Issue senior securities, except as otherwise permitted by the 1940 Act.

†*(4)	Borrow money or pledge its assets; provided, however, that the Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 33 1/3% of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total assets; for the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.

*(5)	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

*(6)	Purchase and sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

*(7)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

*(8)	Lend any portfolio security or make any other loan, if, as a result, more than 33 1/3% of its total assets would be lent to other parties, it being understood that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9)	Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions; for this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

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(10)	Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.

†(11)	Invest more than 15% of the Fund’s net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Fund’s Board).

(12)	Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. government securities and with respect to interest rate futures contracts.

(13)	Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers’ commissions, or in connection with a merger, consolidation or similar transaction; under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund’s total assets taken at current value, or (c) own more than 3% of the outstanding voting stock of any one investment company.

(14)	Invest less than 80% of its net assets (plus borrowings made for investment purposes) in investments of real estate investment trusts (“REITs”) and/or real estate related companies. Prior to any change to such policy adopted by the Board , the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

The Fund may (but does not currently intend to), notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AEW Capital Management, L.P. (“AEW”) or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

In restriction (14) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

CGM Advisor Targeted Equity Fund (“Targeted Equity Fund”) will not:

*(1)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

*(2)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(3)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

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*†(4)	Borrow money except for temporary or emergency purposes; provided however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(5)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6)	Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(8)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(9)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

(10)	Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities.

(11)	Write options or warrants.

†(12)	Invest more than 15% of the Fund’s total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trustees of Natixis Funds Trust I).

(13)	Invest less than 80% of its net assets (plus borrowings made for investment purposes) in equity investments. Prior to any change to such policy adopted by the Board , the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

In investment restriction (13) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Natixis Diversified Income Fund (“Diversified Income Fund”) will not:

(1)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided however, this limitation does not apply to government securities as defined in the 1940 Act.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry, except that the Fund may invest more than 25% of its total assets in securities of companies primarily engaged in the real estate industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

5

*(3)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

†*(4)	Borrow money, except to the extent permitted under the 1940 Act.

*(5)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(7)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(9)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Natixis Oakmark Fund will not:

*(1)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities as defined in the 1940 Act.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For the purpose of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(3)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(4)	Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate interests therein.

*(5)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(6)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

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*(7)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*†(8)	Borrow money except for temporary or emergency purposes; provided however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(9)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

†(10)	Invest more than 15% of the Fund’s total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Natixis Funds Trust II trustees).

Natixis Oakmark International Fund may not:

*(1)	Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries, finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, finance companies whose financing activities are not related primarily to the activities of their parent companies are classified in the industry the Fund’s adviser or subadviser believes is most applicable to such finance companies, and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction, securities and other obligations of issuers in the banking industry are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2)	Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*†(3)	Borrow money, except to the extent permitted under the 1940 Act.

*(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, provided, however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

The	Fund may:

*(8)	Purchase and sell commodities to the maximum extent permitted by applicable law.

Natixis U.S. Equity Opportunities Fund (“U.S. Equity Opportunities Fund”) will not:

*(1)	With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country’s government (together with subdivisions thereof) will be considered to be a separate industry.)

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(3)	Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except when, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(4)	Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(5)	Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

*(6)	Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund’s portfolio securities.

*(7)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing.)

*(8)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9)	Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser’s or subadviser’s management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(10)	Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indices, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts.

†(11)	Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

*(12)	Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (3) or (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust’s Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.

(13)	Invest less than 80% of its net assets (plus any borrowings made for investment purposes) in U.S. securities. Prior to any change to such policy adopted by the Board , the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

(14)	Invest less than 80% of its net assets (plus any borrowings made for investment purposes) in equity securities. Prior to any change to such policy adopted by the Board , the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

8

The Fund may:

(15)	Pledge its assets to the maximum extent permitted by applicable law.

In restrictions (13) and (14) above, the 80% policies are applied at the time of investment. However, if the Fund no longer meets the 80% policies (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Vaughan Nelson Small Cap Value Fund (“Small Cap Value Fund”) may not:

(1)	With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry.)

(3)	Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(4)	Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer.

*†(5)	Borrow money in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

*(6)	Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund’s portfolio securities.

*(7)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing.)

*(8)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9)	Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser’s or subadvisers management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(10)	Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

9

*(11)	Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar instruments; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust’s Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom. (The Fund is required, under regulatory provisions applicable to it as interpreted by the staff of the SEC, to set aside in a segregated account with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options, futures contracts, forward contracts, swap contracts and other similar instruments.)

(12)	Under normal circumstances, invest less than 80% of its net assets (plus any borrowings made for investment purposes) in small cap companies. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy adopted by the Board. Currently, the Fund defines a small cap company to be one whose market capitalization, at the time of purchase, either falls within the capitalization range of the Russell 2000® Value Index, an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values, or is $3.5 billion or less.

The Fund may:

(13)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (12), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Vaughan Nelson Value Opportunity Fund (“Value Opportunity Fund”) may not:

*(1)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries, finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry). For purposes of this restriction, securities and other obligations of issuers in the banking industry are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*†(3)	Borrow money except to the extent permitted under the 1940 Act.

*(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5)	Purchase or sell commodities, except that the Fund may buy and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(6)	Act as underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

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*(7)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

General Notes on Investment Restrictions

In addition to temporary borrowing, and subject to any stricter restrictions on borrowing applicable to any particular Fund, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. With respect to restrictions on borrowing, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.

Where applicable, the foregoing investment restrictions shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

A Fund may not purchase any illiquid security, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. This policy may be changed without a shareholder vote. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain securities which might otherwise be considered illiquid, including securities issued pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, which a Fund’s adviser or subadviser has determined to be liquid under procedures approved by the Board of the applicable Trust.

For purposes of the foregoing restrictions, the Funds do not consider a swap or other derivative contract on one or more commodities, securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, do the Funds consider such swap contracts to involve the issuance of a senior security, provided a Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

FUND CHARGES AND EXPENSES

ADVISORY FEES

Pursuant to an advisory agreement, AEW has agreed to manage the investment and reinvestment of the assets of the Real Estate Fund, subject to the supervision of the Board of Natixis Funds Trust IV. For the services described in the advisory agreement, the Real Estate Fund has agreed to pay AEW an advisory fee at the annual rate set forth in the following table:

Fund	Date of Agreement	Advisory fee payable by Fund to AEW (as a % of average daily net assets of the Fund)
Real Estate Fund	10/30/00	0.80 0.75	% %	of the first $500 million of amounts in excess of $500 million

11

Pursuant to an advisory agreement, Capital Growth Management Limited Partnership (“CGM”) has agreed to manage the investment and reinvestment of the assets of the Targeted Equity Fund, subject to the supervision of the Board of Natixis Funds Trust I. For the services described in the advisory agreement, the Targeted Equity Fund has agreed to pay CGM an advisory fee at the annual rate set forth in the following table:

Fund	Date of Agreement	Advisory fee payable by Fund to CGM (as a % of average daily net assets of the Fund)
Targeted Equity Fund	12/31/04	0.75 0.70 0.65 0.60	% % % %	of the first $200 million of the next $300 million of the next $1.5 billion of amounts in excess of $2 billion

Pursuant to separate advisory agreements, NGAM Advisors, L.P., (“NGAM Advisors”) has agreed, subject to the supervision of the Board of the relevant trust, to manage the investment and reinvestment of the assets of Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund, U.S. Equity Opportunities Fund and Value Opportunity Fund, and to provide a range of administrative services to such Funds. NGAM Advisors has also agreed, subject to the supervision of the Board of Natixis Funds Trust I, to manage the investment and reinvestment of the assets of the Diversified Income Fund’s disciplines (and to directly manage the investment and reinvestment of the assets of the Active Dividend Equity Discipline through its Active Investment Advisors division) and to provide a range of administrative services to the Fund.

For the services described in the advisory agreements, each such Fund has agreed to pay NGAM Advisors an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable directly by a Fund to its subadvisers pursuant to any subadvisory agreement:

Fund	Date of Agreement	Advisory fee payable by Fund to NGAM Advisors (as a % of average daily net assets of the Fund)
Diversified Income Fund	11/01/05	0.55 0.50	% %	of the first $1 billion of amounts in excess of $1 billion
Natixis Oakmark Fund	10/30/00	0.70 0.65 0.60	% % %	of the first $200 million of the next $300 million of the amounts in excess of $500 million
Natixis Oakmark International Fund	12/13/2010	0.85%
Small Cap Value Fund	10/30/00, as amended 03/01/04	0.90%
U.S. Equity Opportunities Fund	10/30/00, as amended 6/1/11	0.80%
Value Opportunity Fund	10/31/08	0.80%

NGAM Advisors (or AEW, in the case of the Real Estate Fund) has given a binding contractual undertaking for all classes of the Funds in the table below to waive its advisory fee and, if necessary, to reimburse certain expenses, related to operating the Funds in order to limit the Funds’ expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertakings are in effect through April 30, 2016 and will be reevaluated on an annual basis and may be terminated before then only with the consent of the Funds’ Boards. NGAM Advisors (or AEW in the case of the Real Estate Fund) will be permitted to recover, on a class-by-class basis, expenses it has borne through the undertaking described above (whether through waiver of its advisory fee or otherwise) to the extent that a class’s expenses fall below the annual rate set forth in the relevant undertaking. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

12

Fund	Expense Limit	Date of Undertaking
Diversified Income Fund*		May 1, 2015
Class A	1.25%
Class C	2.00%
Class Y	1.00%
Natixis Oakmark Fund		May 1, 2015
Class A	1.30%
Class B	2.05%
Class C	2.05%
Class Y	1.05%
Natixis Oakmark International Fund**		May 1, 2015
Class A	1.45%
Class C	2.20%
Real Estate Fund		May 1, 2015
Class A	1.35%
Class B	2.10%
Class C	2.10%
Class N	1.05%
Class Y	1.10%
Small Cap Value Fund		May 1, 2015
Class A	1.45%
Class B	2.20%
Class C	2.20%
Class Y	1.20%
U.S. Equity Opportunities Fund*		May 1, 2015
Class A	1.30%
Class B	2.05%
Class C	2.05%
Class Y	1.05%
Value Opportunity Fund***		May 1, 2015
Class A	1.40%
Class C	2.15%
Class N	1.10%
Class Y	1.15%

*	NGAM Advisors and each subadviser to the Fund have agreed to share the fee waiver and/or expense reimbursement pursuant to separate side letter agreements.
**	Harris Associates L.P. (“Harris Associates”) and NGAM Advisors have agreed to bear the fee waiver and/or expense reimbursement jointly on a pro rata basis relative to their advisory and sub-advisory fees, respectively.
***	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) and NGAM Advisors have agreed to bear the fee waiver and/or expense reimbursement jointly on a pro rata basis relative to their advisory and sub-advisory fees, respectively.

13

SUBADVISORY FEES

Each advisory agreement between NGAM Advisors and a Fund provides that NGAM Advisors may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, NGAM Advisors has delegated its portfolio management responsibilities (except for the Active Dividend Equity discipline of Diversified Income Fund) to one or more subadvisers, as follows: Harris Associates, in the case of Natixis Oakmark Fund and Natixis Oakmark International Fund; Vaughan Nelson, in the case of Small Cap Value Fund and Value Opportunity Fund; AEW and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) (which manages two of the four disciplines), in the case of Diversified Income Fund; and Harris Associates and Loomis Sayles, in the case of U.S. Equity Opportunities Fund. For the services described in the subadvisory agreements, each Fund has agreed to pay its respective subadviser(s) a subadvisory fee at the annual rate set forth in the following table:

Fund	Subadviser	Date of Subadvisory Agreement	Subadvisory fee payable to Subadviser (as a % of average daily net assets of the Fund/Segment)
Diversified Income Fund	AEW – AEW Diversified REIT Discipline	11/01/05	0.45 0.40	% %	of the first $250 million thereafter
	Loomis Sayles – Multi-Sector Bond Investment Discipline	11/01/05	0.35 0.30	% %	of the first $250 million thereafter
	Loomis Sayles – Inflation Protected Securities Discipline	11/01/05	0.25 0.20	% %	of the first $250 million thereafter
Natixis Oakmark Fund	Harris Associates	10/29/02, as amended 02/28/14	0.52 0.50	% %	of the first $200 million of the amounts in excess of $200 million
Natixis Oakmark International Fund	Harris Associates	12/13/10	0.60%
Small Cap Value Fund	Vaughan Nelson	03/01/04	0.55%
U.S. Equity Opportunities Fund	Harris Associates – Large Cap Value Segment	10/30/00, as amended 02/28/14	0.52%		on all assets of the Large Cap Value segment
	Loomis Sayles – All Cap Growth Segment	05/18/01, as amended 02/28/14	0.35%		on all assets of the All Cap Growth segment
Value Opportunity Fund	Vaughan Nelson	10/31/08	0.50%

14

Payment of Advisory and Subadvisory Fees

For the last three fiscal years, the following table shows the total advisory fees (including subadvisory fees) paid by the Funds, and of these amounts, the total paid to NGAM Advisors and the total paid to a subadviser of a Fund:

DIVERSIFIED INCOME FUND

	12/31/12	12/31/13	12/31/14
Total Advisory Fee	$579,076	$761,527	$776,986
NGAM Advisors
Fee Earned	$—	$366,407	$380,248
Fee Waived	$—	$2,263	$3,404
Total Paid	$246,352	$364,144	$376,844
AEW
Total Paid	$123,947	$163,082	$170,307
Loomis Sayles
Total Paid	$208,777	$232,038	$226,431

NATIXIS OAKMARK FUND

	12/31/12	12/31/13	12/31/14
Total Advisory Fee	$944,008	$1,064,864	$1,511,982
NGAM Advisors
Fee Earned	$337,146	$380,309	$402,643
Fee Waived	$45,044	$—	$—
Total Paid	$292,102	$380,309	$402,643
Harris Associates
Total Paid	$606,862	$684,555	$1,109,339

NATIXIS OAKMARK INTERNATIONAL FUND

	12/31/12	12/31/13	12/31/14
Total Advisory Fee	$447,456	$1,891,496	$7,726,791
NGAM Advisors
Fee Earned	$131,605	$556,322	$2,272,586
Fee Waived	$29,766	$—	$—
Total Paid	$101,839	$556,322	$2,272,586
Harris Associates
Fee Earned	$315,851	$1,335,174	$5,454,205
Fee Waived	$71,440	$—	$—
Total Paid	$244,411	$1,335,174	$5,454,205

REAL ESTATE FUND

	1/31/13	1/31/14	1/31/15
Total Advisory Fee	$2,548,566	$2,277,735	$1,824,107
AEW
Total Paid	$2,548,566	$2,277,735	$1,824,107

SMALL CAP VALUE FUND

	12/31/12	12/31/13	12/31/14
Total Advisory Fee	$3,390,660	$3,031,921	$3,045,023
NGAM Advisors
Total Paid	$1,318,590	$1,179,080	$1,184,175
Vaughan Nelson
Total Paid	$2,072,070	$1,852,841	$1,860,848

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TARGETED EQUITY FUND

	12/31/12	12/31/13	12/31/14
Total Advisory Fee	$4,150,039	$4,052,633	$3,950,271
CGM
Total Paid	$4,150,039	$4,052,633	$3,950,271

U.S. EQUITY OPPORTUNITIES FUND

	12/31/12	12/31/13	12/31/14
Total Advisory Fee	$2,774,555	$3,162,705	$3,741,002
NGAM Advisors
Fee Earned	$1,233,092	$1,398,995	$1,693,322
Fee Waived	$76,816	$31,525	$—
Total Paid	$1,156,276	$1,367,470	$1,693,322
Harris Associates
Fee Earned	$475,055	$551,724	$1,143,000
Fee Waived	$29,609	$12,428	$—
Total Paid	$445,446	$539,296	$1,143,000
Loomis Sayles*
Fee Earned	$1,066,408	$1,211,986	$904,680
Fee Waived	$66,424	$27,276	$—
Total Paid	$999,984	$1,184,710	$904,680

VALUE OPPORTUNITY FUND

	12/31/12	12/31/13	12/31/14
Total Advisory Fee	$1,425,190	$2,480,359	$5,277,503
NGAM Advisors
Total Paid	$534,446	$930,135	$1,979,064
Vaughan Nelson
Total Paid	$890,744	$1,550,224	$3,298,439

*	For the fiscal years ended December 31, 2012. December 31, 2013 and the period January 1, 2014 to February 28, 2014, the “Fees Earned” and “Fees Waived” represent the aggregate fees earned and waived by Loomis Sayles for subadvising three segments (Loomis Sayles Small/Mid Core segment, Loomis Sayles Mid Cap Growth segment and Loomis Sayles Large Cap Growth segment) of the U.S. Equity Opportunities Fund. For the period March 1, 2014 to December 31, 2014, the “Fees Earned” and “Fees Waived” represent the fees earned and waived by Loomis Sayles for subadvising the Loomis Sayles All Cap Growth segment of the U.S. Equity Opportunities Fund.

For more information about the Funds’ advisory and subadvisory agreements, see “Investment Advisory and Other Services.”

The table below shows the expenses of the Funds that were reimbursed by NGAM Advisors (or AEW, in the case of Real Estate Fund) for the fiscal years ended January 31, 2013, January 31, 2014 and January 31, 2015 for the Real Estate Fund, and for the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014 for the other Funds:

Fund	Fiscal Year Ended 1/31/13	Fiscal Year Ended 1/31/14	Fiscal Year Ended 1/31/15
Real Estate Fund	$—	$14	$94

Fund	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Value Opportunity Fund	$—	$20	$153

16

The table below shows advisory fees and/or other expenses recovered by NGAM Advisors for the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014.

Fund	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Natixis Oakmark Fund	$—	$2,299	$—
Natixis Oakmark International Fund	$—	$101,206	$—
U.S. Equity Opportunities Fund	$—	$—	$71,229
Value Opportunity Fund	$—	$—	$20

BROKERAGE COMMISSIONS

Set forth below are the amounts each Fund paid in brokerage commissions and the amount of brokerage transactions allocated to brokers providing research services during the last three fiscal years, as applicable.

For a description of how transactions in portfolio securities are effected and how the Funds’ advisers or subadvisers select brokers, see the section entitled “Portfolio Transactions and Brokerage” in this Statement.

Diversified Income Fund

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$2,606	$1,255,015
Brokerage Commissions
Total Brokerage Commissions Paid	$16,896	$18,402	$14,692
Commissions Paid to Brokers Providing Research Services	$—	$3	$832

Natixis Oakmark Fund

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Brokerage Transactions
Allocated to Brokers Providing Research Services	$64,003,044	$51,583,891	$87,629,549
Brokerage Commissions
Total Brokerage Commissions Paid	$28,357	$19,322	$50,773
Commissions Paid to Brokers Providing Research Services	$5,306	$2,028	$18,056

Natixis Oakmark International Fund

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Brokerage Transactions
Allocated to Brokers Providing Research Services	$46,460,938	$157,261,724	$451,680,717
Brokerage Commissions
Total Brokerage Commissions Paid[1]	$38,678	$223,934	$662,685
Commissions Paid to Brokers Providing Research Services	$7,021	$6,729	$282,647

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Real Estate Fund

	Fiscal Year Ended 1/31/13	Fiscal Year Ended 1/31/14	Fiscal Year Ended 1/31/15
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—
Brokerage Commissions
Total Brokerage Commissions Paid[2]	$181,132	$126,990	$57,282
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

Small Cap Value Fund

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Brokerage Transactions
Allocated to Brokers Providing Research Services	$349,985,442	$300,790,649	$293,125,407
Brokerage Commissions
Total Brokerage Commissions Paid	$438,248	$329,567	$301,340
Commissions Paid to Brokers Providing Research Services	$347,483	$280,353	$283,972

Targeted Equity Fund

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Brokerage Transactions
Allocated to Brokers Providing Research Services	$1,822,460,223	$1,717,562,838	$1,944,424,086
Brokerage Commissions
Total Brokerage Commissions Paid	$2,206,028	$1,786,344	$1,615,308
Commissions Paid to Brokers Providing Research Services	$1,754,468	$1,354,104	$1,214,108

U.S. Equity Opportunities Fund

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Brokerage Transactions
Allocated to Brokers Providing Research Services	$52,353,247	$46,771,854	$67,712,119
Brokerage Commissions
Total Brokerage Commissions Paid	$319,784	$255,666	$180,472
Commissions Paid to Brokers Providing Research Services	$156,525	$14,175	$21,798

Value Opportunity Fund

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Brokerage Transactions
Allocated to Brokers Providing Research Services	$142,776,485	$186,057,092	$545,720,950
Brokerage Commissions
Total Brokerage Commissions Paid[3]	$163,037	$229,420	$614,781
Commissions Paid to Brokers Providing Research Services	$107,714	$196,487	$521,323

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[1]	The Natixis Oakmark International Fund experienced material changes to the aggregate dollar amount of brokerage commissions paid during the most recent fiscal year compared to both the prior two years. This change resulted from significant net flows into the Fund.
[2]	The total brokerage commissions paid by the Real Estate Fund in 2014 declined significantly from that in 2013. The decrease in commissions is consistent with the decrease in the amount of portfolio securities sold by the Real Estate Fund from 2013 to 2014.
[3]	The total brokerage commissions paid by the Value Opportunity Fund in 2014 increased significantly from that in 2013. The increase in commissions correlates with the increase in average assets within the Fund from 2013 to 2014.

REGULAR BROKER-DEALERS

The following table contains the aggregate value of securities of each Fund’s “regular broker-dealers”* (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ended December 31, 2014.

Fund	Regular Broker-Dealer	Aggregate Value of Securities of each Regular Broker or Dealer (or its Parent) Held by Fund
Diversified Income Fund	Bank of America/Merrill Lynch	$1,609,421
	Morgan Stanley & Co., Inc.	$1,321,079
	JP Morgan Chase Securities	$1,044,701
	Citigroup Global Markets, Inc.	$864,799
	Goldman Sachs Group, Inc. (The)	$593,753
	Credit Suisse Securities (USA) LLC	$296,186
	RBS Securities Inc.	$110,560
	Deutsche Bank Securities	$108,341
Natixis Oakmark Fund	Bank of America/Merrill Lynch	$9,191,882
	Citigroup Global Markets, Inc.	$6,233,472
	JP Morgan Chase Securities	$5,926,326
	State Street Bank and Trust Company	$5,463,600
	Goldman Sachs Group, Inc. (The)	$5,446,623
	Bank of New York Mellon Corp. (The)	$4,243,622
Natixis Oakmark International Fund	Credit Suisse Securities (USA) LLC	$48,379,949
Real Estate Fund	N/A
Small Cap Value Fund	N/A
Targeted Equity Fund	Morgan Stanley & Co., Inc.	$45,396,000
	Citigroup Global Markets, Inc.	$33,548,200
	Bank of America/Merrill Lynch	$27,729,500
U.S. Equity Opportunities Fund	Bank of America/Merrill Lynch	$13,709,107
	JP Morgan Chase Securities	$9,074,100
	Citigroup Global Markets, Inc.	$8,890,273
	Morgan Stanley & Co., Inc.	$6,067,671
Value Opportunity Fund	N/A

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the ten brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

19

SALES CHARGES AND DISTRIBUTION AND SERVICE (12B-1) FEES

As explained in this Statement, the Class A, Class B (where applicable) and Class C shares of each Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The following table shows the amounts of Rule 12b-1 fees paid by the Funds under the Plans during the last three fiscal years, as applicable. The anticipated benefits to the Funds of the Plans include the ability to attract and maintain assets. See “Distribution Agreements and Rule 12b-1 Plans” for more information.

Fund	Fiscal Year Ended 1/31/13	Fiscal Year Ended 1/31/14	Fiscal Year Ended 1/31/15
Real Estate Fund
Class A	$167,813	$202,319	$184,658
Class B	$16,537	$10,443	$5,101
Class C	$105,468	$109,909	$93,759

Fund	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Diversified Income Fund
Class A	$161,555	$210,953	$217,684
Class C	$406,644	$533,681	$502,681
Natixis Oakmark Fund
Class A	$287,519	$321,486	$419,196
Class B	$27,476	$18,267	$10,185
Class C	$60,624	$71,018	$288,993
Natixis Oakmark International Fund
Class A	$79,434	$275,855	$1,466,846
Class C	$208,683	$1,121,869	$3,222,959
Small Cap Value Fund
Class A	$517,264	$378,960	$351,225
Class B	$38,258	$26,303	$14,164
Class C	$291,781	$291,098	$296,573
Targeted Equity Fund
Class A	$1,203,203	$1,193,175	$1,187,445
Class B	$43,347	$27,620	$14,715
Class C	$423,298	$365,273	$336,461
U.S. Equity Opportunities Fund
Class A	$735,559	$828,113	$958,774
Class B	$140,109	$92,548	$50,450
Class C	$303,595	$365,691	$484,461
Value Opportunity Fund
Class A	$67,035	$117,078	$212,513
Class C	$27,248	$101,871	$292,346

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For the fiscal period ended December 31, 2014 (January 31, 2015 for the Real Estate Fund), the Distributor used the Rule 12b-1 fees paid by the Funds under the Plans as follows:

Fund	Compensation to Broker- Dealers	Class B share Financing[1]	Retained by Distributor[2]	Total
Diversified Income Fund	$720,033	$0	$332	$720,365
Natixis Oakmark Fund	$710,735	$7,639	$0	$718,374
Natixis Oakmark International Fund	$4,397,243	$0	$292,562	$4,689,805
Real Estate Fund	$283,518	$0	$0	$283,518
Small Cap Value Fund	$651,339	$10,623	$0	$661,962
Targeted Equity Fund	$1,475,627	$11,036	$51,958	$1,538,621
U.S. Equity Opportunities Fund	$1,455,847	$37.838	$0	$1,493,685
Value Opportunity Fund	$491,820	$0	$13,039	$504,859

[1]	Class B shares of the Funds are no longer offered for sale. See “Distribution Agreements and Rule 12b-1 Plans” in the section “Investment Advisory and Other Services” for more information.
[2]	Distributor retains Rule 12b-1 fees on Class C shares for the first 12 months.

TRANSFER AGENCY EXPENSES

NGAM Advisors has given a binding contractual undertaking to the Real Estate Fund and Value Opportunity Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

OWNERSHIP OF FUND SHARES

As of April 1, 2015, to the Trusts’ knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.1

FUND	SHAREHOLDER	PERCENTAGE
Diversified Income Fund[2],3
Class A	Morgan Stanley Smith Barney	37.50%
	Jersey City, NJ 07311
	Merrill Lynch Pierce Fenner & Smith	24.82%
	Jacksonville, FL 32246-6484
	LPL Financial	8.44%
	San Diego, CA 92121-3091
Class C	Merrill Lynch Pierce Fenner & Smith	40.28%
	Jacksonville, FL 32246-6484
	Morgan Stanley Smith Barney	15.40%
	Jersey City, NJ 07311
	UBS WM USA	9.44%
	Jersey City, NJ 07310-2055
	First Clearing LLC	8.20%
	St. Louis, MO 63103-2523
	Raymond James	7.39%
	St. Petersburg, FL 33716-1100

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FUND	SHAREHOLDER	PERCENTAGE
Class Y	First Clearing LLC	28.09%
	St. Louis, MO 63103-2523
	UBS WM USA	20.38%
	Jersey City, NJ 07310-2055
	Charles Schwab & Co. Inc.	17.97%
	San Francisco, CA 94105-1905
	Raymond James	12.86%
	St. Petersburg, FL 33716-1100
Natixis Oakmark Fund
Class A	Merrill Lynch Pierce Fenner & Smith	14.78%
	Jacksonville, FL 32246-6484
	Morgan Stanley Smith Barney	14.67%
	Jersey City, NJ 07311
	Pershing LLC	6.84%
	Jersey City, NJ 01399-0001
Class B	Pershing LLC	6.34%
	Jersey City, NJ 01399-0001
	Charles Schwab & Co. Inc.	6.16%
	San Francisco, CA 94105-1905
Class C	Merrill Lynch Pierce Fenner & Smith	47.49%
	Jacksonville, FL 32246-6484
	Morgan Stanley Smith Barney	14.13%
	Jersey City, NJ 07311
	First Clearing LLC	8.44%
	St. Louis, MO 63103-2523
	Raymond James	6.36%
	St. Petersburg, FL 33716-1100
	UBS WM USA	5.45%
	Jersey City, NJ 07310-2055
Class Y	Raymond James	44.14%
	St. Petersburg, FL 33716-1100
	Merrill Lynch Pierce Fenner & Smith	9.28%
	Jacksonville, FL 32246-6484
	UBS WM USA	7.12%
	Jersey City, NJ 07310-2055
	Charles Schwab & Co. Inc.	5.66%
	San Francisco, CA 94105-1905
	LPL Financial	5.46%
	San Diego, CA 92150-9046

22

FUND	SHAREHOLDER	PERCENTAGE
Natixis Oakmark International Fund[4]
Class A	Morgan Stanley Smith Barney	32.34%
	Jersey City, NJ 07311
	UBS WM USA	20.59%
	Jersey City, NJ 07310-2055
	First Clearing LLC	10.12%
	St. Louis, MO 63103-2523
	BNY Mellon Investment Servicing Inc.	7.93%
	King of Prussia, PA 19406-1212
	Pershing LLC	5.13%
	Jersey City, NJ 07399-0001
	Merrill Lynch Pierce Fenner & Smith	5.04%
	Jacksonville, FL 32246-6484
Class C	Merrill Lynch Pierce Fenner & Smith	27.13%
	Jacksonville, FL 32246-6484
	Morgan Stanley Smith Barney	24.51%
	Jersey City, NJ 07311
	First Clearing LLC	11.82%
	St. Louis, MO 63103-2523
	UBS WM USA	10.72%
	Jersey City, NJ 07310-2055
	Raymond James	8.06%
	St. Petersburg, FL 33716-1100
	RBC Capital Markets LLC	5.49%
	Minneapolis, MN 55402-1110
Real Estate Fund
Class A	HANYS Upstate Plans	10.23%
	Utica, NY 13502-6317
	Community Bank NA	9.47%
	Utica, NY 13502-6317
	Great-West Trust Company	6.12%
	Greenwood Village, CO 80111-5002
Class B	State Street Bank & Trust Co.	10.33%
	Lehigh Acres, FL 33936-4948

23

FUND	SHAREHOLDER	PERCENTAGE
	Morgan Stanley Smith Barney	7.84%
	Jersey City, NJ 07311
	State Street Bank & Trust Co.	7.43%
	Moorestown, NJ 08057-1445
	State Street Bank & Trust Co.	5.75%
	Chula Vista, CA 91911-1826
Class C	Merrill Lynch Pierce Fenner & Smith	30.40%
	Jacksonville, FL 32246-6484
	Charles Schwab & Co. Inc.	28.14%
	San Francisco, CA 94104-4151
	UBS WM USA	10.28%
	Jersey City, NJ 07310-2055
	Morgan Stanley Smith Barney	8.42%
	Jersey City, NJ 07311
Class N	Natixis AM Advisors LP	99.73%
	Boston, MA 02116-3305
Class Y	Merrill Lynch Pierce Fenner & Smith	23.26%
	Jacksonville, FL 32246-6484
	Pershing LLC	17.86%
	Jersey City, NJ 07399-0001
	Charles Schwab & Co. Inc.	13.70%
	San Francisco, CA 94104-4151
	Fidelity Investments	7.05%
	Covington, KY 41015-1999
Small Cap Value Fund
Class A	Charles Schwab & Co. Inc.	9.58%
	San Francisco, CA 94104-1905
	Merrill Lynch Pierce Fenner & Smith	9.05%
	Jacksonville, FL 32246-6484
	Pershing LLC	9.03%
	Jersey City, NJ 07399-0001
Class B	First Clearing LLC	5.93%
	St. Louis, MO 63103-2523
Class C	Merrill Lynch Pierce Fenner & Smith	21.33%
	Jacksonville, FL 32246-6484

24

FUND	SHAREHOLDER	PERCENTAGE
	First Clearing LLC	18.91%
	St. Louis, MO 63103-2523
	Morgan Stanley Smith Barney	13.89%
	Jersey City, NJ 07311
	UBS WM USA	10.25%
	Jersey City, NJ 07310-2055
	LPL Financial	5.40%
	San Diego, CA 92150-9046
Class Y	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	22.67%
	Parbanc Co.	15.55%
	Parkersburg, WV 26101-5144
	UBS WM USA	13.99%
	Jersey City, NJ 07310-2055
	LPL Financial	13.45%
	San Diego, CA 92121-3091
	SEI Private Trust Company	11.68%
	Oaks, PA 19456-9989
	Morgan Stanley Smith Barney	7.44%
	Jersey City, NJ 07311
Targeted Equity Fund
Class A	Pershing LLC	6.27%
	Jersey City, NJ 07399-0001
Class C	Merrill Lynch Pierce Fenner & Smith	33.00%
	Jacksonville, FL 32246-6484
	Morgan Stanley Smith Barney	20.31%
	Jersey City, NJ 07311
	UBS WM USA	10.58%
	Jersey City, NJ 07310-2055
	First Clearing LLC	8.91%
	St. Louis, MO 63103-2523
Class Y	Merrill Lynch Pierce Fenner & Smith	28.56%
	Jacksonville, FL 32246-6484
	UBS WM USA	26.56%
	Jersey City, NJ 07310-2055
	First Clearing LLC	13.49%
	St. Louis, MO 63103-2523

25

FUND	SHAREHOLDER	PERCENTAGE
	Morgan Stanley Smith Barney	12.91%
	Jersey City, NJ 07311
U.S. Equity Opportunities Fund
Class A	Pershing LLC	11.44%
	Jersey City, NJ 07399-0001
Class C	Merrill Lynch Pierce Fenner & Smith	16.86%
	Jacksonville, FL 32246-6484
	UBS WM USA	14.37%
	Jersey City, NJ 07310-2055
	First Clearing LLC	12.32%
	St. Louis, MO 63103-2523
	Charles Schwab & Co. Inc.	9.46%
	San Francisco, CA 94104-4151
	Morgan Stanley Smith Barney	8.51%
	Jersey City, NJ 07311
	Pershing LLC	5.73%
	Jersey City, NJ 07399-0001
	Raymond James	5.36%
	St. Petersburg, FL 33716-1100
Class Y	LPL Financial	27.96%
	San Diego, CA 92121-3091
	Morgan Stanley Smith Barney	20.12%
	Jersey City, NJ 07311
	Merrill Lynch Pierce Fenner & Smith	16.18%
	Jacksonville, FL 32246-6484
	First Clearing LLC	8.11%
	St. Louis, MO 63103-2523
	UBS WM USA	6.71%
	Jersey City, NJ 07310-2055
Value Opportunity Fund
Class A	Charles Schwab & Co. Inc.	23.74%
	San Francisco, CA 94104-4151
	LPL Financial	17.62%
	San Diego, CA 92121-1968
	Pershing LLC	16.13%
	Jersey City, NJ 07399-0001
	Raymond James	8.19%
	St. Petersburg, FL 33716-1100

26

FUND	SHAREHOLDER	PERCENTAGE
Class C	UBS WM USA	23.03%
	Jersey City, NJ 07310-2055
	Merrill Lynch Pierce Fenner & Smith	19.11%
	Jacksonville, FL 32246-6484
	Morgan Stanley Smith Barney	17.11%
	Jersey City, NJ 07311
	Raymond James	10.67%
	St. Petersburg, FL 33716-1100
	LPL Financial	9.83%
	San Diego, CA 92121-3091
	First Clearing LLC	6.19%
	St. Louis, MO 63103-2523
Class N	Vanguard Fiduciary Trust Company	46.23%
	Valley Forge, PA 19482-2600
	State Street Bank & Trust	32.18%
	Quincy, MA 02169-0938
	American Dental Association	16.93%
	Chicago, IL 60611-2637
Class Y	LPL Financial	25.53%
	San Diego, CA 92121-3091
	Charles Schwab & Co. Inc.	18.80%
	San Francisco, CA 94104-4151
	Pershing LLC	9.94%
	Jersey City, NJ 07399-0001
	UBS WM USA	8.31%
	Jersey City, NJ 07310-2055
	Morgan Stanley Smith Barney	7.87%
	Jersey City, NJ 07311
	The Fulton Company	6.81%
	Lancaster, PA 17601-3215

[1]	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” the Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.
[2]	As of April 1, 2015, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL 32246-6484, owned 26.51% of the Diversified Income Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Merrill Lynch Pierce Fenner & Smith.

27

[3]	As of April 1, 2015, Morgan Stanley Smith Barney, Jersey City, NJ 07311, owned 26.14% of the Diversified Income Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Morgan Stanley Smith Barney.
[4]	As of April 1, 2015, Morgan Stanley Smith Barney, Jersey City, NJ 07311, owned 29.87% of the Natixis Oakmark International Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Morgan Stanley Smith Barney.

A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. When possible, a Fund’s adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

THE TRUSTS

Natixis Funds Trust I is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated June 7, 1985, as amended and restated on June 2, 2005, and is a “series” company as described in Section 18(f)(2) of the 1940 Act, as amended. Currently, each series of the Trust is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
The New England Life Government Securities Trust	June 1985 to August 1986
The New England Funds	September 1986 to March 1994
New England Funds Trust I	April 1994 to January 2000
Nvest Funds Trust I	February 2000 to April 2001
CDC Nvest Funds Trust I	May 2001 to April 2005
IXIS Advisor Funds Trust I	May 2005 to August 2007
Natixis Funds Trust I	August 2007 to present

Natixis Funds Trust I has six (6) separate portfolios. Loomis Sayles Core Plus Bond Fund has a different fiscal year end and information regarding this portfolio can be found in the Natixis Funds Statement of Additional Information dated February 1, 2015. Diversified Income Fund was organized in 2005 and commenced operations on November 17, 2005. Prior to August 1, 2011, Diversified Income Fund was named “Natixis Income Diversified Portfolio” and prior to August 1, 2007, Income Diversified Portfolio was named “IXIS Income Diversified Portfolio.” Natixis Oakmark International Fund was organized in 2010 and commenced operations on December 15, 2010. Small Cap Value Fund was organized in 1996 and commenced operations on December 31, 1996. Prior to March 1, 2004, Small Cap Value Fund was named “CDC Nvest Star Small Cap Fund.” Targeted Equity Fund is the successor of NEL Growth Funds, Inc., which commenced operations in 1968. U.S. Equity Opportunities Fund was organized in 1994 and commenced operations on July 7, 1994. Prior to March 1, 2014, U.S. Equity Opportunities Fund was known as “Natixis U.S. Multi-Cap Equity Fund” and prior to June 1, 2011, Natixis U.S. Multi-Cap Equity Fund was named “Natixis U.S. Diversified Portfolio.”

Natixis Funds Trust II is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated May 6, 1931, as amended and restated on June 2, 2005, and consisted of a single Fund (now the Natixis Oakmark Fund)

28

until January 1989, when the Trust was reorganized as a “series” company as described in Section 18(f)(2) of the 1940 Act. Currently, each series of the Trust except the Loomis Sayles Emerging Markets Opportunities Fund, Loomis Sayles Strategic Alpha Fund and Vaughan Nelson Select Fund is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
Investment Trust of Boston	May 1931 to November 1988
Investment Trust of Boston Funds	December 1988 to April 1992
TNE Funds Trust	April 1992 to March 1994
New England Funds Trust II	April 1994 to January 2000
Nvest Funds Trust II	January 2000 to April 2001
CDC Nvest Funds Trust II	May 2001 to April 2005
IXIS Advisor Funds Trust II	May 2005 to August 2007
Natixis Funds Trust II	August 2007 to present

Natixis Funds Trust II currently has thirteen (13) separate portfolios. Information for seven of these portfolios can be found in the Statement of Additional Information for the ASG Global Alternatives Fund, ASG Global Macro Fund, ASG Managed Futures Strategy Fund, ASG Tactical U.S. Market Fund, Loomis Sayles Strategic Alpha Fund, McDonnell Intermediate Municipal Bond Fund and Seeyond Multi-Asset Allocation Fund dated May 1, 2015. Information for four other portfolios, Loomis Sayles Dividend Income Fund, Loomis Sayles Emerging Markets Opportunities Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund can be found in their Statement of Additional Information dated April 1, 2015. Natixis Oakmark Fund was organized in 1931 and commenced operations on May 6, 1931. Prior to March 1, 2014, the Natixis Oakmark Fund was named “Harris Associates Large Cap Value Fund” and prior to March 1, 2004, Harris Associates Large Cap Value Fund was named “Harris Associates Growth and Income Fund.” Value Opportunity Fund was organized in 2008 and commenced operations on October 31, 2008.

Natixis Funds Trust IV is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated March 17, 2000, as amended, and is a “series” company as described in Section 18(f) (2) of the 1940 Act. The sole series of the Trust is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
Nvest Companies Trust I	March 2000 to April 2001
CDC Nvest Companies Trust I	May 2001 to April 2005
IXIS Advisor Funds Trust IV	May 2005 to August 2007
Natixis Funds Trust IV	August 2007 to present

Natixis Funds Trust IV has one portfolio, the Real Estate Fund, which commenced operations on September 1, 2000.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The table and descriptions below summarize and describe certain investment strategies, including particular types of securities, instruments, or specific practices, that may be used by the adviser or subadviser of a Fund in managing the Fund. Each Fund’s principal strategies are described in its Prospectus. Due to the multi-manager approach of Diversified Income Fund and U.S. Equity Opportunities Fund, investing in a certain security or engaging in a certain practice may be a principal strategy for one segment of a Fund and a secondary strategy for another segment of such Fund. This Statement describes some of the non-principal strategies the Funds may use, in addition to providing additional information including related risks, about their principal strategies.

The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, instruments and practices for investment and unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectus, in the section “Investment Restrictions” in this Statement or under applicable law, each Fund may engage in each of the strategies and invest in securities and instruments in addition to those listed below. The adviser or subadviser may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to

29

the categories listed below or the securities specifically enumerated under each category. A Fund is not required to engage in a particular transaction or invest in any security or instrument, even if to do so might benefit the Fund. The adviser or subadviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The adviser or subadviser may invest in any security that falls under the specific category, including securities that are not listed below. The Prospectuses and/or this Statement will be updated if the Funds begin to engage in investment practices that are not described in the Prospectuses and/or this Statement.

Fund	Securities	Practices
Diversified Income Fund

Debt Securities (Asset-Backed Securities, Bank Loans, Collateralized Mortgage Obligations, Below Investment-Grade Fixed-Income Securities, Investment Grade Fixed-Income Securities, Mortgage-related Securities, Structured Notes, Stripped Securities, Step Coupon Securities, Zero-Coupon Securities, Pay-in-Kind Securities, Convertible Securities, U.S. Government Securities)

Equity Securities (Corporate Reorganizations, Investment Companies, REITs, Real Estate Securities, Preferred Securities)

Foreign Securities (Bonds, Supranational Entities,

Developed Markets, Currency Hedging Transactions,

Depositary Receipts, Emerging Markets, Foreign Currency)

Money Market Instruments

Initial Public Offerings

When-Issued Securities

Privatizations

Futures Contracts

Options

Swap Contracts

Short Sales

Illiquid Securities

Private Placements

Repurchase Agreements

Reverse Repurchase Agreements

Securities Lending

Natixis Oakmark Fund

Debt Securities (Investment Grade Fixed-Income Securities, Zero-Coupon Securities, Convertible Securities, U.S. Government Securities)

Equity Securities (Corporate Reorganizations, Investment

Companies)

Foreign Securities (Supranational Entities, Depositary Receipts, Currency Hedging)

Money Market Instruments

Initial Public Offerings Futures Contracts Options Swap Contracts Illiquid Securities Repurchase Agreements Securities Lending

Natixis Oakmark International Fund

Debt Securities (Asset-Backed Securities, Inflation-Linked and Inflation-Indexed Securities, Rule 144A Securities, U.S. Government Securities)

Equity Securities (Preferred Stock, REITs, Value Stocks)

Foreign Investment (Depositary Receipts, Emerging Markets, Foreign Currency Transactions, Foreign Investment Companies, Foreign Securities)

Money Market Instruments

Illiquid Securities Initial Public Offerings Options Private Placements Privatizations Repurchase Agreements Securities Lending Short Sales Warrants and Rights When-Issued Securities

30

Fund	Securities	Practices
Real Estate Fund

Debt Securities (Mortgage-related Securities, Collateralized Mortgage Obligations, Zero-Coupon Securities, Convertible Securities)

Equity Securities (Corporate Reorganizations, REITs, Real Estate Securities)

Foreign Securities (Depositary Receipts)

Money Market Instruments

Initial Public Offerings Private Placements Illiquid Securities Repurchase Agreements Securities Lending When-issued Securities

Small Cap Value Fund

Debt Securities (Structured Notes, Mortgage-related Securities, Asset-backed Securities, Collateralized Mortgage Obligations, Step-Coupon Securities, Pay-in-Kind Securities, Zero-Coupon Securities, Section 4(2) Commercial Paper, Stripped Securities, Convertible Securities, U.S. Government Securities)

Equity Securities (Corporate Reorganizations, Investment

Companies, REITs)

Foreign Securities (Bonds, Currency Hedging, Currency Speculation, Emerging Markets, Depositary Receipts, Supranational Entities)

Money Market Instruments

Initial Public Offerings

When-Issued Securities

Privatizations

Futures Contracts

Options

Swap Contracts

Illiquid Securities

Short Sales

Repurchase Agreements

Reverse Repurchase Agreements

Securities Lending

Targeted Equity Fund

Debt Securities (Investment Grade Fixed-Income Securities, Zero-Coupon Securities, Convertible Securities, U.S. Government Securities)

Equity Securities: (Corporate Reorganizations, Investment Companies, REITs)

Foreign Securities (foreign currency transactions)

Money Market Instruments

Illiquid Securities Initial Public Offerings Futures Contracts Swap Contracts Repurchase Agreements Reverse Repurchase Agreements Securities Lending

U.S. Equity Opportunities Fund

Debt Securities (Structured Notes, Zero-Coupon Securities, Pay-in-Kind Securities, Stripped Securities, Step-Coupon Securities, Mortgage-related Securities, Asset-Backed Securities, Collateralized Mortgage Obligations, U.S. Government Securities)

Equity Securities (Common Stock, Corporate Reorganizations, Investment Companies, Preferred Stock, REITs)

Foreign Securities (Bonds, Currency Hedging, Supranational Entities, Emerging Markets, Depositary Receipts, Currency Speculation)

Money Market Instruments

Initial Public Offerings

When-Issued Securities

Privatizations

Futures Contracts

Options

Swap Contracts

Illiquid Securities

Short Sales

Repurchase Agreements

Reverse Repurchase Agreements

Rights

Securities Lending

31

Fund	Securities	Practices
Value Opportunity Fund

Debt Securities (Convertible Securities, Investment Grade Fixed-Income Securities, Mortgage-Related Securities, Rule 144A Securities, U.S. Government Securities)

Equity Securities (Common Stock, Corporate Reorganizations, Investment Companies, Preferred Stock, REITs, Convertible Securities, Partnerships, Warrants)

Foreign Securities (Depositary Receipts, Emerging Markets, Currency Transactions)

Money Market Instruments

Initial Public Offerings Illiquid Securities Futures Contracts Options When-Issued Securities Repurchase Agreements Reverse Repurchase Agreements Securities Lending

Debt Securities

Each of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage- and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund’s investments in debt securities will cause the Fund’s net asset value (“NAV”) to increase or decrease.

Adjustable-Rate Mortgage (“ARM”) Securities

Some Funds may invest in ARMs. An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Since the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. In addition, some ARMs (or the underlying mortgages) are subject to caps or floors

32

that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage. See “Mortgage-Related Securities” for more information on the risks involved in ARMs.

Asset-Backed Securities

Some Funds may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Mortgage-backed securities are a type of asset-backed security. The securitization techniques used to develop mortgage securities are being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation (“CMO”) structure (described herein). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

In addition, the value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its adviser or subadviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. Asset-backed securities involve risks similar to those described in the section “Mortgage-Related Securities”.

Certain Funds may also gain exposure to asset-backed securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on ABX, which are indices made up of tranches of asset-backed securities, each with different credit ratings. Utilizing ABX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying asset-backed securities. Credit default swaps and other derivative instruments related to asset-backed securities are subject to the risks associated with asset-backed securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments” below.

Some Funds may also invest in residual interests in asset-backed securities, which are interests in the excess cash flow remaining after the issuer makes required payments on the securities and pays related administrative expenses. The total amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rate on the securities, prevailing interest rates, the amount of administrative expenses and the actual performance of the underlying assets. Among other things, such performance is influenced by the amount and timing of losses incurred on the assets, and leasing and disposition activity of the asset manager.

Bank Loans

Some Funds may invest in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans may not be rated investment-grade by the rating agencies. Economic downturns generally lead to

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higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates on many bank loans reset frequently, and therefore investors are subject to the risk that the return will be less than anticipated when the investment was first made. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. A Fund may participate in the primary syndicate for a bank loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments).

A Fund may also acquire a participation interest in another lender’s portion of the senior loan. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the credit risk of the borrower.

Collateralized Mortgage Obligations (“CMOs”)

Some Funds may invest in CMOs. CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. CMOs may be issued either by U.S. government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series, which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have a similar effect to the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities. CMOs involve risks similar to those described under “Mortgage-Related Securities” below.

Convertible Securities

Some Funds may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, investment adviser, any sub-advisers, administrator, transfer agent, and custodian), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks, resulting in losses to a Fund or its shareholders. The Funds have

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developed processes and risk management systems designed to reduce the risks associated with cybersecurity. However, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cybersecurity defenses of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Fixed-Income Securities

Some Funds may invest in fixed-income securities. Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The NAV of a Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”)) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, the Fund’s adviser or subadviser must have determined it to be of comparable quality.

Below Investment-Grade Fixed-Income Securities. Below investment-grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment-grade quality. To be considered below investment-grade quality, none of the three major rating agencies (Fitch, Moody’s and S&P) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, the Fund’s adviser or subadviser must have determined it to be of comparable quality.

Below investment-grade fixed-income securities are subject to greater credit risk and market risk than higher-quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in below investment-grade fixed-income securities, a Fund’s achievement of its objective may be more dependent on the adviser’s or the subadviser’s own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various ratings categories, see Appendix A. A Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if the Fund’s adviser or subadviser believes it would be advantageous to do so.

Inflation-Linked and Inflation-Indexed Securities

Some Funds may invest in inflation-linked securities. Inflation-linked securities are fixed-income securities the principal values of which are adjusted periodically according to the rate of inflation. The principal amount of these securities increases with increases in the price index used as a reference value for the securities. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-linked securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading

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to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period in which a Fund holds inflation-linked securities, the Fund may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

A Fund’s investments in inflation-indexed securities can cause the Fund to accrue income for U.S. federal income tax purposes without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Investments in Banks

Some of the Funds may invest in certificates of deposit (certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time), time deposits (non-negotiable deposits maintained in a bank for a specified period of time up to seven days at a stated interest rate), bankers’ acceptances (credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer) and other securities and instruments issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. Banks are also expected to serve as counterparties on some of a Fund’s derivative contracts.

A Fund also may purchase U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks (“Eurodollar” obligations) and domestic branches of foreign banks (“Yankee dollar” obligations). Eurodollar and other foreign obligations involve special investment risks, including the possibility that (i) liquidity could be impaired because of future political and economic developments, (ii) the obligations may be less marketable than comparable domestic obligations of domestic issuers, (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, (iv) deposits may be seized or nationalized, (v) foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, (vi) the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, (vii) there may be difficulties in enforcing a judgment against a foreign issuer, or (viii) the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. government agencies or instrumentalities.

These restrictions will not limit which banks may serve as counterparties for a Fund’s derivative instruments.

Mortgage Dollar Rolls

Some Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

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Mortgage-Related Securities

Some Funds may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments will tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of a Fund by increasing the average life of the Fund’s portfolio securities.

The value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of a Fund’s adviser or subadviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories, less documentation or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. Securities issued by the GNMA and the FNMA and similar issuers also may be exposed to risks described under “U.S. Government Securities.”

A Fund also may gain exposure to mortgage-related securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on CMBX, which are indices made up of tranches of commercial mortgage-backed securities, each with different credit ratings. Utilizing CMBX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying mortgage-backed securities. Credit default swaps and other derivative instruments related to mortgage-related securities are subject to the risks associated with mortgage-related securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments.”

Pay-in-Kind Securities

Some Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, such Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Rule 144A Securities and Section 4(2) Commercial Paper

Some Funds may purchase Rule 144A securities and/or Section 4(2) commercial paper. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of

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increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. As noted above, Rule 144A securities and Section 4(2) commercial paper are treated as illiquid unless a Fund’s adviser or subadviser has determined, under guidelines established by the Board, that the particular issue is liquid. Under the guidelines, a Fund’s adviser or subadviser considers such factors as: (1) the frequency of the trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Step-Coupon Securities

Some Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities

Some Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities, discussed in the section “Derivative Instruments.”

Structured Notes

Some Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500® Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund’s portfolio as a whole.

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Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of an adviser’s or subadviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the adviser’s or subadviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

U.S. Government Securities

The Funds may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills – Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

U.S. Treasury Notes and Bonds – Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

U.S. Treasury Floating Rate Notes – Treasury Floating Rate Notes are new instruments authorized by amendments to the U.S. Treasury’s marketable securities auction rules. As with other floating rate securities, at certain intervals the interest payment on a Treasury Floating Rate Note will increase when the applicable index increases, and will decrease when the applicable index decreases. Treasury Floating Rate Notes are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. For additional information on floating rate securities, see the section “Variable and Floating Rate Instruments” below.

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” – The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA, but these obligations are not backed by the full faith and credit of the U.S. government.

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“Freddie Macs” – The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but these obligations are not backed by the full faith and credit of the U.S. government.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV. Because the magnitude of these fluctuations generally will be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

S&P downgraded its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The downgrade by S&P and other possible downgrades in the future may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. The value of the Funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating given that the Funds may invest in U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

See the section “Mortgage-Related Securities” for additional information on these securities.

Zero-Coupon Securities

Some Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund’s investment in zero-coupon securities will require the Fund to accrue income without a corresponding receipt of cash. The Fund may be required to dispose of other portfolio securities (including at a time when it is not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a RIC under the Code.

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Equity Securities

Certain Funds may invest in equity securities. Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, real estate investment trusts (“REITs”) or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a fund that invests in equity securities may decrease, potentially by a significant amount. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See the section “Market Capitalizations”. A Fund’s investments may include securities traded “over-the-counter” (“OTC”) as well as those traded on a securities exchange. Some securities, particularly OTC securities, may be more difficult to sell under some market conditions.

Stocks of companies that a Fund’s adviser or subadviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If an adviser’s or subadviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the adviser or subadviser has placed on it.

Stocks of companies that are not expected to experience significant earnings growth, but whose stocks a Fund’s adviser or subadviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If an adviser’s or subadviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the adviser or subadviser has placed on it. Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related securities and other instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A Fund may invest in commodity-related securities and other instruments, such as structured notes, swap agreements, options, futures and options on futures that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, investments in commodity-linked instruments do not generally provide a claim on the underlying commodity. In addition, the ability of a Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable a Fund to maintain its status as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”). See “Taxes” below for more information.

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The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity-based investments. A highly liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments are also subject to credit and interest rate risks that in general affect the values of debt securities. A Fund may lose money on its commodity investments.

Corporate Reorganizations

Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Fund’s investment adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Fund’s investment adviser or subadviser which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.

Growth Stocks and Value Stocks

The Funds may invest in growth stocks and value stocks. Growth stocks are those stocks of companies that an adviser believes have earnings that will grow faster than the economy as a whole. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the adviser has placed on it.

Value stocks are those stocks of companies that are not expected to experience significant earnings growth, but that the adviser believes are undervalued compared to their true worth. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the adviser’s or subadviser’s assessment of a company’s prospects is wrong or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the adviser has placed on it. The Fund generally invests a significant portion of its assets in value stocks.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear into which category, if any, they fit.

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Investment Companies

Some of the Funds may invest in other investment companies. Investment companies, including exchange-traded funds (“ETFs”) such as “iShares,” “SPDRs” and “Vanguard ETFs®,” are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. In other circumstances, the market value of an investment company’s shares may be less than the NAV per share of the investment company. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Exchange-Traded Funds. Some of the Funds may invest in shares of ETFs. An ETF is an investment company that is generally registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. The index may be actively managed. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. ETFs sometimes also refer to entities that are not registered under the 1940 Act that invest directly in commodities or other assets (e.g., gold bullion). Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Limitations on Investments in Other Investment Companies. Investments in other investment companies are typically subject to limitations prescribed by the 1940 Act. The 1940 Act limitations currently provide, in part, that, unless an exception applies, a Fund may not purchase shares of an investment company if such a purchase would cause the Fund (a) to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) to have more than 5% of its total assets invested in the aggregate in the investment company; or (c) to have more than 10% of its total assets invested in the aggregate in all investment companies. Investments by a Fund may exceed these limitations, however, if permitted by applicable exemptive relief; for example, the Fund may invest in excess of the foregoing limitations in an unaffiliated ETF if the ETF has obtained exemptive relief from the Securities and Exchange Commission and both the ETF and the Fund adhere to the conditions in the exemptive relief.

Market Capitalizations

Some Funds may invest in companies with small, medium or large market capitalizations. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Middle market capitalization companies are generally medium-sized companies that are not as established as large capitalization companies, may be more volatile and are subject to many of the same risks as smaller capitalization companies.

Some Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalizations. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization

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often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. To the extent that a Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than broad market averages.

Preferred Stock

Some Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

REITs

Some Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs, the underlying assets of which are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in the Fund’s making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes, or may require the Fund to accrue and distribute income not yet received. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.

Real Estate Securities

The Real Estate Fund invests primarily in securities of companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction, management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. Certain other Funds may also have significant exposure to the real estate industry from time to time.

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Foreign Investment

Investment in securities of foreign issuers and in foreign branches of domestic banks involves some risks different from, or in addition to, those affecting investments in securities of U.S. issuers. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets:

Information. Publicly available information about foreign issuers and economies may be limited. Foreign issuers are not generally subject to uniform accounting, auditing and financial and other reporting standards and requirements comparable to those applicable to U.S. companies. Statistical information about the economy in an emerging market country may be unavailable or, if available, may be unreliable or not directly comparable to information regarding the economy of the United States or other more developed countries.

Regulation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. In other circumstances, there may be excessive regulation or regulations that are unhelpful to investors such as the Funds.

Liquidity and Concentration. Many foreign securities markets have substantially less volume than U.S. national securities exchanges. Foreign securities exchanges may close or be closed by regulators while U.S. securities exchanges remain open. Available investments in emerging countries may be highly concentrated in a small number of issuers or industries, or the issuers may be unseasoned and/or have significantly smaller market capitalization than in the United States or more developed countries. Consequently, securities of foreign issuers may be less liquid and more volatile than those of comparable domestic issuers. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Brokerage. Brokerage commissions and other transaction costs on foreign securities exchanges may be higher than in the United States.

Taxes. Foreign withholding or other taxes imposed on a Fund’s investments in foreign securities will reduce the Fund’s return on those securities. In certain circumstances, a Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. See the section “Taxes.”

Political/Economy. Political and economic developments may present risks. A foreign jurisdiction might impose or change withholding taxes on income payable in connection with foreign securities. There are risks of seizure, nationalization or expropriation of a foreign issuer or foreign deposits, and adoption of foreign governmental restrictions such as exchange controls. Many emerging or developing countries have less stable political and economic environments than some more developed countries, and may face external stresses (including war) as well as internal ones (including hyperinflation, currency depreciation, limited resource self-sufficiency and balance of payments issues and associated social unrest). It may be more difficult to obtain a judgment in a court outside the United States.

Currency Exchange. Securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. The exchange rates between the U.S. dollar and the currencies of emerging markets countries may be volatile, and changes in currency rates and exchange control regulations may affect (favorably or unfavorably) the value of a Fund’s assets in U.S. dollars. A Fund may incur costs in converting between currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Repatriation Restrictions. Foreign governments may delay or restrict repatriation of the Fund’s investment income or other assets, which may adversely impact the Fund’s ability to make timely distributions. If, for any reason, the Fund were unable, through borrowing or otherwise, to meet the distribution requirements imposed by the Code, the Fund would cease to qualify for the favorable tax treatment afforded RICs. See the section “Taxes” in this Statement.

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In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments that are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see “Net Asset Value.”

Investments in emerging markets may be subject to the risks discussed herein to a greater extent than those in more developed markets. See the section “Emerging Markets.”

Depositary Receipts

Some Funds may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation.

All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or U.S. corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Because the Funds may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance; (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures; and (vi) risks associated with the imposition of sanctions by the U.S. government. A Fund’s purchase and sale of portfolio

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securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Fund, its adviser or subadviser and their affiliates, and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

In determining whether to invest in securities of foreign issuers, a Fund’s adviser or subadviser may consider the likely effects of foreign taxes on the net yield available to a Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.

Foreign Investment Companies

Some of the countries in which some of the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or authorized investment vehicles, which may include other investment companies. Some of the Funds may also invest in registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act or to special tax rules under the Code. If a Fund invests in investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Fund’s adviser), but also, indirectly, the similar expenses of the underlying investment companies.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities may include, among other things, securities of issuers organized or headquartered outside the U.S. as well as obligations of supranational entities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets, as described more fully in the section “Emerging Markets.” The non-U.S. securities in which a Fund may invest, all or a portion of which may be non-U.S. dollar-denominated, may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds;” (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; (e) non-U.S. dollar-denominated securities of U.S. corporate issuers; and (f) equity securities issued by foreign corporations or other business organizations.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a Fund that is not over-weighted in that region. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

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Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The recent global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in deeper and/or longer financial downturns among the eurozone nations. Recent events in the eurozone have called into question the long-term viability of the euro as a shared currency among the eurozone nations. Moreover, strict fiscal and monetary controls imposed by the European Economic and Monetary Union as well as any other requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including any discontinuation of the euro as the shared currency among the eurozone nations or the implementation of capital controls or the restructuring of financial institutions, a Fund’s euro-denominated investments may become difficult to value, a Fund may be unable to dispose of investments or repatriate investment proceeds, a Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of the Fund’s euro-denominated investments may decline significantly and unpredictably.

Although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. Compliance with foreign tax law may reduce a Fund’s net income available for distribution to shareholders.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments that are inherently subjective, may not always eliminate the risk of price arbitrage. The Funds’ securities may change in price on days on which the U.S. markets are closed and the Funds do not calculate their NAVs or sell or redeem their shares. For more information on how the Funds use fair value pricing, see the section “Net Asset Value.”

Foreign withholding or other taxes imposed on a Fund’s investments in foreign securities will reduce the Fund’s return on those securities. The Funds do not expect to be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. See the section “Taxes.”

Some Funds may invest in certain securities that are denominated and traded in the euro, the official currency of the eurozone. The recent global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in deeper and/or longer financial downturns among eurozone nations. Recent events in the eurozone have called into question the long-term viability of the euro as a shared currency among the eurozone nations. Moreover, strict fiscal and monetary controls imposed

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by the European Economic and Monetary Union as well as any other requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including any discontinuation of the euro as the shared currency among the eurozone nations or the implementation of capital controls or the restructuring of financial institutions, a Fund’s euro-denominated investments may become difficult to value, a Fund may be unable to dispose of investments or repatriate investment proceeds a Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of a Fund’s euro-denominated investments may decline significantly and unpredictably.

Canadian Investments

Some of the Funds may invest in securities of Canadian issuers to a significant extent. The Canadian and U.S. economies are closely integrated, and U.S. market conditions, including consumer spending, can have a significant impact on the Canadian economy such that an investment in Canadian securities may not have the same diversifying affect as investments in other countries. In addition, Canada is a major producer of commodities, such as forest products, metals, agricultural products and energy-related products like oil, gas and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada’s economic growth may be significantly affected by fluctuations in currency and global demand for such commodities. Investments in Canadian securities may be in Canadian dollars; see the section “Foreign Currency Transactions” for more information.

Supranational Entities

Certain Funds may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the section “Foreign Currency Transactions.”

Foreign Currency Transactions

Some Funds may engage in foreign currency transactions for both hedging and investment purposes. Foreign securities in a Fund’s portfolio may be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”), as described in the section “Derivative Instruments.”

Forward contracts are subject to many of the same risks as derivatives described in the section “Derivative Instruments.” Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value

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of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, some Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

Certain Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by a Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which a Fund may engage involve risks similar to those described in the section “Derivative Instruments.”

A Fund’s use of currency transactions may be limited by tax considerations. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and may affect the timing or amount of distributions to shareholders.

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described in the section “Foreign Securities.” Because a Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region.

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Money Market Instruments

Each Fund may invest in money market instruments as described in its Prospectus. Money market instruments are high-quality, short-term securities. A Fund’s money market investments at the time of purchase (other than U.S. government securities (defined below) and repurchase agreements relating thereto) generally will be rated at the time of purchase in the two highest short-term rating categories as rated by a major credit agency or, if unrated, will be of comparable quality as determined by the adviser or subadviser. The Funds may invest in instruments of lesser quality and do not have any minimum credit quality restriction. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

Although changes in interest rates can change the market value of a security, the Funds expect those changes to be minimal with respect to these securities, which may be purchased by a Fund for defensive purposes. A Fund’s money market investments may be issued by U.S. banks, foreign banks (including their U.S. branches) or foreign branches and subsidiaries of U.S. banks. Obligations of foreign banks may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage) and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Obligations of such branches or banks will be purchased only when the adviser or subadviser believes the risks are minimal. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

The Funds may invest in U.S. government securities that include all securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities (“U.S. government securities”). Some U.S. government securities are backed by the full faith and credit of the United States. U.S. government securities that are not backed by the full faith and credit of the United States are considered riskier than those that are.

Although the Funds may invest in money market instruments, they are not money market funds and therefore are not subject to the portfolio quality, maturity and NAV requirements applicable to money market funds. The Funds will not seek to maintain a stable NAV. The Funds also will not be required to comply with the rating restrictions applicable to money market funds, and will not necessarily sell an investment in cases where a security’s rating has been downgraded.

Considerations of liquidity, safety and preservation of capital may preclude a Fund from investing in money market instruments paying the highest available yield at a particular time. In addition, a Fund’s ability to trade money market securities may be constrained by the collateral and asset coverage requirements related to the Fund’s other investments. As a result, a Fund may need to buy or sell money market instruments at inopportune times. In addition, even though money market instruments are generally considered to be high-quality and a low-risk investment, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities.

TYPES OF PRACTICES

Derivative Instruments

Some Funds expected to use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions.” A Fund’s adviser or subadviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that a Fund may use include (but are not limited to) futures contracts, warrants, structured notes, foreign currency transactions, credit default swaps, options contracts, swap transactions and forward currency contracts.

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Transactions in certain derivatives are subject to clearance on a U.S. national clearinghouse and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. In addition, the U.S. government has enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, various agencies are in the process of promulgating rules under the Dodd-Frank Act and other legislation, and the ultimate impact of this legislation on the market remains unclear. The regulatory changes could, among other things, restrict the Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin requirements), and the Fund may be unable to execute its investment strategy as a result. Additionally, the new requirements may result in increased uncertainty about counterparty credit risk. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

Derivatives involve special risks, including counterparty risk, illiquidity, difficulties in valuation, leverage risk and, to the extent the adviser’s or subadviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. See the subsection “Additional Risks of Derivative Instruments.” A Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce a Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. See the section “Additional Risks of Derivative Instruments” below for additional information about the risks relating to derivatives instruments.

Several types of derivative instruments in which a Fund may invest are described in more detail below. However, the Funds are not limited to investments in these instruments and may decide not to employ all of these strategies.

Asset Segregation and Coverage

Each Fund will segregate with its custodian or otherwise designate on its records liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. A Fund may segregate amounts in addition to the amounts described above. In certain circumstances, a Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., a Fund may cover a written put option with a purchased put option with the same or higher exercise price). Although a Fund’s adviser or subadviser will attempt to ensure that the Fund has sufficient liquid assets to cover its obligations under its derivatives contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. A Fund may modify its asset segregation policies from time to time.

Futures Contracts

Futures transactions involve a Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500® Index.

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When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality/liquid securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.”

The gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs. Should the value of the assets in the margin account drop below the minimum amount required to be maintained, or “maintenance margin,” the Fund will be required to deposit additional assets to the account.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract.

Futures contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in these markets, with the specific intention of influencing such prices. The effect of such intervention is often heightened by a group of governments acting in concert.

Furthermore, the low margin deposits normally required in futures trading permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. The inability to liquidate futures positions creates the possibility of the Fund being unable to control its losses. If the Fund were to borrow money to use for trading purposes, the effects of such leverage would be magnified. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the investors and the terms of any loan agreements may contain provisions that limit certain activities of the Fund. The Fund may also be unable to utilize all cash available to it if certain margin requirements cannot be netted across exchanges, or alternatively if financing is unavailable. Physical delivery of commodities can result in temporary illiquidity and the Fund may incur additional charges associated with the holding and safekeeping of any such commodities.

Commodity Futures Contracts

Some Funds may invest in commodity futures contracts. There are additional risks associated with transactions in commodity futures contracts including, but not limited to the following:

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may also change. Physical delivery of commodities can result in temporary illiquidity and the Fund may incur additional charges associated with the holding and safekeeping of any such commodities.

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Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing positions and views of the participants in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the positions and views of the participants in futures markets have shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, a Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Index Futures Contracts

In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500® Index. The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Options

Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; a Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the

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security or other asset deliverable under the futures contract) has not changed. As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

Warrants and Rights

Some Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Options on Foreign Currencies

Certain Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, as described in the Prospectuses. In addition, options on foreign currencies may be used to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require a Fund to forego a portion or all of the benefits of advantageous changes in those rates.

Certain Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Options on Indices

Some Funds may transact in options on indices (“index options”). Put and call index options are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss at expiration depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes an index call option, it receives a premium and undertakes the obligation that, prior to the expiration date (or, upon the expiration date for European-style options), the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the exercise settlement value of the relevant index is greater than the exercise price of the call. The manner of determining “exercise settlement value” for a particular option series is fixed by the options market on which the series is traded. S&P 500® Index options, for example, have a

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settlement value that is calculated using the opening sales price in the primary market of each component security on the last business day (usually a Friday) before the expiration date. The amount of cash is equal to the difference between the exercise settlement value of the index and the exercise price of the call times a specified multiple (“multiplier”). When a Fund buys an index call option, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys an index put option, it pays a premium and has the right, prior to the expiration date (or upon the expiration date for European-style options) to collect, upon the Fund’s exercise of the put an amount of cash equal to the difference between the exercise price of the option and the exercise settlement value of the index, times a multiplier, similar to that described above for calls, if the exercise settlement value is less than the exercise price. When a Fund writes an index put option, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the exercise settlement value of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Exchange-Traded and Over-the-Counter Options

Some Funds may purchase or write both exchange-traded and over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Index Warrants

Some Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive, upon exercise of the warrant, a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

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Forward Contracts

As described in the section “Foreign Currency Transactions,” some Funds may invest in forward contracts. Forward contracts are transactions involving a Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the adviser or subadviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in a Fund’s investment portfolio. Forward contracts may also be used by a Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

Forward contracts are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Trading in forward contracts is generally unregulated. There is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund.

Forward contracts are subject to many of the same risks as options, warrants and futures contracts described above. As described in the section “Foreign Currency Transactions,” forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Funds may incur costs in connection with conversions between various currencies, and the Funds will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Additionally, in its forward trading, the Funds are subject to the risk of the bankruptcy of, or the inability or refusal to perform with respect to its forward contracts by, the principals with which the Funds trade. Funds on deposit with such principals are generally not protected by the same segregation requirements imposed on CFTC regulated commodity brokers in respect of customer funds on deposit with them. A Fund may place forward trades through agents, so that the insolvency or bankruptcy of such agents could also subject the Fund to the risk of loss.

Swap Transactions

Some Funds may enter into a variety of swap agreements, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. Depending on the structure of the swap agreement, a Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to manage duration, to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or

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instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed-upon basis for calculating the payments that the parties agree to exchange, i.e., the return on or increase in value of a particular dollar amount invested at particular interest rate, in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”) require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not

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make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Credit Default Swaps

Some Funds may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash depending upon the terms of the swap.

A Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Swap Execution Facilities

Certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and

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recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

Counterparty Risk

The Funds will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, they deal, whether they engage in exchange traded or off-exchange transactions. Transactions entered into by the Funds may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. There can be no assurance that a failure by any such entity will not lead to a loss to a Fund. To the extent a Fund engages in cleared derivatives transactions, it will be subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. If a Fund engages in cleared futures transactions, it will also be exposed to the credit risk of its futures commission merchant (“FCM”). If a Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, a Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds on deposit with such FCM and owing to them. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, a Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

The Funds may also engage in bilateral derivative transactions, which are not centrally cleared. Because bilateral derivative transactions are traded between counterparties based on contractual relationships, the Funds are subject to the risk that a counterparty will not perform its obligations under the related contracts. There can be no assurance that a counterparty will not default and that a Fund will not sustain a loss on a transaction as a result. In situations where a Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, a Fund’s collateral may be subject to conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Funds are subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which a Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Investment Pools of Swap Contracts

Some Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment

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than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swap contracts and related underlying securities whose performance corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to a Fund’s restriction on investments in illiquid securities.

Short Exposure Risk

A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which a Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment such as a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that a Fund will be able to cover its short positions. For example, an uncovered call writer’s loss is potentially unlimited.

Additional Risks of Derivative Instruments

As described in the Prospectuses, certain Funds intend to use derivative instruments, including several of the instruments described above, as part of their investment practices as well as for risk management purposes. Although an adviser or subadviser may seek to use these transactions to achieve a Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. Any or all of these investment techniques may be used at any time. The ability of a Fund to utilize these derivative instruments successfully will depend on its adviser’s or subadviser’s ability to predict pertinent market movements, which cannot be assured. Furthermore, a Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s NAV. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Use of derivatives for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. A short exposure through a derivative may present additional risks. If the value of the asset, asset class or index on which a Fund has obtained a short exposure increases, the Fund will incur a loss. Moreover, the potential loss from a short exposure is theoretically unlimited.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of an adviser or subadviser to forecast interest rates and other economic factors correctly. If an adviser or subadviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. If an adviser or subadviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, a Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. To

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the extent that a Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of other securities, changes in the value of those other securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class. A Fund may invest in derivative instruments linked to the returns of one or more hedge funds or groups of hedge funds. To the extent that a Fund invests in such instruments, in addition to the risks associated with investments in derivative instruments generally, a Fund will be subject to the risks associated with investments in hedge funds.

The use of derivative instruments, including, but not limited to, the futures contracts, options and warrants, forward currency contracts and swap transactions described above, involves risks in addition to those described above or in the Prospectuses. Although the adviser may seek to use these transactions to achieve a Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. A Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that a Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, a Fund may purchase or sell futures contracts in a smaller dollar amount than the hedged securities if the volatility of the price of hedged securities is historically less than that of the futures contracts. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g. short positions in which a Fund does not hold the instrument to which the short position relates), the potential risk of loss to a Fund is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the derivatives markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in derivatives because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, derivatives market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

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Income earned by a Fund from its options activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by a Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of a Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in a Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of a Fund’s investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.

The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as a Fund would otherwise wish to do.

The successful use of derivatives will usually depend on the adviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, a Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Furthermore, a Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s NAV. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent a Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

In the case of options that are not traded on an exchange (OTC options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The derivatives markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, derivatives that are traded on foreign exchanges may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, may be subject to less detailed reporting requirements, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See the section “Foreign Securities.”

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. It is impossible to fully predict the

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effects of legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act has and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

Additional Risk Factors in Cleared Derivatives Transactions

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In a cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the adviser or subadviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Funds and the clearing members is developed by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Funds in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Funds’ clearing member, and the documentation typically does not give the Funds any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create

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additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements will expose the Funds to new kinds of risks and costs.

Other Derivatives; Future Developments

The above discussion relates to the Funds’ proposed use of certain types of derivatives currently available. However, the Funds are not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Funds may use derivatives not currently available or widely in use.

As of the date of this Statement, the Funds are operated by persons who have claimed an exclusion from the definition of commodity pool operator (a “CPO”) under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA with respect to the Funds (the “exclusion”) promulgated by the CFTC. Accordingly, with respect to the Funds, the advisers are not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the adviser would be required to register as a CPO with the CFTC with respect to that Fund. The adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the adviser’s intention to operate the Fund in a manner that would permit the adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event the adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to a Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return.

Illiquid Securities

The Funds may purchase illiquid securities. Illiquid securities are those that are not readily resalable. Securities whose disposition is restricted by federal securities laws may be considered illiquid. Securities will generally be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Investment in illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser or subadviser has determined, under guidelines established by each Trust’s Board, that the particular issue is liquid. See the section “Rule 144A Securities and Section 4(2) Commercial Paper” for additional information on these instruments.

Initial Public Offerings

The Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. A Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares

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open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund’s investment in IPO securities may have a significant impact on the Fund’s performance and may result in significant capital gains.

Private Placements

Some Funds may invest in securities that are purchased in private placements. While private placements may offer opportunities for investment that are not otherwise available on the open market, these securities may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when its adviser or subadviser believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available for these securities. The judgment of a Fund’s adviser or subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

A Fund may be deemed to be an underwriter for purposes of the Securities Act when reselling privately issued securities to the public. As such, a Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the Prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

Some Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. In addition, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Repurchase Agreements

A Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a Fund. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Funds do not have percentage limitations on how much of their total assets may be invested in repurchase agreements. The Funds typically use repurchase agreements for cash management and temporary defensive purposes. A Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the adviser or subadviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

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Reverse Repurchase Agreements

Some Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. Reverse repurchase agreements are economically similar to secured borrowings by a Fund.

Securities Lending

The Funds may lend their portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Funds’ custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Fund will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements, a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned, pass to the borrower. However, if a material event (as determined by the adviser or subadviser) affecting the investment occurs, the Fund may seek to recall the securities so that the securities may be voted by the Fund, although the adviser or subadviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. The Funds pay various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Board or persons acting pursuant to the direction of the Board.

These transactions must be fully collateralized at all times, but involve some credit risk to the Funds if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Funds are delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Short Sales

Some Funds may enter into short sales of securities. To sell a security short, a Fund must borrow that security from a lender, such as a prime broker, and deliver it to the short sale counterparty. If the Fund is unable to borrow the security it wishes to sell short at an advantageous time or price, the Fund’s ability to pursue its short sale strategy may be adversely affected. When closing out a short position, the Fund will have to purchase the security it originally sold short. The Fund will realize a profit from closing out a short position if the price of the security sold short has declined since the short position was opened; the Fund will realize a loss from closing out a short position if the value of the shorted security has risen since the short position was opened. Because there is no upper limit on the price to which a security can rise, short selling exposes the Fund to potentially unlimited losses if it does not hold the security sold short.

While short sales can be used to further the Fund’s investment objective, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. Under adverse market conditions, the Fund may have difficulty purchasing the securities required to meet its short sale delivery obligations, and may have to sell portfolio securities at a disadvantageous time or price to raise the funds necessary to meet its short sale obligations. If a request to return the borrowed securities occurs at a time when other short sellers of those same securities are receiving similar requests, a “short squeeze” can occur, and the Fund may be forced to replace the borrowed securities with purchases on the open market at a disadvantageous time, potentially at a cost that significantly exceeds the original short sale proceeds originally received in selling the securities short. It is possible that the value of the Fund’s long positions will decrease at the same time that the value of its short positions increases, which could increase losses to the Fund.

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The Fund intends to cover its short sale transactions either by segregating or earmarking liquid assets, such that the segregated/earmarked amount, combined with any amount deposited with a broker as margin, equals the current market value of the securities underlying the short sale or by purchasing the securities underlying the short sale transaction or call options on those securities with a strike price no higher than the price at which the security was sold. Ordinarily, the Fund will incur a fee or pay a premium to borrow securities, may also be required to pay interest and other charges, and will have to repay the lender any dividends or interest that accrue on the security while the loan is outstanding. The amount of the premium, dividends, interest and other expenses the Fund pays in connection with the short sale will decrease the amount of any gain from a short sale and increase the amount of any loss.

Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund’s assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Short-Term Trading

The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in a Fund’s portfolio, which may produce higher transaction costs and the realization of taxable capital gains (including short-term gains, which generally are taxed to individuals at ordinary income rates). Portfolio turnover considerations will not limit the adviser’s or subadviser’s investment discretion in managing a Fund’s assets. Each Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, the Funds may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when a Fund enters into the commitment, but a Fund does not make payment until it receives delivery from the counterparty. An adviser or subadviser will commit to purchase such securities only with the intention of actually acquiring the securities, but the adviser or subadviser may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an adviser or subadviser is fully or almost fully invested may result in greater potential fluctuation in the value of a Fund’s net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Fund on a forward commitment basis will not honor its purchase obligation. In such cases, a Fund may incur a loss.

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TEMPORARY DEFENSIVE POSITIONS

Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the adviser and subadviser(s) of each Fund may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash and may invest any portion of its assets in money market or other short-term high-quality instruments.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund, thereby decreasing each Fund’s total return. High portfolio turnover also may give rise to additional taxable income for the Fund’s shareholders, including through the realization of short term capital gains, which are typically taxed to shareholders at ordinary income tax rates, and therefore can result in higher taxes for shareholders that hold their shares in taxable accounts. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. Each Fund anticipates that its portfolio turnover rate will vary from time to time depending on the volatility of economic and market conditions.

The rate of portfolio turnover will not be a limiting factor when each Fund’s adviser or subadviser believes that portfolio changes are appropriate.

For the fiscal years ended December 31, 2013 and December 31, 2014, the portfolio turnover rates for the Natixis Oakmark Fund were 29% and 64%, respectively. The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the Natixis Oakmark Fund’s portfolio management team. For the fiscal years ended December 31, 2013 and December 31, 2014, the portfolio turnover rates for the U.S. Equity Opportunities Fund were 50% and 93%, respectively. The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the U.S. Equity Opportunities Fund’s portfolio management team and a reduction from four segments to two segments.

PORTFOLIO HOLDINGS INFORMATION

Each Trust’s Board has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds’ website at ngam.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 30 days (15 days for Small Cap Value Fund and Value Opportunity Fund and 10 business days after quarter-end for Natixis Oakmark Fund, Natixis Oakmark International Fund and Natixis U.S. Equity Opportunities Fund). A list of Small Cap Value Fund’s and Value Opportunity Fund’s top 10 holdings will generally be available on a monthly basis within 7 business days after month-end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

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The Board has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

(1)	Disclosure of portfolio holdings posted on the Funds’ website, provided that information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds’ portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end) (excluding Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund and Natixis Oakmark Fund), and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure to SG Constellation, as part of the Class B Share Financing Program and subject to an agreement to protect the confidentiality and limit the use of the information except for the purposes provided (full portfolio holdings provided weekly for Funds with Class B shares);

(4)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Institutional Shareholder Services Inc. and Glass Lewis & Co., LLC as part of the proxy voting administration and research services, respectively, provided to the advisers and subadvisers of the Funds (votable portfolio holdings of issuers as of record date for shareholder meetings);

(5)	Disclosure to employees of the Funds’ advisers, subadvisers, principal underwriter, administrator, custodian, financial printer, fund accounting agent and independent registered public accounting firm, fund counsel and Independent Trustees’ counsel, as well as to broker-dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes;

(6)	Disclosure to Natixis Global Asset Management (“NGAM”), in its capacity as the seed capital investor for Funds, in order to satisfy certain reporting obligations to its parent company and for its own risk management purposes; provided that NGAM agrees to maintain its seed capital in the Funds for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund. NGAM and its parent utilize a third-party service provider, Aptimum Formation Développment (“Aptimum”), to assist with its analysis of risk. Any sharing of holdings information with Aptimum is subject to a confidentiality agreement; and

(7)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board.

With respect to items (2) through (6) above, disclosure is made pursuant to procedures that have been approved by the Board, and may be made by employees of each Fund’s adviser, subadviser, administrator or custodian. With respect to (7) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are Advent Software, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund, Value Opportunity Fund and the Harris Associates subadvised discipline of the U.S. Equity Opportunities Fund; Barra Portfolio Manager (daily disclosure of full portfolio holdings) for the purpose of performing certain functions related to the research, reporting, strategy development, portfolio construction, and performance and risk attribution with respect to the Loomis Sayles – All Cap Growth segment of the U.S. Equity Opportunities Fund, RR Donnelley (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items; Loomis Sayles Solutions, LLC (daily disclosure of full portfolio holdings) for the purpose of performing certain portfolio compliance monitoring services with respect to the discipline of Diversified Income Fund managed by Active Investment Advisors; Bloomberg (daily disclosure of full portfolio holdings, provided next business day) for the purpose of performing attribution analysis with respect to the Loomis Sayles sub-advised equity segments of U.S. Equity Opportunities Fund; Electra (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to Diversified Income Fund; Barclays and Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing analytics and scenario analysis with respect to the Loomis Sayles sub-advised fixed-income segments of Diversified Income Fund; Citibank, N.A. (daily disclosure of full portfolio holdings) for the purposes of performing certain electronic reconciliations/affirmations with respect to the Active Investment Advisors managed discipline of Diversified Income Fund; Glass Lewis & Co., LLC and

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Battea Class Action Services, LLC (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of monitoring and processing any applicable class action lawsuits filed for the securities held within the Real Estate Fund and the AEW sub-advised segment of Diversified Income Fund, Thomson Financial (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of performing attribution analysis with respect to Real Estate Fund and the AEW sub-advised segment of Diversified Income Fund; Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ federal income and excise tax returns. Although the Trusts may enter into written confidentiality agreements, in other circumstances, such as those described in (5) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case-by-case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Funds’ Board exercises oversight of the disclosure of the Funds’ portfolio holdings by, among other things, receiving and reviewing reports from the Funds’ chief compliance officer regarding any material issues concerning the Funds’ disclosure of portfolio holdings or from officers of the Funds in connection with proposed new exceptions or new disclosures pursuant to item (7) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised or sub-advised by a Fund’s adviser or subadviser may be subject to different portfolio holdings disclosure policies, and neither the adviser nor the Board exercises control over such policies or disclosure. In addition, separate account clients of the adviser have access to their portfolio holdings and are not subject to each Fund’s portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the adviser and some of the separate accounts managed by the adviser may have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund’s and the adviser’s fiduciary duty to shareholders, and the Fund’s code of ethics. Each Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, subadviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in a Fund or in other funds or accounts managed by the Fund’s adviser or subadviser or by any affiliated person of the adviser or subadviser.

MANAGEMENT OF THE TRUSTS

Each Trust is governed by the Board, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

Trustees and Officers

The table below provides certain information regarding the trustees and officers of the Trusts. For the purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those trustees who are not “interested persons,” as defined in the 1940 Act, of the relevant Trust. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this Statement, the term “Interested Trustee” means those trustees who are “interested persons”, as defined in the 1940 Act, of the relevant Trust.

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The following table provides information about the members of the Board, including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the trustee should serve as such. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Chairperson of the Audit Committee and Governance Committee Member	Retired	42	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including at a defense company and a financial services company)

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Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Wendell J. Knox (1948)	Trustee since 2009 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan (1956)	Trustee since 2012 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Boards and on the boards of other business organizations as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

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Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors); since 1993 for Natixis Funds Trust II; since 2000 for Natixis Funds Trust IV

Ex officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee since 2009 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2003 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV	Chairman and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)

Trustee

since 2011 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV

President and Chief Executive Officer since 2008 of Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV

		President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P. and NGAM Distribution, L.P.

John T. Hailer[5] (1960)	Trustee Since 2000 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

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[2]	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”) and, Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).
[3]	Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.
[4]	Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.
[5]	Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
[2]	Each person listed above holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a trustee of the Trusts should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

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Leadership and Structure of the Board

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees of each Trust currently consists of twelve trustees, nine of whom are Independent Trustees. The trustees have delegated significant oversight authority to the three standing committees of the Trusts, the Audit Committee, the Contract Review Committee and the Governance Committee, all of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Governance Committee reviews the Board’s governance practices and procedures and recommends appropriate changes to the full Board. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.

The Contract Review Committee of the Trusts consists solely of trustees who are not employees, officers or directors of NGAM Advisors, the Distributor or their affiliates and considers matters relating to advisory and distribution arrangements and potential conflicts of interest between the Fund’s Adviser and the Trusts. During the fiscal year ended December 31, 2014 (January 31, 2015 for the Real Estate Fund), this committee held five meetings.

The Governance Committee of the Trusts consists solely of trustees who are not employees, officers or directors of NGAM Advisors, the Distributor or their affiliates and considers matters relating to candidates for membership on the Board and trustee compensation. The Governance Committee makes nominations for Independent Trustee membership on the Board when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board, c/o Secretary of the Funds, NGAM Advisors, L.P., 399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the name of the Fund, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. When identifying an individual to potentially fill a vacancy on a Trust’s Board, the Governance Committee may seek referrals from a variety of sources, including current trustees, management of the Trusts, Fund counsel, and counsel to the trustees, as well as shareholders of the Funds in accordance with the procedures described above. In evaluating candidates for a position on the Board, the Governance Committee may consider a variety of factors, including (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. During the fiscal year ended December 31, 2014, this committee held three meetings.

The Audit Committee of the Trusts consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts’ audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board. The Audit Committee also reviews and

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monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of a Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended December 31, 2014 (January 31, 2015 for the Real Estate Fund), this Committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review Committee	Governance Committee
Kenneth A. Drucker – Chairman	Peter J. Smail – Chairman	Cynthia L. Walker – Chairperson
Richard A. Goglia	Edmond J. English	Kenneth A. Drucker
Wendell J. Knox	Martin T. Meehan	Wendell J. Knox
Erik R. Sirri	Cynthia L. Walker	Peter J. Smail

As chairperson of the Board, Ms. Moose is an ex officio member of all three Committees.

Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trusts, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at NGAM Advisors and the Distributor, which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, sub-advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

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Fund Securities Owned by the Trustees

As of December 31, 2014, the trustees had the following ownership in the Funds and in all funds in the Fund Complex:

Independent Trustees

Dollar Range of Fund Shares[1]	Kenneth A. Drucker	Edmond J. English	Richard A. Goglia	Wendell J. Knox[2]	Martin T. Meehan	Sandra O. Moose	Erik R. Sirri	Peter J. Smail	Cynthia L. Walker[2]
Diversified Income Fund	A	A	A	A	A	A	A	A	A
Natixis Oakmark Fund	A	A	A	A	A	A	A	A	A
Natixis Oakmark International Fund	A	D	A	E	A	E	A	A	A
Real Estate Fund	A	A	A	A	A	A	A	A	A
Small Cap Value Fund	A	A	A	A	A	A	A	A	A
Targeted Equity Fund	A	A	A	A	D	A	A	A	A
U.S. Equity Opportunities Fund	E	A	A	A	A	A	A	A	A
Value Opportunity Fund	A	A	A	A	A	A	A	A	A
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E	E	E	E	E	E	E

[1]	A. None

B. $1 - 10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

[2]	Amounts include economic value of notional investments held through the deferred compensation plan.

Interested Trustees

Dollar Range of Fund Shares*	Robert J. Blanding	David L. Giunta	John T. Hailer
Diversified Income Fund	A	A	A
Natixis Oakmark Fund	A	A	A
Natixis Oakmark International Fund	E	A	E
Real Estate Fund	A	E	A
Small Cap Value Fund	A	A	A
Targeted Equity Fund	A	A	D
U.S. Equity Opportunities Fund	A	A	A
Value Opportunity Fund	A	A	A
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E

*	A. None

B. $1 - 10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

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Trustee Fees

The Trusts pay no compensation to their officers or to trustees who are employees, officers or directors of NGAM Advisors, the Distributor, or their affiliates.

The Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the Chairperson of the Audit Committee and the Chairperson of the Contract Review Committee each receive an additional retainer fee at an annual rate of $17,500. The Chairperson of the Governance Committee receives an additional retainer fee at an annual rate of $5,000. Each Contract Review Committee and Audit Committee member is compensated $6,000 for each committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

The table below shows the amounts received by the trustees for serving as a trustee of the Trusts, and also for serving as trustees of the Natixis Funds Trusts and Loomis Sayles Funds Trusts during the fiscal year ended December 31, 2014. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended December 31, 2014

	Aggregate Compensation from Natixis Funds Trust I1	Aggregate Compensation from Natixis Funds Trust II1	Aggregate Compensation from Natixis Funds Trust IV1	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[2]
INDEPENDENT TRUSTEES
Daniel M. Cain[3]	$11,294	$22,180	$1,522	$0	$0	$126,750
Kenneth A. Drucker	$19,939	$38,015	$2,473	$0	$0	$229,500
Edmond J. English	$19,678	$37,637	$2,500	$0	$0	$220,000
Richard A. Goglia[4]	$0	$0	$0	$0	$0	$0
Wendell J. Knox	$19,678	$37,637	$2,500	$0	$0	$220,000
Martin T. Meehan	$19,677	$37,637	$2,500	$0	$0	$220,000
Sandra O. Moose	$15,341	$27,041	$778	$0	$0	$300,000
Erik R. Sirri	$18,507	$35,295	$2,304	$0	$0	$212,000
Peter J. Smail	$20,430	$39,019	$2,584	$0	$0	$228,750
Cynthia L. Walker	$19,678	$37,637	$2,500	$0	$0	$220,000

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INTERESTED TRUSTEES
Robert J. Blanding	$0	$0	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0	$0	$0
John T. Hailer	$0	$0	$0	$0	$0	$0

[1]	Amounts include payments deferred by trustees for the fiscal years ended December 31, 2014 and January 31, 2015, with respect to the Trusts. The total amount of deferred compensation accrued for Natixis Funds Trust I as of December 31, 2014 for the trustees is as follows: English ($37,433), Knox ($133,159), Meehan ($25,224), Sirri ($106,450) and Walker ($190,833). The total amount of deferred compensation accrued for Natixis Funds Trust II as of December 31, 2014 for the trustees is as follows: English ($67,078), Knox ($158,203), Meehan ($42,706), Sirri ($132,347) and Walker ($174,750). The total amount of deferred compensation accrued for Natixis Funds Trust IV as of December 31, 2014 for the trustees is as follows: English ($4,822), Knox ($17,036), Meehan ($3,210), Sirri ($13,385) and Walker ($24,797).
[2]	Total Compensation represents amounts paid during the fiscal year ended December 31, 2014 to a trustee for serving on the Board of seven (7) trusts with a total of forty-two (42) funds as of December 31, 2014. One of these trusts, the Hansberger International Series, was deregistered on November 24, 2014.
[3]	Mr. Cain resigned as a trustee on June 19, 2014.
[4]	Mr. Goglia was appointed as a trustee effective January 1, 2015.

The Natixis Funds Trusts and Loomis Sayles Funds Trusts do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees.

Management Ownership

As of April 1, 2015, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of each Fund and each Trust.

Code of Ethics

The Trusts, their advisers and subadvisers, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with and are available from the SEC’s EDGAR database which can be accessed through www.sec.gov.

Proxy Voting Policies

The Boards of Trustees of the Funds have adopted the Proxy Voting Policy and Guidelines (the “Guidelines”) for the voting of proxies for securities held by the Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Funds’ investment adviser or subadviser(s). Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of each Fund and its shareholders. The adviser or subadviser shall exercise its fiduciary responsibilities to vote proxies with respect to each Fund’s investments that are managed by that adviser or subadviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser or subadviser. Because each adviser and subadviser manages its portfolio independently from the other, the different Funds and/or different segments of the same Fund may vote differently on the same matter. The adviser or subadviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The adviser or subadviser shall make available to each Fund, or NGAM Advisors, the Funds’ administrator, the records and information maintained by the adviser or subadviser under the Guidelines.

Information regarding how the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2014 is available without charge through the Funds’ website, ngam.natixis.com and on the SEC’s website at www.sec.gov.

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NGAM Advisors. Generally, proxy voting responsibilities and authority are delegated to a Fund’s subadviser. In situations where NGAM Advisors retains proxy voting authority, it follows the following guidelines. As of the date of this Statement, NGAM Advisors retains proxy voting authority only with respect to the sleeve of Diversified Income Fund which is managed by Active Investment Advisors. NGAM Advisors has a fiduciary responsibility to exercise voting authority over securities held in client portfolios. Decisions regarding the voting of proxies shall be made solely in the interest of each client account advised by NGAM Advisors with the exclusive purpose being to provide benefits to clients by considering those factors that affect the value of their securities.

NGAM Advisors utilizes the services of a third party proxy service provider (“Proxy Service Provider”), a proxy-voting agent. The Proxy Service Provider may maintain records, provide reports, develop models and research, and vote proxies in accordance with instructions and guidelines provided by NGAM Advisors. These instructions and guidelines shall be consistent with the Proxy Voting Policy of NGAM Advisors, which generally votes “for” proposals that, in the judgment of NGAM Advisors, would serve to enhance shareholder value, and generally votes “against” proposals that, in the judgment of NGAM Advisors, would impair shareholder value.

These instructions and guidelines direct the proxy-voting agent, on behalf of NGAM Advisors and those clients for whom NGAM Advisors has retained investment discretion, to vote for or against specific types of routine proposals, while generally reserving other non-routine proposals for NGAM Advisors to decide on a case-by-case basis.

With respect to proposals to be decided by NGAM Advisors on a case-by-case basis, appropriate personnel of NGAM Advisors have the responsibility to determine how the proxies should be voted and for directing the proxy-voting agent to vote accordingly. In all cases the responsible persons shall endeavor to vote each proxy in the interests of client accounts. An internal committee of NGAM Advisors shall review NGAM Advisors’ proxy-voting policy on an annual basis.

AEW. AEW utilizes the services of a Proxy Service Provider to assist in voting proxies. When voting proxies, AEW acts prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients. AEW takes reasonable steps under the circumstances to assure that it has actually received all of the proxies for which it has voting authority. AEW considers those factors that would affect the value of its clients’ investments and may not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations. In the event of any conflict of interest involving any proxy vote, AEW will vote in accordance with recommendations provided by an independent Proxy Service Provider.

CGM. CGM’s policy is to vote – not abstain from voting – on all issues presented on portfolio securities held for its advisory clients. All issues presented for security holder vote are considered from an investment point of view and voted in the best investment interests of the beneficial owners of the account holding the securities that are being voted, with the goal of maximizing the long-term value of the account.

Proxies generally are voted by the investment manager responsible for the account holding the securities to be voted (the “manager”), under the supervision of the CGM Proxy Committee (the “Proxy Committee”). Managers may, but are not required to, consult with the Proxy Committee on how to vote particular proxies. Managers are required to follow any definitive determination by the Proxy Committee to vote a proxy in a particular manner.

Where CGM has been directed to vote in a particular manner by a client, pursuant to a contractual obligation with that client or a specific direction from the client as to a particular proxy vote, the applicable manager will vote the proxy in the manner directed by the client, subject to any contrary determination by the Proxy Committee. Generally, proxies covering routine matters are voted in favor of management proposals, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted. Proxy items involving non-routine issues generally will be voted as recommended by management, but will be voted against management if the manager responsible for voting the proxy believes that the management recommendation is not in the best interest of the beneficial owners of accounts holding the securities that are being voted.

The Proxy Committee shall consider all potential conflicts of interest brought to its attention, and will determine whether there exists a material conflict of interest with respect to the matters in question. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CGM’s decision-making in voting the proxy. Where it is deemed that a material conflict of interest does not exist, the relevant manager may vote such proxy, subject to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

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Where it is determined by the Proxy Committee that a material conflict of interest does exist, the material conflict shall be disclosed to the applicable client and their consent shall be solicited on whether the proxy may be voted in the manner recommended by CGM. If the client does consent, then the proxy shall be voted in such a manner. If the client does not consent, the proxy shall (i) be voted in the manner directed by the client, or, lacking such direction, (ii) not be voted.

Harris Associates. Harris Associates’ Proxy Voting Committee has established a number of proxy voting guidelines on various issues of concern to investors. Harris Associates will normally vote proxies in accordance with these guidelines unless the Proxy Voting Committee determines that it is in the best economic interests of shareholders to vote contrary to the guidelines. Harris Associates voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

•	With respect to a company’s board of directors, Harris Associates believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it usually will vote in favor of proposals that ensure such independence.

•	With respect to auditors, Harris Associates believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it usually will vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

•	With respect to equity based compensation plans, Harris Associates believes that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, Harris Associates will normally vote against plans that substantially dilute its clients’ ownership interest in the company or provide participants with excessive awards. Harris Associates usually also will vote in favor of proposals to require the expensing of options.

•	With respect to shareholder rights, Harris Associates believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, Harris Associates usually will vote against proposals for supermajority voting rights, against the adoption of poison pill plans, and against proposals for different classes of stock with different voting rights.

•	With respect to “social responsibility” issues, Harris Associates believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management. Harris Associates is focused on maximizing long-term shareholder value and usually will vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

Harris Associates may determine not to vote a Fund’s proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non- U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”), and the Adviser may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

The Proxy Voting Committee, in consultation with Harris Associates’ legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Harris Associates, when a client of Harris Associates is involved in a proxy contest (such as a corporate director), or when an employee of Harris Associates has a personal interest in a proxy matter. When a conflict of interest arises, in order to insure that proxies are voted solely in the best interests of Harris Associates’ clients as shareholders, Harris Associates will vote in accordance with either Harris Associates’ written guidelines or the recommendation of an independent third-party voting service. If Harris Associates believes that voting in accordance with the guidelines or the recommendation of the proxy voting service would not be in the collective best interests of shareholders, Harris Associates’ Proxy Voting Conflicts Committee will determine how shares should be voted.

Loomis Sayles. The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Procedures (the “Procedures”) for the voting of proxies for securities held by any Funds advised or subadvised by Loomis Sayles. Under the Procedures, the responsibility for voting proxies generally is delegated to Loomis Sayles, a subadviser. Decisions regarding the voting of proxies shall be made solely in the interest of each Fund and its shareholders.

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Loomis Sayles shall exercise its fiduciary responsibilities to vote proxies with respect to a Fund’s investments that are managed by Loomis Sayles in a prudent manner in accordance with the Procedures and the proxy voting policies of Loomis Sayles. Proposals that, in the opinion of Loomis Sayles, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of Loomis Sayles, are not in the best interests of shareholders are generally voted “against.” Loomis Sayles is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, Loomis Sayles shall make available to each such Fund, or NGAM Advisors, each such Fund’s administrator, the records and information maintained by Loomis Sayles under the Procedures.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services, Glass Lewis & Company, L.P. (“Glass Lewis”), provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from Glass Lewis unless Loomis Sayles Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund advised or subadvised by Loomis Sayles holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating Loomis Sayles’ Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) advised by Loomis Sayles holding the security when necessary or appropriate, (3) periodic sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests, and, (4) engagement and oversight of third-party vendors, such as Proxy Voting Services including:

(i)	determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

a.	the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

b.	the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii)	providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii)	receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv)	in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of Glass Lewis in making its voting decisions. However, if the Proxy Committee determines that Glass Lewis’ recommendation is not in the best

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interest of its clients, then the Proxy Committee may use its discretion to vote against Glass Lewis’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Vaughan Nelson. Vaughan Nelson utilizes the services of a Proxy Service Provider to assist in voting proxies. Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of Vaughan Nelson’s in instances where a material conflict exists. Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of the firm’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm, internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

In executing its duty to vote proxies for the client, a material conflict of interest may arise. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, between it and the client given the nature of its business, client base, relationships and the types of securities managed. Notwithstanding, if a conflict of interest arises Vaughan Nelson will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) international securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) new accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) small combined holdings/unsupervised securities – where the firm does not have a significant holding or basis on which to offer advice, or 5) a security is out on loan.

INVESTMENT ADVISORY AND OTHER SERVICES

Information About the Organization and Ownership of the Advisers and Subadvisers of the Funds

NGAM Advisors is a limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”).

Active Investment Advisors (“Active”) is a division of NGAM Advisors.

AEW is a limited partnership interest owned by Natixis US.

CGM is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation controlled by G. Kenneth Heebner. Natixis US owns a majority limited partnership in CGM.

Harris Associates is a limited partnership whose sole general partner is Harris Associates Inc., a wholly-owned subsidiary of Natixis US.

Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is owned by Natixis US.

Vaughan Nelson is a corporation owned by Natixis US.

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Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 13 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $464 billion in assets under management or administration as of December 31, 2014.

Advisory and Subadvisory Agreements

Each Fund’s advisory agreement with NGAM Advisors (with AEW in the case of the Real Estate Fund and with CGM in the case of Targeted Equity Fund) provides that the adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain administrative services. The adviser may delegate certain administrative services to its affiliates. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund’s assets in accordance with its investment objectives and policies.

Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Funds’ custodian and transfer agent, independent registered public accounting firm, legal counsel for the Funds, legal counsel for the Trusts’ Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Funds’ adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. In the case of Funds with Class N and Class Y shares, certain expenses may be allocated differently among the Fund’s Class A, Class B and Class C shares, on the one hand, and Class N and Class Y shares on the other hand. See “Description of the Trusts”.

Except as noted below, each advisory agreement and, where applicable, each subadvisory agreement, provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Natixis Funds Trust I and Natixis Funds Trust II have received an exemptive order from the SEC that permits NGAM Advisors to amend existing subadvisory agreements, where applicable, when approved by the Board, without shareholder approval. The exemption also permits NGAM Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with NGAM Advisors without obtaining shareholder approval, if approved by the relevant Trust’s Board. Before any Natixis Fund can begin to rely on the exemptions described above, a majority of the shareholders of the Fund must approve the ability of the Fund to rely on the exemptive order. Certain Natixis Funds have already received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.

Each advisory and subadvisory agreement may be terminated without penalty by vote of the Board of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days’ written notice, or by the Fund’s adviser upon 90 days’ written notice. Each advisory agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each subadvisory agreement also may be terminated by the subadviser upon 90 days’ notice and automatically terminates upon termination of the related advisory agreement.

Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

With respect to all Funds except Real Estate Fund and Targeted Equity Fund, NGAM Advisors oversees the portfolio management services provided to the Funds by each of the subadvisers and provides certain administrative services. Subject to the review of the Board, NGAM Advisors monitors each subadviser to assure that the

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subadviser is managing a Fund’s assets consistently with the Fund’s investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, NGAM Advisors also provides subadvised Funds with administrative services which include, among other things, day-to-day administration of matters related to the Fund’s existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund’s registration statement under federal and state laws. In addition, NGAM Advisors does not determine what investments will be purchased or sold for any Fund. Because each subadviser manages its portfolio independently from the others, the same security may be held in two or more different Funds (or disciplines of Diversified Income Fund or segments of U.S. Equity Opportunities Fund) or may be acquired for one Fund (or discipline of Diversified Income Fund or segments of U.S. Equity Opportunities Fund) at a time when the subadviser of another Fund (or discipline or segment) deems it appropriate to dispose of the security from that other Fund (or discipline or segment) or otherwise take a short position in or related to that security. Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the broader securities is appropriate. Because each subadviser directs the trading for its discipline(s) of Diversified Income Fund or segment(s) of U.S. Equity Opportunities Fund, and does not aggregate its transactions with those of the other subadvisers, the Fund or Portfolio may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire Fund. NGAM Advisors will provide, or cause the Funds’ custodian to provide, information to each subadviser regarding the composition of assets of each applicable Fund and the assets to be invested and reinvested by the subadviser.

NGAM Advisors may terminate any subadvisory agreement without shareholder approval. In such case, NGAM Advisors will either enter into an agreement with another subadviser to manage the Fund (or discipline of Diversified Income Fund or segments of U.S. Equity Opportunities Fund) or allocate the segment’s or discipline’s assets among the other segments or disciplines of the Fund.

Distribution Agreements and Rule 12b-1 Plans

Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor’s principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the “Distribution Agreements”), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

The Distributor is paid by each Fund the service and distribution fees described in the applicable Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of a Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund’s shares.

Each Fund has adopted Rule 12b-1 plans (the “Plans”) for its Class A, Class B and Class C shares as applicable which, among other things, permit it to pay the Distributor monthly fees out of its net assets. Class N and Class Y shares have no such plans. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as “trail commissions.” Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board, including a majority of the Independent Trustees of the relevant Trust. Class B shares are no longer offered for sale. (Note that not all Funds offer Class B, N or Y shares.)

Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of each Fund’s average daily net assets attributable to the Classes A, B and C shares, as applicable. In the case of the Class B shares, the Distributor pays investment dealers the first year’s service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year’s service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to each Fund’s shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of each Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of each Fund’s Class A and Class B shares.

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The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

Each Fund’s Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average net assets of the respective Fund’s Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to each Fund’s shares, as distribution fees in connection with the sale of the Fund’s shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the Prospectus, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trusts’ trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such trustees.

Fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to shares of the other series of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the relevant Funds based on their relative net assets or relative sales. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds’ shares. As described in more detail below, the Distributor, NGAM Advisors, and their affiliates may, at their expense, pay additional amounts to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of Natixis US and may receive compensation from the Funds’ adviser or subadviser with respect to sales of Class Y shares. (Note that certain Funds do not currently offer Class Y shares.)

The Distribution Agreement for any Fund may be terminated at any time on 60 days’ notice to the Distributor without payment of any penalty, by either vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the trustees. The Distribution Agreements may be terminated at any time on 90 days’ written notice to the Trust, without payment of any penalty.

The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for that purpose and (ii) by the vote of the Board or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its affiliated companies and those trustees that are not Independent Trustees, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and (3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the Plans were not in place.

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The Distributor controls the words “Natixis” in the names of the Natixis Funds trusts and if it should cease to be the principal distributor of such Funds’ shares, the Trusts may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for Loomis Sayles Funds I, Loomis Sayles Funds II, and Gateway Trust. The address of the Distributor is 399 Boylston Street, Boston, Massachusetts 02116.

The portion of the various fees and expenses for Funds offering Classes A, and, with respect to certain Funds, C shares that are paid (reallowed) to securities dealers are shown below:

Class A

All Funds (except Diversified Income Fund)

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $50,000*	5.75%	5.00%	0.25%	5.25%
$50,000 - $99,999	4.50%	4.00%	0.25%	4.25%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 - $999,999	2.00%	1.70%	0.25%	1.95%
Investments of $1 million or more(1)
First $3 million	None	1.00%	0.25%	1.25%
Excess over $3 million	None	0.50%	0.25%	0.75%
Investments with no Sales Charge (2)	None	0.00%	0.25%	0.25%

*	(Targeted Equity Fund only) For accounts established prior to February 28, 1997 having a total investment value between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer’s concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Targeted Equity Fund if the total investment value of Targeted Equity Fund account after such sale is between (and including) $25,000 and $49,000.
(1)	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $3 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Classes A, B and C shares of the Funds in the section “How Sales Charges Are Calculated.”

Diversified Income Fund

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $100,000	4.50%	4.00%	0.25%	4.25%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 - $999,999	2.00%	1.70%	0.25%	1.95%
Investments of $1 million or more(1)
First $3 million	None	1.00%	0.25%	1.25%
Excess over $3 million	None	0.50%	0.25%	0.75%
Investments with no Sales Charge (2)	None	0.00%	0.25%	0.25%

(1)	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $3 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Classes A, B and C shares of the Funds in the section “How Sales Charges Are Calculated.”

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Classes B and C

Classes B and C service fees are payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Funds that are paid to securities dealers are shown in the following chart:

Investment	Maximum Front–End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class B	None	3.75%	0.25%	4.00%
All amounts for Class C	None	1.00%	0.00%	1.00%

All Funds

As previously discussed, Class B shares are no longer offered by any Fund. As described in the Prospectus, each purchase or sale of shares is effected at the NAV next determined after an order is received, less any applicable sales charge. The sales charge is allocated between the investment dealer and the Distributor, as indicated in the tables above. The Distributor receives the contingent deferred sales charge (the “CDSC”). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trusts. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to SG Constellation LLC to compensate SG Constellation LLC for financing the payment of commissions on the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and SG Constellation LLC. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.

For new amounts invested at NAV by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Natixis Fund or if the account is registered in street name.

The Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping) (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid directly or indirectly by the Funds (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by the Funds where the intermediary, not the Funds’ service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Funds’ advisers and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services; such payments will not be made with respect to Class N shares. The services provided and related payments vary from firm to firm. Under these programs, the Distributor may enter into administrative services agreements with intermediaries pursuant to which intermediaries will provide sub-transfer agency services, sub-administrative services and other services with respect to the Funds. These services may include, but are not limited to, shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. The Distributor is reimbursed by the Funds for all or a portion of any fees paid to intermediaries by the Distributor on behalf of the Funds.

The Distributor, NGAM Advisors and their affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to any fees paid or reimbursed by the Funds. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, B and C shares, (iii) payments based upon various factors, as described below, and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping, sub-transfer agency or miscellaneous administrative services. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The Distributor intends that the payment of these concessions and any other compensation offered will conform with state and federal laws

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and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in (iii) above may be based on sales (generally ranging from 0.05% to 0.25% of gross sales) and/or the amount of assets a financial intermediary’s clients have invested in the Funds (at annual rates generally ranging from 0.03% to 0.35% of the value of the clients’ shares). The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Fund, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Funds’ inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional events of intermediaries.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed by each individual dealer to its customers. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Funds’ Prospectuses and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The commissions and sales charges for the last three fiscal years were allocated as follows:

NATIXIS FUNDS TRUST I†

	12/31/12	12/31/13	12/31/14
Total commissions on sales of Class A shares	$578,096	$1,780,572	$1,652,098
Amount reallowed to other securities dealers	$505,934	$1,548,728	$1,435,690
Amount retained by Distributor	$72,162	$231,844	$216,408
Total CDSCs on redemptions of Classes A, B and C shares	$38,702	$66,825	$175,710
Amount paid to SG Constellation LLC	$15,803	$5,051	$5,051
Amount retained by Distributor*	$22,899	$61,774	$170,659

†	Information is only provided for the Funds in this Statement as listed on the cover page.
*	See the section “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust I’s investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Natixis Funds Trust I.

NATIXIS FUNDS TRUST II†

	12/31/12	12/31/13	12/31/14
Total commissions on sales of Class A shares	$51,144	$117,987	$752,501
Amount reallowed to other securities dealers	$44,459	$102,602	$653,542
Amount retained by Distributor	$6,685	$15,385	$98,959
Total CDSCs on redemptions of Classes A, B and C shares	$3,370	$3,752	$5,714
Amount paid to SG Constellation LLC	$2,353	$202	$10
Amount retained by Distributor*	$1,017	$3,550	$5,704

†	Information is only provided for the Funds in this Statement as listed on the cover page.
*	See the section “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust II’s investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Natixis Funds Trust II.

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NATIXIS FUNDS TRUST IV

	1/31/13	1/31/14	1/31/15
Total commissions on sales of Class A shares	$38,856	$60,628	$44,280
Amount reallowed to other securities dealers	$33,821	$52,593	$38,317
Amount retained by Distributor	$5,035	$8,035	$5,963
Total CDSCs on redemptions of Classes A, B and C shares	$2,727	$2,383	$310
Amount paid to SG Constellation LLC	$1,284	$47	$0
Amount retained by Distributor*	$1,443	$2,335	$310

*	See the section “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust IV’s investment adviser or the Funds directly for providing certain administrative services relating to Natixis Funds Trust IV.

OTHER ARRANGEMENTS

Administrative Services

NGAM Advisors, 399 Boylston Street, Boston, MA 02116, performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, NGAM Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and Prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund-related matters.

For these services, NGAM Advisors received the following fees from the Funds for the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014:

Fund	2012	2013	2014
	Fees	Fees	Fees
Diversified Income Fund	$47,392	$61,123	$61,016
Natixis Oakmark Fund	$60,785	$67,152	$94,112
Natixis Oakmark International Fund	$23,703	$98,162	$392,411
Small Cap Value Fund	$169,888	$148,719	$146,250
Targeted Equity Fund	$263,663	$251,461	$239,450
U.S. Equity Opportunities Fund	$156,333	$174,513	$202,052
Value Opportunity Fund	$80,249	$136,839	$284,742

For these services, NGAM Advisors received the following fees from the Real Estate Fund for the fiscal years ended January 31, 2013, January 31, 2014, and January 31, 2015:

Fund	2013	2014	2015
	Fees	Fees	Fees
Real Estate Fund	$142,626	$125,643	$98,020

Support Services. Pursuant to separate support service agreements between NGAM Advisors and each of AEW and CGM, NGAM Advisors provides various marketing, relationship management and other support services to AEW and CGM and their respective Real Estate Fund and the Targeted Equity Fund. With respect to these contractual arrangements, AEW and CGM, and not the Funds, pay NGAM Advisors for such services.

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts, 02111, serves as the custodian for the Trusts. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total NAV, total net income and NAV per share of each Fund on a daily basis.

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Transfer Agency Services. Pursuant to a contract between the Trusts, on behalf of each Fund, and Boston Financial Data Services, Inc. (“Boston Financial” or the “Transfer Agent”), whose principal business address is 2000 Crown Colony Drive, Quincy, MA 02169, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares.

From time to time, the Funds, directly or indirectly through arrangements with NGAM Advisors and its affiliates or the Transfer Agent, may pay amounts to third parties that provide recordkeeping and other administrative services relating to a Fund to persons who beneficially own interests in the Fund, such as shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. See the section “Distribution Agreements and Rule 12b-1 Plans.”

Independent Registered Public Accounting Firm. The Trusts’ independent registered public accounting firm is PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110. The independent registered public accounting firm conducts an annual audit of each Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Funds, and the financial statements contained in those Funds’ annual reports for the year ended December 31, 2014 (January 31, 2015 with respect to Real Estate Fund) and incorporated by reference into this Statement, have been so included in reliance on the reports of the Trusts’ independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Funds. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Funds.

PORTFOLIO MANAGEMENT INFORMATION

PORTFOLIO MANAGERS’ MANAGEMENT OF OTHER ACCOUNTS

As of December 31, 2014 (January 31, 2015 for AEW), many of the portfolio manager(s) of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Dennis G. Alff (Vaughan Nelson)	3	$567.3 million	0	$0	3	$140.3 million	0	$0	285	$5.4 billion	1	$300.8 million
Matthew J. Eagan (Loomis Sayles)	20	$64.3 billion	0	$0	21	$12.0 billion	3	$838.2 million	156	$22.8 billion	3	$473.5 million
Chad D. Fargason (Vaughan Nelson)	3	$567.3 million	0	$0	3	$140.3 million	0	$0	285	$5.4 billion	1	$300.8 million
John Garofalo (AEW)	5	$559.5 million	0	$0	6	$1.9 billion	0	$0	19	$2.5 billion	0	$0
Kevin G. Grant (Harris Associates)	1	$17.8 billion	0	$0	0	$0	0	$0	0	$0	0	$0
Aziz V. Hamzaogullari (Loomis Sayles)	11	$7.9 billion	0	$0	8	$905.9 million	1	$478.6 million	80	$4.9 billion	0	$0
G. Kenneth Heebner (CGM)	3	$2.9 billion	0	$0	0	$0	1	$81.3 million	0	$0	0	$0

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	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
David G. Herro (Harris Associates)	10	$37.8 billion	0	$0	18	$5.1 billion	0	$0	36	$10.7 billion	1	$397.7 million
M. Colin Hudson (Harris Associates)	1	$20.8 billion	0	$0	2	$783.7 million	0	$0	0	$0	$0	$0
J. Hall Jones, Jr. (AEW)	5	$559.5 million	0	$0	6	$1.9 billion	0	$0	19	$2.5 billion	0	$0
Elaine Kan (Loomis Sayles)	2	$50.2 million	0	$0	0	$0	0	$0	6	$8.1 million	0	$0
Kevin P. Kearns (Loomis Sayles)	7	$2.1 billion	0	$0	7	$2.4 billion	5	$770.7 million	19	$1.1 billion	1	$119.5 million
Kevin H. Maeda (Active)	0	$0	0	$0	2	$75.0 million	0	$0	1656	$533.0 million	0	$0
Michael J. Mangan (Harris Associates)	1	$1.0 billion	0	$0	0	$0	0	$0	572	$5.8 billion	0	$0
Maura T. Murphy (Loomis Sayles)	2	$50.2 million	0	$0	1	$32.4 million	0	$0	10	$8.6 million	0	$0
William C. Nygren (Harris Associates)	5	$26.5 billion	0	$0	1	$74.5 million	0	$0	3	$335.9 million	0	$0
Roman Ranocha (AEW)	5	$559.5 million	0	$0	6	$1.9 billion	0	$0	19	$2.5 billion	0	$0
Elaine M. Stokes (Loomis Sayles)	15	$62.3 billion	0	$0	18	$10.1 billion	0	$0	152	$22.5 billion	2	$353.8 million
Serena V. Stone (Active)	0	$0	0	$0	2	$75.0 million	0	$0	1656	$533.0 million	0	$0
Robert A. Taylor (Harris Associates)	6	$35.5 billion	0	0	10	$4.6 billion	0	$0	26	$7.7 billion	0	$0
Matthew A. Troxell (AEW)	4	$559.5 million	0	$0	6	$1.9 billion	1	$144.1 million	19	$2.5 billion	9	$1,325.2MM
Chris D. Wallis (Vaughan Nelson)	5	$1.4 billion	0	$0	3	$140.3 million	0	$0	285	$5.4 billion	1	$300.8 million
Scott J. Weber (Vaughan Nelson)	5	$1.4 billion	0	$0	3	$140.3 million	0	$0	285	$5.4 billion	1	$300.8 million

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Each of the advisers and subadvisers has adopted policies and procedures to mitigate the effects of these conflicts. For more information on how each of the advisers and subadvisers allocates investment opportunities between the Funds and their other clients, see the section “Allocation of Investment Opportunity Among Funds and Other Investors Managed by Advisers and Subadvisers” in this Statement. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock or otherwise

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takes a short position in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage” below.

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of December 31, 2014 (January 31, 2015 for AEW):

AEW. Compensation for all of AEW professionals, including AEW REIT investment professionals such as Real Estate Fund portfolio managers, is composed of two parts: base salary and incentive compensation. AEW’s base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate “market ranges” for the various function areas (based on specific job characteristics and years of experience), AEW uses the services of an independent consulting firm which performs research into the compensation practices of firms similar to AEW within the industry.

Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. Performance is measured by comparing the AEW Diversified Composite returns over one- and three-year periods against the returns of the Morgan Stanley REIT Index and some peer funds over those periods. The AEW Diversified Composite is composed of accounts with a similar strategy to that of the AEW Real Estate Fund. AEW’s operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW’s senior professionals (Managing Directors and Directors), including head portfolio manager Matthew Troxell and his team of co-portfolio managers, are eligible for participation in AEW’s Equity Sharing program, which give Directors of the firm economic interests in a portion of the firm’s profits. This program is sponsored by AEW’s parent company, Natixis US.

Neither base salary nor any other part of the investment team’s compensation structure is based on assets under management.

CGM. The portfolio manager’s compensation is a fixed base salary, profit sharing (with a cap of $30,000) plus a share of the profits as owner of CGM. No part of the compensation structure is based on assets under management. There is no difference in the method used to determine compensation with respect to the Targeted Equity Fund and other accounts. Different types of accounts, including the Fund, may have different levels of profitability.

Harris Associates. Each of the portfolio managers of the Harris Associates-subadvised Funds/segments are compensated solely by Harris Associates, a subadviser. Compensation for each of the portfolio managers is based on Harris Associates’ assessment of the individual’s long-term contribution to the investment success of Harris Associates. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of the Adviser and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris Associates’ U.S. or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500® Index, Russell Midcap® Value Index, Russell 1000® Value Index, Lipper Balanced Funds Index (60% S&P 500® Index and 40% Barclays Bond Index), MSCI World Index, MSCI World ex USA Index (Net), MSCI World ex USA Small Cap Index (Net) and Harris Associates’ approved lists of stocks,

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depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund’s inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his or her compensation is also based on the contribution made to Harris Associates in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process and an assessment of the quality of analytical work. In addition, an individual’s other contributions to Harris Associates, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

NGAM Advisors/Active. Compensation for each of the portfolio managers consists of a fixed base salary plus variable bonus. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. The variable bonus is based on a combination of firm performance (based on four factors—financial profitability, gross sales, net sales and business development) and individual performance (based on individual performance assessed at least annually by the employee’s manager). Neither the base salary nor the variable bonus is directly tied to the performance of individual portfolios or mutual funds, nor is it tied to the value of assets under management. Certain personnel, including portfolio managers, are also eligible to participate in a supplemental bonus plan.

All employees of Active are eligible to participate in the 401k plan and retirement plan of NGAM Advisors. Natixis provides a percentage of matching contributions to the 401k plan and fully covers the retirement plan, the latter being subject to a vesting schedule.

The portfolio managers manage accounts other than the Diversified Income (the “Fund”). Neither the base salary nor the variable bonus of the managers is dependent on assets in the Fund. However, a proportion of the total revenues generated from managing the Fund are included in the long-term, deferred compensation program.

Loomis Sayles. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed-Income Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Diversified Income Fund is noted below. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

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Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles. The benchmark used for the investment style utilized for each fixed-income sleeve of the Diversified Income Fund is noted in the table below:

FUND MANAGER BENCHMARKS
Inflation Protected Securities Discipline	Barclays U.S. Treasury Inflation Protected Securities Index
Multi-Sector Bond Discipline	Barclays U.S. Aggregate Bond Index

Equity Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite to the performance of the applicable Morningstar® peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1-, 3- and 5- year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The 1 year may be eliminated for some products. Longer-term performance (3 and 5 years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). In addition, the performance measurement for equity compensation incorporates a consistency metric using longer term (3, 5, etc.) rolling excess return compared to peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue or asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark use for the investment style utilized for the equity sleeve of the U.S. Equity Opportunities Fund is noted below:

FUND MANAGER BENCHMARKS
All Cap Growth Segment	S&P 500® Index
Russell 1000® Index

Loomis Sayles uses either an institutional peer group as a point of comparison for equity manager performance, a Morningstar® universe and/or the Lipper universe. In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

General. Most mutual funds are not included in the Loomis Sayles’s strategy composites, so unlike other managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is also similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

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Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Messrs. Eagan and Kearns also serve as portfolio managers to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on their investment activities for each of those funds.

Vaughan Nelson. The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to

•	Performance of the strategy managed (both absolute and relative to peers)

•	Amount of revenue derived from the strategy managed

•	Contribution to the development and execution of the firm’s investment philosophy and process

•	Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the Internal Revenue Service (the “IRS”) limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Fund and any other accounts managed.

Portfolio Managers’ Ownership of Fund Shares

The following table sets forth the dollar range* of equity securities of the Funds beneficially owned by each portfolio manager as of December 31, 2014 (January 31, 2015 for Real Estate Fund):

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested
Dennis G. Alff	Vaughan Nelson Small Cap Value Fund Vaughan Nelson Value Opportunity Fund	A G
Matthew J. Eagan	Natixis Diversified Income Fund	A
Chad D. Fargason	Vaughan Nelson Small Cap Value Fund Vaughan Nelson Value Opportunity Fund	A G
John Garofalo	AEW Real Estate Fund Natixis Diversified Income Fund	A A
Kevin G. Grant	Natixis Oakmark Fund Natixis U.S. Equity Opportunities Fund	A A
Aziz V. Hamzaogullari	Natixis U.S. Equity Opportunities Fund	A
G. Kenneth Heebner	CGM Advisor Targeted Equity Fund	E
David G. Herro	Natixis Oakmark International Fund	A
M. Colin Hudson	Natixis Oakmark Fund Natixis U.S. Equity Opportunities Fund	A A
J. Hall Jones, Jr.	AEW Real Estate Fund Natixis Diversified Income Fund	D A

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Elaine Kan	Natixis Diversified Income Fund	A
Kevin P. Kearns	Natixis Diversified Income Fund	A
Kevin H. Maeda	Natixis Diversified Income Fund	A
Michael J. Mangan	Natixis Oakmark Fund Natixis U.S. Equity Opportunities Fund	A A
Maura T. Murphy	Natixis Diversified Income Fund	A
William C. Nygren	Natixis Oakmark Fund Natixis U.S. Equity Opportunities Fund	A A
Roman Ranocha	AEW Real Estate Fund Natixis Diversified Income Fund	D A
Elaine M. Stokes	Natixis Diversified Income Fund	A
Serena V. Stone	Natixis Diversified Income Fund	A
Robert A. Taylor	Natixis Oakmark International Fund	A
Matthew A. Troxell	AEW Real Estate Fund Natixis Diversified Income Fund	E A
Chris D. Wallis	Vaughan Nelson Small Cap Value Fund Vaughan Nelson Value Opportunity Fund	A E
Scott J. Weber	Vaughan Nelson Small Cap Value Fund Vaughan Nelson Value Opportunity Fund	A E

*	A. None	E. $100,001 - $500,000
	B. $1 - 10,000	F. $500,001 - $1,000,000
	C. $10,001 - $50,000	G. over $1,000,000
D. $50,001 - $100,000

There are various reasons why a portfolio manager may not own shares of the Fund(s) he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the portfolio manager’s personal investment objective. Another explanation is that several of the Funds, including the Diversified Income Fund and U.S. Equity Opportunities Fund, are multi-segmented and a portfolio manager may manage only one segment; the other segments are managed by different investment advisers using different investment styles. In addition, portfolio managers may invest in other Funds or pooled investment vehicles or separate accounts managed by the portfolio manager in a similar style to the Natixis Fund managed by such portfolio manager. Administrative reasons (such as facilitating compliance with an adviser’s or subadviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Natixis Funds.

Allocation of Investment Opportunity among Funds and Other Investors Managed by Advisers and Subadvisers; Cross Relationships of Officers and Trustees

AEW. Certain officers of AEW have responsibility for the management of other client portfolios. The other clients served by AEW sometimes invest in securities in which its advised/subadvised funds also invest. If the Fund and such other clients advised by AEW desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Targeted Equity Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

Harris Associates. Certain officers and employees of Harris Associates have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which its subadvised Funds may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. In situations in which advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment

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opportunities based on numerous considerations, including cash availability and/or liquidity requirements, the time competing accounts have had funds available for investment or have had investments available for sale, investment objectives and restrictions, an account’s participation in other opportunities, tax considerations and relative size of portfolio holdings of the same or comparable securities. It is Harris Associates’ policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. Harris believes that the ability of the subadvised Funds to participate in larger aggregated transactions will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold.

NGAM Advisors. NGAM Advisors, through its Active Investment Advisors division, may manage numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that may trade in the same securities. Despite such similarities, portfolio decisions relating to clients’ investments and the performance resulting from such decisions will differ from client to client. NGAM Advisors will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible clients. Further, in many instances, such as purchases of private placements or oversubscribed public offerings, it may not be possible or feasible to allocate a transaction pro rata to all eligible clients. Therefore, not all clients will necessarily participate in the same investment opportunities or participate on the same basis. In allocating investments among various clients (including in what sequence orders for trades are placed), however, NGAM Advisors will use its best business judgment and will take into account funds available to each client, the amount already committed by each client to a specific investment and the relative risks of the investment. It is NGAM Advisors, policy to allocate to the extent practicable investment opportunities on a basis that NGAM Advisors in good faith believes is fair and equitable to each client over time.

Loomis Sayles. Loomis Sayles has organized its business into two investment groups: The Fixed-Income Group and The Equity Group. The Fixed-Income Group and The Equity Group make investment decisions for the Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the Funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these Funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

Vaughan Nelson. In addition to managing its Funds, Vaughan Nelson serves as investment adviser to foundations, university endowments, corporate retirement plans and family/individual funds. Portfolio transactions for each client account are either completed independently, or, when decisions are made to purchase or sell the same securities for a number of client accounts simultaneously, through a “blocked order.” Investments decisions are typically implemented across all accounts managed within a particular strategy. Blocked orders are averaged as to price and are generally allocated on a pro rata basis based upon the actual purchase or sell orders placed for each security. Block orders are undertaken when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions.

Description of the Multi-Adviser Approach of U.S. Equity Opportunities Fund

NGAM Advisors believes that the multi-adviser approach to equity investing offers diversification and a different investment opportunity than funds managed by a single adviser using a single style. NGAM Advisors believes that assigning portfolio management responsibility for a fund to two subadvisers, whose management styles have resulted in records of success, may increase the likelihood that the fund may produce superior results for its shareholders, with less variability of return and less risk of persistent under-performance than a fund managed by a single adviser. Of course, there is no assurance that a fund will in fact achieve superior or less variable results over any period of time.

On a daily basis, capital activity will be allocated equally by NGAM Advisors among the segments of the Fund. However, NGAM Advisors may, subject to review of Board of the Trusts, allocate net investment capital differently between the subadvisers. This action may be necessary if, for example, a subadviser determines that it desires no

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additional investment capital. Similarly, because each segment of the Fund will perform differently from the other segment depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than the other segment. Each subadviser manages its segment of the Fund’s assets in accordance with its distinct investment style and strategy.

The Board of the Trusts has adopted asset allocation guidelines for the Fund to ensure that no segment of the Fund becomes too large or too small relative to the other segments of the Fund due to performance, market conditions or other factors. NGAM Advisors will generally monitor the asset allocation of the Fund’s segments on a monthly basis and when any one segment rises above or falls below the measures stated in the guidelines, action will generally be taken to reallocate cash flow away or towards a specific segment. NGAM Advisors may, subject to the review of the Board of the Trusts, allocate net investment capital differently among any of the subadvisers.

Description of the Multi-Adviser Approach of Diversified Income Fund

As stated in its Prospectus, the Diversified Income Fund is intended to offer investors access to a diversified portfolio of complementary investment disciplines from specialized money managers (“subadvisers”) through investment in a single mutual fund. The Diversified Income Fund’s income disciplines feature REITs, dividend producing equity stocks, inflation protected securities and multi-sector bonds. NGAM Advisors believes that by diversifying across asset classes and styles in a single portfolio, investors may experience more consistent, positive returns with less volatility than a fund managed in a single asset class or style. There is no assurance that a Portfolio will achieve positive results over any period of time.

Subject to allocation policies adopted by the Board, NGAM Advisors generally allocates capital invested in the Diversified Income Fund among its four disciplines according to the target allocations set forth in the principal investment strategies of the Prospectus. These allocations are subject to change. Each subadviser manages its discipline of the Diversified Income Fund’s assets in accordance with its distinct investment style and strategy.

NGAM Advisors will monitor the relative sizes of the disciplines and will allocate cash flow towards or away from a particular investment discipline when any one investment discipline of the Fund is below a specified minimum allocation or above a specified maximum allocation. When a discipline’s percentage of the Fund exceeds the maximum or minimum allocation set forth in its Prospectus, NGAM Advisors will reallocate capital away from or towards one or more disciplines in order to bring the segment back towards its target allocation. Subject to the approval by the Board, NGAM Advisors may revise the Fund’s target allocations from time to time. In addition, the Fund’s target allocations will vary and may not always be met.

PORTFOLIO TRANSACTIONS AND BROKERAGE

All Funds.

In placing orders for the purchase and sale of equity securities, each Fund’s adviser or subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission, if any, will be paid. However, the commissions charged are believed to be competitive with generally prevailing rates. Each Fund’s adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions, if any, paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order are taken into account. Each Fund’s adviser or subadviser may place orders for the Funds which, combined with orders for the advisers’/subadvisers’ other clients, may impact the price of the relevant security. This could cause the Funds to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, each Fund’s adviser or subadviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to

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the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Transactions on stock, option, and futures exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the OTC market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

As discussed in more detail below, each adviser’s and subadviser’s receipt of brokerage and research products may sometimes be a factor in each such adviser’s or subadviser’s selection of a broker or dealer to execute transactions for the Funds, subject to the adviser’s or subadviser’s duty to seek best execution of the transactions. Such brokerage and research services may be paid for with the adviser’s or sub-adviser’s own assets or may, in connection with transactions in securities effected for client accounts for which the adviser or subadviser exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as “soft dollars”).

CGM. In placing orders for the purchase and sale of portfolio securities for the Targeted Equity Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers that make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM’s expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Targeted Equity Fund. Receipt of research services or products other than research from brokers is not a factor in the selection of brokers.

Harris Associates. Harris Associates is responsible for selecting brokers and dealers for the execution of security transactions for each Fund it subadvises. Harris Associates seeks to place purchase and sale orders in a manner that is fair and reasonable to a Fund. The primary consideration in placing all portfolio transactions is Harris Associates’ ability to obtain “best execution” of such orders. Best execution means the combination of the most favorable execution and net price available under the circumstances. In determining best execution Harris Associates takes into account a number of relevant factors including, among other things, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum market impact, the reliability, integrity and financial condition of the broker, the ability of the broker to commit resources to the execution of the trade, and the value of the brokerage or research products or services provided. Such factors are weighed by Harris Associates in determining the overall reasonableness of the brokerage commission. In selecting brokers for portfolio transactions, Harris Associates takes into account its past experiences in determining those brokers who are likely to help achieve best execution.

There are many instances when, in Harris Associates’ judgment, more than one broker can offer comparable execution services. In selecting among such brokers, consideration may be given to those brokers that supply research and brokerage products and services that are deemed to qualify as eligible research and brokerage products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934. Eligible research products and services may include, among other things, research reports, discussions with research analysts and corporate executives, seminars or conferences, financial and economic publications that are not targeted to a wide audience, software that provides analysis of securities portfolios, market research, including pre-and post-trade analytics, and market data. Eligible brokerage products and services may include services and products that (i) are used to effect securities transactions; (ii) perform services incidental to securities transactions; or (iii) are required by an applicable SRO or SEC rule(s). The research and brokerage products or services provided to Harris Associates by a particular broker may include both (a) products and services created by such broker and (b) products and services created by a third party. The provision of research and brokerage products and services is often referred to as “soft dollar arrangements.” Such arrangements may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Harris Associates determines that an arrangement qualifies for the safe harbor provided by Section 28(e).

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Harris Associates is the principal source of information and advice to each Fund it subadvises, and the research and other services provided by brokers to Harris Associates are considered to be in addition to the information and advice provided by Harris Associates to the Funds. Harris Associates believes that it is important for Harris Associates, in performing its responsibilities to a Fund, to continue to receive and evaluate the broad spectrum of economic and financial information that many brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of a Fund to take into account the value of the information received for use in advising the Fund. Other clients of Harris Associates, including those clients who are restricted from participating in soft dollar arrangements, may benefit from the research and other services obtained from brokers through whom a Fund effects securities transactions, and that not all such research and services may be used by Harris Associates for a Fund. Likewise, a Fund may benefit from research and other services obtained from brokers through whom other clients of Harris Associates effected securities transactions.

If Harris Associates receives an eligible research or brokerage product or service that it also utilizes for non-eligible research or brokerage purposes, Harris Associates will make a good faith determination as to the cost of such “mixed-use item” between the eligible and non-eligible purposes and use soft dollars to pay for that portion of the cost relating to its eligible purpose.

Harris Associates may also participate in client commission arrangements and commission sharing arrangements to receive eligible research and brokerage products and services. In “client commission arrangements” or “commission sharing arrangements,” Harris Associates may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool(s)” maintained by the broker. Harris Associates may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in client commission arrangements or commission sharing arrangements may enable Harris Associates to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

In addition to trading with client commission arrangement brokers as discussed above, Harris Associates effects trades with full service and introducing brokers, electronic communication networks, alternative trading systems, and other execution services. The reasonableness of brokerage commissions paid by a Fund in relation to transaction and research services received is evaluated by the staff of Harris Associates on an ongoing basis.

When Harris Associates believes it desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Harris Associates may aggregate its clients’ orders (“Aggregated Orders”), including orders on behalf of a Fund, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the costs of the execution of the orders, and the efficiency of the processing of the transactions. Each account that participates in an Aggregated Order will participate at the average share price.

The trade allocation process takes place on as timely a basis as possible, i.e., as a client order is completed in full, or, in the case of a partially executed Aggregated Order, at the market’s close when the average price can be calculated. The trader will aggregate trade orders of different portfolio managers if the trader believes the Aggregated Order would provide each client with an opportunity to achieve a more favorable execution.

In the case of an Aggregated Order that has not been completely filled, Harris Associates’ traders determine an average execution price and then allocate securities among the accounts participating in the order. Institutional accounts, including a Fund, are generally allocated in proportion to the size of the order placed for each account (i.e., pro rata).

Although Harris Associates believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for a particular client than might have been obtained if the transaction had been effected on an unaggregated basis.

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NGAM Advisors (through Active Investment Advisors). In placing securities trades with brokers or dealers, NGAM Advisors’ primary policy is to execute all purchase and sales at the most favorable prices consistent with best execution. Best price, giving effect to brokerage commissions, if any, and other transaction costs, is normally an important factor in this decision, but the selection also takes into account the quality of brokerage services, including such factors as execution capability, willingness to commit capital, financial stability, and clearance and settlement capability. The reasonableness of brokerage commissions paid by client accounts over which NGAM Advisors has discretion to choose the broker is evaluated on an on-going basis. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

It is NGAM Advisors’ current policy not to receive products or services in return for client commission dollars. However, in the future, NGAM Advisors may revise its policies and receive so-called soft-dollar products or services that provide lawful assistance to NGAM Advisors in its investment decision-making process in accordance with applicable federal securities laws.

NGAM Advisors may advise accounts that have similar investment objectives and investment opportunities which are suitable for more than one such account. Where advisory accounts have competing interests in a limited investment opportunity, NGAM Advisors generally allocates purchase and sale opportunities on a basis that it, in good faith, believes is fair and equitable to such eligible client over time. In making such allocations, NGAM Advisors may consider, among other things, the relative time that the competing accounts have had funds available for investment, the relative amount of available funds, relative cash requirements for the competing accounts and the time that the competing accounts have had investments available for sale.

NGAM Advisors may, but need not, aggregate or “bunch” orders for funds for which it has investment discretion in circumstances in which NGAM Advisors believes that bunching will result in a more favorable overall execution. Where appropriate and practicable, NGAM Advisors may bunch a client’s trades with trades of other clients and with trades of pooled vehicles in which NGAM Advisors personnel have a beneficial interest pursuant to an allocation process NGAM Advisors in good faith considers to be fair and equitable to all clients over time.

Loomis Sayles. Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system that in Loomis Sayles’ opinion can provide the best overall net results for its clients. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection. Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community, from time to time, and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars” below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, (g) fair dealing and (h) the quality of the overall brokerage and research services provided by the broker-dealer.

Soft Dollars. Loomis Sayles’ receipt of brokerage and research products or services are factors in Loomis Sayles’ selection of a broker-dealer to execute transactions for a Fund where Loomis Sayles believes that the broker-dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Exchange Act. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or

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reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are services that are required by an applicable SRO or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker-dealer may include both (a) products and services created by such broker-dealer, (b) products and services created by other broker-dealers, and (c) products and services created by a third party. All soft dollar services are reviewed and approved by Loomis Sayles’ Chief Compliance Officer.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses, and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker-dealer, viewed in terms of either the particular transaction or Loomis Sayles’ overall responsibilities with respect to accounts as to which Loomis Sayles exercises investment discretion.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Funds, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker-dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above.

For purposes of this soft dollars discussion, the term “commission” includes commissions paid to brokers in connection with transactions effected on an agency basis. Loomis Sayles does not generate “soft dollars” on fixed-income transactions. However, certain fixed-income funds that invest in equities may generate soft dollars on said equity transactions. Furthermore, certain fixed-income accounts that invest in equity may prohibit soft dollars.

Vaughan Nelson. In placing orders for the purchase and sale of securities for its Funds, Vaughan Nelson selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Vaughan Nelson will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Vaughan Nelson, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

Receipt of research services from brokers is one factor used in selecting a broker that Vaughan Nelson believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Vaughan Nelson’s expenses. Such services may be used by Vaughan Nelson in servicing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

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In placing orders for the purchase and sale of securities for a Fund, Vaughan Nelson may cause the Fund to pay a broker-dealer that provides the brokerage and research services to Vaughan Nelson an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Vaughan Nelson must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Vaughan Nelson’s overall responsibilities to the Trusts and its other clients. Vaughan Nelson’s authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

General

Subject to procedures adopted by the Board of each Trust, the Funds’ brokerage transactions may be executed by brokers that are affiliated with Natixis US or the Funds’ advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds’ dealer in connection with such transactions. However, the Trusts have obtained exemptive relief from the SEC permitting segments of the certain funds to enter into principal transactions with affiliates of the subadvisers to other segments of the same fund (but not affiliates of the subadviser to such segment or of NGAM Advisors and its affiliates).

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, an adviser or subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUSTS

The Declarations of Trust of Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV permit each Trust’s trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declarations of Trust further permit each Trust’s Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust’s Board may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by each Trust’s Board and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the Board to charge shareholders directly for custodial, transfer agency, servicing and other expenses.

The shares of all the Funds (except as noted in this Statement and in each of the Fund’s Prospectuses) are divided into four classes: Class A, Class B (no longer offered for sale), Class C and Class Y. The Real Estate Fund and the Value Opportunity Fund also offer Class N shares. Each Fund offers such classes of shares as set forth in such Fund’s Prospectuses. As disclosed in the Prospectuses, not every Fund offers each class of shares. The share classes each have different eligibility and minimum investment requirements, which are disclosed in the relevant Prospectuses. All expenses of each Fund (including advisory and subadvisory fees) are borne by its Classes A, B, C, N and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be

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charged at a separate rate to each such class, and for Real Estate Fund and Value Opportunity Fund, transfer agency fees. Transfer agency fees for Classes A, B, C and Y of Real Estate Fund and Value Opportunity Fund are borne on a pro rata basis. Class N transfer agency fees are borne directly by that class. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and Trust. Any general expenses of a Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

Each Declaration of Trust also permits the Trusts’ Board, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. Each Trust’s Board may also, without shareholder approval (except to the extent such approval is required by law), establish one or more additional series or classes or merge two or more existing series or classes.

Each Declaration of Trust provides for the perpetual existence of the Trusts. Each Trust, however, may be terminated at any time by vote of at least two-thirds of each series of the Trust entitled to vote. In addition, the Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust. Each Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of such Fund. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

VOTING RIGHTS

Shareholders of all Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of trustees and the termination of a Trust and on other matters submitted to the vote of shareholders.

Shareholders of Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV have identical voting rights to each other. All classes of shares of each Fund have identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of a Trust then entitled to vote shall, except as otherwise provided in each Trust’s by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except 1) when required by the 1940 Act, or when the trustees shall have determined that the matter affects one or more series or class of shares materially differently, shares shall be voted by individual series or class and 2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trusts’ independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

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Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having an NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trusts voted (assuming a quorum is present in person or by proxy) is required to amend a Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trusts’ registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declarations of Trust further provide that the relevant Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Fund’s or Funds’ shares for sale, but it is possible that a Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined Prospectus for Funds of the Trusts.

HOW TO BUY SHARES

The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds or the Funds’ custodian bank.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House (“ACH”) or by exchange, as described in the Prospectuses, or through firms that are members of FINRA and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (“NYSE”) on a day when the NYSE is open. For purchases through the ACH system, the shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

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Shareholders, other than Class N shareholders, may use Natixis Funds Personal Access Line® (800-225-5478, press 1) or Natixis Funds website (ngam.natixis.com) to purchase Fund shares. For more information, see the section “Shareholder Services” in this Statement.

At the discretion of the Distributor, bank trust departments or trust companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information. At the discretion of the Distributor, clients of NGAM Advisors may purchase, at NAV, Class A shares of Natixis Funds that do not offer Class Y shares.

Class N shares may be purchased only by employer-sponsored retirement plans, which include 401(k) plans, 457 plans, 401(a) plans (including profit-sharing and money purchase pension plans), 403(b) and 403(b)(7) plans, defined benefit plans, non-qualified deferred compensation plans, Taft Hartley multi-employer plans and retiree health benefit plans. Such shares are not eligible to be purchased, exchanged or redeemed through the website or through the Personal Access Line®.

Shareholders of the Funds in Class Y may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectus of the relevant Fund.

REDEMPTIONS

The procedures for redemption of shares of a Fund are summarized in its Prospectus. As described in the Prospectus, a CDSC may be imposed on certain redemptions of Class A, Class B and Class C shares. For purposes of the CDSC, an exchange of shares from one Fund to shares of the same class in another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. The charge will not be applied to dollar amounts representing an increase in the NAV of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file. Please contact the Funds at 800-225-5478 with any questions regarding when a medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll-free 800-225-5478. As noted above, Class N shares are not eligible to be redeemed through the website or through the Personal Access Line®. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is closed will receive the next business day’s closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request, although it may take longer.

A shareholder automatically receives access to the ability to redeem shares by telephone following the completion of the Fund application, which is available at ngam.natixis.com or from an investment dealer. When selecting the service, a shareholder may have the withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee, or a Signature Validation Program Stamp. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, Boston Financial (the Funds’ transfer agent) and State Street Bank (the Funds’ custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial, as agreed to with the Funds, will employ reasonable procedures to confirm that your

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telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

The redemption price will be the NAV per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation is received by the transfer agent or your investment dealer in proper form. Payment normally will be made by the Funds within seven days thereafter. Shares purchased by check or through ACH may not be available immediately for redemption to the extent the check or ACH transaction has not cleared. The Funds may withhold redemption proceeds for ten days when redemptions are made within ten calendar days of purchase by check or through ACH.

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Funds), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption occurring within one year of death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Natixis Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

In order to redeem shares electronically through the ACH system, a shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone or online request must be received no later than the close of the NYSE. Upon receipt of the required information, the appropriate number of shares will be redeemed and the monies forwarded to the bank designated on the shareholder’s application through the ACH system. The redemption will be processed the day the telephone call or online request is made and the monies generally will arrive at the shareholder’s bank within three business days. The availability of these monies will depend on the individual bank’s rules.

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind, if NGAM Advisors determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will generally, but will not necessarily, result in a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period.

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The Funds do not currently impose any redemption charge other than the CDSC imposed by the Funds’ distributor, as described in the Prospectuses. The Board reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for U.S. federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See the section “Taxes” in this Statement.

The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after a Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute.

Reinstatement Privilege (Class A shares only)

The Prospectus describes redeeming shareholders’ reinstatement privileges for Class A shares. In order to exercise the reinstatement privilege, you must return your uncashed redemption check or provide a new investment check made payable to Natixis Funds and written notice to Natixis Funds (directly or through your financial representative) within 120 days of your redemption. The reinstatement or exchange will be made at NAV next determined after receipt of the notice and the new investment check in good order and will be limited to the amount of the redemption proceeds.

When shares are reinstated, the redemption will still constitute a sale for U.S. federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the “wash sale” rule if a loss is realized at the time of the redemption.

SHAREHOLDER SERVICES

Class N shares are offered exclusively through intermediaries (who will be the record owner of such shares), are intended primarily for employer-sponsored retirement plans held in an omnibus fashion, and are not available for purchase by individual investors. Class N shares are not eligible to be purchased, exchanged or redeemed through the website or through the Personal Access Line®.

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Funds will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This Statement should be retained as a permanent record.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued or honored for any class of shares.

The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Minimum Balance Policy

The Funds’ minimum balance policy is described in the Prospectuses.

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Automatic Investment Plans

Subject to each Fund’s investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis under the Investment Builder Program by authorizing the Fund to draw checks on an investor’s bank account. A plan in Class A and Class C shares may be opened with an initial investment of $1,000 or the fund minimum for Class Y shares or more and thereafter regular monthly checks of $50 or more will be drawn on the investor’s account. In the case of Class N and Class Y shares, there is no investment minimum and no dollar requirements for regular monthly checks. (Shareholders with accounts participating in Natixis Funds’ Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 or more into those accounts). The reduced minimum initial investment pursuant to an automatic investment plan for Class A and Class C shares is referred to in the Prospectus. A Service Options Form must be completed to open an automatic investment plan and may be obtained by calling the Funds at 800-225-5478 or your investment dealer or by visiting the Funds’ website at ngam.natixis.com.

This program is voluntary and may be terminated at any time by Boston Financial upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor by written notice to Boston Financial, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. The Funds are under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Class A, Class B and Class C Shares)

The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans and retirement plans for public school systems and certain tax exempt organizations.

The minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund for Class A and Class C shares must be at least $1,000 for IRAs and Keogh plans using the Natixis Funds’ prototype document and $500 for Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is no initial or subsequent investment minimum for SIMPLE IRAs using the Natixis Funds’ Prototype documents. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

Certain retirement plans may also be eligible to purchase Class N and Class Y shares. See the Prospectus for details.

Systematic Withdrawal Plans (Class A, Class B and Class C Shares)

An investor owning a Fund’s shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan (a “Plan”) providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from Boston Financial, your investment dealer or by visiting the Fund’s website at www.ngam.natixis.com. Withdrawals may be paid to a person other than the shareholder if a Medallion signature guarantee is provided. Please consult your investment dealer or the Funds.

A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account’s market value or (3) for Natixis sponsored IRA accounts only, a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.).

In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares purchased through the reinvestment of distribution in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

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Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in NAV. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See the sections “Redemptions” and “Taxes” for certain information as to U.S. federal income taxes.

It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. Natixis Funds may modify or terminate this program at any time.

Because of statutory restrictions this Plan may not be available to pension or profit-sharing plans or IRAs that have State Street Bank as trustee. Different documentation may be required.

Dividend Diversification Program

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased based upon the selected Fund’s NAV (without a sales charge or CDSC) determined as of the close of regular trading on the NYSE on the ex-dividend date for each dividend and distribution. A dividend diversification account must be registered to the same shareholder as the distributing Fund account and, if a new account in the purchased Natixis Fund is being established, the purchased Fund’s minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Natixis Fund, you must obtain and carefully read a copy of that Fund’s Prospectus.

Exchange Privilege

A shareholder may exchange Class A, Class B, Class C, Class N and Class Y shares of the Funds for shares of the same class of a Natixis Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative NAVs at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds, for Institutional Class shares of any series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares. Shareholders who hold their shares through certain financial intermediaries may not be eligible to convert their Class A shares to Class Y Shares. These options are summarized in the Prospectuses. An exchange may be effected, provided that neither the registered name nor address of the accounts is different, by (1) a telephone request to the Fund at 800-225-5478 or (2) a written exchange request to the Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or (3) by visiting our website at ngam.natixis.com. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total NAV of your account, whichever is less.

Accounts participating in or moving into wrap-fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund and may also exchange Class C shares of a fund for Class A shares or Class Y shares of the same fund. Any account with an outstanding contingent deferred sales charge (“CDSC”) liability will be assessed the CDSC before converting to either Class A or Class Y shares. Accounts converting from Class C shares to Class A shares will not be subject to any Class A sales charges as a result of the initial conversion or any subsequent purchases of Class A shares in such accounts. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

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Class A shares of a fund acquired by Trustees, former Trustees, employees of affiliates of the Natixis Funds, individuals who are affiliated with any Natixis Fund (including spouses, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans (collectively, “Natixis affiliated shareholders”) may be exchanged for Class Y shares of the same fund without payment of a CDSC. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

In certain limited circumstances, accounts participating in wrap fee programs or held through a registered investment adviser may exchange Class Y shares of a Fund for Class A shares of the same Fund. Class Y shares may be converted to Class A shares of the same Fund if the Class Y shares are held in an investment option or program that no longer permits the use of Class Y shares in that option or program or if the shareholder otherwise becomes ineligible to participate in Class Y shares. Exchanges from Class Y shares to Class A shares will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Class A or Class Y shares of a Fund held in an omnibus fashion by employer-sponsored retirement plans may be exchanged for Class N shares of the same Fund but must be held in omnibus position in Class N. See the section “How to Buy Shares.” Any account with an outstanding CDSC liability will be assessed the CDSC before converting to Class N shares. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Due to operational limitations at your financial intermediary, your ability to exchange between shares classes of the same fund may be limited. Please consult your financial representative for more information.

All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. Each Fund reserves the right to suspend or change the terms of exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund.

Before requesting an exchange into any other Natixis Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its Prospectus carefully. Subject to the applicable rules of the SEC, the Board reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days’ advance notice of any material change to the exchange privilege.

Automatic Exchange Plan

As described in the Prospectus, a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The Fund minimum of the new fund must be met in connection with each investment. Exchanges may be processed on any day of the month (or the first business day thereafter if the exchange date is not a business day) until the account is exhausted or until Boston Financial is notified in writing or by calling Natixis Funds at 800-225-5478 to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from Boston Financial, your financial representative or by visiting our website at ngam.natixis.com.

Restrictions on Buying, Selling and Exchanging Shares

As stated in each Fund’s Prospectus, each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

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Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by a Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s NAV next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than market open following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

Transcripts of account transactions will be provided, free of charge, at the shareholder’s request.

Self-Servicing Your Account with Natixis Funds Personal Access Line® and Website (All Classes Except Class N)

Natixis Funds shareholders may access account information, including share balances and recent account activity, online by visiting our website at ngam.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification numbers (PINs). In addition, you may restrict these privileges from your account by calling Natixis Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our website at ngam.natixis.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following Natixis Funds Online and Telephonic Customer Agreement. This agreement is also posted on our website. The initiation of any activity through the Natixis Funds Personal Access Line® or website at ngam.natixis.com by an investor shall indicate agreement with the following terms and conditions:

Natixis Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this website and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current Prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE NATIXIS FUNDS.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

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TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NATIXIS FUNDS PERSONAL ACCESS LINE®.

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that Natixis Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Natixis Funds is not responsible for incorrect data received via the internet or telephonically from you or any person believed to be you. Transactions submitted over the internet and telephonically are solely your responsibility and Natixis Funds makes no warranty as to the correctness, completeness or accuracy of any transmission. Similarly, Natixis Funds bears no responsibility for the performance of any computer hardware, software or the performance of any ancillary equipment and services such as telephone lines, modems or internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Natixis Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our website that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Natixis Funds if any of the following occurs:

1.	You do not receive confirmation of a transaction submitted via the internet or telephonically within five (5) business days.

2.	You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3.	You transmit a transaction for which you do not receive a confirmation number.

4.	You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5.	You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the Natixis Funds Personal Access Line® or the Natixis Funds internet site including telephone line costs and internet service provider costs are solely your responsibility.

Similarly, Natixis Funds makes no warranties concerning the availability of internet services or network availability. Natixis Funds reserves the right to suspend, terminate or modify the internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NATIXIS FUNDS OF YOUR DESIRE TO DO SO.

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Written notifications to Natixis Funds should be sent to:

All account types excluding SIMPLE IRAs:

Natixis Funds

P.O. Box 219579

Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

SIMPLE IRA shareholders please use:

Natixis Funds

P.O. Box 8705

Boston, MA 02266-8705

Notification may also be made by calling 800-813-4127 during normal business hours.

NET ASSET VALUE

The method for determining the public offering price and NAV per share is summarized in the Prospectuses.

The total NAV of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. Each Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the Adviser and Subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser or Subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

•	Equity securities (including closed-end investment companies and exchange-traded funds (“ETFs )), exchange traded notes, rights, and warrants — last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In the event that a sale price or bid quotation is unavailable, unlisted equity securities (except unlisted preferred equity securities discussed below) are valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations from foreign markets are subject to the Funds’ fair value polices described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

•	Debt Securities and unlisted preferred equity securities — evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

•	Bilateral Swaps — Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps and bilateral standardized index total return swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

•	Centrally Cleared Swaps – settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

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•	Options — domestic exchange-traded single name equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Option contracts on domestic indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). On the last business day of the month, the Funds will fair value the S&P 500® index options using the closing rotation values published by the CBOE. Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. FLexible EXchange® Options (“Flex Options”) on ETFs are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) foreign index options are valued at the most recent settlement prices supplied by an independent pricing service as of the close of the local market. Swaptions, OTC currency options and OTC options on ETFs are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including foreign index options, swaptions, currency options and options on ETFs not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. Valuations from foreign markets are subject to the Funds’ fair value policies described below.

•	Futures — current settlement price on the exchange on which the Adviser or Subadviser believes that, over time, they are traded most extensively. Valuations from foreign markets are subject to the Funds’ fair value policies described below.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by the Board of Trustees. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

The per share NAV of a class of each Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class. The public offering price of a Class A share of a Fund is the NAV per share plus a sales charge as set forth in each Fund’s Prospectus.

REDUCED SALES CHARGES

The following special purchase plans are summarized in the Prospectuses and are described in greater detail below. Investors should note that in many cases, the broker, and not the Funds, is responsible for ensuring that the investor receives current discounts.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure you obtain the proper “breakpoint” discount. In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Distributor and your financial intermediary, in writing, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to the investor’s account.

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You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries, and your family members’ and other related parties’ accounts, in order to verify your eligibility for the reduced sales charge.

Cumulative Purchase Discount

A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder’s “total investment” in the Fund reaches the breakpoint for a reduced sales charge in the table in the section “How Sales Charges Are Calculated—Class A Shares” in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charges, to the current public offering price of all series and classes of shares of the Natixis Funds held by the shareholder in one or more accounts. Certain shares held through Loomis Sayles Distributors, L.P. may not be eligible for this privilege. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies.

Letter of Intent

A Letter of Intent (a “Letter”), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder’s intended aggregate purchases of all series and classes of the Trusts and other Natixis Funds over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment. Certain shares held though Loomis Sayles Distributors, L.P. may not be eligible for this privilege.

A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Funds’ transfer agency.

Purchases made within 90 days of the establishment of the Letter may be used towards meeting the Letter of Intent.

The Funds’ transfer agent will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to the Funds’ transfer agent the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes the Funds’ transfer agent to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts

For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder’s total investment (calculated at the current public offering price) in all series and classes of the Fund and Natixis Funds with the purchases and total investment of the shareholder’s spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those previously mentioned, single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceed a sales charge breakpoint as disclosed in the Prospectus, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies. Certain shares held though Loomis Sayles Distributors, L.P. may not be eligible for this privilege.

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For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions will automatically be linked with those of participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation.

Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

Clients of the Adviser

Investment advisory clients of NGAM Advisors and its affiliates may invest in Class Y shares of the Funds below the minimums stated in the Class Y Prospectus. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of an adviser to any series of the Trusts or another Natixis Fund; any director, officer or partner of a client of an adviser to any series of the Trusts or another Natixis Fund; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trusts or another Natixis Fund if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trusts or another Natixis Fund. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase. In addition, the front-end sales charge or CDSC may be waived for investments in Class A shares, for Funds that do not offer Class Y shares, by clients of an adviser to any series of the Trusts or another Natixis Fund.

Eligible Governmental Authorities

There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts

Class A shares of any Fund may be purchased at NAV by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and “rabbi trusts.” Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations

Class A shares of any Fund also may be purchased at NAV through certain broker-dealers or financial services organizations without any transaction fee. Such organizations may also receive compensation paid by NGAM Advisors, or its affiliates out of their own assets (as described in the section “Distribution Agreements and Rule 12b-1 Plans”), or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

Certain Clients of Financial Intermediaries

Class A shares may be offered without front-end sales charges or a CDSC to clients of a financial intermediary that has entered into an agreement with the Distributor and has been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee.

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Certain Retirement Plans

Class A shares of the Funds are available at NAV for investments by participants in certain employer-sponsored retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific intermediary; consult your financial adviser.

Bank Trust Departments or Trust Companies

Class A shares of the Funds are available at NAV for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

DISTRIBUTIONS

As described in the Prospectuses, it is the policy of each Fund to pay all of its shareholders each year according to the schedule specified in the Prospectuses, as dividends, all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions are reinvested based upon the NAV determined as of the close of the NYSE on the ex-dividend date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Natixis Funds, contacting Natixis Funds at 1-800-225-5478 or visiting ngam.natixis.com to change your distribution option. In order for a change to be in effect for any dividend or distribution, it must be received by Natixis Funds on or before the record date for such dividend or distribution.

If a dividend or capital gain distribution check remains uncashed for six months and your account is still open, the Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check.

As required by federal law, U.S. federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year early in the succeeding year. Funds with significant investments in REITs typically request a 30-day extension to provide such federal tax information to their shareholders.

TAXES

The following discussion of certain U.S. federal income tax consequences of an investment in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to an investment in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

Taxation of the Funds

Each Fund has elected to be treated and intends to qualify and be eligible to be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs under the Code, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the

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end of each quarter of the Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested (1) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, in each case determined with respect to any capital loss carryforwards) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% of gross income requirement described in (i) above, income derived by a Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by a Fund from an interest in a QPTP (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of the diversification requirements described in (ii) above, the term “outstanding voting securities of an issuer” includes the equity securities of a QPTP. Also for purposes of the diversification requirements described in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect a Fund’s ability to satisfy the diversification requirements in (ii) above.

Assuming that it qualifies for treatment as a RIC, each Fund will not be subject to U.S. federal income tax on income that it distributes to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to satisfy the income, diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax or interest, disposing of certain assets or making additional distributions. If a Fund were ineligible to or did not cure such a failure for any year, or if a Fund otherwise were to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gain, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment under the Code.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amounts retained. Each Fund also intends to distribute annually all or substantially all of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amounts retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders, who in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their respective shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly filed U.S. federal income tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if a Fund retains all or a portion of its net capital gain in a taxable year.

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In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or certain late-year ordinary losses (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary losses attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. A Fund’s annual shareholder report will describe its available capital loss carryovers (if any) as of the end of its most recently ended fiscal year.

If a Fund fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, each Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of the excess of net short-term capital gain over net long-term capital loss will generally be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryforwards.

Distributions of investment income properly reported by a Fund as derived from qualified dividend income will be taxable to individuals at the reduced rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated

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as qualified dividend income (at either the Fund or the shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as defined below). Income derived from investments in fixed-income securities, REITs and derivatives generally is not eligible for treatment as qualified dividend income.

In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. If the aggregate qualified dividends-received by a Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. Please reference the funds website at ngam.natixis.com for the funds historical qualified dividend income amounts. Data shown represents historical qualified dividend income amounts and is not an indication nor a guarantee of future results.

Properly reported dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the 70% dividends received deduction generally available to corporations to the extent they are properly reported as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) otherwise by application of the Code (for instance, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock — generally, stock acquired with borrowed funds). Please reference the funds website at ngam.natixis.com for the funds historical corporate qualified dividend amounts. Data shown represents corporate qualified dividend amounts and is not an indication nor a guarantee of future results.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. The details of the implementation of this tax remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which the distributions are declared rather than the calendar year in which they are received.

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If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital generally is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, gain or loss on the taxable disposition of Fund shares generally will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Certain Fixed-Income and Other Instruments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

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If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (each a “PFIC”), which could potentially subject such a Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on gains from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Fund. Such gains and losses are treated as ordinary income and loss. Each Fund may also in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Foreign Taxes

Income, gain, and proceeds received by a Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. This will decrease a Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at the Fund’s tax year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt shareholders (including those who invest in the Fund through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Currency Transactions

Transactions in foreign currencies, foreign-currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

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Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps, structured notes, securities loans and certain other transactions may be subject to one or more special tax rules (including mark-to-market, constructive sale, straddle, notional principal contract, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, or cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s use of certain commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. The tax treatment of certain commodity-linked instruments including structured notes in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Fund level on the excess, to “cure” such failure.

Certain of a Fund’s investments in derivative instruments, foreign currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, may result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of a Fund’s distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to qualify as a RIC accorded special tax treatment and to avoid a fund-level tax.

REITs, REMICs, and TMPs

A Fund’s investments in REIT equity securities may result in the Fund receiving cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly (including through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent a Fund invests in such interests, it may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below. Each Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such

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income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See also the section “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income.

Investments in Other RICs

If a Fund receives dividends from another investment company that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be treated as UBTI in the hands of a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect”, a tax-exempt shareholder may realize UBTI by virtue of its investments in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year, a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

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Non-U.S. Shareholders

Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. Dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if the dividends are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

Effective for distributions with respect to taxable years of a Fund beginning before January 1, 2015, in general and subject to certain limitations, the Fund was not required to withhold any amounts (i) with respect to distributions attributable to U.S.-source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions were properly reported by the Fund as “interest-related dividends,” and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported by the Fund as “short-term capital gain dividends.” These exemptions have expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2015. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of the Funds beginning on or after January 1, 2015, and what the terms of such an extension would be, including whether such extension would have retroactive effect. To the extent these exemptions are extended, a Fund may choose not to report potentially eligible distributions as interest-related or short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

In the case of shares held through an intermediary, the intermediary may have withheld even if a Fund made a designation with respect to a payment. Foreign Persons should contact their intermediaries regarding the application of these rules on their accounts.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends generally will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of Fund shares who or which is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the Foreign Person’s sale of shares of the Fund or to the Capital Gain Dividend the Foreign Person received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a Foreign Person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Person’s current and past ownership of the Fund. Prior to January 1, 2015, the “look-through” USRPI treatment described above for distributions by a Fund to a Foreign Person also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by a Fund and (ii) distributions received by a Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

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In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% shareholder that is a Foreign Person, in which case such Foreign Person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. Prior to January 1, 2015, withholding was generally not required with respect to amounts paid in redemption of shares of a Fund if the Fund was a USRPHC that was considered to be “domestically controlled” or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in RICs that are domestically controlled USRPHCs. This exemption from withholding for redemptions has expired and such withholding is required, without regard to whether the Fund or any RIC in which it invests is domestically controlled. It is currently unclear whether Congress will extend this exemption for redemptions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of certain of the special exceptions referred to above.

Foreign Persons should consult their tax advisors concerning the tax consequences of owning shares of the Funds, including the certification and filing requirements imposed on Foreign Persons in order to qualify for an exemption from the backup withholding tax rates described above or a reduced rate of withholding provided by treaty.

Certain Additional Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require each Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the U.S. and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates) and 30% of the gross proceeds of redemptions, sales or exchanges and certain Capital Gain Dividends it pays after December 31, 2016. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment in their particular tax situations.

Fund dividends and distributions, and gains from the sale of Fund shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and where applicable, foreign taxes.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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PERFORMANCE INFORMATION

Yield and Total Return

Each Fund may advertise the yield and total return of each class of its shares. Each Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and total return and the tax exempt status of distributions should be considered when comparing a Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Total return may take into account any applicable sales charges or CDSC. Yield and total return may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields and total return reflecting an expense limitation or waiver, its yield and total return would have been lower if no limitation or waiver were in effect. Yields and total return will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class N and Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund’s Class A, Class B and Class C shares.

Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class’s distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the NAV. If the NAV, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yield and total return may be higher or lower than past yields or total returns, and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield and total return will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

Benchmark Comparisons

Performance information for each Fund with over one calendar year of performance history is included in the Prospectuses (in the section “Risk/Return Bar Chart and Table” in each Fund’s Fund summary), along with the performance of an appropriate benchmark index.

Class B Share Performance

Each Fund’s total returns disclosed in the Risk/Return bar chart and table in the Prospectuses reflect, on a class-by-class basis, the Fund’s expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares.

Class B shares automatically convert into Class A shares after 8 years. With respect to the Funds that offer Class B shares, the Class B total returns disclosed in the Average Annual Total Returns table do not reflect the automatic conversion of Class B shares to Class A shares after eight years. However, for purposes of the Example in the Fund Summaries, in years 9 and 10 Class B amounts are calculated using Class A expenses.

Blended Index (Diversified Income Fund only)

The weightings of the indices that comprise the Blended Index are rebalanced on a monthly basis to maintain the allocations as described in the Fund’s prospectus. These rebalancings will not necessarily correspond to the rebalancing of the Fund’s investment portfolio, and the relative weightings of the asset classes in the Fund will generally differ to some extent from the weightings in the Blended Index.

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THIRD-PARTY INFORMATION

This document may contain references to third-party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third-party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

FINANCIAL STATEMENTS

The financial statements, financial highlights and the reports of PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Funds, included in the Funds’ annual reports dated December 31, 2014 (January 31, 2015 for Real Estate Fund) are incorporated herein by reference to such reports. The Funds’ annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-225-5478 or by writing to the Funds at: 399 Boylston Street, Boston, Massachusetts 02116 or by visiting the Funds’ website at ngam.natixis.com. The annual and semiannual reports are also available on-line at the SEC’s website at www.sec.gov.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Some of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by S&P, Moody’s or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P’s, Moody’s, and Fitch ratings applicable to fixed-income securities.

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

A-2

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A-3

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example ‘SP-1+/A-1+’).

A-4

The analyses, including ratings, of Standard & Poor’s and its affiliates (together, Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurances limit: ‘L’ qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Public Information Ratings: ‘pi’ qualifier

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

A-5

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: ‘*’ inactive qualifier

This symbol that indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Provisional Ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information: ‘q’ inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

A-6

Local Currency and Foreign Currency Risks

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term and short term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspire to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Moody’s Global Long-Term Rating Scale:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

A-7

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Issuer Ratings

Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like obligations. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g. banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not all) senior unsecured financial obligations and contracts.

Long-Term and Short=Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

A-8

Global Short-Term Ratings Scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Issuer Ratings

Not included in Moody’s current definitions

Fitch Investor Services, Inc. – A brief description of the applicable rating symbols of Fitch Investor Services, Inc. (“Fitch”) and their meanings (as published by Fitch) follows:

Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of rating default rates.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

A-9

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Long-Term Credit Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

A-10

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period generally will not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

A-11

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Credit Ratings

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

A-12

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Standard Rating Actions

Affirmed*

The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to an Outlook when an Outlook is used.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

A-13

Matured*/Paid-In-Full

a. ‘Matured’ – This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.

b. ‘Paid-In-Full’ – This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF.’

New Rating*

Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.

Prerefunded*

Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Modifier Actions:

Rating Watch Maintained*

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*

The issue or issuer has been placed on active Rating Watch status.

Rating Watch Revision*

Rating Watch status has changed.

Support Floor Rating Revision

Applicable only to Support ratings related to Financial Institutions, which are amended only with this action.

Under Review*

Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”.

The Following Actions Will Only Apply in Structured Finance Transactions:

Revision Outlook*

Rating Outlook status has changed independent of a full review of the underlying rating.

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

XS33-0515

A-14

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2015

NATIXIS FUNDS TRUST II

ASG GLOBAL ALTERNATIVES FUND (“Global Alternatives Fund”)

Class A (GAFAX), Class C (GAFCX), Class N (GAFNX), and Class Y (GAFYX)

ASG GLOBAL MACRO FUND (“Global Macro Fund”)

Class A (GMFAX), Class C (GMFCX), and Class Y (GMFYX)

ASG MANAGED FUTURES STRATEGY FUND (“Managed Futures Strategy Fund”)

Class A (AMFAX), Class C (ASFCX), and Class Y (ASFYX)

ASG TACTICAL U.S. MARKET FUND (“Tactical U.S. Market Fund”)

Class A(USMAX), Class C (USMCX), and Class Y (USMYX)

LOOMIS SAYLES STRATEGIC ALPHA FUND (“Strategic Alpha Fund”)

Class A (LABAX), Class C (LABCX), and Class Y (LASYX)

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND (“Intermediate Municipal Bond Fund”)

Class A (MIMAX), Class C (MIMCX), and Class Y (MIMYX)

SEEYONDSM MULTI-ASSET ALLOCATION FUND (“Multi-Asset Allocation Fund”)

Class A(SAFAX), Class C (SAFCX), and Class Y (SAFYX)

GATEWAY TRUST

GATEWAY EQUITY CALL PREMIUM FUND (“Equity Call Premium Fund”)

Class A(GCPAX), Class C (GCPCX), and Class Y (GCPYX)

GATEWAY FUND (“Gateway Fund”)

Class A (GATEX), Class C (GTECX), and Class Y (GTEYX)

This Statement of Additional Information (“Statement”) contains specific information which may be useful to investors but which is not included in the Statutory Prospectuses of the funds listed above (each a “Fund” and together the “Funds”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by each Fund’s Summary or Statutory Prospectus, each dated May 1, 2015 (each a “Prospectus” and together the “Prospectuses”), as from time to time revised or supplemented. This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from NGAM Distribution, L.P. (the “Distributor”), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling Natixis Funds at 800-225-5478 or by visiting the Funds’ website at ngam.natixis.com.

The Gateway Fund acquired the assets and liabilities of the Gateway Fund, a series of The Gateway Trust, an Ohio business trust (the “Predecessor Trust”), in a transaction that closed in February 2008 (the “Reorganization”). Following the Reorganization, the predecessor of the Gateway Fund (the “Gateway Predecessor Fund”) was the accounting survivor and therefore certain information for periods prior to the date of this Statement relates to the Gateway Predecessor Fund.

The Funds’ and Gateway Predecessor Fund’s financial statements and accompanying notes that appear in the Funds’ annual and semiannual reports are incorporated by reference into this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Funds’ website at ngam.natixis.com.

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Funds. Except where noted below, these restrictions are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in each Prospectus apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. The Funds (with the exception of Global Macro Fund, Multi-Asset Allocation Fund and Strategic Alpha Fund) have elected to be classified as diversified series of an open-end investment company. Under the 1940 Act, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Global Alternatives Fund

Global Alternatives Fund may not:

(1)	Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry, except that the Fund will invest at least 25% of its assets in securities and other obligations of issuers in the financial services industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction, the financial services industry includes banks, investment managers, brokerage firms, investment banks and other companies that provide financial services to consumers or industry. For purposes of this restriction, asset-backed securities are not considered to be bank obligations.

(2)	Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

(3) †	Borrow money, except to the extent permitted under the 1940 Act.

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Global Alternatives Fund may:

(8)	Purchase and sell commodities to the maximum extent permitted by applicable law.

For more information about the Fund’s investments in commodities and commodity-related instruments, see the sub-sections “Commodities – General” and “Commodities – Wholly-Owned Subsidiary” in the section “Investment Strategies and Risks” and the section “Taxes” herein.

Global Macro Fund

Global Macro Fund may not:

(1)

Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry, except that the Fund will invest at least 25% of its assets in securities and other obligations of issuers in the financial services industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, finance companies whose financing activities are not related primarily to the activities of their parent companies are classified in the industry the Fund’s adviser or subadviser believes is most applicable to such finance companies, and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction, asset-backed securities are not considered to be bank obligations.

(2)	Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

(3) †	Borrow money, except to the extent permitted under the 1940 Act.

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Global Macro Fund may:

(8)	Purchase and sell commodities to the maximum extent permitted by applicable law.

For more information about the Fund’s investments in commodities and commodity-related instruments, see the sub-sections “Commodities – General” and “Commodities – Wholly-Owned Subsidiary” in the section “Investment Strategies and Risks” and the section “Taxes” herein.

Managed Futures Strategy Fund

Managed Futures Strategy Fund may not:

(1)	Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry, except that the Fund will invest at least 25% of its assets in securities and other obligations of issuers in the financial services industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction, the financial services industry includes banks, investment managers, brokerage firms, investment banks and other companies that provide financial services to consumers or industry. For purposes of this restriction, asset-backed securities are not considered to be bank obligations.

(2)	Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

(3) †	Borrow money, except to the extent permitted under the 1940 Act.

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Managed Futures Strategy Fund may:

(8)	Purchase and sell commodities to the maximum extent permitted by applicable law.

For more information about the Fund’s investments in commodities and commodity-related instruments, see the sub-sections “Commodities – General” and “Commodities – Wholly-Owned Subsidiary” in the section “Investment Strategies and Risks” and the section “Taxes” herein.

Tactical U.S. Market Fund

Tactical U.S. Market Fund may not:

(1)	Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry, except that the Fund will invest at least 25% of its assets in securities and other obligations of issuers in the financial services industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, finance companies whose financing activities are not related primarily to the activities of their parent companies are classified in the industry the Fund’s adviser or subadviser believes is most applicable to such finance companies, and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction, asset-backed securities are not considered to be bank obligations.

(2)	Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

(3) †	Borrow money, except to the extent permitted under the 1940 Act.

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Tactical U.S. Market Fund may:

(8)	Purchase and sell commodities to the maximum extent permitted by applicable law.

Strategic Alpha Fund

Strategic Alpha Fund may not:

(1)	Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries, finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, finance companies whose financing activities are not related primarily to the activities of their parent companies are classified in the industry the Adviser (as defined below) believes is most applicable to such finance companies and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction, asset-backed securities are not considered to be bank obligations.

(2)	Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

(3) †	Borrow money, except to the extent permitted under the 1940 Act.

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(6)	Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Strategic Alpha Fund may:

(8)	Purchase and sell commodities to the maximum extent permitted by applicable law.

For more information about the Fund’s investments in commodities and commodity-related instruments, see the sub-section “Commodities – General” in the section “Investment Strategies and Risks” and the section “Taxes” herein.

Intermediate Municipal Bond Fund

Intermediate Municipal Bond Fund may not:

(1)	Purchase any security if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry, provided that: this limitation does not apply to (i) general obligations of states or localities or securities guaranteed or backed by states or localities and (ii) pre-refunded bonds secured or backed by the U.S. Treasury or other U.S. government guaranteed securities. U.S. government and its agencies and instrumentalities are not considered an industry.

(2) †	Borrow money except to the extent permitted under the 1940 Act.

(3)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

(4)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(5)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(6)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

(7)	Invest, under normal market conditions, less than 80% of the Fund’s net assets (plus borrowings made for investment purposes) in municipal securities that pay interest exempt from federal income taxes.

Intermediate Municipal Bond Fund may:

(8)	Purchase and sell commodities to the maximum extent permitted by applicable law.

For purposes of Restriction (1), private activity bonds (i.e., securities the principal and interest on which is paid by an entity other than the issuing state or locality and which is not guaranteed or backed by the state or locality) will be classified by the industry of the entity that is responsible for making the interest and principal payments on the bonds (e.g., higher education, water).

For purposes of Restriction (7), municipal securities that pay interest that is subject to the alternative minimum tax are considered to be exempt from federal income taxes.

Multi-Asset Allocation Fund

Multi-Asset Allocation Fund may not:

(1)	Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction, asset-backed securities are not considered to be bank obligations. For purposes of this restriction, different commodities are considered to be separate industries (e.g., oil futures would be in the “oil industry,” and an exchange-traded fund that invests in gold bullion would be in the “gold industry”), and investments in companies whose returns are related to the returns of one or more commodities (e.g., mining companies) are considered to be in different industries from the underlying commodities (e.g., mining companies are not considered to be in the oil, gas or gold industries). Therefore, for purposes of determining whether the Fund has invested 25% or more of its assets in any one industry, commodity investments would not be aggregated with investments in companies whose returns are related to the returns of one or more commodities (i.e., an oil company would not be aggregated with oil futures). Securities issued by U.S. and non-U.S. national, state and local governments are not considered to be in any industry.

(2)†	Borrow money, except to the extent permitted under the 1940 Act.

(3)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided, however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

(4)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(5)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(6)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Multi-Asset Allocation Fund may:

(7)	Purchase and sell commodities to the maximum extent permitted by applicable law.

Equity Call Premium Fund

Equity Call Premium Fund may not:

(1)	Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

(2)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

(3) †	Borrow money, except to the extent permitted under the 1940 Act.

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

(8)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

(9)	Invest, under normal market conditions, less than 80% of the Fund’s net assets (plus borrowings made for investment purposes) in equity securities. (Non-Fundamental.)

Gateway Fund

Gateway Fund may not:

(1)	Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

(2)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

(3) †	Borrow money, except to the extent permitted under the 1940 Act.

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

(8)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

General Notes on Investment Restrictions

In addition to temporary borrowing, and subject to any stricter restrictions on borrowing applicable to any particular Fund, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. With respect to restrictions on borrowing, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” The Funds may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.

Where applicable, the foregoing investment restrictions shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

A Fund may not purchase any illiquid security if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. This policy may be changed without a shareholder vote. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain securities which might otherwise be considered illiquid, including securities issued pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, which a Fund’s Adviser or Subadviser has determined to be liquid under procedures approved by the Board of Trustees (the “Board”).

For purposes of the foregoing restrictions, the Funds do not consider a swap or other derivative contract on one or more commodities, securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, do the Funds consider such swap contracts to involve the issuance of a senior security, provided a Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

FUND CHARGES AND EXPENSES

ADVISORY FEES

Pursuant to separate investment advisory agreements, AlphaSimplex Group, LLC (“AlphaSimplex”) has agreed to manage the investment and reinvestment of the assets of Global Alternatives Fund, Global Macro Fund, Managed

Futures Strategy Fund and Tactical U.S. Market Fund (together the “ASG Funds”), subject to the supervision of the Board. For the services described in the advisory agreement, Global Macro Fund, Managed Futures Strategy Fund, and Tactical U.S. Market Fund have agreed to pay AlphaSimplex an advisory fee at the annual rates set forth in the following table based on the average daily net assets of the applicable Fund (less the average daily net assets of each Fund’s wholly-owned subsidiary, as applicable) reduced by the amount of any subadvisory fees payable directly by the ASG Funds to Reich & Tang Asset Management, LLC (“Reich & Tang”) or NGAM Advisors, L.P. (“NGAM Advisors”) through its Active Investment Advisors (“AIA”) (each a “Subadviser” and collectively, the “Subadvisers”), as applicable, pursuant to the subadvisory agreements:

Fund	Advisory fee payable by Fund to AlphaSimplex* (as a % of average daily net assets of the Fund)
Global Macro Fund	1.25%
Managed Futures Strategy Fund	1.25%
Tactical U.S. Market Fund	0.80%

*	Average daily net assets exclude the average daily net assets of each of the Global Macro Fund’s and Managed Futures Strategy Fund’s wholly-owned subsidiaries.

For the services described in the advisory agreement, Global Alternatives Fund has agreed to pay AlphaSimplex an advisory fee at an annual rate of 1.15% on the first $2 billion of the Fund’s average daily net assets (including the net asset value of the Subsidiary), and 1.10% thereafter, calculated daily and payable monthly, less the advisory fees paid by the Subsidiary and reduced by the amount of any subadvisory fees payable directly by the Fund to Reich & Tang pursuant to the subadvisory agreement.

In addition, pursuant to separate advisory agreements, Global Alternatives Fund’s, Global Macro Fund’s, and Managed Futures Strategy Fund’s wholly-owned subsidiaries have agreed to pay AlphaSimplex an advisory fee at the annual rate of 1.15% for Global Alternatives Fund, 1.25% for Global Macro Fund, and 1.25% for Managed Futures Strategy Fund, of each subsidiary’s average daily net assets.

Pursuant to an investment advisory agreement, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) has agreed to manage the investment and reinvestment of the assets of Strategic Alpha Fund, subject to the supervision of the Board. For the services described in the advisory agreements, the Fund has agreed to pay Loomis Sayles an advisory fee at the annual rate set forth in the following table:

Fund	Advisory fee payable by Fund to Loomis Sayles (as a % of average daily net assets of the Fund)
Strategic Alpha Fund	0.70%

Pursuant to an investment advisory agreement, NGAM Advisors has agreed, subject to the supervision of the Board, to manage the investment and reinvestment of the assets of Intermediate Municipal Bond Fund, and to provide a range of administrative services to the Fund. For the services described in the advisory agreement, the Fund has agreed to pay NGAM Advisors an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable directly by the Intermediate Municipal Bond Fund to McDonnell Investment Management, LLC (“McDonnell” or a “Subadviser”) pursuant to the subadvisory agreement:

Fund	Advisory fee payable by Fund to NGAM Advisors (as a % of average daily net assets of the Fund)
Intermediate Municipal Bond Fund	0.40%

Pursuant to an investment advisory agreement, Natixis Asset Management U.S., LLC (“Natixis AM US”) has agreed to manage the investment and reinvestment of the assets of the Multi-Asset Allocation Fund, subject to the supervision of the Board. For the services described in the advisory agreement, the Fund has agreed to pay Natixis AM US an advisory fee at the annual rate set forth in the following table:

Fund	Advisory fee payable by Fund to Natixis AM US (as a % of average daily net assets of the Fund)
Multi-Asset Allocation Fund	0.85%

Pursuant to separate advisory agreements, Gateway Investment Advisers, LLC (“Gateway”) has agreed to manage the investment and reinvestment of the assets of Equity Call Premium Fund and Gateway Fund, subject to the supervision of the Board. For the services described in the advisory agreement, Equity Call Premium Fund and Gateway Fund have agreed to pay Gateway an advisory fee at the annual rate set forth in the following table:

Fund	Advisory fee payable by Fund to Gateway (as a % of average daily net assets of the Fund)
Equity Call Premium Fund	0.65%
Gateway Fund	0.65 0.60	% %	of the first $5 billion of the next $5 billion
	0.58%		of amounts in excess of $10 billion

AlphaSimplex, Loomis Sayles, NGAM Advisors, Natixis AM US, and Gateway (each an “Adviser”) have each given a binding contractual undertaking to all classes of the applicable Fund to waive its advisory fee and, if necessary, to reimburse certain expenses related to operating the Funds (including expenses related to a wholly-owned subsidiary organized under the laws of a non-U.S. jurisdiction, if applicable) in order to limit the Funds’ expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertakings are in effect until April 30, 2016 for the Funds and may be modified before then only with the consent of the Board. The undertakings will be reevaluated on an annual basis thereafter, subject to the obligation of the Funds to repay such advisory fees waived and/or expenses reimbursed in later periods to the extent that total annual Fund operating expenses for a class fall below the expense limit; provided, however, that the Funds are not obligated to repay such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Fund	Expense Limit	Date of Undertaking
Global Alternatives Fund		May 1, 2015
Class A	1.60%
Class C	2.35%
Class N	1.30%
Class Y	1.35%
Global Macro Fund		December 1, 2014
Class A	1.70%
Class C	2.45%
Class Y	1.45%
Managed Futures Strategy Fund		May 1, 2015
Class A	1.70%
Class C	2.45%
Class Y	1.45%
Tactical U.S. Market Fund		May 1, 2015
Class A	1.40%
Class C	2.15%
Class Y	1.15%
Strategic Alpha Fund		May 1, 2015
Class A	1.30%
Class C	2.05%
Class Y	1.05%
Intermediate Municipal Bond Fund		May 1, 2015
Class A	0.80%
Class C	1.55%
Class Y	0.55%
Multi-Asset Allocation Fund		July 10, 2014
Class A	1.30%
Class C	2.05%
Class Y	1.05%
Equity Call Premium Fund		September 30, 2014
Class A	1.20%
Class C	1.95%
Class Y	0.95%

Gateway Fund		May 1, 2015
Class A	0.94%
Class C	1.70%
Class Y	0.70%

SUBADVISORY FEES

The investment advisory agreements between AlphaSimplex and the ASG Funds provide that AlphaSimplex may delegate its responsibilities thereunder to other parties. Pursuant to the subadvisory agreements, AlphaSimplex has delegated some of its portfolio management responsibilities of the Tactical U.S. Market Fund to NGAM Advisors, through its Active Investment division, which manages the equity portion of the Fund’s portfolio, and to Reich & Tang, which manages the portion of the Fund’s assets that are invested in money market and other short-term, high-quality securities. For the services described in the subadvisory agreements, Tactical U.S. Market Fund has agreed to pay NGAM Advisors and Reich & Tang a subadvisory fee at the annual rate of 0.10% and 0.05%, respectively, of the average daily net assets of the Fund that are allocated by AlphaSimplex to be managed by the Subadvisers, subject to a minimum annual subadvisory fee of $50,000 with respect to Reich & Tang.

Pursuant to separate subadvisory agreements, AlphaSimplex has delegated some of its portfolio management responsibilities of the Global Alternatives Fund, Global Macro Fund, and Managed Futures Strategy Fund to Reich & Tang, which manages the portion of the Funds’ assets that are invested in money market and other short-term, high-quality securities (the “Money Market Portion”). For the services described in the subadvisory agreements, Global Alternatives Fund, Global Macro Fund, and Managed Futures Strategy Fund have each agreed to pay Reich & Tang a subadvisory fee at the annual rate of 0.05% of the average daily net assets of the Funds that are allocated by AlphaSimplex to be managed by Reich & Tang, subject to a minimum annual subadvisory fee of $50,000 (other than assets of the Funds that are held in the Funds’ wholly-owned subsidiary and managed by Reich & Tang). In addition, pursuant to a separate subadvisory agreement, Global Alternatives Fund’s wholly-owned subsidiary has agreed to pay Reich & Tang a subadvisory fee at the annual rate of 0.05% of the subsidiary’s average daily net assets that are allocated by AlphaSimplex to be managed by Reich & Tang.

The investment advisory agreement between NGAM Advisors and the Intermediate Municipal Bond Fund provides that NGAM Advisors may delegate its responsibilities thereunder to other parties. Pursuant to a subadvisory agreement, NGAM Advisors has delegated its portfolio management responsibilities to McDonnell, which manages the investment and reinvestment of the assets of the Intermediate Municipal Bond Fund. For the services described in the subadvisory agreement, the Intermediate Municipal Bond Fund has agreed to pay McDonnell a subadvisory fee at the annual rate of 0.20% of the average daily net assets of the Intermediate Municipal Bond Fund.

Payment of Advisory and Subadvisory Fees

The following table shows the total advisory fees (including subadvisory fees) paid by each Fund for the last three fiscal years, as applicable:

GLOBAL ALTERNATIVES FUND

	Fiscal Year Ended 12/31/12		Fiscal Year Ended 12/31/13		Fiscal Year Ended 12/31/14
Total Advisory Fee	$16,248,422	[1]	$17,957,581	[1]	$32,048,055	[1]
AlphaSimplex
Fees	$15,607,108	[1]	$17,233,433	[1]	$30,733,747	[1]
Fees Reduced	$0		$0		$0
Total Paid	$15,607,108		$17,233,433		$30,733,747
Reich & Tang
Fees	$641,314		$724,148		$1,314,308
Fees Reduced	$0		$0		$0
Total Paid	$641,314		$724,148		$1,314,308

GLOBAL MACRO FUND

	Period 12/1/14[2] – 12/31/14
Total Advisory Fee	$26,005	[1]
AlphaSimplex
Fees	$21,973	[1]
Fees Reduced	$21,973
Total Paid	$0
Reich & Tang
Fees	$4,032
Fees Reduced	$0
Total Paid	$4,032	[3]

MANAGED FUTURES STRATEGY FUND

	Fiscal Year Ended 12/31/12		Fiscal Year Ended 12/31/13		Fiscal Year Ended 12/31/14
Total Advisory Fee	$10,075,585	[1]	$9,550,065	[1]	$13,764,746	[1]
AlphaSimplex
Fees	$9,727,875	[1]	$9,218,636	[1]	$13,286,765	[1]
Fees Reduced	$580,202		$424,066		$380,811
Total Paid	$9,147,673		$8,794,570		$12,905,954
Reich & Tang
Fees	$347,710		$331,429		$477,981
Fees Reduced	$0		$0		$0
Total Paid	$347,710		$331,429		$477,981

TACTICAL U.S. MARKET FUND

	Period 9/30/13[2] – 12/31/13		Fiscal Year Ended 12/31/14
Total Advisory Fee	$38,174		$356,808
AlphaSimplex
Fees	$23,489		$285,372
Fees Reduced	$23,489		$77,408
Total Paid	$0		$207,964
NGAM (AIA)
Fees	$2,185		$21,436
Fees Reduced	$0		$0
Total Paid	$2,185	[4]	$21,436
Reich & Tang
Fees	$12,500		$50,000
Fees Reduced	$0		$0
Total Paid	$12,500	[4]	$50,000

STRATEGIC ALPHA FUND

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Total Advisory Fee	$3,662,664	$7,806,931	$8,848,129
Fee Reduction	$0	$0	$0
Total Paid	$3,662,664	$7,806,931	$8,848,129

INTERMEDIATE MUNICIPAL BOND FUND

	Period 11/16/12[2] – 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Total Advisory Fee	$7,349	$78,518	$111,610
NGAM Advisors
Fees	$3,675	$39,259	$55,805
Fees Reduced	$372	$39,259	$55,805
Total Paid	$3,303	$0	$0
McDonnell
Fees	$3,674	$39,259	$55,805
Fees Reduced	$371	$39,259	$55,805
Total Paid	$3,303	$0	$0

MULTI-ASSET ALLOCATION FUND

Period 7/23/14[2] – 12/31/14
Total Advisory Fee	$183,705
Fee Reduction	$64,701
Total Paid	$119,004

EQUITY CALL PREMIUM FUND

Period 9/30/14[2] – 12/31/14
Total Advisory Fee	$20,243
Fee Reduction	$20,243
Total Paid	$0

GATEWAY FUND

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Total Advisory Fee	$39,133,340	$48,975,670	$51,288,047
Fee Reduction	$4,984,935	$6,064,970	$5,556,323
Total Paid	$34,148,405	$42,910,700	$45,731,724

[1]	Includes management fees of the Fund’s commodity subsidiary.
[2]	Commencement of operations.
[3]	In addition to waiving its advisory fee, AlphaSimplex reimbursed the Fund for subadvisory fees paid to Reich & Tang in the amount of $4,032 for the period December 1, 2014 to December 31, 2014.
[4]	In addition to waiving its advisory fee, AlphaSimplex reimbursed the Fund for subadvisory fees paid to Reich & Tang in the amount of $11,830 and NGAM Advisors in the amount of $2,068 for the period September 30, 2013 to December 31, 2013.

The table below shows the expenses of the Funds that were reimbursed for the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014.

Fund	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Global Alternatives Fund	$0	$13	$67
Global Macro Fund[1]	N/A	N/A	$51,937
Managed Futures Strategy Fund	$0	$0	$0
Tactical U.S. Market Fund[2]	N/A	$0	$0
Strategic Alpha Fund	$0	$18,694	$0
Intermediate Municipal Bond Fund[3]	$0	$18,117	$20,216
Multi-Asset Allocation Fund[4]	N/A	N/A	$0
Equity Call Premium Fund[5]	N/A	N/A	$60,438
Gateway Fund	$214,569	$217,986	$220,532

[1]	The Global Macro Fund commenced operations on December 1, 2014.
[2]	The Tactical U.S. Market Fund commenced operations on September 30, 2013.
[3]	The Intermediate Municipal Bond Fund commenced operations on November 16, 2012 but was not subject to an expense limitation agreement until December 31, 2012. Expenses reimbursed shown for the fiscal year ended December 31, 2012 are for December 31, 2012.
[4]	The Multi-Asset Allocation Fund commenced operations on July 23, 2014.
[5]	The Equity Call Premium Fund commenced operations on September 30, 2014.

The table below shows the advisory fees and/or other expenses of the Funds that were recovered by AlphaSimplex (in the case of Global Alternatives Fund) and Loomis Sayles (in the case of Strategic Alpha Fund) for the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014.

Fund	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Global Alternatives Fund	$85,091	$0	$0
Global Macro Fund[1]	N/A	N/A	$0
Managed Futures Strategy Fund	$0	$0	$0
Tactical U.S. Market Fund[2]	N/A	$0	$0
Strategic Alpha Fund	$0	$0	$0
Intermediate Municipal Bond Fund[3]	$0	$0	$0
Multi-Asset Allocation Fund[4]	N/A	N/A	$0
Equity Call Premium Fund[5]	N/A	N/A	$0
Gateway Fund	$0	$0	$0

[1]	The Global Macro Fund commenced operations on December 1, 2014.
[2]	The Tactical U.S. Market Fund commenced operations on September 30, 2013.
[3]	The Intermediate Municipal Bond Fund commenced operations on November 16, 2012 but was not subject to an expense limitation agreement until December 31, 2012. Expenses recovered shown for the fiscal year ended December 31, 2012 are for December 31, 2012.
[4]	The Multi-Asset Allocation Fund commenced operations on July 23, 2014.
[5]	The Equity Call Premium Fund commenced operations on September 30, 2014.

BROKERAGE COMMISSIONS

Set forth below are the amounts each Fund paid in brokerage commissions and the amount of brokerage transactions allocated to brokers providing research services during the last three fiscal years, as applicable.

For a description of how transactions in portfolio securities are effected and how the Funds’ Advisers or Subadvisers select brokers, see the section entitled “Portfolio Transactions and Brokerage” in this Statement.

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Global Alternatives Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$0	$0	$0
Brokerage Commissions
Total Brokerage Commissions Paid	$989,070	$677,358	$1,294,729
Commissions Paid to Brokers Providing Research Services	$0	$0	$0

			Period 12/1/14[1] – 12/31/14
Global Macro Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services			$0
Brokerage Commissions
Total Brokerage Commissions Paid			$1,067
Commissions Paid to Brokers Providing Research Services			$0

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Managed Futures Strategy Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$0	$0	$0
Brokerage Commissions
Total Brokerage Commissions Paid	$1,964,531	$1,771,889	$2,579,717
Commissions Paid to Brokers Providing Research Services	$0	$0	$0

		Period 9/30/13[1] – 12/31/13	Fiscal Year Ended 12/31/14
Tactical U.S. Market Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services		$0	$0
Brokerage Commissions
Total Brokerage Commissions Paid		$1,344	$16,407
Commissions Paid to Brokers Providing Research Services		$0	$0

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Strategic Alpha Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$21,017,979	$61,406,490	$69,574,044
Brokerage Commissions
Total Brokerage Commissions Paid	$157,522	$464,111	$433,633
Commissions Paid to Brokers Providing Research Services	$14,614	$28,327	$27,259

	Period 11/16/12[1] – 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Intermediate Municipal Bond Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$0	$0	$0
Brokerage Commissions
Total Brokerage Commissions Paid	$0	$0	$0
Commissions Paid to Brokers Providing Research Services	$0	$0	$0

			Period 7/23/14[1] – 12/31/14
Multi-Asset Allocation Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services			$0
Brokerage Commissions
Total Brokerage Commissions Paid			$13,403
Commissions Paid to Brokers Providing Research Services			$0

			Period 9/30/14[1] – 12/31/14
Equity Call Premium Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services			$0
Brokerage Commissions
Total Brokerage Commissions Paid			$8,359
Commissions Paid to Brokers Providing Research Services			$0

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
Gateway Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$942,795,152	$872,221,160	$0
Brokerage Commissions
Total Brokerage Commissions Paid	$3,950,471	$4,423,481	$5,155,718
Commissions Paid to Brokers Providing Research Services	$557,963	$404,593	$0

[1]	Commencement of operations.

For a description of how transactions in portfolio securities are effected and how each Adviser or Subadviser selects brokers, see the section “Portfolio Transactions and Brokerage.”

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Funds’ “Regular Broker-Dealers”1 (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ended December 31, 2014.

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker or Dealer (or its Parent) Held by Fund
Global Alternatives Fund	CIBC World Markets	$120,350,000
	State Street Bank and Trust Company	$89,094,316
	JP Morgan Chase Securities	$64,968,470

Global Macro Fund[2]	CIBC World Markets	$1,000,000
	Credit Suisse Securities (USA) LLC	$900,220
	JP Morgan Chase Securities	$899,345
	State Street Bank and Trust Company	$499,976

Managed Futures Strategy Fund	CIBC World Markets	$61,150,000
	State Street Bank and Trust Company	$49,996,880
	JP Morgan Chase Securities	$24,985,430
	Credit Suisse Securities (USA) LLC	$4,601,122

Tactical U.S. Market Fund	JP Morgan Chase Securities	$1,624,784
	CIBC World Markets	$1,300,000
	Credit Suisse Securities (USA) LLC	$1,000,217
	State Street Bank and Trust Company	$899,924
	Bank of America/Merrill Lynch	$441,829
	Citigroup Global Markets, Inc.	$393,217
	Bank of New York Mellon Corp. (The)	$179,563

Strategic Alpha Fund	Bank of America/Merrill Lynch	$62,227,494
	JP Morgan Chase Securities	$44,090,803
	Citigroup Global Markets, Inc.	$25,878,873
	Morgan Stanley & Co., Inc.	$17,394,737
	Goldman Sachs Group, Inc. (The)	$13,099,665
	Credit Suisse Securities (USA) LLC	$5,728,577
	Deutsche Bank Securities	$4,980,717
	Jefferies	$2,822,775

Intermediate Municipal Bond Fund	N/A	N/A

Multi-Asset Allocation Fund[3]	N/A	N/A

Equity Call Premium Fund[4]	Bank of America/Merrill Lynch	$223,196
	Citigroup Global Markets, Inc.	$202,425
	Morgan Stanley & Co., Inc.	$82,760
	Bank of New York Mellon Corp. (The)	$71,038

Gateway Fund	Bank of America/Merrill Lynch	$88,956,272
	Citigroup Global Markets, Inc.	$80,990,062
	Morgan Stanley & Co., Inc.	$34,710,131

[1]	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the ten brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.
[2]	The Global Macro Fund commenced operations on December 1, 2014.
[3]	The Multi-Asset Allocation Fund commenced operations on July 23, 2014.
[4]	The Equity Call Premium Fund commenced operations on September 30, 2014

SALES CHARGES AND DISTRIBUTION AND SERVICE (12b-1) FEES

As explained in this Statement, the Class A and Class C shares of each Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The following table shows the amounts of Rule 12b-1 fees paid by the Funds under the Plans during the last three fiscal years, as applicable. The anticipated benefits to the Funds of the Plans include the ability to attract and maintain assets. See “Distribution Agreements and Rule 12b-1 Plans” for more information.

	Fiscal Year Ended 12/31/12			Fiscal Year Ended 12/31/13		Fiscal Year Ended 12/31/14
Global Alternatives Fund (Class A) (Class C)	$ $	498,759 877,171		$ $	336,853 730,032	$ $	485,062 891,041

Global Macro Fund[1] (Class A) (Class C)		N/A N/A			N/A N/A	$ $	20 1

Managed Futures Strategy Fund (Class A) (Class C)	$ $	562,901 246,305		$ $	324,255 197,507	$ $	293,576 229,500

Tactical U.S. Market Fund[2] (Class A) (Class C)		N/A N/A		$ $	17 12	$ $	2,615 6,087

Strategic Alpha Fund (Class A) (Class C)	$ $	218,565 712,875		$ $	420,285 935,051	$ $	363,790 810,062

Intermediate Municipal Bond Fund[3] (Class A) (Class C)	$ $	0 0	[4] [4]	$ $	1,009 195	$ $	4,171 6,854

Multi-Asset Allocation Fund[5] (Class A) (Class C)		N/A N/A			N/A N/A	$ $	1 76

Equity Call Premium Fund[6] (Class A) (Class C)		N/A N/A			N/A N/A	$ $	35 2

Gateway Fund (Class A) (Class C)	$ $	5,364,222 2,771,948		$ $	5,449,668 3,059,022	$ $	5,513,317 3,440,307

[1]	The Global Macro Fund commenced operations on December 1, 2014.

[2]	The Tactical U.S. Market Fund commenced operations on September 30, 2013.
[3]	The Intermediate Municipal Bond Fund commenced operations on November 16, 2012 but did not accrue Rule 12b-1 fees until December 31, 2012. Rule 12b-1 fees shown for the fiscal year ended December 31, 2012 are for December 31, 2012.
[4]	Amount rounds to less than $1.
[5]	The Multi-Asset Allocation Fund commenced operations on July 23, 2014.
[6]	The Equity Call Premium Fund commenced operations on September 30, 2014.

During the fiscal year ended December 31, 2014, the Distributor used the Rule 12b-1 fees paid by the Funds under the Plans as follows:

Fund	Compensation to Broker-Dealers	Retained by Distributor[1]	Total
Global Alternatives Fund	$1,321,615	$54,488	$1,376,103
Global Macro Fund	$21	$0	$21
Managed Futures Strategy Fund	$523,076	$0	$523,076
Tactical U.S. Market Fund	$8,702	$0	$8,702
Strategic Alpha Fund	$1,101,540	$72,312	$1,173,852
Intermediate Municipal Bond Fund	$11,025	$0	$11,025
Multi-Asset Allocation Fund	$77	$0	$77
Equity Call Premium Fund	$37	$0	$37
Gateway Fund	$8,695,471	$258,153	$8,953,624

[1]	Distributor retains Rule 12b-1 fees on Class C shares for the first 12 months.

TRANSFER AGENCY EXPENSES

NGAM Advisors has given a binding contractual undertaking to the ASG Global Alternatives Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

OWNERSHIP OF FUND SHARES

As of April 1, 2015, to the Trusts’ knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.1

FUND	SHAREHOLDER	PERCENTAGE
Global Alternatives Fund
Class A	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246-6484	18.23%

	Pershing LLC Jersey City, NJ 07399-0001	17.95%

	Raymond James St. Petersburg, FL 33716-1100	15.98%

	TD Ameritrade Inc. Omaha, NE 68103-2226	5.92%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	5.59%

	LPL Financial San Diego, CA 92121-3091	5.48%

Class C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246-6484	40.90%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	16.27%

	UBS WM USA Jersey City, NJ 07310-2055	9.73%

	Raymond James St. Petersburg, FL 33716-1100	7.09%

	First Clearing LLC St. Louis, MO 63103-2523	6.96%

	Pershing LLC Jersey City, NJ 07399-0001	6.60%

	LPL Financial San Diego, CA 92121-3091	5.71%

Class N	The Valley Hospital Inc. Pension Fund Ridgewood, NJ 07450-2736	99.98%

Class Y	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	16.61%

	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246-6484	11.62%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	11.16%

Global Macro Fund[2]

Class A	LPL Financial San Diego, CA 92121-3091	80.27%

	NFS LLC Orlando, FL 32836-8840	6.21%

Class C	NFS LLC Pleasant Hill, CA 94523-3549	27.37%

	NFS LLC Mountain Brook, AL 35213-1820	24.60%

	NFS LLC Birmingham, AL 35244-2278	24.06%

	NFS LLC Hoover, AL 35226-4147	21.16%

Class Y	Natixis Global Asset Management, L.P. Boston, MA 02116-3368	95.80%

Managed Futures Strategy Fund[3]

Class A	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	29.76%

	LPL Financial San Diego, CA 92121-3091	23.55%

	Pershing LLC Jersey City, NJ 07399-0001	7.03%

	TD Ameritrade Inc. Omaha, NE 68103-2226	5.68%

Class C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246-6484	33.17%

	First Clearing LLC St. Louis, MO 63103-2523	24.78%

	UBS WM USA Jersey City, NJ 07310-2055	19.77%

Class Y	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	30.51%

	First Clearing LLC St. Louis, MO 63103-2523	18.60%

	LPL Financial San Diego, CA 92121-3091	7.45%

	UBS WM USA Jersey City, NJ 07310-2055	7.24%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	7.10%

Tactical U.S. Market Fund[4]

Class A	Pershing LLC Jersey City, NJ 07399-0001	38.05%

	LPL Financial San Diego, CA 92121-3091	21.66%

	Charles Schwab & Co. Inc. San Francisco, CA 94105-1905	21.22%

Class C	LPL Financial San Diego, CA 92121-3091	71.59%

	Pershing LLC Jersey City, NJ 07399-0001	11.15%

Class Y	LPL Financial San Diego, CA 92121-3091	67.01%

	Pershing LLC Jersey City, NJ 07399-0001	10.86%

Strategic Alpha Fund

Class A	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	20.40%

	Pershing LLC Jersey City, NJ 07399-0001	12.45%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	11.88%

	UBS WM USA Jersey City, NJ 07310-2055	10.71%

	Raymond James St. Petersburg, FL 33716-1100	6.86%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	6.78%

	LPL Financial San Diego, CA 92121-3091	6.54%

Class C	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	31.36%

	UBS WM USA Jersey City, NJ 07310-2055	15.88%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	15.54%

	First Clearing LLC St. Louis, MO 63103-2523	12.43%

	Raymond James St. Petersburg, FL 33716-1100	10.03%

Class Y	Band & Co. c/o Bank NA Milwaukee, WI 53201-1787	25.59%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	14.66%

	Raymond James St. Petersburg, FL 33716-1100	14.25%

	MAC & Co. Pittsburg, PA 15230-3198	8.36%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	5.66%

Intermediate Municipal Bond Fund[5,6]

Class A	UBS WM USA Jersey City, NJ 07310-2055	50.51%

	LPL Financial San Diego, CA 92121-3091	9.96%

	Jacob H. Krauss & Brigitte H. Krauss Langhorne, PA 19047-1168	8.95%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	8.89%

Class C	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	68.70%

	UBS WM USA Jersey City, NJ 07310-2055	26.30%

Class Y	Natixis Global Asset Management, L.P. Boston, MA 02116-3368	46.76%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	40.72%

	UBS WM USA Jersey City, NJ 07310-2055	5.13%

Multi-Asset Allocation Fund[7]

Class A	NFS LLC Birmingham, AL 35243-4864	64.99%

	NFS LLC Birmingham, AL 35243-4864	31.81%

Class C	NFS LLC Lenoir, NC 28645-7625	61.28%

	NFS LLC Hoover, AL 35226-4147	18.42%

	NFS LLC Mountain Brook, AL 35213-1820	18.03%

Class Y	Natixis Global Asset Management, L.P. Boston, MA 02116-3368	98.59%

Equity Call Premium Fund

Class A	LPL Financial San Diego, CA 92121-3091	97.88%

Class C	LPL Financial San Diego, CA 92121-3091	90.93%

	NGAM Advisors, L.P. Boston, MA 02116-3305	9.05%

Class Y	Gateway Investment Advisers LLC Cincinnati, OH 45202-4026	20.18%

	Charles Schwab & Co. Inc. San Francisco, CA 94105-1905	9.56%

	Natixis Global Asset Management, L.P. Boston, MA 02116-3368	7.92%

	NFS LLC Westlake Village, CA 91361-1853	7.75%

Gateway Fund[8]

Class A	Charles Schwab & Co. Inc. San Francisco, CA 94105-1905	18.11%

	Pershing LLC Jersey City, NJ 07399-0001	13.72%

	Raymond James St. Petersburg, FL 33716-1100	11.38%

Class C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246-6484	22.57%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	19.42%

	UBS WM USA Jersey City, NJ 07310-2055	11.45%

	Raymond James St. Petersburg, FL 33716-1100	10.43%

	First Clearing LLC St. Louis, MO 63103-2523	7.83%

	LPL Financial San Diego, CA 92121-3091	6.14%

Class Y	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	24.78%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	7.07%

	UBS WM USA Jersey City, NJ 07310-2055	6.06%

	Pershing LLC Jersey City, NJ 07399-0001	5.11%

[1]	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of the Funds, it may be deemed to “control” the Funds within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

[2]	As of April 1, 2015, Natixis Global Asset Management, L.P., Boston, MA 02116-3368, owned 94.02% of Global Marco Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Natixis Global Asset Management, L.P.
[3]	As of April 1, 2015, Charles Schwab & Co., Inc., San Francisco, CA 94104-4151, owned 29.63% of Managed Futures Strategy Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Co., Inc.
[4]	As of April 1, 2015, LPL Financial, San Diego, CA 92121-3091, owned 62.06% of Tactical U.S. Market Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than LPL Financial.
[5]	As of April 1, 2015, Merrill Lynch Pierce Fenner & Smith Inc., Jacksonville, FL 33246-6484, owned 39.77% of Intermediate Municipal Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Merrill Lynch Pierce Fenner & Smith Inc.
[6]	As of April 1, 2015, Natixis Global Asset Management, L.P., Boston, MA 02116-3368, owned 39.65% of Intermediate Municipal Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Natixis Global Asset Management, L.P.
[7]	As of April 1, 2015, Natixis Global Asset Management, L.P., Boston, MA 02116-3368, owned 98.45% of Multi-Asset Allocation Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Natixis Global Asset Management, L.P.
[8]	As of April 1, 2015, NFS LLC, Irwin, PA 15642-5630, owned 55.48% of Gateway Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than NFS LLC.

A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the Fund if the Fund is required to dispose of securities in order to fund the redemptions. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. When possible, a Fund’s Adviser or Subadviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

THE TRUSTS

Natixis Funds Trust II and Gateway Trust (each, a “Trust” and together, the “Trusts”) are each registered with the SEC as an open-end management investment company. Natixis Funds Trust II is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust (a “Declaration of Trust”) dated May 6, 1931, as last amended and restated on June 2, 2005, and consisted of a single fund (now the Natixis Oakmark Fund) until January 1989, when the Trust was reorganized as a “series” company as described in Section 18(f)(2) of the 1940 Act. Each series included in this Statement (with the exception of the Global Macro Fund, the Multi-Asset Allocation Fund, and the Strategic Alpha Fund) of the Trust is diversified. The name of the Natixis Funds Trust II has changed several times since its organization as noted below:

Name of Trust	Date
Investment Trust of Boston	May 1931 to November 1988
Investment Trust of Boston Funds	December 1988 to April 1992
TNE Funds Trust	April 1992 to March 1994
New England Funds Trust II	April 1994 to January 2000
Nvest Funds Trust II	January 2000 to April 2001
CDC Nvest Funds Trust II	May 2001 to April 2005
IXIS Advisor Funds Trust II	April 2005 to August 2007
Natixis Funds Trust II	August 2007 to present

The Gateway Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a “Declaration of Trust”) dated May 29, 2007, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. Gateway Trust has three series: the Equity Call Premium Fund, Gateway International Fund and the Gateway Fund. Each series of the Trust is diversified.

After the closing of the Reorganization, the Gateway Fund became the successor to the Gateway Predecessor Fund, which has had the prior names indicated below. The name of the Predecessor Trust changed several times since its organization in August 1977, as noted below:

Name of Fund	Date
Gateway Option Income Fund, Inc.	August 1977 to May 1986
Gateway Option Income Fund	May 1986 to February 1988
Gateway Option Index Fund	February 1988 until March 1990
Gateway Index Plus Fund	March 1990 to April 1998
Gateway Fund	April 1998 to present

The Predecessor Trust had one portfolio. Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become The Gateway Trust, an Ohio business trust, effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund. The Option Income Fund was later renamed the Gateway Fund. As of the close of business February 15, 2008, shareholders of the Gateway Predecessor Fund became shareholders of the Gateway Fund.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices that may be used by an Adviser or Subadviser in managing a Fund. Because of the Funds’ use of derivative instruments, the Funds are subject to many of the risks below indirectly through their derivative transactions as well as directly through investment in the actual securities themselves. For example, to the extent an ASG Fund enters into a futures contract on an equity index, the ASG Fund is subject to “equity securities” risk, and to the extent a Loomis Sayles Fund enters into an interest rate swap contract, the Loomis Sayles Fund is subject to “interest rate” risk.

Each Fund’s principal strategies are described in its Prospectus. This Statement describes some of the non-principal strategies the Funds may use, in addition to providing additional information, including related risks, about their principal strategies.

The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, instruments and practices for investment and unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectuses, in the section “Investment Restrictions” in this Statement or under applicable law, the Funds may engage in strategies and invest in securities and instruments in addition to those listed below. The Advisers or Subadvisers may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. A Fund is not required to engage in a particular transaction or invest in any security or instrument, even if to do so might benefit the Fund. Its Adviser or Subadviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The Advisers or Subadvisers may invest in any security that falls under the specific category, including securities that are not listed below. Reich & Tang will invest the Money Market Portion of the ASG Funds only in money market and similar short-term instruments. The Prospectuses and/or this Statement will be updated if the Funds begin to engage in investment practices that are not described in the Prospectuses and/or this Statement.

Adjustable-Rate Mortgage (“ARM”) Securities

Some Funds may invest in ARMs. An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Since the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. In addition, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage. See “Mortgage-Related Securities” for more information on the risks involved in ARMs.

Asset-Backed Securities

Some Funds may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Mortgage-backed securities are a type of asset-backed security. The securitization techniques used to develop mortgage securities are being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation (“CMO”) structure (described herein). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. In addition, the value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Adviser or Subadviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. Asset-backed securities involve risks similar to those described in the section “Mortgage-Related Securities.”

Some Funds may also gain exposure to asset-backed securities by entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on ABX, which are indices made up of tranches of asset-backed securities, each with different credit ratings. Utilizing ABX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying asset-backed securities. Credit default swaps and other derivative instruments related to asset-backed securities are subject to the risks associated with asset-backed securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments” below.

Some Funds may also invest in residual interests in asset-backed securities, which are interests in the excess cash flow remaining after the issuer makes required payments on the securities and pays related administrative expenses. The total amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rate on the securities, prevailing interest rates, the amount of administrative expenses and the actual performance of the underlying assets. Among other things, such performance is influenced by the amount and timing of losses incurred on the assets, and leasing and disposition activity of the asset manager.

Bank Loans, Loan Participations and Assignments

The ASG Funds and Strategic Alpha Fund may invest in bank loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers. Senior loans typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior loans can include term loans, revolving credit facility loans and second lien loans. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. These loans may not be rated investment grade by the rating agencies. Although secured loans are secured by collateral of the borrower, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower.

A Fund’s investments in loans are subject to credit risk and liquidity risk. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less public information available about them.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually (but often not limited to) banks. A Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. A Fund also may acquire a participation interest in another lender’s portion of the loan. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. Loans and loan participations may be transferable among financial institutions; however, they may not have the liquidity of conventional debt securities and because they may be subject to restrictions on resale, they are potentially illiquid. The purchase or sale of loans may require the consent of a third party or of the borrower, and although such consent is rarely withheld in practice, the consent requirement could delay a purchase or affect a Fund’s ability to dispose of its investments in loans in a timely fashion. Although the market for loans and loan participations has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent a Fund from selling these loans at their market values at a desirable time or price. To the extent a senior loan has been deemed illiquid, it will be subject to a Fund’s restrictions on investment in illiquid securities. When investing in a loan participation, a Fund typically will have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Funds. For example, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. Loans and other debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to pursue appropriate credit remedies against a borrower. In addition, holders of the loans, such as the Funds, may be required to indemnify the agent bank in certain circumstances.

In addition to investing in senior secured loans, a Fund may invest in other loans, such as second lien loans and other secured loans, as well as unsecured loans. Second lien loans and other secured loans are subject to the same risks associated with investment in senior loans and below investment grade bonds. However, such loans may rank lower in right of payment than senior secured loans, and are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Second lien loans and other secured loans are expected to have greater price volatility than more senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking loans, which would create greater credit risk exposure. Each of these risks may be increased in the case of unsecured loans, which are not backed by a security interest in any specific collateral.

Each Fund may also gain exposure to loan investments through the use of derivatives. See the section “Derivative Instruments.”

Collateralized Mortgage Obligations (“CMOs”)

The Strategic Alpha Fund and Multi-Asset Allocation Fund may invest in CMOs. CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. CMOs may be issued either by U.S. government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series, which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have a similar effect to the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities. CMOs involve risks similar to those described under “Mortgage-Related Securities” below.

Commodities – General

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related securities and other instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A Fund may invest in commodity-related securities and other instruments, such as structured notes, swap agreements, options, futures and options on futures that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, investments in commodity-linked instruments do not generally provide a claim on the underlying commodity. In addition, the ability of a Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable a Fund to maintain its status as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes” below for more information.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity-based investments. A highly liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments are also subject to credit and interest rate risks that in general affect the values of debt securities. A Fund may lose money on its commodity investments.

Commodities – Wholly-Owned Subsidiary

The Global Alternatives Fund, Global Macro Fund, and Managed Futures Strategy Fund have each established a wholly-owned non-U.S. subsidiary to gain indirect exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to RICs. The subsidiaries may invest principally in commodity-linked investments, including futures, options and possibly swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for each subsidiary’s derivatives positions. The subsidiaries must, however, comply with the Funds’ policies with respect to asset coverage of derivatives. See the section “Asset Segregation and Coverage” herein. By investing in such a subsidiary, the Global Alternatives Fund, Global Macro Fund, and Managed Futures Strategy Fund will be exposed to the risks associated with its subsidiary’s commodity-related investments.

Convertible Securities

The Funds may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Corporate Reorganizations

The Funds may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of an Adviser or Subadviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of an Adviser or Subadviser, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, investment adviser, any sub-advisers, administrator, transfer agent, and custodian), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. The Funds have developed processes and risk management systems designed to reduce the risks associated with cybersecurity. There is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cybersecurity defenses of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Debt-Linked and Equity-Linked Securities

The Strategic Alpha Fund may invest in debt-linked and equity-linked securities. The investment results of such instruments are intended to correspond generally to the performance of one or more specified equity or debt securities, or of a specific index or analogous “basket” of equity or debt securities. Therefore, investing in these instruments involves risks similar to the risks of investing in the underlying stocks or bonds directly. In addition, the Fund bears the risk that the issuer of an equity- or debt-linked security may default on its obligations under the instrument. Equity- and debt-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments as well as structured notes. See the sections “Derivative Instruments” and “Structured Notes” below. Like many derivatives and structured notes, equity- and debt-linked securities may be considered illiquid, potentially limiting the Fund’s ability to dispose of them.

Debt Securities

The Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage- and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund’s investments in debt securities will cause the Fund’s net asset value (“NAV”) to increase or decrease.

Depositary Receipts

Some Funds may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or U.S. corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk.

The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Because some Funds may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect those Funds than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Derivative Instruments

The Funds expect to use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indices and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions.” An Adviser or Subadviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that a Fund may use include (but are not limited to) futures contracts, warrants, structured notes, foreign currency transactions, credit default swaps, options contracts, swap transactions and forward currency contracts.

Transactions in certain derivatives are subject to clearance on a U.S. national clearinghouse and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. In addition, the U.S. government has enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, various agencies are in the process of promulgating rules under the Dodd-Frank Act and other legislation, and the ultimate impact of this legislation on the market remains unclear. The regulatory changes could, among other things, restrict the Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin requirements), and the Fund may be unable to execute its investment strategy as a result. Additionally, the new requirements may result in increased uncertainty about counterparty credit risk. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

Derivatives involve special risks, including counterparty risk, illiquidity, difficulties in valuation, leverage risk and, to the extent an Adviser’s or Subadviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. See the subsection “Additional Risks of Derivative Instruments.” The Funds’ derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce a Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. See the section “Additional Risks of Derivatives Investments” below for additional information about the risks relating to derivatives instruments.

Several types of derivative instruments in which a Fund may invest are described in more detail below. However, the Funds are not limited to investments in these instruments and may decide not to employ all of these strategies.

Asset Segregation and Coverage

Each Fund will segregate with its custodian or otherwise designate on its records liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. A Fund may segregate amounts in addition to the amounts described above. In certain circumstances, a Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., a Fund may cover a written put option with a purchased put option with the same or higher exercise price). Although a Fund’s Adviser or Subadviser will attempt to ensure that the Fund has sufficient liquid assets to cover its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. A Fund may modify its asset segregation policies from time to time.

Futures Contracts

Futures transactions involve a Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500® Index.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality/liquid securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” The gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs. Should the value of the assets in the margin account drop below the minimum amount required to be maintained, or “maintenance margin,” the Fund will be required to deposit additional assets to the account.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract.

Futures contract prices, and the prices of the related contracts in which the Fund may trade, can be highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in these markets, with the specific intention of influencing such prices. The effect of such intervention is often heightened by a group of governments acting in concert.

Furthermore, the margin deposits normally required in futures trading can permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. In addition, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. The inability to liquidate futures positions creates the possibility of a Fund being unable to control its losses. If a Fund were to borrow money to use for trading purposes, the effects of such leverage would be magnified. The rights of any lenders to a Fund to receive payments of interest or repayments of principal will be senior to those of the investors and the terms of any loan agreements may contain provisions that limit certain activities of a Fund. A Fund may also be unable to utilize all cash available to it if certain margin requirements cannot be netted across exchanges, or alternatively if financing is unavailable.

Commodity Futures Contracts

Some Funds may invest in commodity futures contracts. There are additional risks associated with transactions in commodity futures contracts including, but not limited to the following:

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may also change. Physical delivery of commodities can result in temporary illiquidity and the Fund may incur additional charges associated with the holding and safekeeping of any such commodities.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing positions and views of the participants in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the positions and views of the participants in futures markets have shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, a Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Speculative Position Limits. The CFTC and domestic exchanges have established speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular contracts and certain related swaps. The Adviser of the Multi-Asset Allocation Fund expects to be the manager for other accounts. Under current regulations, such other accounts are combined with the positions held by the Multi-Asset Allocation Fund under the Adviser’s management for position limit purposes. This trading could preclude additional trading in such contracts by the Adviser for the account of the Multi-Asset Allocation Fund.

Index Futures Contracts

In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500® Index. The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Options

Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire.

Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; a Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

Warrants and Rights

The Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Options on Foreign Currencies

The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, as described in the Prospectuses. In addition, options on foreign currencies may be used to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require a Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Options on Indices

The Funds may transact in options on indices (“index options”). Put and call index options are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss at expiration depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes an index call option, it receives a premium and undertakes the obligation that, prior to the expiration date (or, upon the expiration date for European-style options), the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the exercise settlement value of the relevant index is greater than the exercise price of the call. The manner of determining “exercise settlement value” for a particular option series is fixed by the options market on which the series is traded. S&P 500® Index options, for example, have a settlement value that is calculated using the opening sales price in the primary market of each component security on the last business day (usually a Friday) before the expiration date. The amount of cash is equal to the difference between the exercise settlement value of the index and the exercise price of the call times a specified multiple (“multiplier”). When a Fund buys an index call option, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys an index put option, it pays a premium and has the right, prior to the expiration date (or, upon the expiration date for European-style options), to collect, upon the Fund’s exercise of the put, an amount of cash equal to the difference between the exercise price of the option and the exercise settlement value of the index, times a multiplier, similar to that described above for calls, if the exercise settlement value is less than the exercise price. When a Fund writes an index put option, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the exercise settlement value of the index and exercise price times the multiplier, if the closing level is less than the exercise price.

Options on Futures

An option on a futures contract is the right, purchased for a certain price, to either buy or sell the underlying futures contract during a certain period of time for a fixed price. Options trading requires many of the same skills as does successful futures contract trading. However, since specific market movements of the underlying futures contract must be predicted accurately, the risks involved are somewhat different. For example, if a Fund buys an option (either to sell or buy a futures contract), the Fund will pay a “premium” representing the market value of the option. Unless the price of the futures contract underlying the option changes and it becomes profitable to exercise or offset the option before it expires, the Fund may lose the entire amount of the premium. Conversely, if a Fund sells an option (either to sell or buy a futures contract), the Fund will be credited with the premium but will have to deposit margin due to the Fund’s contingent liability to take or make delivery of the underlying futures contract in the event the option is exercised. The writing of an option involves the risk of losing the entire investment or substantially more than the entire investment, thereby causing significant losses to the client in a relatively short period of time. The ability to trade in or exercise options may be restricted in the event that trading in the underlying futures contract becomes restricted.

Exchange-Traded and Over-the-Counter Options

The Funds may purchase or write both exchange-traded and over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Index Warrants

The Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

Forward Contracts

As described in the section “Foreign Currency Transactions” below, the Funds may invest in forward contracts. Forward contracts are transactions involving a Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when an Adviser or Subadviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in a Fund’s investment portfolio. Forward contracts may also be used by a Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

Forward contracts are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Trading in forward contracts is generally unregulated. There is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund. Forward contracts are subject to many of the same risks as options, warrants and futures contracts described above. As described in the section “Foreign Currency Transactions” below, forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Funds may incur costs in connection with conversions between various currencies, and the Funds will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Additionally, in its forward trading, the Funds are subject to the risk of the bankruptcy of, or the inability or refusal to perform with respect to its forward contracts by, the principals with which the Funds trade. Funds on deposit with such principals are generally not protected by the same segregation requirements imposed on CFTC regulated commodity brokers in respect of customer funds on deposit with them. A Fund may place forward trades through agents, so that the insolvency or bankruptcy of such agents could also subject the Fund to the risk of loss.

Swap Transactions

Some Funds may enter into a variety of swap agreements, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. Depending on the structure of the swap agreement, a Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to manage duration, to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed-upon basis for calculating the payments that the parties agree to exchange, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”) require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Credit Default Swaps

Some Funds may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or, a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

A Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause a Fund to incur more losses.

Swap Execution Facilities

Certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

Counterparty Risk

The Funds will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, they deal, whether they engage in exchange traded or off-exchange transactions. Transactions entered into by the Funds may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. There can be no assurance that a failure by any such entity will not lead to a loss to a Fund. To the extent a Fund engages in cleared derivatives transactions, it will be subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. If a Fund engages in cleared futures transactions, it will also be exposed to the credit risk of its futures commission merchant (“FCM”). If a Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, a Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds on deposit with such FCM and owing to them. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, a Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

The Funds may also engage in bilateral derivative transactions, which are not centrally cleared. Because bilateral derivative transactions are traded between counterparties based on contractual relationships, the Funds are subject to the risk that a counterparty will not perform its obligations under the related contracts. There can be no assurance that a counterparty will not default and that a Fund will not sustain a loss on a transaction as a result. In situations where a Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, a Fund’s collateral may be subject to conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Funds are subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which a Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Loan Based Derivatives

The Strategic Alpha Fund and Multi-Asset Allocation Fund may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. The Funds can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which the Funds are exposed, such investments entail additional risks, such as those discussed below, that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.

Investment Pools of Swap Contracts

In addition, the Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swap contracts and related underlying securities or securities loan agreements whose performance corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” below. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are deemed liquid under the Funds’ policies, subject to a Fund’s restrictions on investments in illiquid securities.

Contracts for Differences

The Strategic Alpha Fund and Multi-Asset Allocation Fund may enter into contracts for differences. “Contracts for differences” are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. The Funds may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. The Funds may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.

Interest Rate Caps, Floors and Collars

The Strategic Alpha Fund and Multi-Asset Allocation Fund may use interest rate caps, floors and collars for the same purposes or similar purposes as for which they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are generally individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.

Hybrid Instruments

Some Funds may invest in hybrid instruments. A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities. For more information, see the sections “Commodities” and “Structured Notes.”

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Strategic Alpha Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Hedging

The Multi-Asset Allocation Fund’s investment strategy may involve hedging certain risks, such as market risk, interest rate risk, and currency risk through the use of various derivative instruments. It is generally not possible to eliminate all risk of adverse market movement. Suitable hedging transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to risks when that would be beneficial. The use of hedging instruments may enable the Fund to increase its profits from favorable market price movements and diminish its exposure to market volatility. However, any reduction or increase in the hedge from the theoretical neutral hedge also increases the exposure of the Fund to adverse market price movements, and at times could present material risk to the capital of the Fund.

Short Exposure Risk

A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which a Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment such as a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that a Fund will be able to cover its short positions. For example, an uncovered call writer’s loss is potentially unlimited.

Additional Risks of Derivative Instruments

As described in the Prospectuses, the Funds intend to use derivative instruments, including several of the instruments described above, as part of their investment practices as well as for risk management purposes. Although an Adviser or Subadviser may seek to use these transactions to achieve a Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. Any or all of these investment techniques may be used at any time. The ability of a Fund to utilize these derivative instruments successfully will depend on its Adviser’s or Subadviser’s ability to predict pertinent market movements, which cannot be assured. Furthermore, a Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s NAV. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Use of derivatives for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. A short exposure through a derivative may present additional risks. If the value of the asset, asset class or index on which a Fund has obtained a short exposure increases, the Fund will incur a loss. Moreover, the potential loss from a short exposure is theoretically unlimited.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of an Adviser or Subadviser to forecast interest rates and other economic factors correctly. If an Adviser or Subadviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. If an Adviser or Subadviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, a Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. To the extent that a Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of other securities, changes in the value of those other securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class. A Fund may invest in derivative instruments linked to the returns of one or more hedge funds or groups of hedge funds. To the extent that a Fund invests in such instruments, in addition to the risks associated with investments in derivative instruments generally, a Fund will be subject to the risks associated with investments in hedge funds.

The use of derivative instruments, including, but not limited to, the futures contracts, options and warrants, forward currency contracts and swap transactions described above, involves risks in addition to those described above or in the Prospectuses. Although the Adviser or Subadviser may seek to use these transactions to achieve a Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. A Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that a Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, a Fund may purchase or sell futures contracts in a smaller dollar amount than the hedged securities if the volatility of the price of hedged securities is historically less than that of the futures contracts. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g., short positions in which a Fund does not hold the instrument to which the short position relates), the potential risk of loss to a Fund is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the derivatives markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in derivatives because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, derivatives market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by a Fund from its options activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by a Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of a Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in a Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of a Fund’s investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.

The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as a Fund would otherwise wish to do.

The successful use of derivatives will usually depend on the Adviser’s or Subadviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, a Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Furthermore, a Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s NAV. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent a Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

In the case of options that are not traded on an exchange (OTC options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The derivatives markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, derivatives that are traded on foreign exchanges may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, may be subject to less detailed reporting requirements, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See the section “Foreign Securities” below.

Forward contracts are subject to many of the same risks as options, warrants and futures contracts described above. As described in the section “Foreign Currency Transactions” below, forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies, and a Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend, or between the time when a Fund accrues and pays an operating expense in U.S. dollars.

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act has and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

Additional Risk Factors in Cleared Derivatives Transactions

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In a cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser or Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Funds and the clearing members is developed by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Funds in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Funds’ clearing member, and the documentation typically does not give the Funds any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements will expose the Funds to new kinds of risks and costs.

Other Derivatives; Future Developments

The above discussion relates to the Funds’ proposed use of certain types of derivatives currently available. However, the Funds are not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Funds may use derivatives not currently available or widely in use.

The ASG Funds (except Tactical U.S. Market Fund), the Strategic Alpha Fund and Multi-Asset Allocation Fund are registered as commodity pools (the “Pools”) under the Commodity Exchange Act (the “CEA”) and AlphaSimplex,

Loomis Sayles, and Natixis AM US are commodity pool operators (the “CPOs”) under the CEA with respect to the Pools. The CPOs and the Pools are subject to dual regulation by the SEC and CFTC. Compliance with the CFTC’s new regulatory requirements could increase the Pools’ expenses, adversely affecting the Pools’ total return. Each Pool and each CPO continues to analyze the effect that these rules, including the CFTC’s recent harmonization of overlapping disclosure, reporting and recordkeeping requirements, may have on the Pools.

As of the date of this Statement, the Adviser to each of the Tactical U.S. Market Fund, Equity Call Premium Fund, Gateway Fund and Intermediate Municipal Bond Fund (the “Excluded Funds”) has claimed an exclusion from the definition of “commodity pool operator” under the CEA with respect to the Excluded Funds pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC with respect to its operation of each Excluded Fund. Accordingly, the Adviser (with respect to the Excluded Funds) is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Excluded Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that an Excluded Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the relevant Adviser may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to that Fund. An Adviser’s eligibility to claim the exclusion with respect to an Excluded Fund will be based upon, among other things, the level and scope of such Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Excluded Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by its Adviser’s intention to operate the Excluded Fund in a manner that would permit that Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event an Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to an Excluded Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries whose economies or securities markets are not yet highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance; (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures and (vi) risks associated with the imposition of sanctions by the U.S. government. A Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Fund, its Adviser or Subadviser and their affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund’s performance and may adversely affect the liquidity of a Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

In determining whether to invest in securities of foreign issuers, an Adviser may consider the likely effects of foreign taxes on the net yield available to a Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.

Equity Securities

The Funds may invest in equity securities. Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, real estate investment trusts (“REITs”) or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a fund that invests in equity securities may decrease, potentially by a significant amount. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See the section “Market Capitalizations.” A Fund’s investments may include securities traded OTC as well as those traded on a securities exchange. Some securities, particularly OTC securities, may be more difficult to sell under some market conditions.

Some Funds may invest in growth stocks and value stocks. Growth stocks are those of companies that an Adviser or Subadviser believes have earnings that will grow faster than the economy as a whole. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If an Adviser’s or Subadviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser or Subadviser has placed on it.

Value stocks are those of companies that are not expected to experience significant earnings growth, but that an Adviser or Subadviser believes are undervalued compared to their true worth. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If an Adviser’s or Subadviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the Adviser or Subadviser has placed on it.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Exchange-Traded Notes

The Tactical U.S. Market Fund may invest in exchange-traded notes (“ETNs”). ETNs are generally unsecured debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (the “NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, adjusted to reflect the performance of the relevant benchmark or strategy factor(s). ETNs generally do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, notwithstanding the performance of the underlying market benchmark or strategy. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying benchmark or strategy. When the Tactical U.S. Market Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The Tactical U.S. Market Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

The market price and return of the ETN may not correspond with that of the underlying benchmark or strategy. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities or other components underlying the market benchmark or strategy that the ETN seeks to track. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

The returns of some ETNs may be leveraged. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. ETNs can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at an advantageous price. ETNs are also subject to tax risk. No assurance can be given that the U.S. Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Tactical U.S. Market Fund characterizes and treats ETNs for tax purposes. The IRS has indicated that the tax treatment of income and gains from ETNs remains an open project, and has yet to provide determinative guidance in this area; legislation in this area has also been proposed.

Fixed-Income Securities

The Funds may invest in fixed-income securities. Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The NAV of a Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment Grade Fixed-Income Securities. To be considered investment grade quality, at least one of the three major rating agencies (Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”)) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, an Adviser or Subadviser must have determined it to be of comparable quality.

Below Investment Grade Fixed-Income Securities. Below investment grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment grade quality. To be considered below investment grade quality, none of the three major rating agencies (Fitch, Moody’s and S&P) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, an Adviser or Subadviser must have determined it to be of comparable quality.

Below investment grade fixed-income securities are subject to greater credit risk and market risk than higher-quality fixed-income securities. Below investment grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in below investment grade fixed-income securities, a Fund’s achievement of its objective may be more dependent on its Adviser’s or Subadviser’s own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below investment grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below investment grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below investment grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various ratings categories, see Appendix A. A Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if its Adviser or Subadviser believes it would be advantageous to do so.

Foreign Currency Transactions

Some Funds may engage in foreign currency transactions for both hedging and investment purposes. Foreign securities in a Fund’s portfolio may be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange.

If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”), as described in the section “Derivative Instruments.”

Forward contracts are subject to many of the same risks as derivatives described in the section “Derivative Instruments.” Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

An Adviser or Subadviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by a Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which a Fund may engage involve risks similar to those described in the section “Derivative Instruments.”

A Fund’s use of currency transactions may be limited by tax considerations. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and may affect the timing or amount of distributions to shareholders.

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described in the section “Foreign Securities.” Because a Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region.

Foreign Securities

Some Funds may invest in foreign securities. Foreign securities may include, among other things, securities of issuers organized or headquartered outside the U.S. as well as obligations of supranational entities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets, as described more fully in the section “Emerging Markets.” The non-U.S. securities in which a Fund may invest, all or a portion of which may be non-U.S. dollar-denominated, may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds;” (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; (e) non-U.S. dollar-denominated securities of U.S. corporate issuers and (f) equity securities issued by foreign corporations or other business organizations.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The recent global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in deeper and/or longer financial downturns among the eurozone nations. Recent events in the eurozone have called into question the long-term viability of the euro as a shared currency among the eurozone nations. Moreover, strict fiscal and monetary controls imposed by the European Economic and Monetary Union as well as any other requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including any discontinuation of the euro as the shared currency among the eurozone nations or the implementation of capital controls or the restructuring of financial institutions, a Fund’s euro-denominated investments may become difficult to value, a Fund may be unable to dispose of investments or repatriate investment proceeds, a Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of the Fund’s euro-denominated investments may decline significantly and unpredictably.
Although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. Compliance with foreign tax law may reduce a Fund’s net income available for distribution to shareholders.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. The Funds’ securities may change in price on days on which the U.S. markets are closed and the Funds do not calculate their NAVs or sell or redeem their shares. For more information on how the Funds use fair value pricing, see the section “Net Asset Value.”

Foreign withholding or other taxes imposed on a Fund’s investments in foreign securities will reduce the Fund’s return on those securities. The Funds do not expect to be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. See the section “Taxes.”

Some Funds may invest in certain securities that are denominated and traded in the euro, the official currency of the eurozone. The recent global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in deeper and/or longer financial downturns among eurozone nations. Recent events in the eurozone have called into question the long-term viability of the euro as a shared currency among the eurozone nations. Moreover, strict fiscal and monetary controls imposed by the European Economic and Monetary Union as well as any other requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including any discontinuation of the euro as the shared currency among the eurozone nations, or the implementation of capital controls or the restructuring of financial institutions, a Fund’s euro-denominated investments may become difficult to value, a Fund may be unable to dispose of investments or repatriate investment proceeds, a Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of a Fund’s euro-denominated investments may decline significantly and unpredictably.

Funding Agreements

The Strategic Alpha Fund may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments described elsewhere in this Statement, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.

Illiquid Securities

Some Funds may purchase illiquid securities. Illiquid securities are those that are not readily resalable. Securities whose disposition is restricted by federal securities laws may be considered illiquid. Securities generally will be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund has valued the securities. Investment in illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless an Adviser or Subadviser has determined, under guidelines established by the Board, that the particular issue is liquid. See the section “Rule 144A Securities and Section 4(2) Commercial Paper” for additional information on these instruments.

Inflation-Linked and Inflation-Indexed Securities

The Funds may invest in inflation-linked securities. Inflation-linked securities are fixed-income securities the principal values of which are adjusted periodically according to the rate of inflation. The principal amount of these securities increases with increases in the price index used as a reference value for the securities. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-linked securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period in which the Fund holds inflation-linked securities, the Fund may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

A Fund’s investments in inflation-indexed securities can cause the Fund to accrue income for U.S. federal income tax purposes without a corresponding receipt of cash; and the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for eligibility to be treated as a RIC under the Code.

Initial Public Offerings

Some Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. A Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund’s investment in IPO securities may have a significant impact on a Fund’s performance and may result in significant capital gains.

Investment Companies

Some of the Funds may invest in other investment companies. Investment companies, including exchange-traded funds (“ETFs”) such as “iShares,” “SPDRs” and “Vanguard ETFs®,” are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. In other circumstances, the market value of an investment company’s shares may be less than the NAV per share of the investment company. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s Adviser or Subadviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Exchange-Traded Funds. Some of the Funds may invest in shares of ETFs. An ETF is an investment company that is generally registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. The index may be actively managed. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. ETFs sometimes also refer to entities that are not registered under the 1940 Act that invest directly in commodities or other assets (e.g., gold bullion). Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Limitations on Investments in Other Investment Companies. Some of the Funds’ investments in other investment companies are typically subject to limitations prescribed by the 1940 Act. The 1940 Act limitations currently provide, in part, that, unless an exception applies, a Fund may not purchase shares of an investment company if such a purchase would cause the Fund (a) to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) to have more than 5% of its total assets invested in the aggregate in the investment company; or (c) to have more than 10% of its total assets invested in the aggregate in all investment companies. Investments by a Fund may exceed these limitations, however, if permitted by applicable exemptive relief; for example, the Fund may invest in excess of the foregoing limitations in an unaffiliated ETF if the ETF has obtained exemptive relief from the Securities and Exchange Commission and both the ETF and the Fund adhere to the conditions in the exemptive relief.

Investments in Banks

The Funds may invest in certificates of deposit (certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time), time deposits (non-negotiable deposits maintained in a bank for a specified period of time up to seven days at a stated interest rate), bankers’ acceptances (credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer) and other securities and instruments issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. Banks are also expected to serve as counterparties on some of a Fund’s derivative contracts.

Investments by the Money Market Portion of the ASG Funds in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks generally will be limited to banks having total assets in excess of $1 billion or the equivalent in other currencies. Investments by the Money Market Portion of the ASG Funds in obligations of domestic and foreign branches of foreign banks generally will be limited to dollar-denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets. The Money Market Portion of the ASG Funds will only invest in either securities which have been rated (or whose issuers have been rated) in the two highest short-term rating categories by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by Reich & Tang to be of comparable quality. The total assets of a bank will not be the sole factor determining Reich & Tang’s investment decisions.

A Fund also may purchase U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks (“Eurodollar” obligations) and domestic branches of foreign banks (“Yankee dollar” obligations).

Eurodollar and other foreign obligations involve special investment risks, including the possibility that (i) liquidity could be impaired because of future political and economic developments, (ii) the obligations may be less marketable than comparable domestic obligations of domestic issuers, (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, (iv) deposits may be seized or nationalized, (v) foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations, (vi) the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, (vii) there may be difficulties in enforcing a judgment against a foreign issuer, or (viii) the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. government agencies or instrumentalities.

The restrictions in this section will not apply to any investments that are not part of the portion of ASG Funds managed by Reich & Tang. For example, these restrictions will not limit which banks may serve as counterparties for a Fund’s derivative instruments.

Market Capitalizations

The Funds may invest in companies with small, medium or large market capitalizations. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Middle market capitalization companies are generally medium-sized companies that are not as established as large capitalization companies, may be more volatile and are subject to many of the same risks as smaller capitalization companies. Some Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. To the extent that a Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than broad market averages.

Money Market Instruments

Each Fund may invest in money market instruments and, as described in the Prospectuses, the ASG Funds will each invest a substantial portion of their assets in money market instruments. Money market instruments are high-quality, short-term securities. The Funds may invest in instruments of lesser quality and do not have any minimum credit quality restriction. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which may be purchased by some Funds for defensive purposes. A Fund’s money market investments may be issued by U.S. banks, foreign banks (including their U.S. branches) or foreign branches and subsidiaries of U.S. banks. Obligations of foreign banks may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage) and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Obligations of such branches or banks will be purchased only when the Adviser or Subadviser believes the risks are minimal. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

The Funds may invest in U.S. government securities that include all securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities (“U.S. government securities”). Some U.S. government securities are backed by the full faith and credit of the United States. U.S. government securities that are not backed by the full faith and credit of the United States are considered riskier than those that are.

The ASG Funds expect that the assets invested by Reich & Tang will be invested principally in short-term money market obligations with maturities of 397 days or less, including bank certificates of deposit, time deposits, bankers’ acceptances, high-quality commercial paper, loan participation interests, securities issued or guaranteed by the U.S. government, state agencies or instrumentalities, and repurchase agreements calling for resale in 397 days or less backed by the foregoing securities. The maturities of variable rate demand instruments held in a Fund’s portfolio will be deemed to be the longer of the period required before a Fund is entitled to receive payment of the principal amount of the instrument through demand, and the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities. A Fund’s money market investments at the time of purchase (other than U.S. government securities (defined below) and repurchase agreements relating thereto) generally will be rated at the time of purchase in the two highest short-term rating categories as rated by a major credit agency or, if unrated, will be of comparable quality as determined by the Fund’s Adviser or Subadviser. The ASG Funds, consistent with their investment objectives, attempt to maximize yields by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. These Funds may also seek to take advantage of what are believed to be temporary disparities in the yields of the different segments or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by a Fund, may result in frequent changes in the portfolio composition of a Fund. There are usually no brokerage commissions paid by a Fund in connection with the purchase of money market instruments. See the sections “Portfolio Transactions and Brokerage” and “Investment Restrictions.”

Although the ASG Funds will usually invest a substantial portion of their assets in money market instruments and the other Funds may also invest in money market instruments, they are not money market funds and therefore are not subject to the portfolio quality, maturity and NAV requirements applicable to money market funds. The Funds will not seek to maintain a stable NAV. The Funds also will not be required to comply with the rating restrictions applicable to money market funds, and will not necessarily sell an investment in cases where a security’s rating has been downgraded.

Considerations of liquidity, safety and preservation of capital may preclude a Fund from investing in money market instruments paying the highest available yield at a particular time. In addition, a Fund’s ability to trade money market securities may be constrained by the collateral and asset coverage requirements related to the Fund’s other investments. As a result, the Fund may need to buy or sell money market instruments at inopportune times. In addition, even though money market instruments are generally considered to be high-quality and a low-risk investment, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities. In addition, during the recent global financial downturn, many money market instruments that were thought to be highly liquid became illiquid. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

Mortgage Dollar Rolls

The Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage-Related Securities

The Funds may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments will tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of a Fund by increasing the average life of the Fund’s portfolio securities.

The value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of an Adviser or Subadviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories, less documentation or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. Securities issued by the GNMA and the FNMA and similar issuers also may be exposed to risks described under “U.S. Government Securities.”

A Fund also may gain exposure to mortgage-related securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on CMBX, which are indices made up of tranches of commercial mortgage-backed securities, each with different credit ratings. Utilizing CMBX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying mortgage-backed securities. Credit default swaps and other derivative instruments related to mortgage-related securities are subject to the risks associated with mortgage-related securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments” above.

Municipal Obligations

Some Funds may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The Intermediate Municipal Bond Fund expects to be eligible to pay “exempt-interest dividends.” See “Taxes” below. Any other Fund’s distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds are revenue bonds that are issued by municipalities and other public authorities to finance development of industrial or other facilities for use by private enterprise. The private enterprise (and/or any guarantor) pays the principal and interest on the bond; the user does not pledge its faith, credit and taxing power for repayment. The credit and quality of private activity bonds are usually tied to the credit of the corporate user of the facilities. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Other types of municipal securities include short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Some longer-term municipal bonds allow an investor to “put” or sell the security at a specified time and price to the issuer or other “put provider.” If a put provider fails to honor its commitment to purchase the security, the Fund may have to treat the security’s final maturity as its effective maturity, potentially increasing the volatility of the Fund.

The Intermediate Municipal Bond Fund may invest in municipal lease obligations. Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

A fund that invests in the municipal bond market is subject to certain risks. The amount of public information available about the municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of its Adviser or Subadviser. Recent events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal bonds. The secondary market for municipal bonds, particularly the lower-rated bonds, also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. Reduced liquidity in the secondary market for municipal bonds may have an adverse impact on the market price of such bonds and on the Fund’s ability to sell such bonds in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. Local and national market forces–such as declines in real estate prices and general business activity–may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations. The recent economic downturn and budgetary constraints have made municipal bonds more susceptible to downgrade, default and bankruptcy. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. In addition, difficulties in the municipal bond markets could result in increased liquidity risk, volatility risk and credit risk, and a decrease in the number of municipal bond investment opportunities. The perceived increased likelihood of default among issuers of municipal bonds has resulted in reduced liquidity, increased price volatility and credit downgrades of issuers of municipal bonds. Adverse developments in the municipal bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in municipal bonds.

The value of municipal bonds may also be affected by uncertainties involving the taxation of municipal bonds or the rights of municipal bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds are introduced before Congress from time to time. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. These legal uncertainties could affect the municipal bond market as a whole, certain specific sectors of the market, or the credit rating of particular securities.

Pay-in-Kind Securities

The Multi-Asset Allocation Fund and Strategic Alpha Fund may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, such Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Preferred Stock

Some Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Private Placements

The Funds may invest in securities that are purchased in private placements. While private placements may offer opportunities for investment that are not otherwise available on the open market, these securities may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when its Adviser or Subadviser believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available for these securities. The judgment of an Adviser or Subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

A Fund may be deemed to be an underwriter for purposes of the Securities Act when reselling privately-issued securities to the public. As such, a Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

The Multi-Asset Allocation Fund may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Fund, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. In addition, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

REITs

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs, the underlying assets of which are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in a Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes, or may require a Fund to accrue and distribute income not yet received. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Real Estate Securities

The Funds may invest in securities of companies in the real estate industry, including REITs, and are, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction, management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Repurchase Agreements

The Funds may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a Fund. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. A Fund does not have percentage limitations on how much of its total assets may be invested in repurchase agreements. In addition to using repurchase agreements as a principal investment strategy in connection with the portion of the ASG Funds managed by Reich & Tang, a Fund may also use repurchase agreements for cash management and temporary defensive purposes. A Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the Adviser or Subadviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

Reverse Repurchase Agreements and Other Borrowings

The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. Reverse repurchase agreements are economically similar to secured borrowings by a Fund.

Rule 144A Securities and Section 4(2) Commercial Paper

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. As noted above, Rule 144A securities and Section 4(2) commercial paper are treated as illiquid unless an Adviser or Subadviser has determined, under guidelines established by the Board, that the particular issue is liquid. Under the guidelines, an Adviser or Subadviser considers such factors as: (1) the frequency of the trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Securities Lending

The Intermediate Municipal Bond Fund, the Multi-Asset Allocation Fund and the Strategic Alpha Fund may lend their portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with a Fund’s custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Fund will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements, a Fund may receive a set fee for keeping its securities available for lending. Any voting rights or rights to consent relating to securities loaned pass to the borrower. However, if a material event (as determined by an Adviser or Subadviser) affecting the investment occurs, a Fund may seek to recall the securities so that the securities may be voted by a Fund, although the Adviser or Subadviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. A Fund pays various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Board or persons acting pursuant to the direction of the Board.

These transactions must be fully collateralized at all times, but involve some credit risk to a Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and a Fund is delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of a Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at a Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, a Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Senior Loans, Loan Participations and Assignments

The Multi-Asset Allocation Fund may invest in senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers. Senior loans typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior loans can include term loans, revolving credit facility loans and second lien loans. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. These loans may not be rated investment-grade by the rating agencies. Although secured loans are secured by collateral of the borrower, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower.

The Multi-Asset Allocation Fund’s investments in loans are subject to credit risk and liquidity risk. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. The interest rates on many senior loans reset frequently, and thus senior loans are subject to interest rate risk. Most senior loans are not traded on any national securities exchange. Senior loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually including (but often not limited to) banks. The Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The Fund also may acquire a participation interest in another lender’s portion of the loan. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. Loans and loan participations may be transferable among financial institutions; however, they may not have the liquidity of conventional debt securities and because they may be subject to restrictions on resale, they are potentially illiquid. The purchase or sale of loans may require the consent of a third party or of the borrower, and although such consent is rarely withheld in practice, the consent requirement could delay a purchase or affect the Fund’s ability to dispose of its investments in loans in a timely fashion. Although the market for loans and loan participations has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the Fund from selling these loans at their market values at a desirable time or price. To the extent a senior loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. When investing in a loan participation, the Fund typically will have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, the Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Loans and other debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to pursue appropriate credit remedies against a borrower. In addition, holders of the loans, such as the Fund, may be required to indemnify the agent bank in certain circumstances.

In addition to investing in senior secured loans, the Fund may invest in other loans, such as second lien loans and other secured loans, as well as unsecured loans. Second lien loans and other secured loans are subject to the same risks associated with investment in senior loans and below investment-grade bonds. However, such loans may rank lower in right of payment than senior secured loans, and are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Second lien loans and other secured loans are expected to have greater price volatility than more senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking loans, which would create greater credit risk exposure. Each of these risks may be increased in the case of unsecured loans, which are not backed by a security interest in any specific collateral.

The Fund may also gain exposure to loan investments through the use of derivatives. See the section “Derivative Instruments.”

Short Sales

Some Funds may enter into short sales of securities. To sell a security short, a Fund must borrow that security from a lender, such as a prime broker, and deliver it to the short sale counterparty. If a Fund is unable to borrow the security it wishes to sell short at an advantageous time or price, the Fund’s ability to pursue its short sale strategy may be adversely affected. When closing out a short position, a Fund will have to purchase the security it originally sold short. A Fund will realize a profit from closing out a short position if the price of the security sold short has declined since the short position was opened; the Fund will realize a loss from closing out a short position if the value of the shorted security has risen since the short position was opened. Because there is no upper limit on the price to which a security can rise, short selling exposes a Fund to potentially unlimited losses if it does not hold the security sold short.

While short sales can be used to further the Funds’ investment objective, under certain market conditions, they can increase the volatility of a Fund and decrease the liquidity of the Fund. Under adverse market conditions, a Fund may have difficulty purchasing the securities required to meet its short sale delivery obligations, and may have to sell portfolio securities at a disadvantageous time or price to raise the funds necessary to meet its short sale obligations. If a request to return the borrowed securities occurs at a time when other short sellers of those same securities are receiving similar requests, a “short squeeze” can occur, and a Fund may be forced to replace the borrowed securities with purchases on the open market at a disadvantageous time, potentially at a cost that significantly exceeds the short sale proceeds originally received in selling the securities short. It is possible that the value of the Funds’ long positions will decrease at the same time that the value of its short positions increases, which could increase losses to the Fund.

The Funds intend to cover their short sale transactions either by segregating or earmarking liquid assets, such that the segregated/earmarked amount, combined with any amount deposited with a broker as margin, equals the current market value of the securities underlying the short sale or by purchasing the securities underlying the short sale transaction or call options on those securities with a strike price no higher than the price at which the security was sold. Ordinarily, a Fund will incur a fee or pay a premium to borrow securities, may also be required to pay interest and other charges, and will have to repay the lender any dividends or interest that accrue on the security while the loan is outstanding. The amount of the premium, dividends, interest and other expenses a Fund pays in connection with the short sale will decrease the amount of any gain from a short sale and increase the amount of any loss.

Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which a Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of the Fund’s assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Short-Term Trading

The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in a Fund’s portfolio, which may produce higher transaction costs and the realization of taxable capital gains (including short-term gains, which generally are taxed to individuals at ordinary income rates). Portfolio turnover considerations will not limit an Adviser’s or Subadviser’s investment discretion in managing a Fund’s assets. Each Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

Step-Coupon Securities

The Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities

The Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities, discussed in the section “Derivative Instruments.”

Structured Notes

The Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500® Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund’s portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of an Adviser’s or Subadviser’s analysis of the issuer’s creditworthiness and financial prospects, and of an Adviser’s or Subadviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Structured notes may be considered derivative securities.

Supranational Entities

Some Funds may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section “Foreign Currency Transactions.”

Synthetic Securities

The Strategic Alpha Fund may invest in synthetic securities. Incidental to other transactions in fixed-income securities and/or for investment purposes, a Fund also may combine options on securities with cash, cash equivalent investments or other fixed-income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A Fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

Trust Preferred Securities

The Strategic Alpha Fund may also purchase trust preferred securities, which have characteristics of both subordinated debt and preferred stock. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of a corporate parent. These securities generally have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions that afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities often have the right to defer interest payments for a period of time.

Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act or otherwise subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. If the parent company defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities.

U.S. Government Securities

The Funds may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills – Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

U.S. Treasury Notes and Bonds – Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

U.S. Treasury Floating Rate Notes – Treasury Floating Rate Notes are new instruments authorized by amendments to the U.S. Treasury’s marketable securities auction rules. As with other floating rate securities, at certain intervals the interest payment on a Treasury Floating Rate Note will increase when the applicable index increases, and will decrease when the applicable index decreases. Treasury Floating Rate Notes are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. For additional information on floating rate securities, see the section “Variable and Floating Rate Instruments” below.

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” – The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual funds savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA, but these obligations are not backed by the full faith and credit of the U.S. government.

“Freddie Macs” – The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but these obligations are not backed by the full faith and credit of the U.S. government.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV. Because the magnitude of these fluctuations generally will be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

S&P downgraded its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The downgrade by S&P and other possible downgrades in the future may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. The value of the Funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating given that the Funds may invest in U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

See the section “Mortgage-Related Securities” for additional information on these securities.

Variable and Floating Rate Instruments

The Funds may purchase variable and floating rate instruments (which may include bank loans, which are discussed in the section “Bank Loans, Loan Participations and Assignments” above). These instruments may include variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, the Funds may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when a Fund enters into the commitment, but a Fund does not make payment until it receives delivery from the counterparty. An Adviser or Subadviser will commit to purchase such securities only with the intention of actually acquiring the securities, but the Adviser or Subadviser may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Adviser or Subadviser is fully or almost fully invested may result in greater potential fluctuation in the value of a Fund’s net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Fund on a forward commitment basis will not honor its purchase obligation. In such cases, a Fund may incur a loss.

Zero-Coupon Securities

The Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund’s investment in zero-coupon securities will require the Fund to accrue income without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a RIC under the Code.

TEMPORARY DEFENSIVE POSITIONS

Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, each Adviser or Subadviser may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash and may invest any portion of its assets in money market or other short-term high-quality instruments.

PORTFOLIO TURNOVER

Each of the Equity Call Premium Fund’s, Gateway Fund’s, Intermediate Municipal Bond Fund’s, Multi-Asset Allocation Fund’s, Strategic Alpha Fund’s and Tactical U.S. Market Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. High portfolio turnover also may give rise to additional taxable income for the Fund’s shareholders, including through the realization of short-term capital gains which are typically taxed to shareholders at ordinary income tax rates, and, therefore, can result in higher taxes for shareholders that hold their shares in taxable accounts. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. The rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when each Fund’s Adviser or Subadviser believes that portfolio changes are appropriate.

While it is impossible to predict with certainty, the Multi-Asset Allocation Fund and Strategic Alpha Fund expect to have significant portfolio turnover.

Generally, the Equity Call Premium Fund, Gateway Fund, Intermediate Municipal Bond Fund and Tactical U.S. Market Fund intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Fund’s Adviser or Subadviser believes that portfolio changes are appropriate.

Due to the short term nature of the Global Alternatives Fund’s, Global Macro Fund’s, and Managed Futures Strategy Fund’s investment portfolios, the Global Alternatives Fund, Global Macro Fund, and Managed Futures Strategy Fund do not calculate portfolio turnover rates. While it is impossible to predict with certainty, these Funds expect to have investment portfolios that are short term in nature because each Fund typically expects to invest in futures and forward contracts that have maturities shorter than one year. Please see the Funds’ Prospectuses for more information about the Funds’ investment strategies.

PORTFOLIO HOLDINGS INFORMATION

The Board has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds’ website at ngam.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 7 days for Global Alternatives Fund, Global Macro Fund, Managed Futures Strategy Fund and Tactical U.S. Market Fund and 30 days for Multi-Asset Allocation Fund, Equity Call Premium Fund, Gateway Fund, Intermediate Municipal Bond Fund and Strategic Alpha Fund. A list of the Strategic Alpha Fund’s top 10 holdings generally will be available on a monthly basis within 7 business days after month-end and a list of the Tactical U.S. Market Fund’s top 10 equity holdings is generally available after an aging period of at least 7 days after month-end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

(1)	Disclosure of portfolio holdings posted on the Funds’ website, provided that information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds’ portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end) (except for Equity Call Premium Fund and Gateway Fund); and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Institutional Shareholder Services Inc. (“ISS”) (Strategic Alpha Fund, Equity Call Premium Fund and Gateway Fund only) and Glass Lewis & Co., LLC (Strategic Alpha Fund only) as part of the proxy voting administration and research services, respectively, provided to the Advisers and Subadvisers of the Funds (votable portfolio holdings of issuers as of record date for shareholder meetings);

(4)	Disclosure to employees of each Adviser, Subadviser, principal underwriter, administrator, custodian, financial printer, Fund accounting agent, independent registered public accountants, Fund counsel and Independent Trustees’ counsel, as well as to broker-dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes;

(5)	Disclosure to Natixis Global Asset Management (“NGAM”), in its capacity as the seed capital investor for the Funds, in order to satisfy certain reporting obligations to its parent company and for its own risk management purposes; provided that NGAM agrees to maintain its seed capital in the Funds for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund. For the ASG Funds, Strategic Alpha Fund and Intermediate Municipal Bond Fund, NGAM and its parent utilize a third-party service provider, Aptimum Formation Développement (“Aptimum”), to assist with their analysis of risk. Any sharing of holdings information with Aptimum is subject to a confidentiality agreement; and

(6)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board.

With respect to items (2) through (5) above, disclosure is made pursuant to procedures that have been approved by the Board, and may be made by employees of each Fund’s Adviser, Subadviser, administrator or custodian. With respect to (6) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are RR Donnelley (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purposes of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items, Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ federal income and excise tax returns, Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings of the Strategic Alpha Fund, Thomson Reuters (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings for ASG Funds, Barclays Capital (periodic disclosure of full portfolio holdings) for the purpose of performing analytics and scenario analysis with respect to the Strategic Alpha Fund, Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the Adviser of the Strategic Alpha Fund, Bloomberg (daily disclosure of full portfolio holdings, provided next business day) for the purpose of performing attribution analysis for the Strategic Alpha Fund and chartered accountants in India (daily disclosure of securities trades of India-based issuers, provided the next business day) for the purpose of performing certain duties for compliance with the India Income-Tax Act with respect to the Strategic Alpha Fund. Although each Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case-by-case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from the Funds’ chief compliance officer regarding any material issues concerning the Funds’ disclosure of portfolio holdings or from officers of the Funds in connection with proposed new exceptions or new disclosures pursuant to item (6) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised or subadvised by a Fund’s Advisers or Subadvisers may be subject to different portfolio holdings disclosure policies, and neither the Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of the Advisers or Subadvisers have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are advised or subadvised by the Advisers or Subadvisers and some of the separate accounts managed by the Advisers or Subadvisers may have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as certain Funds.

In addition, any disclosures of portfolio holdings information by a Fund or its Adviser or Subadviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund’s and the Adviser’s or Subadviser’s fiduciary duty to shareholders, and the Fund’s code of ethics. Each Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, its Adviser, its Subadviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in a Fund or in other funds or accounts managed by the Fund’s Adviser and/or Subadviser or by any affiliated person of the Adviser and/or Subadviser.

MANAGEMENT OF THE TRUSTS

Each Trust is governed by the Board, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

Trustees and Officers

The table below provides certain information regarding the trustees and officers of the Trusts. For the purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those trustees who are not “interested persons,” as defined in the 1940 Act, of the relevant Trust. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For the purposes of this Statement, the term “Interested Trustee” means those trustees who are “interested persons”, as defined in the 1940 Act, of the relevant Trust.

The following table provides information about the members of the Board, including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the trustee should serve as such. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES
Kenneth A. Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust II and Gateway Trust Chairperson of the Audit Committee; and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Edmond J. English (1953)	Trustee Since 2013 for Natixis Funds Trust II and Gateway Trust Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee Since 2015 for Natixis Funds Trust II and Gateway Trust Audit Committee Member	Formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board; and executive experience (including his role as treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee Since 2009 for Natixis Funds Trust II and Gateway Trust Audit Committee Member; and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Martin T. Meehan (1956)	Trustee Since 2012 for Natixis Funds Trust II and Gateway Trust Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board since November 2005

Trustee

Since 1993 for Natixis Funds Trust II and since 2007 for Gateway Trust

Ex officio member of the Audit Committee, Contract Review Committee and Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 for Natixis Funds Trust II and Gateway Trust Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Peter J. Smail (1952)	Trustee Since 2009 for Natixis Funds Trust II and Gateway Trust Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust II and since 2007 for Gateway Trust Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES
Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust II and since 2007 for Gateway Trust	Chairman (formerly, Chief Executive Officer and President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; executive experience as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 for Natixis Funds Trust II and Gateway Trust President and Chief Executive Officer of Natixis Funds Trust II and Gateway Trust since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P. and NGAM Distribution, L.P.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
John T. Hailer[5] (1960)	Trustee Since 2000 for Natixis Funds Trust II and since 2007 for Gateway Trust	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.
[2]	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), and Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”)(collectively, the “Fund Complex”).
[3]	Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chairman of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.
[4]	Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.
[5]	Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
OFFICERS OF THE TRUST
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
[2]	Each person listed above holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a trustee of the Trusts should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees of each Trust currently consists of twelve trustees, nine of whom are Independent Trustees. The trustees have delegated significant oversight authority to the three standing committees of the Trusts, the Audit Committee, the Contract Review Committee and the Governance Committee, all of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Governance Committee reviews the Board’s governance practices and procedures and recommends appropriate changes to the full Board. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.

The Contract Review Committee of the Trusts consists solely of trustees who are not employees, officers or directors of NGAM Advisors, the Distributor or their affiliates and considers matters relating to advisory and distribution arrangements and potential conflicts of interest between a Fund’s Adviser and the Trusts. During the fiscal year ended December 31, 2014, this committee held five meetings.

The Governance Committee of the Trusts consists solely of Trustees who are not employees, officers or directors of NGAM Advisors, the Distributor or their affiliates and considers matters relating to candidates for membership on the Board and Trustee compensation. The Governance Committee makes nominations for Independent Trustee membership on the Board when necessary and considers recommendations from shareholders of a Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board, c/o Secretary of the Funds, NGAM Advisors, L.P., 399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the name of the Fund, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications. During the fiscal year ended December 31, 2014, this committee held two meetings.

The Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. When identifying an individual to potentially fill a vacancy on a Trust’s Board, the Governance Committee may seek referrals from a variety of sources, including current trustees, management of the Trusts, Fund counsel, and counsel to the trustees, as well as shareholders of the Funds in accordance with the procedures described above. In evaluating candidates for a position on the Board, the Governance Committee may consider a variety of factors, including (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of the Trusts consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts’ audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board. The Audit Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of a Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended December 31, 2014, this Committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review Committee	Governance Committee
Kenneth A. Drucker – Chairperson	Peter J. Smail – Chairperson	Cynthia L. Walker – Chairperson
Richard A. Goglia	Edmond J. English	Kenneth A. Drucker
Wendell J. Knox	Martin T. Meehan	Wendell J. Knox
Erik R. Sirri	Cynthia L. Walker	Peter J. Smail

As chairperson of the Board, Ms. Moose is an ex officio member of all three Committees.

The Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trusts, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the trustees guarantors against risk.

Because the commodity subsidiaries are wholly-owned by the Global Alternatives Fund, Global Macro Fund, and Managed Futures Strategy Fund, the Board has oversight responsibility for the Funds’ investments in the commodity subsidiaries and the role of the Funds as the sole shareholders of the commodity subsidiaries. Like the Funds, the commodity subsidiaries may retain service providers to conduct the commodity subsidiary’s administrative and various other activities. As each is a sole shareholder of its wholly-owned commodity subsidiary, each of the Funds (and, thus indirectly, the Board) may indirectly cause certain service providers to be selected for such commodity subsidiary.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at NGAM Advisors and the Distributor, which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, subadvisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of December 31, 2014, the trustees had the following ownership in the Funds and in all funds in the Fund Complex:

Independent Trustees

Dollar Range of Fund Shares[1]	Kenneth A. Drucker	Edmond J. English[2]	Richard A. Goglia[3]	Wendell J. Knox[2]	Martin T. Meehan[2]	Sandra O. Moose	Erik R. Sirri[2]	Peter J. Smail	Cynthia L. Walker[2]
Global Alternatives Fund	A	A	A	A	A	A	A	A	E

Global Macro Fund	A	A	A	A	A	A	A	A	A

Managed Futures Strategy Fund	A	A	A	A	A	A	A	A	A

Tactical U.S. Market Fund	A	A	A	A	A	A	A	A	A

Strategic Alpha Fund	A	A	A	A	A	A	A	A	A

Intermediate Municipal Bond Fund	A	A	A	A	A	A	A	A	A

Multi-Asset Allocation Fund	A	A	A	A	A	A	A	A	A

Equity Call Premium Fund	A	A	A	A	A	A	A	A	A

Gateway Fund	E	A	A	A	A	A	A	A	E

Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E	E	E	E	E	E	E

[1]	A. None

B. $1 – 10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. over $100,000

[2]	Amounts include economic value of notional investments held through the deferred compensation plan.
[3]	Mr. Goglia was appointed as trustee effective January 1, 2015.

Interested Trustees

Dollar Range of Fund Shares[1]	Robert J. Blanding	David L. Giunta	John T. Hailer
Global Alternatives Fund	A	A	C
Global Macro Fund	A	A	A
Managed Futures Strategy Fund	A	A	A
Tactical U.S. Market Fund	A	A	A
Strategic Alpha Fund	A	A	A
Intermediate Municipal Bond Fund	A	A	A
Multi-Asset Allocation Fund	A	A	A
Equity Call Premium Fund	A	A	A
Gateway Fund	A	A	A
Aggregate Dollar Range of Fund Shares in Funds Overseen by Trustee in the Trusts	E	E	E

[1]	A. None

B. $1 – 10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. over $100,000

Trustee Fees

The Trusts pay no compensation to their officers or to trustees who are employees, officers or directors of NGAM Advisors, the Distributor, or their affiliates.

The Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board meetings or committee meetings that she attends. Each trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board that he or she attends in person and $5,000 for each meeting of the Board that he or she attends telephonically. In addition, the Chairperson of the Audit Committee and the Chairperson of the Contract Review Committee each receive an additional retainer fee at an annual rate of $17,500. The Chairperson of the Governance Committee receives an additional retainer fee at an annual rate of $5,000. Each Contract Review Committee and Audit Committee member is compensated $6,000 for each committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

The table below shows the amounts received by the trustees for serving as a trustee of the Trusts, and also for serving as trustees of the Natixis Funds Trusts and Loomis Sayles Funds Trusts during the fiscal year ended December 31, 2014. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended December 31, 2014

	Aggregate Compensation from Natixis Funds Trust II1	Aggregate Compensation from Gateway Trust[2]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[3]
INDEPENDENT TRUSTEES
Daniel M. Cain[4]	$22,180	$9,628	$0	$0	$126,750
Kenneth A. Drucker	$38,015	$18,182	$0	$0	$229,500
Edmond J. English	$37,637	$17,150	$0	$0	$220,000
Richard A. Goglia[5]	$0	$0	$0	$0	$0
Wendell J. Knox	$37,637	$17,150	$0	$0	$220,000
Martin T. Meehan	$37,637	$17,150	$0	$0	$220,000
Sandra O. Moose	$27,041	$28,129	$0	$0	$300,000
Erik R. Sirri	$35,295	$16,760	$0	$0	$212,000
Peter J. Smail	$39,019	$17,860	$0	$0	$228,750
Cynthia L. Walker	$37,637	$17,150	$0	$0	$220,000

INTERESTED TRUSTEES
Robert J. Blanding	$0	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0	$0
John T. Hailer	$0	$0	$0	$0	$0

[1]	Amounts include payments deferred by trustees for the fiscal year ended December 31, 2014, with respect to the Trusts. The total amount of deferred compensation accrued for Natixis Funds Trust II as of December 31, 2014 for the trustees is as follows: English ($67,078), Knox ($158,203), Meehan ($42,706), Sirri ($132,347) and Walker ($174,750).
[2]	Amounts include payments deferred by trustees for the fiscal year ended December 31, 2014, with respect to the Trusts. The total amount of deferred compensation accrued for Gateway Trust as of December 31, 2014 for the trustees is as follows: English ($33,437), Knox ($84,959), Meehan ($21,873), Sirri ($69,381) and Walker ($104,170).
[3]	Total Compensation represents amounts paid during the fiscal year ended December 31, 2014 to a trustee for serving on the Board of seven (7) trusts with a total of forty-two (42) funds as of December 31, 2014. One of these trusts, the Hansberger International Series, was deregistered on November 24, 2014.
[4]	Mr. Cain resigned as a trustee effective June 19, 2014.
[5]	Mr. Goglia was appointed as a trustee effective January 1, 2015.

The Natixis Funds Trusts and Loomis Sayles Funds Trusts do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have had if they had been invested in a fund or funds selected by the trustee on the normal payment date for such fees.

Management Ownership

As of April 1, 2015, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of each Fund and each Trust.

Code of Ethics

The Trusts, the Advisers, the Subadvisers and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from the SEC’s EDGAR database which can be accessed through www.sec.gov.

Proxy Voting Policies

The Board has adopted the Proxy Voting Policy and Guidelines (the “Guidelines”) for the voting of proxies for securities held by the Funds. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Funds and their shareholders.

NGAM Advisors. NGAM Advisors’ authority to vote client proxies is established by NGAM Advisors’ investment subadvisory agreement with the Tactical U.S. Market Fund. As of the date of this Statement, NGAM Advisors retains proxy voting authority only with respect to the sleeve of the Tactical U.S. Market Fund that is managed by Active Investment Advisors. Where it is authorized to vote proxies, NGAM Advisors endeavors to do so in accordance with the best economic interest of its clients. NGAM Advisors endeavors to resolve any conflicts of interest exclusively in the best economic interest of the clients. In order to minimize conflicts of interest, NGAM Advisors has contracted with Broadridge/Glass Lewis (“Glass Lewis”), an independent third party service provider, to vote NGAM Advisors’ client proxies. NGAM Advisors has a fiduciary responsibility to exercise proxy voting authority, when such authority is granted to it. Glass Lewis may maintain records, provide reports, develop models and research, and vote proxies in accordance with instructions and guidelines provided or approved by NGAM Advisors. These instructions and guidelines shall be consistent with the Proxy Voting Policy of NGAM Advisors, which generally votes “for” proposals that, in the judgment of NGAM Advisors, would serve to enhance shareholder value, and votes “against” proposals that, in the judgment of NGAM Advisors, would impair shareholder value. These instructions and guidelines from Glass Lewis direct Broadridge to vote “for” or “against” specific types of routine proposals, while generally reserving other non-routine proposals for NGAM Advisors to decide on a case-by-case basis. With respect to proposals to be decided by NGAM Advisors on a case-by-case basis, a designated member of the portfolio management team of NGAM Advisors has the responsibility to determine how the proxies should be voted and for directing the proxy voting agent, through other operational personnel of NGAM Advisors, to vote accordingly.

NGAM Advisors reviews its proxy voting policy on a periodic basis, usually annually. Additionally, on a periodic basis, NGAM Advisors reviews reports produced by Broadridge that summarize voting activity. Furthermore, an internal team of NGAM Advisors, which team is composed of legal, compliance, portfolio management, and operational personnel, also conducts periodic reviews of proxy voting activity and issues, if any, that may arise. Finally, compliance conducts a random sampling review of proxy ballots to ascertain whether votes are cast in compliance with NGAM Advisors’ proxy voting policy.

With respect to the Intermediate Municipal Bond Fund, generally, proxy voting responsibilities and authority are delegated to the Intermediate Municipal Bond Fund’s Subadviser.

AlphaSimplex and Reich & Tang

Reich & Tang is responsible for voting proxies with respect to securities in the portion of the ASG Funds’ portfolio that is managed by Reich & Tang. AlphaSimplex is responsible for voting proxies with respect to securities other than those in the portion of the ASG Funds’ portfolio managed by Reich & Tang or NGAM Advisors. Each of Reich & Tang and AlphaSimplex is responsible for maintaining certain records and reporting to the Audit Committee of Natixis Funds Trust II in connection with the voting of proxies.

AlphaSimplex. AlphaSimplex is responsible for voting proxies with respect to securities that are not in the portions of the Funds managed by Reich & Tang or NGAM Advisors. AlphaSimplex believes that proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. However, AlphaSimplex expects that the securities in which it will invest on behalf of the Funds (primarily futures and forwards) will not have voting rights, and therefore, AlphaSimplex does not expect to vote proxies for securities held by the Funds. If AlphaSimplex does vote proxies with respect to the Funds’ investments, it will vote in a manner that is consistent with what it believes to be the best interests of the Funds.

Reich & Tang. Reich & Tang has adopted Proxy Voting Policies and Procedures that are designed to ensure that Reich & Tang votes proxies in the best interests of its clients. These policies and procedures also require that Reich & Tang identify and address any conflicts of interest between the firm and its clients. If a material conflict of interest exists, then Reich & Tang will determine whether voting in accordance with the guidelines set forth in the policies and procedures is in the best interests of the clients and, if not, it will take other appropriate action. Reich & Tang generally votes in favor of routine corporate housekeeping proposals, including the election of directors (where no corporate governance issues are implicated), and against proposals that primarily benefit management. Generally, Reich & Tang will vote against proposals that make it more difficult to replace members of a board of directors.

McDonnell. McDonnell Investment Management, as a matter of policy and as a fiduciary to its clients, recognizes that it is responsible for voting proxies for all client securities for which it has been granted authority in a manner that is consistent with the client’s best economic interests and without regard to any benefit to McDonnell.

McDonnell is primarily a fixed income manager and, accordingly, does not as a practical matter exercise discretion over proxy voting for fixed income securities as proxy solicitations do not occur. For those accounts that we manage that include securities for which proxy voting is applicable, McDonnell seeks to delegate the responsibility for proxy voting to the client and, with respect to accounts subject to ERISA, to ensure that the responsibility for proxy voting has been delegated by the client to another qualified plan fiduciary. However, while McDonnell does not typically vote proxies for its clients, it has adopted this proxy voting policy in advance of possibly finding itself in such a position in the future.

Examples of ways that McDonnell could become responsible for voting securities include: receiving equity securities as part of a workout of an issuer whose bonds are owned by a client; inheriting legacy securities from a client; purposely buying the equity securities of a distressed bond issuer in order to salvage value for clients who hold the bonds. For clients for whom we do not vote proxies, the relevant custodian banks or brokers are instructed to mail proxy material directly to clients. As mentioned previously, McDonnell declines to take responsibility for voting client proxies except where it is specifically authorized and agrees to do so in its advisory contracts or comparable documents with clients.

McDonnell has adopted proxy voting guidelines that are designed to provide guidance with respect to certain types of voting proposals that may arise. The guidelines have been developed in part on the belief that the quality of management is critical to the investment success of any portfolio company. Hence, we tend to vote most routine matters in accordance with management recommendations, provided there is no conflict with shareholder value. At the same time, when we believe that the position of the management of a portfolio company is not in the best interests of shareholders, McDonnell will vote against management’s recommendation.

In instances where a potential conflict of interest exists, McDonnell will provide the client with sufficient information regarding the shareholder vote and the potential conflict so that the client can make an informed decision regarding whether or not to consent.

Natixis AM US. Natixis AM US may have discretion at times to vote proxies for clients. Natixis AM US understands that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. However, Natixis AM US provides advice to clients primarily on derivative instruments such as futures, options and forwards, which generally do not have voting rights, and therefore, Natixis AM US does not expect to vote the proxies of its clients with respect to these instruments. If Natixis AM US does vote proxies for its clients, it will vote in a manner that is consistent with what it believes to be in the best interests of such clients and in accordance with the Proxy Voting Policy and Procedures that it has adopted.

Background

Gateway. Under the Guidelines, the responsibility for voting proxies generally is delegated to Gateway for securities held by the Funds advised by Gateway. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. Gateway shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund’s investments that are managed by Gateway in a prudent manner in accordance with the Guidelines and the proxy voting policies of Gateway. Gateway is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Gateway shall make available to the Fund and the Fund’s administrator the records and information maintained by Gateway under the Guidelines.

Gateway has formally adopted ISS Governance Services (“ISS”) proxy voting guidelines to determine how each issue on proxy ballots is to be voted and has appointed ISS as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway. ISS has developed its US and Global Proxy Voting Summary Guidelines, which provide guidelines for proxy voting that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway has instructed ISS to vote in accordance with the guidelines unless the following conditions apply:

•	Gateway’s portfolio management team has decided to override the ISS’s vote recommendation for the Fund based on its own determination that the Fund’s shareholders would best be served with a vote contrary to the ISS recommendation. Such decision(s) are documented by Gateway and communicated to ISS and to the Board;

•	ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team, documents the reason(s) used in determining a vote and communicates Gateway’s voting instruction to ISS. Gateway generally will seek to vote in accordance with ISS’s guidelines; or

•	If voting on any particular security compromises Gateway’s ability to later transact in such security or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote (e.g., non-U.S. security restrictions), then Gateway will abstain from voting on a particular security. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”) and Gateway may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

Loomis Sayles. The Board of Trustees has adopted Proxy Voting Policy and Procedures (the “Procedures”) for the voting of proxies for securities held by the Funds advised by Loomis Sayles. Under the Procedures, the responsibility for voting proxies generally is delegated to Loomis Sayles, the investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of a Fund and its shareholders. Loomis Sayles shall exercise its fiduciary responsibilities to vote proxies with respect to a Fund’s investments that are managed by Loomis Sayles in a prudent manner in accordance with the Procedures and the proxy voting policies of Loomis Sayles. Proposals that, in the opinion of Loomis Sayles, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of Loomis Sayles, are not in the best interests of shareholders are generally voted “against.” Loomis Sayles is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, Loomis Sayles shall make available to each such Fund, or NGAM Advisors (each such Fund’s administrator), the records and information maintained by Loomis Sayles under the Procedures.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”) to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services, Glass, Lewis & Company (“Glass Lewis”), provides vote recommendations and/or analysis to Loomis Sayles based on Glass Lewis’ own research. Loomis Sayles generally will follow its express policy with input from Glass Lewis unless Loomis Sayles’ Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund advised by Loomis Sayles holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) developing, authorizing, implementing and updating Loomis Sayles’ Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) advised by Loomis Sayles holding the security when necessary or appropriate, (3) periodic sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests, and (4) engagement and oversight of third-party vendors, such as Proxy Voting Services including:

(i)	determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

a.	the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

b.	the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii)	providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii)	receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv)	in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles generally will consider the recommendations of Glass Lewis in making its voting decisions. However, if the Proxy Committee determines that Glass Lewis’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against Glass Lewis’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Information regarding how the Funds voted proxies related to their portfolio securities during the 12-month period ended June 30, 2014 is available without charge (i) by calling toll-free at 800-225-5478, (ii) through the Funds’ website, ngam.natixis.com and (iii) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Information About the Organization and Ownership of the Advisers and Subadvisers

Active Investment Advisors (“AIA”) is a division NGAM Advisors, L.P.

AlphaSimplex Group, LLC is a limited liability company owned by Natixis Global Asset Management, L.P. (“Natixis US”).

Gateway Investment Advisers, LLC is a limited liability company owned by Natixis US.

Loomis, Sayles & Company, L.P. is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is owned by Natixis US.

McDonnell Investment Management, LLC is a limited liability company owned by Natixis US.

NGAM Advisors, L.P. is a limited partnership owned by Natixis US.

Natixis Asset Management U.S., LLC is a subsidiary of Natixis Asset Management (“NAM”). Natixis AM US has entered into a personnel-sharing arrangement with its Paris-based affiliate, NAM, which, like Natixis AM US, is part of Natixis Global Asset Management. Pursuant to this arrangement, certain employees of NAM, as a “participating affiliate,” serve as “associated persons” of Natixis AM US and, in this capacity, are subject to the oversight of Natixis AM US and its Chief Compliance Officer. These associated persons may, on behalf of Natixis AM US, provide discretionary investment management services (including acting as portfolio managers), research and related services to the Fund in accordance with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI. Unlike Natixis AM US, NAM is not registered as an investment adviser with the Securities and Exchange Commission (the “SEC”). The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions.

Reich & Tang Asset Management, LLC is a limited liability company owned by Natixis US.

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 13 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $464 billion in assets under management or administration as of December 31, 2014.

Advisory and Subadvisory Agreements

Each Fund’s advisory agreement with its Adviser provides that the Adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain administrative services. The Adviser may delegate certain administrative services to its affiliates. The Adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the applicable Fund’s assets in accordance with its investment objectives and policies. In addition, the Global Alternatives Fund’s, Global Macro Fund’s, and Managed Futures Strategy Fund’s wholly-owned subsidiaries have entered into separate advisory agreements with the applicable Adviser that provide that the Adviser will be responsible for providing portfolio management services to the Funds’ wholly-owned subsidiaries, which the Adviser may delegate to one or more subadvisers.

The Funds or their wholly-owned subsidiaries, as the case may be, pay all expenses not borne by the Adviser or Subadviser including, but not limited to, the charges and expenses of custodian and transfer agents, independent registered public accountants and legal counsel for the Funds, their wholly-owned subsidiaries and the Trusts’ Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of their shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Advisers, Subadvisers or their affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently among the Fund’s Class A and Class C shares, on the one hand, and Class N or Class Y shares on the other hand. See the section “Description of the Trusts” below.

The advisory agreements and subadvisory agreements of the applicable Fund and the advisory agreements and subadvisory agreements of the applicable Fund’s wholly-owned subsidiary, respectively, provide that they will continue in effect for two years from the date of execution and thereafter from year to year if their respective continuance is approved at least annually (i) by the Board of the Trusts or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreements and subadvisory agreement of the applicable Fund and the advisory agreement and subadvisory agreement of the applicable Fund’s wholly-owned subsidiary, respectively, may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser upon 90 days’ written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act). The subadvisory agreement also may be terminated by the Subadviser upon 90 days’ notice, and automatically terminates upon termination of the advisory agreement.

The advisory agreement and subadvisory agreement of the applicable Fund and the advisory agreement and subadvisory agreement of the applicable Fund’s wholly-owned subsidiary, respectively, provide that the Adviser or Subadviser shall not be subject to any liability in connection with the performance of their respective services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

The Adviser oversees the portfolio management services provided to the applicable Fund and to the applicable Fund’s wholly-owned subsidiary, respectively, by the Subadvisers. Subject to the review of the Board, the applicable Adviser monitors the Subadviser to assure that the Subadviser is managing the applicable portions of the assets of the Fund and its wholly-owned subsidiary consistently with the Fund’s investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. Each Adviser will provide, or cause the Fund’s custodian and the custodian of its wholly-owned subsidiary to provide, information to the Subadviser regarding the composition of assets of the Fund and the assets of its wholly-owned subsidiary and the assets to be invested and reinvested by the Subadviser. The Adviser of the ASG Funds does not determine which securities will be purchased or sold with respect to the portion of the Funds or the applicable Funds’ wholly-owned subsidiaries overseen by the Subadvisers.

Each Adviser may terminate any subadvisory agreement to which it is a party without shareholder approval. In such case, such Adviser will either manage the Fund’s assets itself or, subject to the receipt of any necessary shareholder approvals, retain one or more subadvisers to manage some or all of the Fund’s assets.

Distribution Agreements and Rule 12b-1 Plans

Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor’s principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the “Distribution Agreements”), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

The Distributor is paid by each Fund the service and distribution fees described in the Prospectuses. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of a Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of each Fund’s shares.

Each of the Funds has adopted Rule 12b-1 plans (the “Plans”) for its Class A and Class C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. Class N and Class Y shares have no such plans. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as “trail commissions.” Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board, including a majority of the Independent Trustees of the Trusts. (Note that not all Funds offer Class N shares.)

Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of each Fund’s average daily net assets attributable to the Class A and Class C shares. In the case of Class C shares, the Distributor retains the first year’s service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to each Fund’s shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of each Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of each Fund’s Class A shares.

The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

Each Fund’s Class C shares also pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average net assets of each Fund’s Class C shares. The Distributor retains the 0.75% distribution fee assessed against Class C shares during the first year of investment. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to each Fund’s shares, as distribution fees in connection with the sale of the Fund’s shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As stated in the Prospectuses, investors will not be permitted to purchase $1,000,000 or more of Class C shares as a single investment per account.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trusts’ trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the Trusts shall be committed to the discretion of such Trustees.

Fees paid by Class A or Class C shares of any Fund may indirectly support sales and servicing efforts relating to shares of the other series of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single fund’s shares, and allocates other expenses among the relevant funds based on their relative net assets or relative sales. Expenses allocated to each fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds’ shares. As described in more detail below, the Distributor, the Adviser and their affiliates may, at their expense, pay additional amounts to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of Natixis US and may receive compensation from the Adviser with respect to sales of Class Y shares.

The Distribution Agreements may be terminated at any time on 60 days’ notice to the Distributor without payment of any penalty, either by vote of a majority of the outstanding voting securities or by vote of a majority of the Independent Trustees. The Distribution Agreements may be terminated at any time on 90 days’, written notice to the Trusts, without payment of any penalty.

The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for that purpose and (ii) by the vote of the Board or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its affiliated companies and those trustees that are not Independent Trustees, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention, and (3) enhanced portfolio management opportunities and bargaining position with third-party service providers and economies of scale arising from having asset levels higher than they would be if the Plans were not in place.

The Distributor also acts as principal distributor for Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, and Loomis Sayles Funds II. The address of the Distributor is 399 Boylston Street, Boston, Massachusetts 02116.

The portion of the various fees and expenses for Class A and Class C shares that are paid (reallowed) to securities dealers are shown below.

Class A

Global Alternatives Fund, Global Macro Fund, Managed Futures Strategy Fund, Multi-Asset Allocation Fund, Tactical U.S. Market Fund, Equity Call Premium Fund, and Gateway Fund

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $50,000	5.75%	5.00%	0.25%	5.25%
$50,000 – $99,999	4.50%	4.00%	0.25%	4.25%
$100,000 – $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 – $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 – $999,999	2.00%	1.70%	0.25%	1.95%

Investments of $1 Million or More(1)
First $3 million	None	1.00%	0.25%	1.25%
Excess over $3 million	None	0.50%	0.25%	0.75%

Investments with No Sales Charge(2)	None	0.00%	0.25%	0.25%

(1)	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $3 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
(2)	Refers to any investments made by investors not subject to a sales charge as described in each Fund’s prospectus in the section “How Sales Charges Are Calculated.”

Strategic Alpha Fund

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $100,000	4.50%	4.00%	0.25%	4.25%
$100,000 – $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 – $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 – $999,999	2.00%	1.70%	0.25%	1.95%

Investments of $1 million or more(1)
First $3 million	None	1.00%	0.25%	1.25%
Excess over $3 million	None	0.50%	0.25%	0.75%

Investments with no Sales Charge(2)	None	0.00%	0.25%	0.25%

(1)	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $3 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
(2)	Refers to any investments made by investors not subject to a sales charge as described in each Fund’s prospectus in the section “How Sales Charges Are Calculated.”

Intermediate Municipal Bond Fund

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $100,000	3.50%	3.00%	0.25%	3.25%
$100,000 – $249,999	3.00%	2.70%	0.25%	2.95%
$250,000 – $499,999	2.25%	1.95%	0.25%	2.20%
$500,000 – $999,999	1.75%	1.45%	0.25%	1.70%

Investments of $1 Million or More(1)
First $3 million	None	1.00%	0.25%	1.25%
Excess over $3 million	None	0.50%	0.25%	0.75%

Investments with No Sales Charge(2)	None	0.00%	0.25%	0.25%

(1)	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $3 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Class A and Class C shares in the section “How Sales Charges Are Calculated.”

Class C

All Funds

Class C service fees are payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for Class C shares of the Fund that are paid to securities dealers are shown below:

Investment	Maximum Front-End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class C	None	1.00%	0.00%	1.00%

As described in the Prospectuses, each purchase or sale of shares is effected at the NAV next determined after an order is received, less any applicable sales charge. The sales charge is allocated between the investment dealer and the Distributor, as indicated in the tables above. The Distributor receives the contingent deferred sales charge (the “CDSC”). Proceeds from the CDSC on Class A and Class C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trusts. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.

For new amounts invested at NAV by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Natixis Fund or if the account is registered in street name.

The Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid directly or indirectly by the Funds (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by the Funds where the intermediary, not the Funds’ service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Funds’ Advisers and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services; such payments will not be made with respect to Class N shares. The services provided and related payments vary from firm to firm. Under these programs, the Distributor may enter into administrative services agreements with intermediaries pursuant to which intermediaries will provide sub-transfer agency services, sub-administrative services and other services with respect to the Funds. These services may include, but are not limited to, shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. The Distributor is reimbursed by the Funds for all or a portion of any fees paid to intermediaries by the Distributor on behalf of the Funds.

The Distributor, each Adviser and their affiliates may out of their own resources make additional payments to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to any fees paid or reimbursed by the Funds. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, C and Y shares, (iii) payments based upon various factors, as described below, and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder recordkeeping, sub-transfer agency or miscellaneous administrative services. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third-party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The Distributor intends that the payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in (iii) above may be based on sales (generally ranging from 0.05% to 0.25% of gross sales) and/or the amount of assets a financial intermediary’s clients have invested in the Funds (at annual rates generally ranging from 0.03% to 0.35% of the value of the clients’ shares). The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Fund, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of the Funds or particular share class over other mutual funds or share classes. Additionally, these payments may result in the Funds’ inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.

In addition, Gateway pays to NGAM Distribution 0.10% of the new assets of the Gateway Fund raised following the Reorganization.

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional events of intermediaries.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed by each individual dealer to its customers. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Funds’ Prospectuses and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The commissions and sales charges for the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014 were allocated as follows:

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/14
NATIXIS FUNDS TRUST II†

Total commissions on sales of Class A shares	$291,918	$483,434	$493,761
Amount reallowed to other securities dealers	$254,416	$421,189	$429,682
Amount retained by Distributor	$37,502	$62,245	$64,079

Total CDSCs on redemptions of Classes A and C shares	$149,820	$90,679	$72,063
Amount retained by Distributor*	$149,820	$90,679	$72,063

GATEWAY TRUST†

Total commissions on sales of Class A shares	$728,161	$864,442	$736,835
Amount reallowed to other securities dealers	$635,551	$750,022	$640,274
Amount retained by Distributor	$92,610	$114,420	$96,560

Total CDSCs on redemptions of Classes A and C shares	$67,165	$48,648	$71,739
Amount retained by Distributor*	$67,165	$48,648	$71,739

†	Information is only provided for the Funds in this Statement as listed on the cover page.
*	See the section “Other Arrangements” for information about amounts received by the Distributor from the Trusts’ investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to the Trusts.

OTHER ARRANGEMENTS

Administrative Services NGAM Advisors, 399 Boylston Street, Boston, Massachusetts 02116, performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, NGAM Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities, and (iv) consultation and legal advice on Fund-related matters. NGAM Advisors also provides certain administrative services to the wholly-owned subsidiaries of the Global Alternatives Fund, Global Macro Fund, and Managed Futures Strategy Fund.

For these services, NGAM Advisors received the following fees from the Funds for the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014:

Fund	2012			2013			2014
	Fees		Fees Waived	Fees		Fees Waived	Fees		Fees Waived
Global Alternatives Fund	$637,259	[6]	$0	$690,393	[6]	$0	$1,219,322	[6]	$0
Global Macro Fund[1]	N/A		N/A	N/A		N/A	$889	[6]	$0
Managed Futures Strategy Fund	$363,268	[6]	$0	$337,254	[6]	$0	$475,191	[6]	$0
Tactical U.S. Market Fund[2]	N/A		N/A	$2,101		$0	$19,240		$0
Strategic Alpha Fund	$235,761		$0	$492,301		$0	$546,169		$0
Intermediate Municipal Bond Fund[3]	$819		$0	$8,665		$0	$12,046		$0

Fund	2012		2013		2014
	Fees	Fees Waived	Fees	Fees Waived	Fees	Fees Waived
Multi-Asset Allocation Fund[4]	N/A	N/A	N/A	N/A	$9,270	$0
Equity Call Premium Fund[5]	N/A	N/A	N/A	N/A	$1,333	$0
Gateway Fund	$2,750,096	$0	$3,419,322	$0	$3,514,415	$0

[1]	The Global Macro Fund commenced operations on December 1, 2014.
[2]	The Tactical U.S. Market Fund commenced operations on September 30, 2013.
[3]	The Intermediate Municipal Bond Fund commenced operations on November 16, 2012.
[4]	The Multi-Asset Allocation Fund commenced operations on July 23, 2014.
[5]	The Equity Call Premium Fund commenced operations on September 30, 2014.
[6]	Includes administrative services fees of the Fund’s commodity subsidiary.

Support Services Pursuant to separate intercompany agreements between AlphaSimplex, Gateway, Loomis Sayles, and Natixis AM US and NGAM Advisors, NGAM Advisors provides various marketing, relationship management, and support services to the Funds and AlphaSimplex, Gateway, Loomis Sayles and Natixis AM US. AlphaSimplex, Gateway, Loomis Sayles and Natixis AM US, and not the Funds, pay NGAM Advisors for these services.

Custodial Arrangements State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the Trusts. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total NAV, total net income and NAV per share of the Funds on a daily basis. The wholly-owned subsidiaries of the Global Alternatives Fund, Global Macro Fund, and Managed Futures Strategy Fund also custody their assets with State Street Bank. State Street Cayman Trust Company, Ltd. provides transfer agent and certain sub-administrative services to the wholly-owned subsidiaries of the Global Alternatives Fund, Global Macro Fund, and Managed Futures Strategy Fund.

Agent for Service of Process for Wholly-Owned Subsidiaries Each of ASG Global Alternatives Cayman Fund Ltd., ASG Global Macro Cayman Fund Ltd., and ASG Managed Futures Strategy Cayman Fund Ltd. (each a wholly-owned subsidiary of Global Alternatives Fund, Global Macro Fund and Managed Futures Strategy Fund, respectively) has appointed C T Corporation System, located at 111 Eighth Avenue, New York, New York 10011, as agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court.

Transfer Agency Services Pursuant to a contract between the Trusts, on behalf of the Funds, and Boston Financial Data Services, Inc. (“Boston Financial” or the “Transfer Agent”), whose principal business address is 2000 Crown Colony Drive, Quincy, MA 02169, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares.

From time to time, the Funds, directly or indirectly through arrangements with the Adviser or Transfer Agent, may pay amounts to third parties that provide recordkeeping and other administrative services relating to a Fund to persons who beneficially own interests in the Fund, such as shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. See the section “Distribution Agreements and Rule 12b-1 Plans.”

Independent Registered Public Accounting Firm The Trusts’ independent registered public accounting firm is PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110. The independent registered public accounting firm conducts an annual audit of each Fund’s financial statements, assists in the review of federal and state income tax returns, consults with the Trusts as to matters of accounting and federal and state income taxation and will conduct an annual audit of the Funds’ financial statements.

Counsel to the Funds Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Funds.

PORTFOLIO MANAGEMENT INFORMATION

PORTFOLIO MANAGERS’ MANAGEMENT OF OTHER ACCOUNTS

As of December 31, 2014, the portfolio managers of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Simon Aninat	0	$0	0	$0	2	$357.4 million	1	$165.5 million	0	$0	0	$0
Daniel M. Ashcraft	1	$17.7 million	0	$0	0	$0	0	$0	8	$66.4 million	0	$0
Frédéric Babu	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Stéphanie Bigou	0	$0	0	$0	7	$1.8 million	6	$1.8 million	0	$0	0	$0
Jonathan M. Birtwell	0	$0	0	$0	0	$0	0	$0	0	$ 0	0	$0
Michael T. Buckius	4	$2.0 billion	0	$0	0	$0	0	$0	28	$1.8 billion	0	$0
Matthew J. Eagan	20	$64.3 billion	0	$0	21	$12.0 billion	3	$838.2 million	156	$22.8 billion	3	$473.5 million
James Grabovac	1	$78 million	0	$0	0	$0	0	$0	532	$7.9 billion	0	$0
Alexander D. Healy	2	$101.1 million	0	$0	0	$0	0	$0	5	$92.8 million	1	$12.2 million
Didier Jauneaux	0	$0	0	$0	6	$221.9 million	1	$58.3 million	0	$0	0	$0
Lawrence Jones	0	$ 0	0	$0	0	$0	0	$0	223	$1,961 million	0	$0
Kevin P. Kearns	7	$2.1 billion	0	$0	7	$2.4 billion	5	$770.7 million	19	$1.1 billion	1	$119.5 million
Peter A. Lee	1	$99.8 million	0	$0	0	$0	0	$0	0	$0	0	$0

Andrew W. Lo	2	$101.1 million	0	$0	1	$13.3 million	0	$0	5	$92.8 million	1	$12.2 million
Philippe P. Lüdi	1	$99.8 million	0	$0	1	$13.3 million	0	$0	0	$0	0	$0
Kevin H. Maeda	2	$75 million	0	$0	0	$0	0	$0	1,656	$533 million	0	$0
Dawn Mangerson	1	$78 million	0	$0	0	$0	0	$0	142	$1.8 billion	0	$0
Robert S. Rickard	5	$13.7 billion	0	$0	1	$1.9 billion	0	$0	0	$0	0	$0
Robert W. Sinnott	1	$99.8 million	0	$0	1	$13.3 million	0	$0	0	$0	0	$0
Paul R. Stewart	2	$583.6 million	0	$0	0	$0	0	$0	19	$51.2 million	0	$0
Serena V. Stone	2	$75 million	0	$0	0	$0	0	$0	1,656	$533 million	0	$0
Frank Trividic	0	$0	0	$0	1	$1.6 billion	1	$1.6 billion	0	$0	0	$0
Kenneth H. Toft	4	$2.0 billion	0	$0	0	$0	0	$0	15	$269.9 million	0	$0
Todd P. Vandam	5	$2.0 billion	0	$0	8	$2.2 billion	0	$0	22	$519.1 million	0	$0
Steve Wlodarski	1	$78 million	0	$0	0	$0	0	$0	532	$7.9 billion	0	$0
Yufeng Xie	0	$0	0	$0	3	$52.1 million	2	$26.2 million	0	$0	0	$0

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by a portfolio manager. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Each Adviser and Subadviser has adopted policies and procedures to mitigate the effects of these conflicts. For more information on how each Adviser and Subadviser allocates investment opportunities between the Funds and their other clients, see the section “Allocation of Investment Opportunity Among the Funds and Other Investors Managed by the Advisers and Subadvisers” in this Statement. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of December 31, 2014:

AlphaSimplex. All AlphaSimplex professionals, including portfolio managers, may receive compensation in three ways: salary, year-end discretionary bonuses, and profit sharing bonus payments based upon partner units. In 2014 for all portfolio managers, over 70% of their total compensation comes from bonus (both discretionary bonuses and partner units). As a retention tool, AlphaSimplex requires a three-year deferral of a significant portion of bonus amounts for senior professionals. The deferred amounts are invested in AlphaSimplex products to align the interests of portfolio managers with clients.

NGAM Advisors (through Active Investment). Compensation for each of the portfolio managers consists of a fixed base salary plus variable bonus. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. The variable bonus is based on a combination of firm performance (based on four factors – financial profitability, gross sales, net sales and business development) and individual performance (based on individual performance assessed at least annually by the employee’s manager). Neither the base salary nor the variable bonus is directly tied to the performance of individual portfolios or mutual funds, nor is it tied to the value of assets under management. Certain personnel, including portfolio managers, are also eligible to participate in a supplemental bonus plan.

All employees of Active Investment are eligible to participate in the 401k plan and retirement plan of NGAM Advisors. NGAM Advisors provides a percentage of matching contributions to the 401k plan and fully covers the retirement plan, the latter being subject to a vesting schedule.

The portfolio managers manage accounts other than the Tactical U.S. Market Fund. Neither the base salary nor the variable bonus of the managers is dependent on assets in the Tactical U.S. Market Fund. However, a proportion of the total revenues generated from managing the Tactical U.S. Market Fund are included in the long-term, deferred compensation program.

Natixis AM US. As a subsidiary of NAM, Natixis AM US’s company compensation pool is determined by NAM’s CEO based on the financial results and the business plan objectives of NAM.

The process of determining base salaries and incentive compensation, as well as all other aspects of compensation for the portfolio managers, is decided upon by NAM’s Compensation Committee, which is composed of NAM’s Chairperson of the Board, NAM’s CEO and NAM’s VP of Human Resources. Compensations are determined using survey data (e.g., McLagan and Towers Watson) and inputs from Committee members related to the economics of Natixis AM US and to the quality of the performances delivered by portfolio managers.

At the end of the process, the allocation of variable remuneration is validated firstly by NAM’s Compensation Committee, and then by the NGAM and Natixis Compensation Committees. This process ensures internal equity and consistency with market practices.

NAM’s global salary policy is intended to encourage staff loyalty and performance, by rewarding individual and collective performance in an unbiased manner. Investment professionals are compensated through both base salary and variable compensation.

Portfolio Manager compensation is made up primarily of three main components: base salary, variable compensation (bonus) and for some of them a long-term incentive program.

Base salary is re-evaluated annually and applies the firm’s salary grid as well as industry compensation data. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations.

Variable compensation is distributed in the form of bonuses awarded to portfolio managers which allocation is based upon quantitative (collective and individual) as well as qualitative criteria.

For Natixis AM US employees, variable compensation will be an incentive-based component and may generally represent a significant multiple of base salary. As in Paris, variable compensation will be based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 50% of the total for portfolio managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of Natixis AM US’s Chief Investment Officer and senior management of Natixis AM US. The Chief Investment Officer and senior management evaluate these other factors annually.

Selected quantitative criteria are the information ratio to measure the risk-adjusted return of a portfolio and the peer group constructed by Morningstar, expressed in decile over 1-year and 3-year periods. These two criteria are evaluated for 50% over a 1-year period, and for 50% over a 3-year period. Qualitative criteria are defined annually. They aim to assess the implication and the transverse contribution of each team to the global performance of the management department. Relative value of quantitative and qualitative criteria is adapted to each investment team to reflect the relative weight of collective management vs. dedicated management, or to take into account some specificities of the investment approach.

Lastly, collective performance criteria serve to allocate individual variable remuneration.

A long term incentive plan (LTIP) is awarded to key people, i.e., those whose yearly performance and contribution to NAM’s results are high and is due to the key person over a three year period of time. In addition, agreements on profit sharing and staff participation allow for up to 14% of the global payroll to be distributed.

For Portfolio Managers the range of bonus is 0 – 50%. The range is 0 – 75% for experienced investment team leaders (i.e., team leaders with at least ten years of experience) that are managers in charge of a business line. In 2013, at NAM Paris, on average, total variable compensation (bonus and LTIP) accounted for 30% of the Portfolio Manager compensation.

Alignment of interests is ensured through the firm-wide compensation pool, which is itself dependent upon the firm’s net profits before taxes. Compensation is allocated on a team-by-team basis and is directly linked to performance. The evaluation of performance is based on both a 1-year and 3-year horizon to best align interests between portfolio managers and shareholders.

On an annual basis, Human Resources and managers carry out a personnel assessment program with a view to identifying key individuals. Special attention is paid to the compensation of key individuals with the objective of ensuring that annual compensation is aligned to best market practices utilizing the median market salary and relying on both Towers and McLagan data. If justified, there is the possibility of offering employees access to the LTIP. Eligibility to the LTIP strongly increases the likelihood of ensuring effective employee retention over a 3-year horizon.

Reich & Tang. Mr. Rickard’s compensation includes a fixed, annual base salary and an incentive bonus. Base salary amounts are determined by the compensation committee of the Subadviser (the “Compensation Committee”) based upon a number of factors, including the portfolio manager’s experience, overall performance, responsibilities and the competitive market place. Mr. Rickard receives a cash-based annual incentive bonus that is determined solely at the discretion of the Subadviser and approved by the Compensation Committee.

Loomis Sayles. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the investment style utilized by the Fund is noted below. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

The external benchmarks used for the investment style utilized for the Fund are noted below:

FUND	MANAGER BENCHMARK
Loomis Sayles Strategic Alpha Fund	• 3-month London Interbank Offered Rate (LIBOR) • 3-month LIBOR +300 basis points

General

Messrs. Eagan, Kearns and Vandam also serve as portfolio managers to certain private investment funds managed by Loomis Sayles and may receive additional compensation based on their investment activities for each of those funds.

Most mutual funds are not included in the Loomis Sayles’ strategy composites, so unlike other managed accounts, fund performance and asset size in those cases would not directly contribute to the compensation calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation.

The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similar to the first, although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers, and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

McDonnell. Generally, McDonnell’s professional personnel, including its portfolio managers, are compensated with a fixed annual salary. Portfolio managers also receive a variable year-end bonus that is determined based on the financial performance of McDonnell and individual performance of the portfolio manager. Components of compensation for the portfolio managers are as follows: competitive base salary, performance-based bonus pool, financial performance of McDonnell, portfolio manager performance, client satisfaction/retention, and quality benefits program.

Portfolio manager compensation is not quantitatively based on the Fund’s investment performance or on the value of the Fund’s assets under management. However, the Fund’s performance, as well as the performance of other accounts managed by McDonnell, are components of bonus compensation.

Gateway. The compensation of the portfolio managers is comprised of three components: base salary; incentive compensation related to the profitability of Gateway (with management fees for the Gateway Fund, Gateway Equity Call Premium Fund and all other Gateway-managed accounts being asset-based, not performance-based, either absolutely or in relation to any benchmark); and a retirement plan. The incentive compensation component, comprised of both a long-term incentive pool and a short-term incentive pool, is anticipated to be larger than the base salary component. Messrs. Buckius, Stewart and Toft are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients. The non-competition and non-solicitation undertakings will expire one year from the termination of employment.

Portfolio Managers’ Ownership of Fund Shares

As of December 31, 2014, the portfolio managers of the Funds had the following ownership in the Funds:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*
Simon Aninat	Seeyond Multi-Asset Allocation Fund	A

Daniel M. Ashcraft	Gateway Equity Call Premium Fund	C

Frédéric Babu	Seeyond Multi-Asset Allocation Fund	A

Stéphanie Bigou	Seeyond Multi-Asset Allocation Fund	A

Jonathan M. Birtwell	Seeyond Multi-Asset Allocation Fund	C

Michael T. Buckius	Gateway Equity Call Premium Fund Gateway Fund	E G

Matthew J. Eagan	Loomis Sayles Strategic Alpha Fund	F

James Grabovac	McDonnell Intermediate Municipal Bond Fund	A

Alexander D. Healy	ASG Global Alternatives Fund ASG Global Macro Fund ASG Managed Futures Strategy Fund ASG Tactical U.S. Market Fund	D D D D

Didier Jauneaux	Seeyond Multi-Asset Allocation Fund	A

Lawrence Jones	McDonnell Intermediate Municipal Bond Fund	A

Kevin P. Kearns	Loomis Sayles Strategic Alpha Fund	E

Peter A. Lee	ASG Global Alternatives Fund ASG Global Macro Fund ASG Managed Futures Strategy Fund ASG Tactical U.S. Market Fund	D A C C

Andrew W. Lo	ASG Global Alternatives Fund ASG Global Macro Fund ASG Managed Futures Strategy Fund ASG Tactical U.S. Market Fund	F A F E

Philippe P. Lüdi	ASG Global Alternatives Fund ASG Global Macro Fund ASG Managed Futures Strategy Fund ASG Tactical U.S. Market Fund	D A D C

Kevin H. Maeda	ASG Tactical U.S. Market Fund	A

Dawn Mangerson	McDonnell Intermediate Municipal Bond Fund	A

Robert S. Rickard	ASG Global Alternatives Fund ASG Global Macro Fund ASG Managed Futures Strategy Fund ASG Tactical U.S. Market Fund	A A A A

Robert W. Sinnott	ASG Global Alternatives Fund ASG Global Macro Fund ASG Managed Futures Strategy Fund ASG Tactical U.S. Market Fund	C C C C

Paul R. Stewart	Gateway Fund	G

Serena V. Stone	ASG Tactical U.S. Market Fund	A

Frank Trividic	Seeyond Multi-Asset Allocation Fund	A

Kenneth H. Toft	Gateway Equity Call Premium Fund Gateway Fund	E F

Todd P. Vandam	Loomis Sayles Strategic Alpha Fund	E

Steve Wlodarski	McDonnell Intermediate Municipal Bond Fund	A

Yufeng Xie	Seeyond Multi-Asset Allocation Fund	A

*	A. None E. $100,001 – $500,000
B. $1 – 10,000 F. $500,001 – $1,000,000
C. $10,001 – $50,000 G. over $1,000,000
D. $50,001 – $100,000

There are various reasons why a portfolio manager may not own shares of the Fund(s) he or she manages. One reason is that the Funds’ respective investment objective and strategies may not match those of the portfolio manager’s personal investment objective. Also, the portfolio manager may invest in other funds or pooled investment vehicles or separate accounts managed by the portfolio manager in a similar style to the Funds. Administrative reasons (such as facilitating compliance with an adviser’s or subadviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Natixis Funds.

Allocation of Investment Opportunity among the Funds and Other Investors Managed by the Advisers and/or Subadvisers; Cross Relationships of Officers and Trustees

AlphaSimplex. AlphaSimplex manages other accounts using investment strategies that may or may not be similar to those of the ASG Funds. A conflict of interest may exist in connection with AlphaSimplex’s management of the ASG Funds, on the one hand, and AlphaSimplex’s management of other accounts, on the other hand. AlphaSimplex makes investment decisions for each account based on the client’s investment objectives, policies, practices, cash flows, and other relevant investment considerations. Consequently, AlphaSimplex may purchase or sell securities or other instruments for one account and not for another account, and the performance of securities or other instruments purchased for one account may vary from the performance of securities or other instruments purchased for other accounts. Another conflict of interest may arise because accounts other than the Fund may have fee structures, such as performance-based fees, that differ from those of the ASG Funds. In addition, a potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the ASG Funds. Because of their roles in managing the ASG Funds, AlphaSimplex’s Portfolio Managers know the size, timing and possible market impact of Fund trades and this information could in theory be used to the detriment of the ASG Funds. AlphaSimplex has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and to address conflicts of interest relating to the management of multiple accounts. Finally, AlphaSimplex has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. The implementation of these procedures is monitored by AlphaSimplex’s Chief Compliance Officer.

NGAM Advisors (through Active Investment). NGAM Advisors may manage numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that may trade in the same securities. Despite such similarities, portfolio decisions relating to clients’ investments and the performance resulting from such decisions will differ from client to client. NGAM Advisors will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible clients. Further, in many instances, such as purchases of private placements or oversubscribed public offerings, it may not be possible or feasible to allocate a transaction pro rata to all eligible clients. Therefore, not all clients will necessarily participate in the same investment opportunities or participate on the same basis. In allocating investments among various clients (including in what sequence orders for trades are placed), however, NGAM Advisors will use its best business judgment and will take into account funds available to each client, the amount already committed by each client to a specific investment and the relative risks of the investment. It is NGAM Advisors’ policy to allocate to the extent practicable investment opportunities on a basis that NGAM Advisors in good faith believes is fair and equitable to each client over time.

Natixis AM US. Certain of the Fund’s portfolio managers may encounter situations in which they must determine how to allocate investment opportunities among various clients and other persons. The Adviser has written policies and procedures relating to the allocation of investment opportunities. These policies and procedures address the potential conflicts of interest that may arise as the portfolio managers allocate investment opportunities among the Fund and other clients. In allocating investment opportunities to client accounts, the Adviser first determines which of its clients will participate in such opportunity. The Adviser assesses whether an investment opportunity is appropriate for a particular client based on the client’s investment objectives, strategies and risk tolerance. Prior to allocating any investment opportunity to a client account, the Adviser determines what additional factors may restrict or limit the offering of an investment opportunity to the client. The Adviser then will, in its discretion, decide how to allocate such investment opportunity among the identified clients. To the extent a particular investment is suitable for multiple client accounts of the Adviser, such investment will be allocated among such client accounts in a manner that is fair and equitable over time under the circumstances to all clients. The Adviser’s exercise of its discretion in allocating investment opportunities with respect to a particular investment among such clients in this manner may not, and often will not, result in proportional allocations among such clients, and such allocations may be more or less advantageous to some clients relative to other clients. In exercising its discretion to allocate investment opportunities and fees and expenses, the Adviser may be faced with a variety of potential conflicts of interest. It is the Adviser’s policy not to favor or disfavor, consistently or consciously, any client account or class of client accounts in relation to any other client accounts. Further, the Adviser will not allocate investment opportunities based, in whole or in part, on the relative fee structure or amount of fees paid by any client or the profitability of any client. In addition, principal executive officers and other personnel of the Adviser may invest indirectly in and may be permitted to invest directly in clients and may therefore participate indirectly in investments made by the clients in which such personnel may invest. Such interests will vary among clients. The existence of these varying circumstances may present conflicts of interest in determining how much, if any, of certain investment opportunities to offer to a client.

Reich & Tang. Certain officers and employees of Reich & Tang have responsibility for portfolio management of other advisory accounts and clients of Reich & Tang (including other registered investment companies and accounts of affiliates of Reich & Tang) that may invest in securities in which the ASG Funds also invest. If Reich & Tang determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Reich & Tang to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Reich & Tang will allocate investment opportunities based on a number of considerations, including cash availability and/or liquidity requirements, including time the competing accounts have had funds available for investment or have had securities available for sale, investment objectives and restrictions, an account’s participation in other opportunities, tax considerations and the relative size of portfolio holdings of the same or comparable securities. It is Reich & Tang’s policy to allocate over a period of time, to the extent practicable, investment opportunities to each client on a fair and equitable basis relative to its other clients. The trustees are of the view that the benefits of retaining Reich & Tang as subadviser to the ASG Funds outweigh the disadvantages, if any, that may result from participating in such transactions.

Loomis Sayles. Loomis Sayles has organized its business into two investment groups: the Fixed Income Group and the Equity Group. The Fixed Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit such funds.

McDonnell. There may also be a conflict of interest in the allocation of investment opportunities between the Intermediate Municipal Bond Fund and other accounts which McDonnell advises. Although McDonnell will allocate investment opportunities in a manner, which it believes in good faith to be in the best interests of all the accounts involved, and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity, which comes to the attention of McDonnell, will be allocated in any particular manner. In particular, some of these other accounts may seek to acquire securities of the same issuer as the Fund, or to dispose of investments the Fund is seeking to acquire. In addition, other accounts advised by McDonnell have different investment objectives or considerations than the Fund; thus, decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. Notwithstanding this theoretical conflict of interest, it is McDonnell’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McDonnell has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time, and in a manner consistent with each account’s investment objectives and related restrictions.

Gateway. Gateway manages other accounts using investment strategies similar to that of the Equity Call Premium Fund and Gateway Fund (“the Funds”). A conflict of interest may exist if Gateway identifies a limited investment opportunity that may be appropriate for more than one account, but the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, Gateway may execute transactions for another account that may adversely impact the value of securities held by either Fund. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by Gateway are generally managed in a similar fashion, subject to exceptions, such as those resulting from different cash availability and/or liquidity requirements, investment restrictions or policies, the time competing accounts have had funds available for investment or have had investments available for sale, an account’s participation in other opportunities, tax considerations and the relative size of portfolio holdings of the same or comparable securities. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of equity securities, each Adviser or Subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission, if any, will be paid. However, the commissions charged are believed to be competitive with generally prevailing rates. Each Adviser or Subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions, if any, paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Adviser or Subadviser may place orders for the Funds which, combined with orders for the Adviser’s/Subadviser’s other clients, may impact the price of the relevant security. This could cause the Funds to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser or Subadviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Transactions on stock, option, and futures exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the OTC market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

AlphaSimplex

In arranging for the purchase and sale of clients’ portfolio securities, AlphaSimplex takes numerous factors into consideration. These include any legal restrictions, such as those imposed under the securities laws and the Employee Retirement Income Security Act of 1974, and any client-imposed restrictions. Within these constraints, AlphaSimplex will employ or deal with members of the securities exchanges and other brokers and dealers as may in its judgment implement the policy of seeking best execution (i.e., prompt and reliable execution at the most favorable prices obtainable under the prevailing market conditions) of portfolio transactions. It is not AlphaSimplex’s current practice to enter into “soft dollar” arrangements but AlphaSimplex does consider all services when executing transactions with a broker. As such, AlphaSimplex may utilize research and other products that provide lawful and appropriate assistance to AlphaSimplex in carrying out its investment-making responsibilities, as permitted under the safe harbor of Section 28(e) of the Securities and Exchange Act of 1934. As long as it is lawful and appropriate to do so, AlphaSimplex may use this research and data in its investment advisory capacities with other clients. Clients may obtain other services from brokers in connection with investment transactions with brokers. Such services will be limited to services that would otherwise be a client expense.

In determining the abilities of a broker or dealer to obtain best execution of portfolio transactions, while the lowest price may be one factor, AlphaSimplex will consider all relevant factors, including the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts’ portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency, and confidentiality; the broker’s or dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; and other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. AlphaSimplex will not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but will weigh a combination of the preceding factors.

AlphaSimplex has no duty or obligation to seek in advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transaction or to select any broker on the basis of its purported or “posted” commission rate, but will endeavor to be aware of the current level of the charges of eligible brokers and to minimize the expense incurred for effecting portfolio transactions to the extent consistent with the interests and policies of the accounts. Although AlphaSimplex generally seeks competitive commission rates, it will not necessarily pay the lowest commission or commission equivalent. Transactions may involve specialized services on the part of the broker or dealer involved and thereby entail higher commissions or their equivalents than would be the case with other transactions requiring more routine services.

Certain customers of AlphaSimplex may also be customers of broker-dealers through which AlphaSimplex may utilize executing and/or clearing brokerage services. Although AlphaSimplex may execute or clear through these broker-dealers, AlphaSimplex is under no obligation to do so.

Portfolio transactions for each client account are generally completed independently, except when AlphaSimplex is in the position of buying or selling the same security for a number of its clients under the same conditions (e.g., limit prices) at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In such a case, some clients would receive the benefit of the more-favorable prices while others would not. In order to more equitably allocate the effects of such market fluctuations, AlphaSimplex has adopted the following aggregation procedures. For purposes of aggregating client orders for futures contracts and forward contracts for all clients, each client that participates in an aggregated order will participate in that order based on the price received and the inception date of the client’s account. The account with the oldest inception date will always receive the highest fill prices and the account with the most recent inception date will receive the lowest fill prices. Any advantages the oldest accounts may receive on the sell orders are theoretically offset by the disadvantages on the buy orders. For purposes of aggregating client orders for all other securities for all clients, each client that participates in an aggregated order will participate at the average price for all AlphaSimplex’s transactions in that security on a given business day and transaction costs will be shared pro rata based on each client’s participation in the transaction. If the aggregated order is partially filled, it will be allocated among clients pro rata.

NGAM Advisors (through Active Investment)

In placing securities trades with brokers or dealers, NGAM Advisors’ primary policy is to execute all purchase and sales at the most favorable prices consistent with best execution. Best price, giving effect to brokerage commissions, if any, and other transaction costs, is normally an important factor in this decision, but the selection also takes into account the quality of brokerage services, including such factors as execution capability, willingness to commit capital, financial stability, and clearance and settlement capability. The reasonableness of brokerage commissions paid by client accounts over which NGAM Advisors has discretion to choose the broker is evaluated on an on-going basis. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

It is NGAM Advisors’ current policy not to receive products or services in return for client commission dollars. However, in the future, NGAM Advisors may revise its policies and receive so-called soft-dollar products or services that provide lawful assistance to NGAM Advisors in its investment decision-making process in accordance with applicable federal securities laws.

NGAM Advisors may advise accounts that have similar investment objectives and investment opportunities which are suitable for more than one such account. Where advisory accounts have competing interests in a limited investment opportunity, NGAM Advisors generally allocates purchase and sale opportunities on a basis that it, in good faith, believes is fair and equitable to such eligible client over time. In making such allocations, NGAM Advisors may consider, among other things, the relative time that the competing accounts have had funds available for investment, the relative amount of available funds, relative cash requirements for the competing accounts and the time that the competing accounts have had investments available for sale.

NGAM Advisors may, but need not, aggregate or “bunch” orders for funds for which it has investment discretion in circumstances in which NGAM Advisors believes that bunching will result in a more favorable overall execution. Where appropriate and practicable, NGAM Advisors may bunch a client’s trades with trades of other clients and with trades of pooled vehicles in which NGAM Advisors personnel have a beneficial interest pursuant to an allocation process NGAM Advisors in good faith considers to be fair and equitable to all clients over time.

Natixis AM US

In placing portfolio transactions for clients, the Adviser seeks to obtain the “best execution” for client accounts, taking into account the price of a security offered by the broker-dealer, as well as a broker-dealer’s responsiveness, probability of execution and settlement, size of order relative to market liquidity, global relationship factors, and the Adviser’s legal and credit assessment of the broker-dealer, among other factors. “Best execution” means obtaining for the client account the lowest total cost (in purchasing a security) or highest total proceeds (in selling a security), taking into account the circumstances of the transaction and the reputability and reliability of the executing broker or dealer.

In order to monitor best execution, the Adviser periodically monitors broker-dealers to assess the quality of execution of brokerage transactions effected on behalf of the Adviser and its clients. The Adviser monitors client accounts for compliance with its policy on best execution, based on information and reviews of the Adviser’s Best Execution Committee. The Adviser’s Best Execution Committee evaluates, on a quarterly basis, the execution performance of broker-dealers used to execute client transactions and brokers used by the portfolio managers can only be selected from a list provided by the Best Execution Committee. The Adviser maintains a schedule of approved brokers, along with commission schedules and other information deemed relevant to support the conclusions reached with respect to each of the aforementioned best execution evaluations/reviews (e.g., broker-dealer eligibility and execution performance).

Reich & Tang

With respect to the portion of the Funds’ assets managed by Reich & Tang, the purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are generally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid for such purchases and the Funds do not currently anticipate paying brokerage commissions. Should the Funds pay a brokerage commission on a particular transaction, the Funds would seek to effect the transaction at the most favorable available combination of best execution and lowest commission. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask price.

No portfolio transactions are executed with Reich & Tang or its affiliates acting as principal. In addition, the Funds will not buy bankers’ acceptances, certificates of deposit or commercial paper from Reich & Tang or its affiliates. Reich & Tang does not earn “soft dollars” when trading in fixed-income securities. When trading equity securities,

Reich & Tang may earn soft dollars through its regular trading. Reich & Tang’s receipt of brokerage and research products may be a factor in its selection of a broker or dealer to execute transactions for the Funds where Reich & Tang believes that the broker or dealer will provide the best execution of the transactions. Such brokerage and research services may be paid for with Reich & Tang’s own assets or may, in connection with transactions in securities effected for client accounts for which Reich & Tang exercises investment discretion, be paid for with client commissions.

The frequency of transactions and their allocation to various dealers is determined by Reich & Tang in its best judgment and in a manner deemed to be in the best interest of shareholders of the Funds. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Investment decisions for the Funds will be made independently from those for any other accounts or investment companies that may be or become managed by Reich & Tang or its affiliates. If, however, the Funds and other investment companies or accounts managed by Reich & Tang are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Funds or the size of the position obtainable for the Funds. In addition, when purchases or sales of the same security for the Funds and for other investment companies managed by Reich & Tang occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.

Loomis Sayles

Investments in Fixed-Income Securities

In placing orders for the purchase and sale of fixed-income securities for a Fund, Loomis Sayles always seeks the best price and execution. Some of the Funds’ portfolio transactions are placed with brokers and dealers that provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to the Funds, or other investment companies advised by Loomis Sayles. The business would not be so placed if the Fund would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis Sayles. The services may also be used by Loomis Sayles in connection with its other advisory accounts, and in some cases may not be used with respect to the Funds.

Investments in Equity Securities

In placing orders for the purchase and sale of equity securities for the Funds, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Loomis Sayles may place orders for a Fund which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker, but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution systems that in Loomis Sayles’ opinion can provide the best overall net results for its clients. Fixed-income securities generally are purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars”) provided by such brokers-dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, (g) fair dealing, and (h) the quality of the overall brokerage and research services provided by the broker-dealer.

Soft Dollars

Loomis Sayles’ receipt of brokerage and research products or services are factors in Loomis Sayles’ selection of a broker-dealer to execute transactions for the Funds where Loomis Sayles believes that the broker-dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”). Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are services that are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker-dealer may include (a) products and services created by such broker-dealer, (b) products and services created by other broker-dealers, and (c) products and services created by a third party. All soft dollar services are reviewed and approved by Loomis Sayles’ Chief Compliance Officer.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses, and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, the Loomis Sayles Funds may pay a broker-dealer an amount of commission for effecting a transaction for the Funds in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker-dealer, viewed in terms of either the particular transaction or Loomis Sayles’ overall responsibilities to the accounts as to which Loomis Sayles exercises investment discretion.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Strategic Alpha Fund, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts, including the Strategic Alpha Fund, that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Strategic Alpha Fund, as described above.

For purposes of this soft dollars discussion, the term “commission” may include commissions paid to brokers in connection with transactions effected on an agency basis. Loomis Sayles does not generate “soft dollars” on fixed-income transactions. However, certain fixed-income funds that invest in equities may generate soft dollars on said equity transactions. Furthermore, certain fixed-income accounts that invest in equities may prohibit soft dollars.

Client Commission Arrangements

Loomis Sayles has entered into client commission arrangements (“CCAs”) (also known as commission sharing arrangements) with some of its key broker-dealer relationships. Over the past few years, Loomis Sayles has significantly reduced the number of brokers with which it will trade. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients’ equity trading with broker-dealers who unbundle their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution and research and research services. The execution rates Loomis Sayles has negotiated with such firms vary depending on the difficulty of the orders Loomis Sayles has asked the CCAs to execute.

Pursuant to the CCAs Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker-dealers and third party services from this pool for the research and research services such firms have provided to Loomis Sayles.

The CCAs enable Loomis Sayles to strengthen its relationships with its key broker-dealers, and limit the broker-dealers with whom it trades to those with whom it has a FIX connectivity, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components of commissions enables Loomis Sayles to manage commissions more efficiently and to provide greater transparency to its clients in their commission reports.

These CCAs are deemed to be soft dollar arrangements and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28(e) of the 1934 Act as well as the Commission Guidance Regarding Client Commission Practices under Section 28(e) in the SEC Release No. 34-54165 dated July 18, 2006.

In addition to trading with the CCA broker-dealers discussed above, Loomis Sayles continues to trade with full service broker-dealers and ECNs and ATSs and other electronic systems.

McDonnell

Municipal and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Intermediate Municipal Bond Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark-up or reflect a dealer’s mark-down.

Gateway

As discussed in more detail below, Gateway’s receipt of brokerage and research products may sometimes be a factor in Gateway’s selection of a broker or dealer to execute transactions for the Funds where Gateway believes that the broker or dealer will provide the best execution of the transactions. Such brokerage and research services may be paid for with Gateway’s own assets or may, in connection with transactions in securities effected for client accounts for which Gateway exercises investment discretion, be paid for with client commissions (the latter sometimes referred to as “Soft Dollars”).

In effecting portfolio transactions for the Funds, Gateway is obligated to seek best execution, which is to execute the Fund’s transactions where the most favorable combination of price and execution services are available (“best execution”), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking best execution, Gateway, in the Fund’s best interest, considers all relevant factors, including:

•	price;

•	the size of the transaction;

•	the nature of the market for the security;

•	the amount of commission;

•	the timing of the transaction taking into account market prices and trends;

•	the reputation, experience and financial stability of the broker-dealer involved;

•	the quality of service rendered by the broker-dealer in other transactions.

Gateway may not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for it, nor may the Funds or Gateway enter into any agreement or understanding under which the Fund directs brokerage transactions or revenues generated by those transactions to brokers to pay for distribution of Fund shares. Nevertheless, the Funds or Gateway may place portfolio transactions with brokers or dealers who promote or sell Fund shares so long as such placements are made pursuant to policies approved by the Fund’s Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. Closing option transactions are usually effected through the same broker-dealer that executed the opening transaction.

The Trust has no obligation to deal with any broker or dealer in the execution of its transactions. Transactions in the OTC market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for OTC securities. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Trust may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Gateway’s obligation to obtain best qualitative execution.

While Gateway does not intend to limit the placement of orders to any particular broker or dealer, Gateway generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical or other services to Gateway and/or the Trust. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if Gateway determines that they are reasonable in relation to the value of the services provided. The availability of such services was taken into account in establishing the advisory fee. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by Gateway in servicing all of its accounts and may not be used with respect to the Fund. Similarly, specific research services furnished by brokers who execute transactions for other Gateway clients may be used by Gateway for the benefit of the Trust.

General

Subject to procedures adopted by the Board, the Funds’ brokerage transactions may be executed by brokers that are affiliated with Natixis US or the Advisers or Subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with the Trusts are prohibited from dealing with the Trusts’ funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds’ dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, each Adviser or Subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Funds toward the reduction of the Funds’ expenses.

It is expected that the portfolio transactions in fixed-income securities generally will be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUSTS

The Declarations of Trust of Natixis Funds Trust II and Gateway Trust permit the trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Funds represents an equal proportionate interest in the Funds with each other share of the Funds and is entitled to a proportionate interest in the dividends and distributions from the Funds. The Declarations of Trust further permit the Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Board and to cast a vote for each share you own at shareholder meetings. The shares of the Funds do not have any preemptive rights. Upon termination of the Funds, whether pursuant to liquidation of a Trust or otherwise, shareholders of each class of the Funds are entitled to share pro rata in the net assets attributable to that class of shares of the Funds available for distribution to shareholders. The Declarations of Trust also permit the applicable Board to charge shareholders directly for custodial, transfer agency and servicing expenses.

The shares of all the Funds have at least three classes: Class A, Class C and Class Y. The Global Alternatives Fund also offers Class N shares. As described in the Prospectuses, Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Class A, Class C and Class N shares. All expenses of the Funds (including advisory fees) are borne by its Class A, Class C, Class N and Class Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Class A and Class C and may be charged at a separate rate to each such class and for Global Alternatives Fund, transfer agency fees. Transfer agency fees for Class A, Class C, and Class Y shares of Global Alternatives Fund are borne on a pro rata basis. Class N transfer agency fees are borne directly by that class. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of the Funds for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of a Fund and Trust. Any general expenses of the Trusts that are not readily identifiable as belonging to a particular class of the Funds are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trusts are allocated to the separate books of account of each series of the Trusts, certain expenses may be legally chargeable against the assets of all of the series in a Trust.

The Declarations of Trust also permit the Board, without shareholder approval, to subdivide the Funds or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. The Board may also, without shareholder approval, establish one or more additional series or classes or, with shareholder approval, merge two or more existing series or classes. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

The Declarations of Trust provide for the perpetual existence of the Trusts. The Trusts or the Funds, however, may be terminated at any time by vote of at least two-thirds of each series of the Trust entitled to vote. In addition, the Funds may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Funds. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declarations of Trust further provide that the Board may also without shareholder approval terminate the Trusts or Funds upon written notice to their shareholders.

VOTING RIGHTS

Shareholders of all Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of trustees and the termination of a Trust and on other matters submitted to the vote of shareholders.

Shareholders of Natixis Funds Trust II and Gateway Trust have identical voting rights to each other. All classes of shares of each Fund have identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of a Trust then entitled to vote shall, except as otherwise provided in the by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except (1) when required by the 1940 Act, or when the trustees shall have determined that the matter affects one or more series or class of shares materially differently, shares shall be voted by individual series or class and (2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trusts’ independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trusts voted (assuming a quorum is present in person or by proxy) is required to amend a Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trusts’ registration statement, or (4) is submitted to the shareholders by the trustees. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the other funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declarations of Trust further provide that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds’ shares for sale, but it is possible that a Trust might become liable for any misstatements in a prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined prospectus for Funds of the Trusts.

HOW TO BUY SHARES

The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds or to the Fund’s custodian bank.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House (“ACH”) or by exchange, as described in the Prospectuses

, or through firms that are members of FINRA and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the NYSE on a day when the NYSE is open. For purchases through the ACH system, the shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

Shareholders, other than Class N shareholders, may use Natixis Funds Personal Access Line® (800-225-5478, press 1) or Natixis Funds website (ngam.natixis.com) to purchase Fund shares. For more information, see the section “Shareholder Services” in this Statement.

At the discretion of the Distributor, bank trust departments or trust companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information. At the discretion of the Distributor, clients of NGAM Advisors may purchase, at NAV, Class A shares of Natixis Funds that do not offer Class Y shares.

Class N shares may be purchased only by employer-sponsored retirement plans, which include 401(k) plans, 457 plans, 401(a) plans (including profit-sharing and money purchase pension plans), 403(b) and 403(b)(7) plans, defined benefit plans, non-qualified deferred compensation plans, Taft Hartley multi-employer plans and retiree health benefit plans. Such shares are not eligible to be purchased, exchanged or redeemed through the website or through the Personal Access Line®.

Shareholders of the Funds in Class Y may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectus of the relevant Fund.

REDEMPTIONS

The procedures for redemption of shares of a Fund are summarized in its Prospectuses. As described in the Prospectuses, a CDSC may be imposed on certain redemptions of Class A and Class C shares. For purposes of the CDSC, an exchange of shares from one Fund to shares of the same class in another Fund is not considered a redemption or a purchase. For federal income tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. The charge will not be applied to dollar amounts representing an increase in the NAV of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file. Please contact the Funds at 800-225-5478 with any questions regarding when a medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll-free 800-225-5478. As noted above, Class N shares are not eligible to be redeemed through the website or through the Personal Access Line®. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is closed will receive the next business day’s closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request, although it may take longer.

A shareholder automatically receives access to the ability to redeem shares by telephone following the completion of the Fund application, which is available at ngam.natixis.com or from your investment dealer. When selecting the service, a shareholder may have the withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated or addition of a new bank account may be made by furnishing to Boston Financial or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee or a Signature Validation Program Stamp. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, Boston Financial (the Funds’ transfer agent) and State Street Bank (the Funds’ custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

The redemption price will be the NAV per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation is received by the transfer agent or your investment dealer in proper form. Payment normally will be made by the Funds within seven days thereafter. Shares purchased by check or through ACH may not be available immediately for redemption to the extent the check or ACH transaction has not cleared. The Funds may withhold redemption proceeds for ten days when redemptions are made within ten calendar days of purchase by check or through ACH.

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Funds), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption occurring within one year of death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

The CDSC also may be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Natixis Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

In order to redeem shares electronically through the ACH system, a shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone or online request must be received no later than the close of the NYSE. Upon receipt of the required information, the appropriate number of shares will be redeemed and the monies forwarded to the bank designated on the shareholder’s application through the ACH system. The redemption will be processed the day the telephone call or online request is made and the monies generally will arrive at the shareholder’s bank within three business days. The availability of these monies will depend on the individual bank’s rules.

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind, if NGAM Advisors determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will generally, but will not necessarily, result in a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period.

The Funds do not currently impose any redemption charge other than the CDSC imposed by the Funds’ Distributor, as described in the Prospectuses. The Board reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for U.S. federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also the section “Taxes.”

The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after a Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute.

Reinstatement Privilege (Class A Shares Only)

The Prospectuses describe redeeming shareholders’ reinstatement privileges for Class A shares. In order to exercise the reinstatement privilege, you must return your uncashed redemption check or provide a new investment check made payable to Natixis Funds and written notice to Natixis Funds (directly or through your financial representative) within 120 days of your redemption. The reinstatement will be made at NAV next determined after receipt of the notice and the check in good order and will be limited to the amount of the redemption proceeds.

When shares are reinstated, the redemption will still constitute a sale for U.S. federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the “wash sale” rule if a loss is realized at the time of the redemption.

SHAREHOLDER SERVICES

Class N shares are offered exclusively through intermediaries (who will be the record owner of such shares), are intended primarily for employer-sponsored retirement plans held in an omnibus fashion, and are not available for purchase by individual investors. Class N shares are not eligible to be purchased, exchanged or redeemed through the website or through the Personal Access Line®.

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Funds will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued or honored for any class of shares.

The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Minimum Balance Policy

The Funds’ minimum balance policy is described in the Prospectuses.

Automatic Investment Plans

Subject to each Fund’s investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis under the Investment Builder Program by authorizing the Fund to draw from an investor’s bank account. A plan in Class A and Class C shares may be opened with an initial investment of $1,000 or the fund minimum for Class Y shares or more and thereafter regular monthly checks of $50 or more will be drawn on the investor’s account. In the case of Class N and Class Y shares, there is no investment minimum and no dollar requirement for regular monthly checks. (Shareholders with accounts participating in Natixis Funds’ Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 or more into those accounts). The reduced minimum initial investment pursuant to an automatic investment plan for Class A and Class C shares is referred to in the Prospectuses. A Service Options Form must be completed to open an automatic investment plan and may be obtained by calling the Funds at 800-225-5478 or your investment dealer or by visiting the Funds’ website at ngam.natixis.com.

This program is voluntary and may be terminated at any time by Boston Financial upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor by written notice to Boston Financial, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation or by written notice to the shareholder at least thirty days prior to any payment date. The Funds are under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits

The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans and retirement plans for public school systems and certain tax-exempt organizations.

The minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectuses. For these plans, initial investments in a Fund for Class A and Class C shares must be at least $1,000 for IRAs and Keogh plans using the Natixis Funds’ prototype document and $500 for Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is no initial or subsequent investment minimum for SIMPLE IRAs using the Natixis Funds’ prototype documents. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

Certain retirement plans may also be eligible to purchase Class N and Class Y shares. See the Prospectuses for details.

Systematic Withdrawal Plans (All Classes)

An investor owning a Fund’s shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan (a “Plan”) providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from Boston Financial, your investment dealer or by visiting the Funds’ website at www.ngam.natixis.com. Withdrawals may be paid to a person other than the shareholder if a Medallion signature guarantee is provided. Please consult your investment dealer or the Funds.

A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account’s market value or (3) for Natixis sponsored IRA accounts only, a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.).

In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. No CDSC applies to redemptions pursuant to the Plan.

Income dividends (except for Intermediate Municipal Bond Fund) and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) based upon the NAV determined as of the close of regular trading on the NYSE on the ex-dividend date. Ordinary income dividends for Intermediate Municipal Bond Fund are reinvested monthly based upon the NAV determined as of the close of the NYSE on the last business day of the month.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in NAV. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See the sections “Redemptions” and “Taxes” for certain information as to U.S. federal income taxes.

It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. Natixis Funds may modify or terminate this program at any time.

Because of statutory restrictions this Plan may not be available to pension or profit-sharing plans and IRA plans that have State Street Bank as trustee. Different documentation may be required.

Dividend Diversification Program

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased based upon the selected Fund’s NAV (without a sales charge or CDSC) determined as of the close of regular trading on the NYSE on the ex-dividend date for each dividend and distribution. A dividend diversification account must be registered to the same shareholder as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund’s minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Natixis Fund, you must obtain and carefully read a copy of that Fund’s Prospectus.

Exchange Privilege

A shareholder may exchange Class A, Class C, Class N and Class Y shares of the Funds for shares of the same class of a Natixis Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative NAVs at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. When an exchange is made from the Class A or Class C shares of the Funds to the same class of shares of another fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC. If you own Class Y shares, you may exchange those shares for Class Y shares of other funds, for Institutional Class shares of any series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares. Shareholders who were shareholders of the Gateway Predecessor Fund as of the date of the Reorganization and (1) whose account value is $100,000 or more or (2) whose account otherwise meets the eligibility requirements for Class Y, may exchange their Class A shares for Class Y shares of the Gateway Fund. Shareholders who hold their shares through certain financial intermediaries may not be eligible to convert their Class A shares to Class Y shares. These options are summarized in the Funds’ Prospectuses. An exchange may be effected, provided that neither the registered name nor address of the accounts is different by (1) a telephone request to the Funds at 800-225-5478, (2) a written exchange request to the Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or (3) visiting our website at ngam.natixis.com. You must acknowledge receipt of a current Prospectus for the Funds before an exchange for the Funds can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total NAV of your account, whichever is less.

Accounts participating in or moving into wrap-fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund and may also exchange Class C shares of a fund for Class A shares or Class Y shares of the same fund. Any account with an outstanding contingent deferred sales charge (“CDSC”) liability will be assessed the CDSC before converting to either Class A or Class Y shares. Accounts converting from Class C shares to Class A shares will not be subject to any Class A sales charges as a result of the initial conversion or any subsequent purchases of Class A shares in such accounts. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Class A shares of a fund acquired by trustees, former trustees, employees of affiliates of the Natixis Funds, individuals who are affiliated with any Natixis Fund (including spouses, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans (collectively, “Natixis affiliated shareholders”) may be exchanged for Class Y shares of the same fund without payment of a CDSC. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

In certain limited circumstances, accounts participating in wrap fee programs or held through a registered investment adviser may exchange Class Y shares of a Fund for Class A shares of the same Fund. Class Y shares may be converted to Class A shares of the same Fund if the Class Y shares are held in an investment option or program that no longer permits the use of Class Y shares in that option or program or if the shareholder otherwise becomes ineligible to participate in Class Y shares. Exchanges from Class Y shares to Class A shares will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Class A or Class Y shares of a Fund held in an omnibus fashion by employer-sponsored retirement plans may be exchanged for Class N shares of the same Fund but must be held in omnibus position in Class N. See the section “How to Buy Shares.” Any account with an outstanding CDSC liability will be assessed the CDSC before converting to Class N shares. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Due to operational limitations at your financial intermediary, your ability to exchange between share classes of the same fund may be limited. Please consult your financial representative for more information.

All exchanges are subject to the eligibility requirements of the Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of such Funds may be legally sold. Each Fund reserves the right to suspend or change the terms of exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund.

Before requesting an exchange into any other Natixis Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Boards of Trustees reserve the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days’ advance notice of any material change to the exchange privilege.

Automatic Exchange Plan

As described in the Prospectuses, a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The Fund minimum of the new fund must be met in connection with each investment. Exchanges may be processed on any day of the month (or the first business day thereafter if the exchange date is not a business day) until the account is exhausted or until Boston Financial is notified in writing or by calling Natixis Funds at 800-225-5478 to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from Boston Financial, your financial representative or by visiting our website at ngam.natixis.com.

Restrictions on Buying, Selling and Exchanging Shares

As stated in each Fund’s Prospectuses, each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by a Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s NAV next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than market open, Eastern Time, following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

Transcripts of account transactions will be provided, free of charge, at the shareholder’s request.

Self-Servicing Your Account with Natixis Funds Personal Access Line® and Website (All Classes Except Class N)

Natixis Funds shareholders may access account information, including share balances and recent account activity online, by visiting our website at ngam.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification numbers (PIN). In addition, you may restrict these privileges from your account by calling Natixis Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our website at ngam.natixis.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following Natixis Funds Online and Telephonic Customer Agreement. This agreement is also posted on our website. The initiation of any activity through the Natixis Funds Personal Access Line(R) or website at ngam.natixis.com by an investor shall indicate agreement with the following terms and conditions:

Natixis Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this website and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE NATIXIS FUNDS.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NATIXIS FUNDS PERSONAL ACCESS LINE(R).

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that Natixis Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Natixis Funds is not responsible for incorrect data received via the internet or telephonically from you or any person believed to be you. Transactions submitted over the internet and telephonically are solely your responsibility and Natixis Funds makes no warranty as to the correctness, completeness or accuracy of any transmission. Similarly, Natixis Funds bears no responsibility for the performance of any computer hardware, software or the performance of any ancillary equipment and services such as telephone lines, modems or internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Natixis Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our website that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Natixis Funds if any of the following occurs:

1.	You do not receive confirmation of a transaction submitted via the internet or telephonically within five (5) business days.

2.	You receive confirmation of a transaction of which you have no knowledge and which was not initiated or authorized by you.

3.	You transmit a transaction for which you do not receive a confirmation number.

4.	You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5.	You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the Natixis Funds Personal Access Line(R) or the Natixis Funds internet site including telephone line costs and internet service provider costs are solely your responsibility.

Similarly, Natixis Funds makes no warranties concerning the availability of internet services or network availability. Natixis Funds reserves the right to suspend, terminate or modify the internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NATIXIS FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to Natixis Funds should be sent to:

All account types excluding SIMPLE IRAs:

Natixis Funds

P. O. Box 219579

Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

Simple IRA shareholders please use:

Natixis Funds

P. O. Box 8705

Boston, MA 02266-8705

Notification may also be made by calling 800-813-4127 during normal business hours.

NET ASSET VALUE

The method for determining the public offering price and NAV per share is summarized in the Prospectuses.

The total NAV of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. Each Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the Adviser and Subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser or Subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

•	Equity securities (including closed-end investment companies and exchange-traded funds (“ETFs”)), exchange traded notes, rights, and warrants — last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In the event that a sale price or bid quotation is unavailable, unlisted equity securities (except unlisted preferred equity securities discussed below) are valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations from foreign markets are subject to the Funds’ fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

•	Debt Securities and unlisted preferred equity securities — evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

•	Bilateral Swaps — Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps and bilateral standardized index total return swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

•	Centrally Cleared Swaps — settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

•	Options — domestic exchange-traded single name equity options contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on domestic indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. OTC currency options and swaptions are priced at the mid-price (between the bid price and the ask price) supplied by an independent pricing service, if available. Other OTC options contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. Under normal market conditions, the Gateway Fund and the Gateway Equity Call Premium Fund will generally consider the value of domestic exchange-traded S&P 500® index options determined at the close of trading on the CBOE (normally 4:15 p.m., Eastern Time) to be the value at the close of the NYSE (normally 4:00 p.m., Eastern Time). However, if a significant change in the value of the S&P 500® contracts is considered to have occurred between the close of the NYSE and the close of the CBOE, the Gateway Fund and the Gateway Equity Call Premium Fund will consider the closing price on the CBOE to not reflect the value of the S&P 500® index options at the close of the NYSE. In such circumstances the S&P 500® index options will be fair valued by or pursuant to procedures approved by the Board. On the last business day of the month, the funds will fair value S&P 500® index options using the closing rotation values published by the CBOE. Valuations from foreign markets are subject to the Funds’ fair value policies described below.

•	Futures — current settlement price on the exchange on which the Adviser or Subadviser believes that, over time, they are traded most extensively. Valuations from foreign markets are subject to the Funds’ fair value policies described below.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser or Subadviser pursuant to procedures approved by the Board of Trustees. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

The per share NAV of a class of each Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class. The public offering price of a Class A share of a Fund is the NAV per share plus a sales charge as set forth in each Fund’s Prospectus.

REDUCED SALES CHARGES

The following special purchase plans are summarized in the Prospectuses and are described in greater detail below. Investors should note that in many cases, the broker, and not the Funds, is responsible for ensuring that the investor receives current discounts.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure you obtain the proper “breakpoint” discount. In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Distributor and your financial intermediary, in writing, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries, and your family members’ and other related parties’ accounts, in order to verify your eligibility for the reduced sales charge.

Cumulative Purchase Discount

A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder’s “total investment” in the Fund reaches the breakpoint for a reduced sales charge in the table in the section “How Sales Charges Are Calculated – Class A Shares” in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charges, to the current public offering price of all series and classes of shares of the Natixis Funds held by the shareholder in one or more accounts. Certain shares held through Loomis Sayles Distributors, L.P. may not be eligible for this privilege. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies.

Letter of Intent

A Letter of Intent (a “Letter”), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder’s intended aggregate purchases of all series and classes of the Trusts and other Natixis Funds over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment. Certain shares held though Loomis Sayles Distributors, L.P. may not be eligible for this privilege.

A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Funds’ transfer agency.

The Funds’ transfer agent will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to the Funds’ transfer agent the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes the Funds’ transfer agent to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts

For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder’s total investment (calculated at the current public offering price) in all series and classes of the Natixis Funds with the purchases and total investment of the shareholder’s spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those previously mentioned, single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceeds a sales charge breakpoint as disclosed in the Prospectuses, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies. Certain shares held though Loomis Sayles Distributors, L.P. may not be eligible for this privilege.

For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions will automatically be linked with those of participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation.

Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

Clients of the Advisers

Investment advisory clients of NGAM Advisors and each Adviser may invest in Class Y shares of the Funds below the minimums stated in the Class Y Prospectus. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of an adviser to any series of the Trusts or another Natixis Fund; any director, officer or partner of a client of an adviser to any series of the Trusts or another Natixis Fund; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trusts or another Natixis Fund if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trusts or another Natixis Fund. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase. In addition, the front-end sales charge or CDSC may be waived for investments in Class A shares, for Funds that do not offer Class Y shares, by clients of an adviser to any series of the Trusts or another Natixis Fund.

Eligible Governmental Authorities

There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts

Class A shares of any Fund may be purchased at NAV by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and “rabbi trusts.” Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations

Class A shares of any Fund also may be purchased at NAV through certain broker-dealers or financial services organizations without any transaction fee. Such organizations may also receive compensation paid by NGAM Advisors, or its affiliates out of their own assets (as described in the section “Distribution Agreements and Rule 12b-1 Plans”), or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

Certain Clients of Financial Intermediaries

Class A shares may be offered without front-end sales charges or a CDSC to clients of a financial intermediary that has entered into an agreement with the Distributor and has been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee.

Certain Retirement Plans

Class A shares of the Funds are available at NAV for investments by participants in certain employer-sponsored retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific intermediary; consult your financial adviser.

Bank Trust Departments or Trust Companies

Class A shares of the Funds are available at NAV for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

DISTRIBUTIONS

As described in the Prospectuses, it is the policy of each Fund to pay its shareholders at least annually according to the schedule specified in the Fund’s Prospectuses, as dividends, all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized long-term and short-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends (except for Intermediate Municipal Bond Fund) and capital gain distributions are reinvested based upon the NAV determined as of the close of the NYSE on the ex-dividend date for each dividend or distribution. Ordinary income dividends for Intermediate Municipal Bond Fund are reinvested monthly based upon the NAV determined as of the close of the NYSE on the last business day of the month. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Natixis Funds, contacting Natixis Funds at 1-800-225-5478 or visiting ngam.natixis.com to change your distribution option. In order for a change to be in effect for any dividend or distribution, it must be received by the Funds on or before the record date for such dividend or distribution.

If a dividend or capital gain distribution check remains uncashed for six months and your account is still open, the Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be cancelled. In addition, future dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check.

As required by federal law, U.S. federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year early in the succeeding year.

TAXES

The following discussion of certain U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situations and the possible application of foreign, state and local tax laws.

Taxation of the Funds

Each Fund has elected or intends to elect and to qualify each year for the special tax treatment accorded to RICs under Subchapter M of the Code. In order to so qualify, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of the Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to not more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested (1) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, in each case determined with reference to any capital loss carryforwards) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% of gross income requirement described in (i) above, income derived by a Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a QPTP (a partnership (a) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (b) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

The 90% of gross income requirement described in (i) above will significantly limit the ability of the Funds to invest directly in commodities and certain commodity-related instruments. Each of the ASG Funds, with the exception of the Tactical U.S. Market Fund, intends to invest in a wholly-owned non-U.S. subsidiary that would in turn make commodity and commodity-related investments. The ASG Global Alternatives Fund and ASG Managed Futures Strategy Fund have each obtained a private letter ruling from the IRS to the effect that income of the subsidiary that is attributed to the Fund will be qualifying income without regard to whether such income is distributed by the subsidiary to the applicable Fund in the taxable year earned. In July 2011, the IRS stopped issuing rulings regarding the treatment of income a RIC earns from wholly-owned foreign subsidiaries. Given the ongoing suspension of letter rulings by the IRS, the ASG Global Macro Fund has not obtained such a letter ruling from the IRS. In the absence of such a letter ruling, the subsidiary of the ASG Global Macro Fund intends to operate in a manner such that income attributed to the Fund will be qualifying income, including by distributing its income to the ASG Global Macro Fund each year. The diversification requirement described in (ii) above limits a Fund’s investment in its wholly-owned subsidiary to 25% of the value of the Fund’s total assets.

The tax treatment of certain derivative instruments in which a Fund might invest is not certain and may bear on the Fund’s ability to qualify as a RIC under the Code. In particular, it is unclear how such instruments, and the income or gains therefrom are treated under the gross income or diversification tests applicable to RICs. In the event the Fund were not to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits would be taxable to shareholders as dividend income, as further described below.

For purposes of the diversification requirements set forth in (ii) above, “outstanding voting securities of an issuer” includes the equity securities of a QPTP. Also for purposes of the diversification requirements in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to satisfy the diversification requirements.

Assuming that it qualifies for treatment as a RIC, each Fund will not be subject to U.S. federal income tax on income that is distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to satisfy the income, diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gain, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for the special tax treatment accorded to RICs under the Code.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amount retained. Each Fund also intends to distribute annually all or substantially all of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who then in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their respective shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. federal income tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if a Fund retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or certain late-year ordinary losses (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary losses attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a fund-level tax. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. See the most recent annual shareholder report for each Fund’s available capital loss carryforwards (if any) as of the end of its most recently ended fiscal year.

If a Fund fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or December 31 of that year if the Fund so elects) plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or December 31 if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income other than “exempt-interest dividends” (discussed below) generally are taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case with reference to any capital loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of the excess of net short-term capital gain over net long-term capital loss generally will be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

The Intermediate Municipal Bond Fund intends to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the Fund (“exempt-interest dividends”) for U.S. federal income tax purposes. A Fund is eligible to pay exempt-interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. The Intermediate Municipal Bond Fund intends to satisfy this requirement. Fund distributions reported as exempt-interest dividends are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes.

In addition, an investment in the Intermediate Municipal Bond Fund may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. For example, if the Fund invests in private activity bonds, certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds. Further, exempt-interest dividends paid by the Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal alternative minimum tax calculation. Individual and corporate shareholders subject to the alternative minimum tax should consult their tax advisers regarding the potential alternative minimum tax implications of holding shares of the Intermediate Municipal Bond Fund.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Intermediate Municipal Bond Fund is not deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt interest dividends bears to all of the Fund’s distributions, excluding Capital Gain Dividends. A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax adviser to determine what effect, if any, an investment in the Intermediate Municipal Bond Fund may have on the federal taxation of such benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of such benefits that are taxable.

Fund distributions are taxable to shareholders as described herein even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Dividends declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which the dividends are declared rather than the calendar year in which they are received.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxable to individuals at the reduced rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC (as defined below). Income derived from investments in derivatives, fixed-income securities and REITs generally is not eligible for treatment as qualified dividend income.

In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. Please reference the Funds’ website at ngam.natixis.com for the Funds’ historical qualified dividend income amounts. Data shown represents historical qualified dividend income amounts and is not an indication nor a guarantee of future results.

Properly reported dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the 70% dividends-received deduction available to corporations to the extent they are properly reported as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) otherwise by application of the Code (for example, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock – generally stock acquired with borrowed funds). Please reference the Funds’ website at ngam.natixis.com for the Funds’ historical corporate qualified dividends amounts. Data shown represents historical corporate qualified dividends amounts and is not an indication nor a guarantee of future results.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that, for U.S. federal income tax purposes, is treated as a loan by the Fund, generally will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, any distribution of income by the Intermediate Municipal Bond Fund that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. The details of the implementation of this tax remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income, other than exempt-interest dividends, and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital generally is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, gain or loss on the taxable disposition of Fund shares generally will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Foreign Taxation

Income, gain, and proceeds received by a Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to such foreign taxes incurred by the Funds.

Tax Implications of Certain Fund Investments

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by Section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40” gains or losses) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character, as described below. Also, any Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 or ordinary gain or loss, as applicable.

A Fund’s investments in futures contracts, forward contracts, options, straddles, swap agreements, and options on swaps and foreign currencies, derivatives, as well as any of its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income to a Fund, defer losses to a Fund, or cause adjustments in the holding periods of a Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, that Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss depending on whether the premium income received by that Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, that Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

A Fund’s investments in certain derivatives and foreign currency-denominated instruments, and a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), a Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and avoid a fund-level tax. If a Fund’s book income exceeds the sum of its taxable income, including net realized capital gains, and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income, if any), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Commodity-Linked Derivatives. A Fund’s use of commodities and commodity-linked derivatives can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which a Fund might invest, including ETNs and certain structured notes, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Fund level on the excess, to “cure” such failure.

Certain Foreign Currency Tax Issues. Gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments may be treated under Section 988 of the Code as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of that Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

A Fund’s forward contracts may qualify as Section 1256 Contracts under the Code if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 Contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked-to-market annually like other Section 1256 Contracts, the resulting gain or loss would be ordinary. If a Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 Contracts, the tax treatment generally applicable to Section 1256 Contracts, as described above, would apply to those forward currency contracts: that is, the contracts would be marked-to-market annually and gains and losses with respect to the contracts would be treated as 60/40 gain or loss. If a Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 Contracts, such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. A Fund may elect out of Section 988 with respect to all, some or none of its forward currency contracts.

Investments in Other RICs. If a Fund receives dividends from another investment company that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Partnerships and other pass-through structures. To the extent the Fund invests in entities that are treated as partnerships (other than QPTPs, as defined above), trusts, or other pass-through structures for U.S. federal income tax purposes, all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. For example, income that the Fund derives from indirect investments, through such entities, in certain commodity-linked instruments generally will not or may not be considered qualifying income for the purposes of the 90% gross income requirement. In such cases, the Fund’s investments in such entities could be limited by its intention to qualify as a RIC, and could bear on its ability to so qualify. Income from such entities may be allocated to the Fund on a gross, rather than net, basis, for purposes of the 90% gross income requirement.

Investments in Exchange-Traded Notes. The timing and character of income or gains arising from exchange-traded notes can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a RIC and to avoid a fund-level tax.

Certain Investments in REITs, REMICs and TMPs. A Fund may invest in REITs. An investment by a Fund in REIT equity securities may result in the Fund receiving cash in excess of the REIT’s earnings; if a Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the required distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly (including through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC generally will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent a Fund invests in such interests, it may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. See “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. The Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs or equity interests in TMPs.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Certain High-Yield Discount Obligations. A portion of the interest paid or accrued on certain high-yield discount obligations in which a Fund may invest may be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund to corporate shareholders may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Higher-Risk Securities. A Fund may invest in below investment-grade fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of, or in, default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether and to what extent a Fund should recognize market discount on such a debt obligation; when a Fund may cease to accrue interest, original issue discount or market discount; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., at a premium) the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Passive Foreign Investment Companies. A Fund’s investments that are treated as equity investments for U.S. federal income tax purposes in certain passive foreign investment companies (“PFICs”) could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may elect to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of a Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. A Fund also may in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect a Fund’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs generally will not be eligible to be treated as “qualified dividend income.”

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not be treated as UBTI in the hands of a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder may realize UBTI by virtue of its investments in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on the portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of U.S. federal income tax. Dividends (other than Capital Gain Dividends and exempt-interest dividends paid) by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if the dividends are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

Effective for distributions with respect to taxable years of a Fund beginning before January 1, 2015, in general and subject to certain limitations, the Fund was not required to withhold any amounts (i) with respect to distributions attributable to U.S. source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions were properly reported by the Fund as “interest-related dividends,” and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported by the Fund as “short-term capital gain dividends.” These exemptions have expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2015. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of the Funds beginning on or after January 1, 2015, and what the terms of such an extension would be, including whether such extension would have retroactive effect. To the extent these exemptions are extended, a Fund may choose not to report potentially eligible distributions as interest-related or short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

In the case of shares held through an intermediary, the intermediary may have withheld even if a Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends will be generally subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of Fund shares who or which is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend, and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the Foreign Person’s sale of shares of the Fund or to the Capital Gain Dividend the Foreign Person received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a Foreign Person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Person’s current and past ownership of the Fund. Prior to January 1, 2015, the “look-through” USRPI treatment described above for distributions by a Fund to a Foreign Person also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by a Fund and (ii) distributions received by a Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% shareholder that is a Foreign Person, in which case such Foreign Person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. Prior to January 1, 2015, withholding was generally not required with respect to amounts paid in redemption of shares of a Fund if the Fund was a USRPHC that was considered to be “domestically controlled” or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in RICs that are domestically controlled USRPHCs. This exemption from withholding for redemptions has expired and such withholding is required, without regard to whether the Fund or any RIC in which it invests is domestically controlled. It is currently unclear whether Congress will extend this exemption for redemptions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of certain of the special exceptions referred to above.

Foreign Persons should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on Foreign Persons in order to qualify for an exemption from the backup withholding tax described above or a reduced rate of withholding provided by treaty.

Certain Additional Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require each Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of redemptions, sales, or exchanges and certain Capital Gain Dividends it pays after December 31, 2016. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. The Subsidiaries intend to comply with the provisions of FATCA to avoid being subject to the 30% FATCA withholding tax on “withholdable payments” received by the Subsidiaries.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment on their particular tax situations.

Dividends, distributions and gains from the sale of Fund shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

Yield and Total Return

Each Fund may advertise the yield and total return of each class of its shares. Each Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and total return and the tax-exempt status of distributions should be considered when comparing a Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Total return may or may not take into account any applicable sales charges or CDSC. Yield and total return may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields and total returns reflecting an expense limitation or waiver, the yield would have been lower if no limitation or waiver were in effect. Yields and total returns generally will be higher for Class A shares than for Class C shares, because of the higher levels of expenses borne by the Class C shares. Because of their lower operating expenses, Class N and Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund’s Class A and Class C shares.

Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class’s distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the NAV. If the NAV, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yield and total return may be higher or lower than past yields or total return, and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield and total return will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

Benchmark Comparisons

Performance information for each Fund with over one calendar year of performance history is included in the Prospectuses (in the section “Risk/Return Bar Chart and Table” in each Fund’s Fund Summary), along with the performance of an appropriate benchmark index. Because index comparisons are generally calculated as of the end of each month, index performance information under the “Since Inception,” “Life of Fund” or “Life of Class” headings in the Prospectuses for Funds with less than ten years of performance history may not be coincident with the inception date of the Fund (or class, as applicable). In such instances, index performance is generally presented from the month-end nearest to the inception date of the Fund (or class, as applicable).

THIRD-PARTY INFORMATION

This document may contain references to third-party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third-party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

FINANCIAL STATEMENTS

The financial statements, financial highlights and the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Funds, included in the Funds’ annual report dated December 31, 2014, are also incorporated herein by reference to such report. Information for the Gateway Fund for the period ending prior to December 31, 2007 was audited by another registered independent public accountant. Certain information reflects financial results for a single share of a Fund. The Funds’ annual and semiannual reports are available upon request and without charge. The Funds will send a single copy of their annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-225-5478 or by writing to the Funds at: 399 Boylston Street, Boston, Massachusetts 02116 or by visiting the Fund’s website at ngam.natixis.com. The annual and semiannual reports are also available on-line at the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Some of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by S&P, Moody’s or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P’s, Moody’s, and Fitch ratings applicable to fixed-income securities.

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together, Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurances limit: ‘L’ qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Public Information Ratings: ‘pi’ qualifier

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: ‘*’ inactive qualifier

This symbol that indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Provisional Ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information: ‘q’ inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term and short term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspire to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Moody’s Global Long-Term Rating Scale:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Issuer Ratings

Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like obligations. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g. banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not all) senior unsecured financial obligations and contracts.

Long-Term and Short=Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Ratings Scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Issuer Ratings

Not included in Moody’s current definitions

Fitch Investor Services, Inc. – A brief description of the applicable rating symbols of Fitch Investor Services, Inc. (“Fitch”) and their meanings (as published by Fitch) follows:

Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of rating default rates.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Long-Term Credit Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period generally will not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings - Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Credit Ratings

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings - Limitations and Usage for further information on the limitations of the agency’s ratings.

Standard Rating Actions

Affirmed*

The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to an Outlook when an Outlook is used.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a. ‘Matured’ – This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.

b. ‘Paid-In-Full’ – This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF.’

New Rating*

Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.

Prerefunded*

Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Modifier Actions:

Rating Watch Maintained*

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*

The issue or issuer has been placed on active Rating Watch status.

Rating Watch Revision*

Rating Watch status has changed.

Support Floor Rating Revision

Applicable only to Support ratings related to Financial Institutions, which are amended only with this action.

Under Review*

Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”.

The Following Actions Will Only Apply in Structured Finance Transactions:

Revision Outlook*

Rating Outlook status has changed independent of a full review of the underlying rating.

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

XA33-0515

Registration Nos. 002-11101

811-00242

NATIXIS FUNDS TRUST II

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)		Articles of Incorporation.

	(1)	Natixis Funds Trust II (“the Registrant”) Fourth Amended and Restated Agreement and Declaration of Trust dated June 2, 2005 (the “Agreement and Declaration”) is incorporated by reference to exhibit (a)(1) to Post-Effective Amendment (“PEA”) No. 128 to the initial registration statement (“Registration Statement”) filed on January 30, 2006.

	(2)	Amendment No. 1 dated June 1, 2007 to the Agreement and Declaration is incorporated by reference to exhibit (a)(2) to PEA No. 132 to the Registration Statement filed on January 28, 2008.

	(3)	Memorandum and Articles of Association of ASG Global Alternatives Cayman Fund Ltd. (the “Global Alternatives Commodity Subsidiary”) dated August 11, 2008 is incorporated by reference to exhibit (a)(3) to PEA No. 138 filed on September 29, 2008.

	(4)	Memorandum and Articles of Association of ASG Managed Futures Strategy Cayman Fund Ltd. (the “Managed Futures Strategy Commodity Subsidiary”) dated June 24, 2010 is incorporated by reference to exhibit (a)(5) to PEA No. 150 filed on July 29, 2010.

	(5)	Amended and Restated Memorandum of Association of ASG Global Macro Cayman Fund Ltd. (the “Global Macro Commodity Subsidiary”) dated October 22, 2014 is incorporated by reference to exhibit (a)(5) to PEA No. 194 filed on December 1, 2014.

(b)		By-Laws.

	(1)	The Registrant’s Amended and Restated By-Laws dated September 23, 2008 (the “By-Laws”) are incorporated by reference to exhibit (b)(1) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

(c)		Instruments Defining Rights of Security Holders.

	(1)	Rights of shareholders as described in Article III, Section 6 and Article V of the Registrant’s Agreement and Declaration is incorporated by reference to exhibit (c) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

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(d)			Investment Advisory Contracts.

	(1)	(i)

Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Natixis Oakmark Fund, and NGAM Advisors, L.P. (“NGAM Advisors”) is incorporated by reference to exhibit (d)(1)(i) to

PEA No. 114 to the Registration Statement filed on February 27, 2001.

(ii)

Advisory Agreement dated September 30, 2008 between the Registrant, on behalf of ASG Global Alternatives Fund, and AlphaSimplex Group, LLC (“AlphaSimplex”) is incorporated by reference to exhibit (d)(1)(iii) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

(iii)

Addendum dated July 1, 2012 to the Advisory Agreement dated September 30, 2008 between the Registrant, on behalf of ASG Global Alternatives Fund, and AlphaSimplex is incorporated by reference to exhibit (d)(1)(iii) to PEA No. 172 to the Registration Statement filed on January 24, 2013.

		(iv)	Advisory Agreement dated October 31, 2008 between the Registrant, on behalf of Vaughan Nelson Value Opportunity Fund, and NGAM Advisors is incorporated by reference to exhibit (d)(1)(iv) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

		(v)	Advisory Agreement dated November 27, 2008 between the Global Alternatives Commodity Subsidiary and AlphaSimplex is incorporated by reference to exhibit (d)(1)(v) to PEA No. 141 to the Registration Statement filed on April 30, 2009.

		(vi)	Advisory Agreement dated July 28, 2010 between the Registrant, on behalf of ASG Managed Futures Strategy Fund and AlphaSimplex is incorporated by reference to exhibit (d)(1)(vii) to PEA No. 151 filed on September 29, 2010.

		(vii)	Advisory Agreement dated July 28, 2010 between the Managed Futures Strategy Commodity Subsidiary and AlphaSimplex is incorporated by reference to exhibit (d)(1)(viii) to PEA No. 151 filed on September 29, 2010.

(viii)

Advisory Agreement dated December 14, 2010 between the Registrant, on behalf of Loomis Sayles Strategic Alpha Fund and Loomis Sayles & Company, L.P. (“Loomis Sayles”) is incorporated by reference to exhibit (d)(1)(xii) to PEA No. 153 filed on December 14, 2010.

		(ix)	Advisory Agreement dated September 16, 2011 between the Registrant, on behalf of Loomis Sayles Senior Floating Rate and Fixed Income Fund and Loomis Sayles is incorporated by reference to exhibit (d)(1)(xv) to PEA No. 158 as filed on September 29, 2011.

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	(x)	Advisory Agreement dated March 28, 2012 between the Registrant, on behalf of Loomis Sayles Dividend Income Fund (formerly, the Loomis Sayles Capital Income Fund) and Loomis Sayles is incorporated by reference to exhibit (d)(1)(xv) to PEA No. 162 to the Registration Statement filed on March 30, 2012.

	(xi)	Advisory Agreement dated June 29, 2012 between the Registrant, on behalf of Vaughan Nelson Select Fund and NGAM Advisors is incorporated by reference to exhibit (d)(1)(xvi) to PEA No. 167 filed on June 28, 2012.

(xii)

Advisory Agreement dated November 16, 2012 between the Registrant, on behalf of McDonnell Intermediate Municipal Bond Fund and NGAM Advisors is incorporated by reference to exhibit (d)(1)(xvii) to

PEA No. 170 to the Registration Statement filed on December 28, 2012.

	(xiii)	Advisory Agreement dated September 30, 2013 between the Registrant, on behalf of ASG Tactical U.S. Market Fund and AlphaSimplex is incorporated by reference to exhibit (d)(1)(xvii) to PEA No. 179 to the Registration Statement filed on September 26, 2013.

(xiv)

Advisory Agreement dated February 10, 2014 between the Registrant, on behalf of Loomis Sayles Emerging Markets Opportunities Fund and Loomis Sayles is incorporated by reference to exhibit (d)(1)(xvi) to

PEA No. 182 to the Registration Statement filed on February 7, 2014.

	(xv)	Advisory Agreement dated July 10, 2014 between the Registrant, on behalf of Seeyond Multi-Asset Allocation Fund and Natixis Asset Management U.S., LLC (“Natixis AM US”) is incorporated by reference to exhibit (d)(1)(xvii) to PEA No. 191 to the registration Statement filed on July 10, 2014.

	(xvi)	Advisory Agreement dated December 1, 2014 between the Registrant, on behalf of ASG Global Macro Fund and AlphaSimplex is incorporated by reference to exhibit (d)(1)(xvi) to PEA No. 194 filed on December 1, 2014.

	(xvii)	Advisory Agreement dated December 1, 2014 between the Global Macro Commodity Subsidiary and AlphaSimplex is incorporated by reference to exhibit (d)(1)(xvii) to PEA No. 194 filed on December 1, 2014.

(2)	(i)

Sub-Advisory Agreement dated October 29, 2002 among the Registrant, on behalf of Natixis Oakmark Fund, NGAM Advisors, and Harris Associates L.P. (“Harris Associates”) is incorporated by reference to exhibit (d)(2)(i) to PEA No. 118 to the Registration Statement filed on February 28, 2003.

	(ii)	Amendment dated February 28, 2014 to Sub-Advisory Agreement dated October 29, 2002 among the Registrant, on behalf of Natixis Oakmark Fund, NGAM Advisors, and Harris Associates is incorporated by reference to exhibit (d)(2)(ii) to PEA No. 194 filed on December 1, 2014.

	(iii)	Sub-Advisory Agreement dated September 30, 2008 among the Registrant, on behalf of ASG Global Alternatives Fund, AlphaSimplex and Reich & Tang Asset Management, LLC (“Reich & Tang”) is incorporated by reference to exhibit (d)(2)(iii) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

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		(iv)	Sub-Advisory Agreement dated October 31, 2008 among the Registrant on behalf of Vaughan Nelson Value Opportunity Fund, NGAM Advisors and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) is incorporated by reference to exhibit (d)(2)(iv) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

		(v)	Sub-Advisory Agreement dated November 27, 2008 among the Global Alternatives Commodity Subsidiary, AlphaSimplex and Reich & Tang is incorporated by reference to exhibit (d)(2)(v) to PEA No. 141 to the Registration Statement filed on April 30, 2009.

(vi)

Sub-Advisory Agreement dated July 28, 2010 among the Registrant, on behalf of ASG Managed Futures Strategy Fund, AlphaSimplex and Reich & Tang is incorporated by reference to exhibit (d)(2)(viii) to

PEA No. 151 filed on September 29, 2010.

(vii)

Sub-Advisory Agreement dated June 29, 2012 among the Registrant, on behalf of Vaughan Nelson Select Fund, NGAM Advisors and Vaughan Nelson is incorporated by reference to exhibit (d)(2)(xi) to

PEA No. 167 filed on June 28, 2012.

		(viii)	Sub-Advisory Agreement dated January 1, 2013 among the Registrant, on behalf of McDonnell Intermediate Municipal Bond Fund, NGAM Advisors and McDonnell Investment Management, LLC (“McDonnell”) is incorporated by reference to exhibit (d)(2)(xiii) to PEA No. 170 to the Registration Statement filed on December 28, 2012.

(ix)

Sub-Advisory Agreement dated September 30, 2013 among the Registrant, on behalf of ASG Tactical U.S. Market Fund, AlphaSimplex and Reich & Tang is incorporated by reference to exhibit (d)(2)(xi) to

PEA No. 179 to the Registration Statement filed on September 26, 2013.

(x)

Sub-Advisory Agreement dated September 30, 2013 among the Registrant, on behalf of ASG Tactical U.S. Market Fund, AlphaSimplex and NGAM Advisors is incorporated by reference to exhibit (d)(2)(xii) to

PEA No. 179 to the Registration Statement filed on September 26, 2013.

		(xi)	Sub-Advisory Agreement dated December 1, 2014 among the Registrant, on behalf of ASG Global Macro Fund, AlphaSimplex and Reich & Tang is incorporated by reference to exhibit (d)(2)(xi) to PEA No. 194 filed on December 1, 2014.

(e)			Underwriting Contracts.

(1)

Distribution Agreement dated March 3, 2003 between the Registrant, on behalf of Natixis Oakmark Fund, and NGAM Distribution, L.P. (“NGAM Distribution”) is incorporated by reference to exhibit (e)(1) to

PEA No. 119 to the Registration Statement filed on April 29, 2003.

	(2)		Distribution Agreement dated September 30, 2008 between the Registrant, on behalf of ASG Global Alternatives Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(4) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

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(3)	Distribution Agreement dated October 31, 2008 between the Registrant, on behalf of Vaughan Nelson Value Opportunity Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(5) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

(4)	Distribution Agreement dated July 28, 2010 between the Registrant, on behalf of ASG Managed Futures Strategy Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(5) to PEA No. 151 filed on September 29, 2010.

(5)	Distribution Agreement dated December 14, 2010 between the Registrant, on behalf of Loomis Sayles Strategic Alpha Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(8) to PEA No. 153 filed on December 14, 2010.

(6)	Distribution Agreement dated September 30, 2011 between the Registrant, on behalf of Loomis Sayles Senior Floating Rate and Fixed Income Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(10) to PEA No. 158 filed on September 29, 2011.

(7)	Distribution Agreement dated March 28, 2012 between the Registrant, on behalf of Loomis Sayles Dividend Income Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(10) to PEA No. 162 to the Registration Statement filed on March 30, 2012.

(8)	Distribution Agreement dated June 29, 2012 between the Registrant, on behalf of Vaughan Nelson Select Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(11) to PEA No. 167 filed on June 28, 2012.

(9)	Distribution Agreement dated December 31, 2012 between the Registrant, on behalf of McDonnell Intermediate Municipal Bond Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(12) to PEA No. 170 to the Registration Statement filed on December 28, 2012.

(10)	Distribution Agreement dated September 30, 2013 between the Registrant, on behalf of ASG Tactical U.S. Market Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(12) to PEA No. 179 to the Registration Statement filed on September 26, 2013.

(11)

Distribution Agreement dated February 10, 2014 between the Registrant, on behalf of Loomis Sayles Emerging Markets Opportunities Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(12) to PEA No. 182 to the Registration Statement filed on February 7, 2014.

(12)	Distribution Agreement dated July 10, 2014 between the Registrant, on behalf of Seeyond Multi-Asset Allocation Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(13) to PEA No. 191 to the Registration Statement filed on July 10, 2014.

(13)	Distribution Agreement dated December 1, 2014 between the Registrant, on behalf of ASG Global Macro Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(13) to PEA No. 194 filed on December 1, 2014.

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	(14)		Form of Dealer Agreement used by NGAM Distribution is filed herewith.

(f)			Bonus or Profit Sharing Contracts.

Not applicable.

(g)			Custodian Agreements.

	(1)		Custodian Contract dated September 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street Bank and Trust Company (“State Street”) is incorporated by reference to exhibit (g)(1) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

	(2)		Amendment No. 1 dated September 15, 2006 to Master Custody Agreement dated September 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (g)(2) to PEA No. 130 filed on January 26, 2007.

	(3)		Custody Services Agreement dated November 27, 2008 between the Global Alternatives Commodity Subsidiary and State Street is incorporated by reference to exhibit (g)(3) to PEA No. 141 to the Registration Statement filed on April 30, 2009.

	(4)		Custody Services Agreement dated July 28, 2010 between the Managed Futures Strategy Commodity Subsidiary and State Street is incorporated by reference to exhibit (g)(5) to PEA No. 151 filed on September 29, 2010.

	(5)		Custody Services Agreement dated December 1, 2014 between the Global Macro Commodity Subsidiary and State Street is incorporated by reference to exhibit (g)(5) to PEA No. 194 filed on December 1, 2014.

(h)			Other Material Contracts.

	(1)	(i)	Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Boston Financial Data Services, Inc. (“Boston Financial”) is incorporated by reference to exhibit (h)(1)(i) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

		(ii)	Amendment dated October 1, 2008 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Boston Financial is incorporated by reference to exhibit (h)(1)(iii) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

6

	(iii)	Amendment dated October 1, 2011 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Boston Financial is incorporated by reference to exhibit (h)(1)(vi) to PEA No. 161 to the Registration Statement filed on February 17, 2012.

	(iv)	Addendum dated February 21, 2012 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Boston Financial is incorporated by reference to exhibit (h)(1)(vi) to PEA No. 163 to the Registration Statement filed on April 13, 2012.

	(v)	Addendum dated September 12, 2014 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Boston Financial is incorporated by reference to exhibit (h)(1)(v) to PEA No. 196 to the Registration Statement filed on January 28, 2015.

	(vi)	Amendment dated September 19, 2014 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and Boston Financial is incorporated by reference to exhibit (h)(1)(vi) to PEA No. 196 to the Registration Statement filed on January 28, 2015.

	(vii)	Revised Appendix A dated December 11, 2014 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Boston Financial is incorporated by reference to exhibit (h)(1)(viii) to PEA No. 196 to the Registration Statement filed on January 28, 2015.

(2)	(i)	Administrative Services Agreement dated January 3, 2005 between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and NGAM Advisors is incorporated by reference to exhibit (h)(2) to PEA No. 125 to the Registration Statement filed on January 28, 2005.

	(ii)	First Amendment dated November 1, 2005 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(ii) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

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(iii)	Second Amendment dated January 1, 2006 to Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(iii) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

(iv)	Third Amendment dated July 1, 2007 to Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(iv) to PEA No. 132 to the Registration Statement filed on January 28, 2008.

(v)	Fourth Amendment dated September 17, 2007 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(v) to PEA No. 132 to the Registration Statement filed on January 28, 2008.

(vi)	Fifth Amendment dated February 1, 2008 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(vi) to PEA No. 132 to the Registration Statement filed on January 28, 2008.

(vii)	Sixth Amendment dated February 19, 2008 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(vii) to PEA No. 134 to the Registration Statement filed on April 29, 2008.

(viii)	Seventh Amendment dated July 1, 2008 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(viii) to PEA No. 138 to the Registration Statement filed on September 29, 2008.

(ix)	Eighth Amendment dated September 29, 2008 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(ix) to PEA No. 138 to the Registration Statement filed on September 29, 2008.

(x)	Ninth Amendment dated October 31, 2008 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(x) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

(xi)	Tenth Amendment dated January 9, 2009 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xi) to PEA No. 141 to the Registration Statement filed on April 30, 2009.

(xii)	Eleventh Amendment dated July 27, 2009 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xii) to PEA No. 144 filed on July 31, 2009.

(xiii)	Twelfth Amendment dated February 25, 2010 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xiii) to PEA No. 146 filed on March 1, 2010.

8

(xiv)	Thirteenth Amendment dated July 1, 2010 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xiv) to PEA No. 150 filed on July 29, 2010.

(xv)	Fourteenth Amendment dated September 21, 2010 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xv) to PEA No. 151 filed on September 29, 2010.

(xvi)	Fifteenth Amendment dated December 14, 2010 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xvi) to PEA No. 153 filed on December 14, 2010.

(xvii)	Sixteenth Amendment dated July 1, 2011 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xvii) to PEA No. 157 filed on July 15, 2011.

(xviii)	Seventeenth Amendment dated September 16, 2011 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xviii) to PEA No. 158 filed on September 29, 2011.

(xix)	Eighteenth Amendment dated March 28, 2012 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xix) to PEA No. 162 filed on March 30, 2012.

(xx)	Nineteenth Amendment dated June 29, 2012 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xx) to PEA No. 167 filed on June 28, 2012.

(xxi)	Twentieth Amendment dated November 16, 2012 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxi) to PEA No. 170 to the Registration Statement filed on December 28, 2012.

(xxii)	Twenty-First Amendment dated September 26, 2013 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxii) to PEA No. 182 to the Registration Statement filed on February 7, 2014.

(xxiii)	Twenty-Second Amendment dated February 10, 2014 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxiii) to PEA No. 182 to the Registration Statement filed on February 7, 2014.

(xxiv)	Twenty-Third Amendment dated July 1, 2014 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxiv) to PEA No. 193 to the Registration Statement filed on September 15, 2014.

(xxv)	Twenty-Fourth Amendment dated July 10, 2014 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxv) to PEA No. 193 to the Registration Statement filed on September 15, 2014.

9

	(xxvi)	Twenty-Fifth Amendment dated September 30, 2014 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxvi) to PEA No. 194 filed on December 1, 2014.

	(xxvii)	Twenty-Sixth Amendment dated December 1, 2014 to the Administrative Services Agreement with NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxvii) to PEA No. 194 filed on December 1, 2014.

	(xxviii)	Administrative Services Agreement dated November 27, 2008 between the Global Alternatives Commodity Subsidiary and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xii) to PEA No. 141 filed on April 30, 2009.

	(xxix)	Sub-Administrative Services Agreement dated January 28, 2009 among the Global Alternatives Commodity Subsidiary, State Street and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xiii) to PEA No. 141 filed on April 30, 2009.

	(xxx)	Administrative Services Agreement dated July 28, 2010 between the Managed Futures Strategy Commodity Subsidiary and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xx) to PEA No. 151 filed on September 29, 2010.

	(xxxi)	Sub-Administrative Services Agreement dated July 28, 2010 among the Managed Futures Strategy Commodity Subsidiary, State Street and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxi) to PEA No. 151 filed on September 29, 2010.

	(xxxii)	Administrative Services Agreement dated December 1, 2014 between the Global Macro Commodity Subsidiary and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxxii) to PEA No. 194 filed on December 1, 2014.

	(xxxiii)	Sub-Administrative Services Agreement dated December 1, 2014 among the Global Macro Commodity Subsidiary, State Street and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxxiii) to PEA No. 194 filed on December 1, 2014.

(3)	(i)	Securities Lending Authorization Agreement dated September 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (h)(3)(i) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

	(ii)	First Amendment dated December 20, 2005 to the Securities Lending Authorization Agreement dated September 1, 2005 with State Street is incorporated by reference to exhibit (h)(3)(ii) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

	(iii)	Second Amendment dated February 29, 2008 to the Securities Lending Authorization Agreement dated September 1, 2005 with State Street is incorporated by reference to exhibit (h)(3)(iii) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

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	(iv)	Third Amendment dated January 1, 2011 to Securities Lending Authorization Agreement dated September 1, 2005 with State Street is incorporated by reference to exhibit (h)(3)(iv) to PEA No. 155 to the Registration Statement filed on May 2, 2011.

(4)		AlphaSimplex Fee Waiver/Expense Reimbursement Undertaking dated April 30, 2015 between AlphaSimplex and the Registrant, on behalf of ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund and ASG Tactical U.S. Market Fund is filed herewith.

(5)		NGAM Advisors Fee Waiver/Expense Reimbursement Undertakings dated April 30, 2015 between NGAM Advisors and the Registrant, on behalf of McDonnell Intermediate Municipal Bond Fund, Natixis Oakmark Fund and Vaughan Nelson Value Opportunity Fund is filed herewith.

(6)		Loomis Sayles Fee Waiver/Expense Reimbursement Undertaking dated April 30, 2015 between Loomis Sayles and the Registrant, on behalf of Loomis Sayles Strategic Alpha Fund is filed herewith.

(7)		Loomis Sayles Fee Waiver/Expense Reimbursement Undertaking dated March 31, 2015 between Loomis Sayles and the Registrant, on behalf of Loomis Sayles Dividend Income Fund, Loomis Sayles Emerging Markets Opportunities Fund and Loomis Sayles Senior Floating Rate and Fixed Income Fund is incorporated by reference to exhibit (h)(7) to PEA No. 197 filed on March 27, 2015.

(8)		Reliance Agreement for Exchange Privileges dated June 30, 2009 by and among Natixis Funds Trust I, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and the Registrant is incorporated by reference to exhibit (h)(7) to PEA No. 146 filed on March 1, 2010.

(9)		NGAM Advisors Fee Waiver/Expense Reimbursement Undertaking dated March 31, 2015 between NGAM Advisors and the Registrant, on behalf of Vaughan Nelson Select Fund is incorporated by reference to exhibit (h)(9) to PEA No. 197 filed on March 27, 2015.

(10)		Fee Waiver/Expense Reimbursement Undertaking dated July 10, 2014 between Natixis AM US and the Registrant, on behalf of Seeyond Multi-Asset Allocation Fund is incorporated by reference to exhibit (h)(12) to PEA No. 191 to the Registration Statement filed on July 10, 2014.

(11)

Alpha Simplex Fee Waiver/Expense Reimbursement Undertaking dated December 1, 2014 between Alpha Simplex and the Registrant, on behalf of ASG Global Macro Fund is incorporated by reference to exhibit (h)(13) to PEA No. 194 filed on December 1, 2014.

(12)		Expense Reimbursement Undertaking of Transfer Agency Expenses for Class N shares dated June 30, 2014 between NGAM Advisors and the Registrant, on behalf of ASG Global Alternatives Fund is incorporated by reference to exhibit (h)(13) to PEA No. 197 filed on March 27, 2015.

(13)		Expense Reimbursement Undertaking of Transfer Agency Expenses for Class N shares dated March 31, 2015 between NGAM Advisors on behalf of Loomis Sayles Emerging Markets Opportunities Fund is incorporated by reference to exhibit (h)(14) to PEA No. 197 filed on March 27, 2015.

11

(i)			Legal Opinion.

	(1)		Opinion and Consent of Counsel dated January 3, 1989 with respect to the Registrant’s Natixis Oakmark Fund is incorporated by reference to exhibit 10(a) to PEA No. 106 filed on April 18, 1997.

	(2)		Opinion and Consent of Counsel dated September 10, 1993 with respect to offering multiple classes of shares for all series of the Registrant is incorporated by reference to exhibit 10(d) to PEA No. 106 filed on April 18, 1997.

(j)			Other Opinions.

Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)			Omitted Financial Statements.

Not applicable.

(l)			Initial Capital Agreements.

Not applicable.

(m)			Rule 12b-1 Plan.

	(1)	(a)	Rule 12b-1 Plan for Class A shares of Natixis Oakmark Fund is incorporated by reference to exhibit (m)(1)(a) to PEA No. 115 to the Registration Statement filed on April 30, 2001.

		(b)	Rule 12b-1 Plan for Class B shares of Natixis Oakmark Fund is incorporated by reference to exhibit (m)(1)(b) to PEA No. 119 to the Registration Statement filed on April 29, 2003.

		(c)	Rule 12b-1 Plan for Class C shares of Natixis Oakmark Fund is incorporated by reference to exhibit (m)(1)(c) to PEA No. 115 to the Registration Statement filed on April 30, 2001.

	(2)	(a)	Rule 12b-1 Plan for Class A shares of ASG Global Alternatives Fund is incorporated by reference to exhibit (m)(3)(a) to PEA No. 138 to the Registration Statement filed on September 29, 2008.

		(b)	Rule 12b-1 Plan for Class C shares of ASG Global Alternatives Fund is incorporated by reference to exhibit (m)(3)(b) to PEA No. 138 to the Registration Statement filed on September 29, 2008.

	(3)	(a)	Rule 12b-1 Plan for Class A shares of Vaughan Nelson Value Opportunity Fund is incorporated by reference to exhibit (m)(4)(a) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

		(b)	Rule 12b-1 Plan for Class C shares of Vaughan Nelson Value Opportunity Fund is incorporated by reference to exhibit (m)(4)(b) to PEA No. 139 to the Registration Statement filed on October 30, 2008.

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(4)	(a)	Rule 12b-1 Plan for Class A shares of ASG Managed Futures Strategy Fund is incorporated by reference to exhibit (m)(5)(a) to PEA No. 150 filed on July 29, 2010.

	(b)	Rule 12b-1 Plan for Class C shares of ASG Managed Futures Strategy Fund is incorporated by reference to exhibit (m)(5)(b) to PEA No. 150 filed on July 29, 2010.

(5)	(a)	Rule 12b-1 Plan for Class A shares of Loomis Sayles Strategic Alpha Fund is incorporated by reference to exhibit (m)(8)(a) to PEA No. 153 filed on December 14, 2010.

	(b)	Rule 12b-1 Plan for Class C shares of Loomis Sayles Strategic Alpha Fund is incorporated by reference to exhibit (m)(8)(b) to PEA No. 153 filed on December 14, 2010.

(6)	(a)	Rule 12b-1 Plan for Class A shares of Loomis Sayles Senior Floating Rate and Fixed Income Fund is incorporated by reference to exhibit (m)(10)(a) to PEA No. 158 filed on September 29, 2011.

	(b)	Rule 12b-1 Plan for Class C shares of Loomis Sayles Senior Floating Rate and Fixed Income Fund is incorporated by reference to exhibit (m)(10)(b) to PEA No. 158 filed on September 29, 2011.

(7)	(a)	Rule 12b-1 Plan for Class A shares of Loomis Sayles Dividend Income Fund is incorporated by reference to exhibit (m)(10)(a) to PEA No. 162 filed on March 30, 2012.

	(b)	Rule 12b-1 Plan for Class C shares of Loomis Sayles Dividend Income Fund is incorporated by reference to exhibit (m)(10)(b) to PEA No. 162 filed on March 30, 2012.

(8)	(a)	Rule 12b-1 Plan for Class A shares of Vaughan Nelson Select Fund is incorporated by reference to exhibit (m)(11)(a) to PEA No. 167 filed on June 28, 2012.

	(b)	Rule 12b-1 Plan for Class C shares of Vaughan Nelson Select Fund is incorporated by reference to exhibit (m)(11)(b) to PEA No. 167 filed on June 28, 2012.

(9)	(a)	Rule 12b-1 Plan for Class A shares of McDonnell Intermediate Municipal Bond Fund is incorporated by reference to exhibit (m)(12)(a) to PEA No. 170 to the Registration Statement filed on December 28, 2012.

	(b)	Rule 12b-1 Plan for Class C shares of McDonnell Intermediate Municipal Bond Fund is incorporated by reference to exhibit (m)(12)(b) to PEA No. 170 to the Registration Statement filed on December 28, 2012.

(10)	(a)	Rule 12b-1 Plan for Class A shares of ASG Tactical U.S. Market Fund is incorporated by reference to exhibit (m)(12)(a) to PEA No. 179 to the Registration Statement filed on September 26, 2013.

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		(b)	Rule 12b-1 Plan for Class C shares of ASG Tactical U.S. Market Fund is incorporated by reference to exhibit (m)(12)(b) to PEA No. 179 to the Registration Statement filed on September 26, 2013.

	(11)	(a)	Rule 12b-1 Plan for Class A shares of Loomis Sayles Emerging Markets Opportunities Fund is incorporated by reference to exhibit (m)(12)(a) to PEA No. 182 to the Registration Statement filed on February 7, 2014.

		(b)	Rule 12b-1 Plan for Class C shares of Loomis Sayles Emerging Markets Opportunities Fund is incorporated by reference to exhibit (m)(12)(b) to PEA No. 182 to the Registration Statement filed on February 7, 2014.

	(12)	(a)	Rule 12b-1 Plan for Class A shares of Seeyond Multi-Asset Allocation Fund is incorporated by reference to exhibit (m)(13)(a) to PEA No. 191 to the Registration Statement filed on July 10, 2014.

		(b)	Rule 12b-1 Plan for Class C shares of Seeyond Multi-Asset Allocation Fund is incorporated by reference to exhibit (m)(13)(b) to PEA No. 191 to the Registration Statement filed on July 10, 2014.

	(13)	(a)	Rule 12b-1 Plan for Class A shares of ASG Global Macro Fund is incorporated by reference to exhibit (m)(13)(a) to PEA No. 194 filed on December 1, 2014.

		(b)	Rule 12b-1 Plan for Class C shares of ASG Global Macro Fund is incorporated by reference to exhibit (m)(13)(b) to PEA No. 194 filed on December 1, 2014.

(n)			Rule 18f-3 Plan.

	(1)		The Registrant’s Amended and Restated Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 (the “1940 Act”) effective August 1, 2014 is incorporated by reference to exhibit (n)(1) to PEA No. 193 to the Registration Statement filed on September 15, 2014.

(p)			Code of Ethics.

	(1)		Code of Ethics dated September 14, 2007 for The Registrant is incorporated by reference to exhibit (p)(1) to PEA No. 132 to the Registration Statement filed on January 28, 2008.

	(2)		Code of Ethics dated October 1, 2007 as amended January 1, 2010 for NGAM Advisors and NGAM Distribution is incorporated by reference to exhibit (p)(2) to PEA No. 147 to the Registration Statement filed on April 30, 2010.

	(3)		Code of Ethics revised as of July 30, 2010 for AlphaSimplex is incorporated by reference to exhibit (p)(4) to PEA No. 155 filed on May 2, 2011.

	(4)		Code of Ethics dated February 1, 2008 as amended September 2012 for Reich & Tang is incorporated by reference to exhibit (p)(5) to PEA No. 174 filed on March 28, 2013.

	(5)		Code of Ethics dated May 20, 2008 as amended March 11, 2014 for Vaughan Nelson is incorporated by reference to exhibit (p)(6) to PEA No. 190 filed on June 27, 2014.

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	(6)	Code of Ethics dated June 1, 2011 as amended June 24, 2013 for McDonnell is incorporated by reference to exhibit (p)(8) to PEA No. 179 to the Registration Statement filed on September 26, 2013.

	(7)	Code of Ethics dated June 17, 2014 for Natixis AM US is incorporated by reference to exhibit (p)(9) to PEA No. 191 to the Registration Statement filed on July 10, 2014.

	(8)	Code of Ethics dated September 30, 2005 as amended November 10, 2014 for Harris Associates is incorporated by reference to exhibit (p)(8) to PEA No. 197 filed on March 27, 2015.

	(9)	Code of Ethics dated January 14, 2000 as amended December 18, 2014 for Loomis Sayles is incorporated by reference to exhibit (p)(9) to PEA No. 197 filed on March 27, 2015.

(q)		Powers of Attorney.

	(1)	Powers of Attorney for Robert J. Blanding, John T. Hailer, and Sandra O. Moose dated October 18, 2004, designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee are incorporated by reference to exhibit (q) to PEA No. 124 to the Registration Statement filed on December 2, 2004.

	(2)	Power of Attorney for Cynthia L. Walker dated June 2, 2005, designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(2) to PEA No. 128 to the Registration Statement filed on January 30, 2006.

	(3)	Power of Attorney for Kenneth A. Drucker dated June 17, 2008, designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(4) to PEA No. 136 to the registration Statement filed on July 17, 2008.

	(4)	Power of Attorney for Wendell J. Knox dated June 4, 2009, designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(4) to PEA No. 143 to the Registration Statement filed on July 15, 2009.

	(5)	Power of Attorney for Erik Sirri dated November 19, 2009, designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(5) to PEA No. 146 to the Registration Statement filed on March 1, 2010.

	(6)	Power of Attorney for Peter Smail dated November 24, 2009, designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(6) to PEA No. 146 to the Registration Statement filed on March 1, 2010.

	(7)	Power of Attorney for David L. Giunta dated January 3, 2011, effective

15

January 1, 2011, designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(8) to PEA No. 154 filed on February 25, 2011.

(8)	Power of Attorney for Martin T. Meehan dated July 1, 2012, designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(9) to PEA No. 169 to the registration Statement filed on October 17, 2012.

(9)	Power of Attorney for Edmond J. English dated December 28, 2012, designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (1) to PEA No. 171 to the registration Statement filed on January 18, 2013.

(10)	Power of Attorney for Richard A. Goglia dated November 13, 2014, designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for the Trustee is incorporated by reference to exhibit (q)(10) to PEA No. 196 to the Registration Statement filed on January 28, 2015.

Item 29. Persons Controlled by or under Common Control with the Registrant.

The Registrant is not aware of any person controlled or under common control with any of its series. As of April 1, 2015, the persons listed below owned 25% or more of the outstanding voting securities of one or more series of the Registrant and thus may be deemed to “control” the series within the meaning of Section 2(a)(9) of the 1940 Act:

Fund	Shareholder and Address	Percentage of shares held
ASG Global Alternatives Fund	Wells Fargo Bank Minneapolis, MN 55480-1533	31.16%
ASG Global Macro Fund	Natixis Global Asset Management, L.P. Boston, MA 02116-3368	94.02%
ASG Managed Futures Strategy Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	29.63%
ASG Tactical U.S. Market Fund	LPL Financial San Diego, CA 92121-1968	62.06%
Loomis Sayles Dividend Income Fund	LPL Financial San Diego, CA 92121 - 1968	35.38%
Loomis Sayles Emerging Markets Opportunities Fund	Natixis Global Asset Management, L.P. Boston, MA 02116-3368	77.45%
McDonnell Intermediate Municipal Bond Fund	Natixis Global Asset Management, L.P. Boston, MA 02116-3368	39.65%
	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	39.77%
Seeyond Multi-Asset Allocation Fund	Natixis Global Asset Management, L.P. Boston, MA 02116-3368	98.45%

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Item 30. Indemnification.

Under Article 5 of the Registrant’s By-laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 5 of the Registrant’s By-laws incorporated by reference to exhibit (b)(1) to PEA No. 140 to the Registration Statement filed on December 1, 2008.

The Distribution Agreements, the Custodian Agreement, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the “Agreements”) contained herein and in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with Natixis Global Asset Management, L.P. and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

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Item 31. Business and Other Connections of Investment Adviser.

(a)	NGAM Advisors, a wholly-owned subsidiary of Natixis Global Asset Management, L.P., serves as investment adviser to Natixis Oakmark Fund, McDonnell Intermediate Municipal Bond Fund, Vaughan Nelson Value Opportunity Fund and Vaughan Nelson Select Fund and subadviser (through its Division Active Investment Advisors) to ASG Tactical U.S. Market Fund. NGAM Advisors was organized in 1995.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of NGAM Advisors during the past two years is incorporated by reference to schedules A, C and D of Form ADV filed by NGAM Advisors pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) (SEC file No. 801-48408; IARD/CRD No. 106800).

(b)	Harris Associates serves as a subadviser to the Registrant’s Natixis Oakmark Fund. Harris Associates serves as investment adviser to mutual funds, individuals, trusts, retirement plans, endowments and foundations, and manages several private partnerships, and is a registered commodity trading adviser and commodity pool operator.

The list required by this Item 31 regarding any other business, profession or employment of a substantial nature engaged in by officers and partners of Harris Associates during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Harris Associates pursuant to the Advisers Act (SEC File No. 801-50333; IARD/CRD No. 106960).

(c)	Reich & Tang, a subsidiary of Natixis Global Asset Management, L.P., serves as the subadviser to ASG Global Alternatives Fund, ASG Global Macro Fund, ASG Managed Futures Strategy Fund and ASG Tactical U.S. Market Fund and currently is manager or subadviser of 13 registered investment companies, of which it acts as administrator for 10, and advises pension trusts, profit sharing trusts and endowments.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Reich & Tang during the past two years is incorporated herein by reference to schedules A, B and D of Form ADV filed by Reich & Tang pursuant to the Advisers Act (SEC file No. 801-47230, IARD/CRD No. 106186).

(d)	AlphaSimplex, a subsidiary of Natixis Global Asset Management, L.P., serves as the investment adviser to ASG Global Alternatives Fund, ASG Global Macro Fund, ASG Managed Futures Strategy Fund and ASG Tactical U.S. Market Fund and currently is manager or subadviser of additional registered investment companies and privately-offered funds.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of AlphaSimplex during the past two years is incorporated herein by reference to schedules A, B and D of Form ADV filed by AlphaSimplex pursuant to the Advisers Act (SEC file No. 801-62448, IARD/CRD No. 128356).

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(e)	Vaughan Nelson, a subsidiary of Natixis Global Asset Management, L.P., serves as subadviser to the Registrant’s Vaughan Nelson Value Opportunity Fund and Vaughan Nelson Select Fund and provides investment advice to a number of other registered investment companies and to other organizations and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Vaughan Nelson during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Vaughan Nelson pursuant to the Advisers Act (SEC file No. 801-51795, IARD/CRD No. 106975).

(f)	Loomis Sayles, a subsidiary of Natixis Global Asset Management, L.P., serves as adviser to the Registrant’s Loomis Sayles Dividend Income Fund, Loomis Sayles Emerging Markets Opportunities Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Loomis Sayles Strategic Alpha Fund and provides investment advice to a number of other registered investment companies and to other organizations and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Advisers Act (SEC file No. 801-170; IARD/CRD No. 105377).

(g)	McDonnell serves as subadviser to the Registrant’s McDonnell Intermediate Municipal Bond Fund and provides investment advice to a number of other registered investment companies and to other organizations and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of McDonnell during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by McDonnell pursuant to the Advisers Act (SEC file No. 801-60399; IARD/CRD No. 113878).

(h)	Natixis AM US, a subsidiary of Natixis Asset Management, serves as the investment adviser to Seeyond Multi-Asset Allocation Fund and provides investment advice to a number of other organizations and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Natixis AM US during the past two years is incorporated herein by reference to schedules A, C, and D of Form ADV filed by Natixis AM US pursuant to the Advisors Act (SEC file No. 801-79804; IARD/ CRD no. 171003).

(a)	Item 32. Principal Underwriters

NGAM Distribution, L.P., the Registrant’s principal underwriter, also serves as principal underwriter for:

Natixis Funds Trust I

Natixis Funds Trust IV

Loomis Sayles Funds I

Loomis Sayles Funds II

Gateway Trust

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(b)	The general partner and officers of the Registrant’s principal underwriter, NGAM Distribution, L.P., and their addresses are as follows:

Name	Positions and Offices with Principal Underwriter	Positions and Offices with the Registrant
NGAM Distribution Corporation	General Partner	None

David L. Giunta	President and Chief Executive Officer	President and Chief Executive Officer

Coleen Downs Dinneen	Executive Vice President, General Counsel, Secretary and Clerk	Secretary, Clerk and Chief Legal Officer

Russell Kane	Senior Vice President, Deputy General Counsel, Assistant Secretary, Assistant Clerk and Chief Compliance Officer for Mutual Funds	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary

Michael Kardok	Senior Vice President	Treasurer, Principal Financial and Accounting Officer

Beatriz Pina Smith	Executive Vice President, Treasurer and Chief Financial Officer	None

Anthony Loureiro	Senior Vice President, Chief Compliance Officer-Broker/Dealer and Anti-Money Laundering Compliance Officer	None

Marilyn Rosh	Senior Vice President and Controller	None

Josh Bogen	Executive Vice President	None

Matthew Coldren	Executive Vice President	None

Mark Doyle	Executive Vice President	None

Ed Farrington	Executive Vice President	None

Robert Hussey	Executive Vice President	None

George Marootian	Executive Vice President	None

Dan Santaniello	Executive Vice President	None

Sharon Wratchford	Executive Vice President	None

Paul Anderson	Senior Vice President	None

John Bearce	Senior Vice President	None

William Butcher	Senior Vice President	None

Leslie Checkman	Senior Vice President	None

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Name	Positions and Offices with Principal Underwriter	Positions and Offices with the Registrant
Claudine Ciccia	Senior Vice President	None

Jeff Clough	Senior Vice President	None

James Cove	Senior Vice President	None

Joe Duffey	Senior Vice President	None

Dineen Dusablon	Senior Vice President	None

Nick Elward	Senior Vice President	None

Tracy Fagan	Senior Vice President	None

Kevin Finney	Senior Vice President	None

Tracey Flaherty	Senior Vice President	None

Sean Foley	Senior Vice President	None

Matt Garzone	Senior Vice President	None

Alaina Giampapa	Senior Vice President	None

David Goodsell	Senior Vice President	None

Peter Gozelski	Senior Vice President	None

Marina Gross	Senior Vice President	None

Tom Huddleston	Senior Vice President	None

Christopher Hunter	Senior Vice President	None

Sean Kane	Senior Vice President	None

Jeff Keselman	Senior Vice President	None

David Lafferty	Senior Vice President	None

Ted LeClair	Senior Vice President	None

Rosa Licea-Mailloux	Senior Vice President	None

Dan Lynch	Senior Vice President	None

Cyndi Lyons	Senior Vice President	None

Robert Lyons	Senior Vice President	None

Ian MacDuff	Senior Vice President	None

21

Name	Positions and Offices with Principal Underwriter	Positions and Offices with the Registrant
Stewart Martin	Senior Vice President	None

Marla McDougall	Senior Vice President	None

Peter Olsen	Senior Vice President	None

Maureen O’Neill	Senior Vice President	None

Stacie Paoletti	Senior Vice President	None

Meghan Peachey	Senior Vice President	None

Daniel Price	Senior Vice President	None

Elizabeth Puls-Burns	Senior Vice President	None

John Refford	Senior Vice President	None

Jim Roach	Senior Vice President	None

David Snowden	Senior Vice President	None

Nancy Spaulding Gray	Senior Vice President	None

David Vallon	Senior Vice President	None

Leslie Walstrom	Senior Vice President	None

Susannah Wardly	Senior Vice President	None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)	Not applicable.

Item 33. Location of Accounts and Records

The following companies, in the aggregate, maintain possession of the documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder:

(a)		For all series of The Registrant:

	(i)	Natixis Funds Trust II
399 Boylston Street
Boston, Massachusetts 02116

	(ii)	NGAM Distribution, L.P.
399 Boylston Street
Boston, Massachusetts 02116

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	(iii)	NGAM Advisors, L.P.
399 Boylston Street
Boston, Massachusetts 02116

	(iv)	State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

	(v)	Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

(b)		For the series of the Registrant managed by Harris Associates:
Harris Associates L.P.
111 S. Wacker Drive, Suite 4600
Chicago, IL 60606

(c)		For the series of the Registrant managed by Reich & Tang: Reich & Tang Asset Management, LLC 1411 Broadway, 28th Floor New York, New York 10018-3450

(d)		For the series of the Registrant managed by AlphaSimplex: AlphaSimplex Group, LLC 255 Main Street Cambridge, Massachusetts 02142

(e)		For the series of the Registrant managed by Vaughan Nelson: Vaughan Nelson Investment Management, L.P. 600 Travis Street, Suite 6300 Houston, Texas 77002

(f)		For the series of the Registrant managed by Loomis Sayles: Loomis, Sayles & Company, L.P. One Financial Center Boston, Massachusetts 02111

(g)		For the series of the Registrant managed by McDonnell: McDonnell Investment Management, LLC One Lincoln Centre 18 W. Butterfield Rd. Oak Brook, Illinois 60181

(h)		For the series of the Registrant managed by Natixis AM US: Natixis Asset Management U.S., LLC 399 Boylston Street Boston, Massachusetts 02116

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Item 34. Management Services.

None.

Item 35. Undertakings.

The Registrant undertakes to provide the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

24

NATIXIS FUNDS TRUST II

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 199 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 29th day of April, 2015.

NATIXIS FUNDS TRUST II

By:	/s/ David L. Giunta
David L. Giunta
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David L. Giunta
David L. Giunta	President, Chief Executive Officer and Trustee	April 29, 2015

/s/ Michael C. Kardok
Michael C. Kardok	Treasurer	April 29, 2015

Robert J. Blanding*
Robert J. Blanding	Trustee	April 29, 2015

Kenneth A. Drucker*
Kenneth A. Drucker	Trustee	April 29, 2015

Edmond J. English*
Edmond J. English	Trustee	April 29, 2015

Richard A. Goglia*
Richard A. Goglia	Trustee	April 29, 2015

John T. Hailer*
John T. Hailer	Trustee	April 29, 2015

Wendell J. Knox*
Wendell J. Knox	Trustee	April 29, 2015

Martin T. Meehan*
Martin T. Meehan	Trustee	April 29, 2015

Sandra O. Moose*
Sandra O. Moose	Trustee, Chairperson of the Board	April 29, 2015

Erik R. Sirri*
Erik R. Sirri	Trustee	April 29, 2015

Peter J. Smail*
Peter J. Smail	Trustee	April 29, 2015

Cynthia L. Walker*
Cynthia L. Walker	Trustee	April 29, 2015

*By:	/s/ Coleen Downs Dinneen
Coleen Downs Dinneen
Attorney-In-Fact [1]
April 29, 2015

[1]	Powers of Attorney for Robert J. Blanding, John T. Hailer and Sandra O. Moose are incorporated by reference to exhibit (q) to PEA No. 124 to the Registration Statement filed on December 2, 2004. Power of Attorney for Cynthia L. Walker is incorporated by reference to exhibit (q)(2) to PEA No. 128 to the Registration Statement filed on January 30, 2006. Power of Attorney for Kenneth A. Drucker is incorporated by reference to exhibit (q)(4) to PEA No. 136 to the Registration Statement filed on July 17, 2008. Power of Attorney for Wendell J. Knox is incorporated by reference to exhibit (q)(4) to PEA No. 143 to the Registration Statement filed on July 15, 2009. Power of Attorney for Erik Sirri is incorporated by reference to exhibit (q)(5) to PEA No. 146 to the Registration Statement filed on March 1, 2010. Power of Attorney for Peter Smail is incorporated by reference to exhibit (q)(6) to PEA No. 146 to the Registration Statement filed on March 1, 2010. Power of Attorney for Martin T. Meehan is incorporated by reference to exhibit (q)(9) to PEA No. 169 to the Registration Statement filed on October 17, 2012. Power of Attorney for Edmond J. English is incorporated by reference to exhibit (1) to PEA No. 171 to the registration Statement filed on January 18, 2013. Power of Attorney for Richard A. Goglia is incorporated by reference to exhibit (q)(10) to PEA No. 196 to the registration Statement filed on January 28, 2015.

Natixis Funds Trust II

Exhibit Index

Exhibits for Item 28 of Form N-1A

Exhibit	Exhibit Description

(e)(14)	Form of Dealer Agreement used by NGAM Distribution, L.P.

(h)(4)	AlphaSimplex Fee Waiver/Expense Reimbursement Undertaking dated April 30, 2015 between AlphaSimplex and the Registrant, on behalf of ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund and ASG Tactical U.S. Market Fund

(h)(5)	NGAM Advisors Fee Waiver/Expense Reimbursement Undertakings dated April 30, 2015 between NGAM Advisors and the Registrant, on behalf of McDonnell Intermediate Municipal Bond Fund, Natixis Oakmark Fund and Vaughan Nelson Value Opportunity Fund

(h)(6)	Loomis Sayles Fee Waiver/Expense Reimbursement Undertaking dated April 30, 2015 between Loomis Sayles and the Registrant, on behalf of Loomis Sayles Strategic Alpha Fund

(j)	Consent of Independent Registered Accountant